UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-21335

Exact name of registrant as specified in charter:	Optimum Fund Trust

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2016

Item 1. Reports to Stockholders

 Optimum Fixed Income Fund

 Optimum International Fund

 Optimum Large Cap Growth Fund

 Optimum Large Cap Value Fund

 Optimum Small-Mid Cap Growth Fund

 Optimum Small-Mid Cap Value Fund

  Annual report

  March 31, 2016

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and, if available, their summary prospectus, which may be obtained by visiting optimummutualfunds.com or calling 800 914-0278. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Neither Delaware Investments nor its affiliates noted in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Unless otherwise noted, views expressed herein are current as of March 31, 2016, and subject to change for events occurring after such a date. Holdings are as of the date indicated and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

All third-party marks cited are the property of their respective owners.

© 2016 Delaware Management Holdings, Inc.

Portfolio management reviews

Optimum Fixed Income Fund

April 12, 2016 (Unaudited)

Performance review (for the year ended March 31, 2016)

Optimum Fixed Income Fund (Class A shares)	1-year return	– 0.63%

Optimum Fixed Income Fund (Institutional Class shares)	1-year return	– 0.48%

Barclays U.S. Aggregate Index (benchmark)	1-year return	+1.96%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Fixed Income Fund, please see the table on page 15.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisor

Pacific Investment Management Company LLC (PIMCO)

Market overview

The fiscal year ended March 31, 2016 was a challenge for global markets, triggered by concerns over economic growth, oil prices, and diverging monetary policy, with most risk assets delivering low or negative returns. Volatility drove markets and the U.S. dollar strengthened rapidly in 2015 before leveling off early in 2016.

The U.S. Federal Reserve increased rates in December 2015 for the first time in nearly a decade. While markets reacted reasonably well to this, the first quarter of 2016 was rocked with volatility as oil prices continued to fall, Japan announced further monetary policy easing, and China devalued its currency for the second time in five months. Recently, however, risk assets have recovered in response to strong U.S. economic data and a larger-than-expected European monetary stimulus program.

U.S. core bonds were volatile. Generally, rates fell in mid-2015 in response to China’s devaluation of the yuan, then rose after the Fed’s decision to raise interest rates, and fell again early in 2016 in response to plummeting oil prices, uncertainty surrounding China’s growth, and negative interest rates in Japan and Europe. High yield credit spreads widened during the Fund’s fiscal year, driven by commodity-linked sectors. Investment grade corporate credit spreads also widened, primarily due to record-breaking market supply.

The European Central Bank (ECB) exceeded market expectations by expanding its monetary easing program. China also eased and seemed to make progress in internationalizing the yuan, and Japan announced further monetary easing, unexpectedly taking interest rates into negative territory. Emerging market assets generally tumbled during the Fund’s fiscal year in anticipation of a slowdown in Chinese growth and in response to low oil prices.

Brazil and Russia entered a recession during the period, with Brazil experiencing a sharp contraction and elevated volatility in response to political uncertainty.

Source: Bloomberg

Fund performance

For the fiscal year, Optimum Fixed Income Fund underperformed its benchmark, the Barclays U.S. Aggregate Index. Both the DMC and PIMCO portions of the Fund trailed the benchmark. However, the PIMCO low duration component outpaced its benchmark, the BofA Merrill Lynch 1–3 Year U.S. Treasury Index. The following remarks describe factors that affected relative performance within the Fund’s respective portions.

DMC

Note: The portfolio-level discussion presented below appears in two sections. The first covers DMC’s portion of the Fund that focused on a multisector strategy, while the second covers its portion that focused on a short duration strategy.

Intermediate-term component

For the fiscal year ended March 31, 2016, DMC’s fixed-rate intermediate-term portion of Optimum Fixed Income Fund underperformed the Fund’s benchmark, the Barclays U.S. Aggregate Index.

The fiscal year presented many challenges to fixed income investors. Yields on shorter-maturity investments climbed in reaction to potential tightening of U.S. monetary conditions. Additionally, corporate sector risk premiums climbed as commodity prices declined significantly, and high-quality corporations deepened a trend of equity-friendly actions that employed leverage. Part of this period included further weakness in emerging market currencies and bonds. Meanwhile, agency mortgage-backed securities (MBS) seemed to be an island of relative tranquility.

DMC’s investment grade corporate bond investments lagged their benchmark peers (0.06% versus 0.93%). Industrial sector bonds

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Portfolio management reviews

Optimum Fixed Income Fund

significantly detracted from overall performance. Energy and metals-and-mining bonds had weak results, as did the communications and financial sectors. However, DMC’s utility bonds outpaced their benchmark peers.

The DMC intermediate-term portion of the Fund had an average allocation of 8% to traditional high yield bonds during the period. Risk management was critical during the fiscal year as the significant downturn in the energy and commodities sectors weighed on results. Idiosyncratic credit events spread to other high yield sectors. Within DMC’s portion of the Fund, the high yield segment’s return of - 4.36% (before expenses) detracted 40 basis points from the Fund’s relative performance. (A basis point equals one hundredth of a percentage point.) Bank loan holdings fared better as demand from collateralized loan obligation securitizations helped dampen the risk premium increase.

In response to the challenging earnings environment, DMC had a higher weighting to bank loans relative to traditional high yield bonds in this portion of the Fund because of loans’ senior position in the capital structure and DMC’s attempt to smooth returns in a volatile environment. Convertible bond positions detracted from returns as equity markets confronted challenging growth parameters and the possibility of higher short-term rates. U.S. Treasury interest rate futures were used effectively to hedge adverse moves in interest rates and to adjust yield curve positioning. Commercial mortgage-backed securities were concentrated in high-quality seasoned securitizations, and in Freddie Mac multifamily BBB-rated deals.

Diversified floating-rate component

In managing its short duration, diversified floating-rate portion of the Fund, DMC focuses on a diversified group of floating-rate securities. During the fiscal year, those assets made up about 10% of the total DMC-managed assets within the Fund.

This component of the Fund trailed its benchmark, the London interbank offered rate (Libor), which is DMC’s internal benchmark for this portion of the Fund.

Investment grade credit made up an average of 48% of this portion of the Fund during the fiscal year. Financials, at 15% of this portion of the Fund, returned -2.55%, taking away 40 basis points from portfolio returns. Industrials — the largest high-grade credit sector allocation at 26% — returned -0.64%, trailing the benchmark. Utilities detracted from performance, but had only a 4% weighting in this component. Noncorporate positions contributed very little to performance. Emerging markets were relatively volatile and detracted from performance.

Below-investment-grade assets had mixed performance. A 28% allocation to bank loans was positive, while exposure to commodities hurt results. Energy-related securities significantly detracted, including independent exploration and production companies

ConocoPhillips and Chesapeake Energy. FMG Resources detracted in metals and mining. Weatherford International performed poorly in oilfield services. iHeartCommunications was a detractor within the media sector.

This portion of the Fund averaged 10% exposure to AAA-rated asset-backed securities, which outpaced Libor with a 0.61% total return. DMC continued to find the sector attractive due to its liquidity profile and risk management flexibility.

DMC used interest rate swaps in the diversified floating-rate portion of the Fund to hedge its allocation to fixed-rate bonds. These positions generally declined in value as rates fell.

Currencies, municipal bonds, and MBS did not contribute to performance in a significant way.

PIMCO

Note: The portfolio-level discussion presented below appears in two sections. The first covers PIMCO’s portion of the Fund that focused on an intermediate-term strategy, while the second covers its portion that focused on a low duration strategy.

Intermediate-term component

The intermediate-term component of PIMCO’s portion of the Fund underperformed its benchmark, the Barclays U.S. Aggregate Index.

Interest rate strategies were the largest detractors from performance. An overall underweight to U.S. duration hurt performance as yields on U.S. Treasurys generally fell. Additionally, yield curve positioning — specifically an underweight to the long end of the U.S. Treasury curve — was costly, as long rates declined the most.

Non-U.S. exposures detracted from performance — notably, a short to the front end of the United Kingdom yield curve as U.K. interest rates fell. Within the euro zone, an underweight to German bunds hurt performance, but was offset by an overweight to Spanish and Italian sovereign bonds as yields fell. Within emerging markets, modest exposure to Mexican local interest rates contributed to performance as their higher yield more than offset the effect of rising local rates.

Currency positioning was neutral to modestly positive for performance. A long-dollar bias against a basket of emerging market currencies aided performance as these currencies depreciated. This was partly offset by a long-dollar bias versus the euro, which appreciated late in the fiscal period.

As of the end of the Fund’s fiscal year, this portion of the Fund remains underweight to U.S. duration as the U.S. economy seems to be on solid footing and PIMCO anticipates continued normalization of monetary policy. However, the portfolio is more neutrally

2

positioned regarding U.S. interest rates as global influences could continue to weigh on U.S. rates.

Low duration component

The low duration component of PIMCO’s portion of the Fund outperformed PIMCO’s internal benchmark, the BofA Merrill Lynch 1–3 Year U.S. Treasury Index.

Interest rate and spread sector strategies drove performance. Exposure to front-end core European interest rates contributed to returns as European yields fell amid supportive ECB monetary policy. Positive security selection within investment grade credit also contributed to performance despite the broader investment grade credit market trailing the overall fixed income market.

Positive security selection within investment grade credit aided performance. Within high yield credit, security selection and a focus on financial names contributed to performance as financials outperformed the broader high yield market for most of the fiscal period. An allocation to nonagency MBS added to returns as the sector gained from strong demand and limited supply.

Currency positioning contributed modestly to results. A long-dollar position against the Japanese yen and Australian dollar was positive as these currencies depreciated. This was partially offset by short exposure to the euro, which appreciated in the first three months of 2016.

At the end of the Fund’s fiscal period, PIMCO’s low duration portfolio remained underweight to U.S. duration as the U.S. economy seemed stable and monetary policy, in PIMCO’s view, is likely to continue to normalize. However, its portfolio was more neutrally positioned regarding U.S. interest rates.

In both the intermediate-term and low duration components of PIMCO’s portion of the Fund, the use of money market and government futures, currency forwards, options, and credit default swaps did not have a material effect on performance during the fiscal period.

The use of interest rate swaps to implement an underweight to the U.S. duration position that resulted in short exposure to swap rates in both components of PIMCO’s portion of the Fund negatively affected performance as swap rates outperformed Treasury rates.

PIMCO’s investment philosophy revolves around the principle of diversification. PIMCO believes that no single risk should dominate returns. By diversifying strategies, or relying on multiple sources of value, the firm believes it has the potential to generate a solid track record with a high degree of consistency. Additionally, PIMCO’s investment process focuses on longer-term (three to five year) trends, recognizing that secular considerations such as demographics, political factors, and structural changes in the domestic and international economy exert powerful, sustained influences on interest rates.

During the fiscal year, PIMCO remained true to its basic core bond philosophy; however, two elements of that philosophy aim to ensure that the process is dynamic and continually improving. First, PIMCO’s commitment to seeking value across all bond market sectors, or maintaining as broad an opportunity set as possible, has led PIMCO to explore many newly created or newly liquid sectors. Second, PIMCO’s commitment to quantitative technology has led to a continual focus on improvement in the implementation of its philosophy as it continues to improve the tools it uses for assessing risk-reward trade-offs.

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Portfolio management reviews

Optimum International Fund

April 12, 2016 (Unaudited)

Performance review (for the year ended March 31, 2016)

Optimum International Fund (Class A shares)	1-year return	– 5.58%

Optimum International Fund (Institutional Class shares)	1-year return	– 5.38%

MSCI EAFE Index (gross) (benchmark)	1-year return	– 7.87%

MSCI EAFE Index (net) (benchmark)	1-year return	– 8.27%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum International Fund, please see the table on page 18.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Acadian Asset Management LLC (Acadian)

EARNEST Partners LLC (EARNEST)

Market overview

Diminished expectations for global growth had a major effect on global markets throughout the Fund’s fiscal year ended March 31, 2016. International equity markets finished with returns deep in negative territory. The developed markets (as represented by the MSCI EAFE Index) and international markets (as represented by the MSCI ACWI ex-U.S. Index) declined roughly 8% and 9%, respectively, during the Fund’s fiscal year. Emerging markets, as represented by the MSCI Emerging Markets Index, declined 12%. In contrast, the U.S. large-cap market, as represented by the Russell 1000® Index, eked out positive returns of 0.5% during the Fund’s fiscal year.

Equity market performance over much of the Fund’s fiscal year was heavily influenced by three key drivers: a sharper-than-expected slowdown in Chinese economic growth; ongoing pressure on oil and commodity prices; and uncertainty surrounding the timing and magnitude of U.S. interest rate policy normalization.

During the last three months of 2015, the Chinese economy’s annual rate of growth was below 7% — the lowest in 25 years. This growth slowdown was particularly pronounced in international markets due to their reliance on Chinese trade. While China’s gross domestic product (GDP) — a measure of all goods and services produced in a country in a given year — continued to grow at a rate that outpaced every major economy in the world, the nation’s manufacturing sector throttled back. Prices for commodities were squeezed by China’s falling appetite; commodity export-dependent economies were particularly hard hit.

Energy prices were a focal point of investor interest during the Fund’s fiscal year. The price of crude oil slid through much of the period. By the close of the fiscal period, crude inventories were at levels not seen since the Great Depression, while Saudi Arabia and other major oil-producing nations had begun to explore the possibility of freezing output.

Speculation over a contemplated rate hike by the U.S. Federal Reserve overshadowed markets earlier in the fiscal period. The Fed initiated a 0.25-percentage-point hike in December 2015, which, by that point, was largely anticipated. This set the stage for a divergence in policy with monetary authorities in Europe and Japan, which have embraced negative interest rates.

Source: Bloomberg

Fund performance

In what was a challenging year for international equities, Optimum International Fund declined, but outperformed its benchmark, the MSCI EAFE (Europe, Australasia, Far East) Index. Acadian’s portion of the Fund turned in a positive performance, largely due to stock selection. However, EARNEST trailed the Fund’s benchmark due, in large part, to its relative overweight in emerging markets.

Acadian

Acadian’s portion of the Fund outperformed the MSCI EAFE Index during the Fund’s fiscal period. From a sector perspective, an underweight position in financials contributed to its relative performance. Low interest rates, oil pressures, and tightening regulations hurt the financial sector. Acadian’s overweight position in information technology was also a positive for its portion of the Fund — many companies within this sector reported better-than-expected earnings, while others benefited from a flurry of merger and acquisition activity. In terms of sector weightings that trailed the benchmark, Acadian’s underweight positions in consumer staples and telecommunication services hurt relative performance for its portion of the Fund. In reaction to the elevated levels of market volatility that characterized the fiscal period, investors were drawn by these sectors’ potential to offer downside protection and generally stable dividends.

Two holdings that helped drive positive performance in Acadian’s portion of the Fund were Galenica and Neste. Galenica’s shares climbed after the Swiss pharmaceutical firm reported an increase in first-half sales from a year earlier and raised its 2015 profit outlook. Finnish oil refiner and marketer Neste’s stock advanced after the company announced it would partner with Boeing, a U.S. manufacturer of commercial jetliners and defense, space, and security systems, to commercialize renewable aviation fuel.

In contrast, two holdings that detracted from Acadian’s portion of the Fund were Brazil-headquartered meat processor JBS and Australia & New Zealand Banking Group (ANZ). Shares of JBS fell after Brazil’s federal audit court said the company might have received special treatment from BNDES, the state-run national development bank. Meanwhile, ANZ’s shares fell after the lender, along with many of its peers, announced plans to raise capital to meet stricter regulatory requirements.

At the end of the fiscal period, Acadian still held JBS in its portion of the Fund, given this company’s highly favorable valuation characteristics. In addition, JBS had continued to show positive indicators from Acadian’s cash flow quality and peer momentum signals. Acadian sold ANZ out of the Fund in late September 2015.

As of the end of the fiscal year, Acadian’s largest overweight positions at the country level were Japan and Israel. Its portion of the Fund also held significant opportunistic exposures to Canada and South Korea. France, the United Kingdom, Germany, and Switzerland were Acadian’s largest underweight positions. In terms of sectors, Acadian held overweights in healthcare and information technology, while underweighting financials.

EARNEST

During the Fund’s fiscal period, EARNEST’s portion of the Fund posted a negative return that trailed that of its benchmark, the MSCI EAFE Index. EARNEST’s relative overweight to emerging markets accounted for a material portion of its underperformance.

Holdings within the consumer discretionary and financial sectors contributed to performance for EARNEST’s portion of the Fund, primarily due to stock selection. In contrast, holdings within industrials, materials, and consumer staples were the primary detractors. Additionally, EARNEST’s Japanese holdings trailed during the fiscal year. Its underweight to Japan also detracted from performance as the Japanese index was down 7%.

EARNEST’s portion of the Fund held an average weighting of 72% to developed markets and 28% to emerging markets during the fiscal year. Stock selection in developed markets was uncharacteristically flat for the period, as macro events influenced markets substantially more than fundamentals.

EARNEST’s emerging markets holding PT Indofood was a strong performer. The company is a packaged goods leader in Indonesia’s instant-noodle market, benefiting from the demand for ready-to-eat noodles in locally popular flavors. Investors had been concerned over the pace of growth in Indonesia’s local economy, and emerging markets more broadly. But Indonesia expanded close to 5% in 2015 — faster than most developed countries. Consequently, PT Indofood’s sales grew during the fiscal year.

Statoil was a strong performer among EARNEST’s developed market holdings. Headquartered in Norway with offshore operations around the world, Statoil is one of the world’s largest oil and gas companies. Its management team continued to make strides in adapting to the low oil price environment. By focusing on cost savings and performance improvements, Statoil was able to reduce capital and operating costs by $1.9 billion during the 2015 calendar year, exceeding investors’ expectations by a wide margin.

An EARNEST holding that was a detractor was Erste Group Bank. Erste is an Austrian savings bank that has grown into one of the largest financial service providers in Central and Eastern Europe, with vast depositary franchises that span the Czech Republic and Romania, and extend into Hungary. These countries are considered relatively underbanked, so Erste can potentially take advantage of concentrated markets with little competition. During the fiscal year, investors were concerned about European banks’ profitability given the European Central Bank’s negative interest rate environment and, subsequently, shares of Erste were pulled down. At the end of the fiscal period, EARNEST continued to hold this company in its portion of the Fund, based on Erste’s improving credit performance, scale advantages, and increasing credit adoption in its region.

EARNEST holding Novartis also disappointed. A global pharmaceutical company based in Switzerland, Novartis is engaged in the development, manufacturing, and marketing of medicines. During the period, the company reported lower-than-expected sales numbers in its surgical equipment units, which are primarily sold in emerging market countries. Increased generic competition in its eye-care products division also punished the stock. At the end of the fiscal period, EARNEST continued to hold Novartis in its portion of the Fund, given the company’s positioning in both the generic and branded drug markets, strong intellectual property, and abundance of late-pipeline products.

Overall, Optimum International Fund used derivatives, including foreign currency exchange contracts, during the fiscal year. However, these had a minimal effect on performance.

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Portfolio management reviews

Optimum Large Cap Growth Fund

April 12, 2016 (Unaudited)

Performance review (for the year ended March 31, 2016)

Optimum Large Cap Growth Fund (Class A shares)	1-year return	– 2.27%

Optimum Large Cap Growth Fund (Institutional Class shares)	1-year return	– 2.00%

Russell 1000® Growth Index (benchmark)	1-year return	+2.52%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Large Cap Growth Fund, please see the table on page 21.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Fred Alger Management, Inc. (Alger)

T. Rowe Price Associates, Inc. (T. Rowe Price)

Market overview

Overcoming several volatile episodes, including the first market correction in four years, large-cap equities eked out a small gain for the fiscal year ended March 31, 2016. In the United States, an accommodative U.S. Federal Reserve finally raised rates by 0.25 percentage points near the end of 2015. Initially suggesting that it was considering an additional four increases in 2016, the Fed subsequently backed off when global markets sold off in January.

The pace of domestic economic activity continued to be slow, tempered by the strength of the dollar relative to most other global currencies, putting pressure on U.S. exports. Still, the economy in the U.S. was stronger than those of Europe and Japan, where low interest rates, weak currencies, and aggressive quantitative-easing programs continued. The deepening slowdown of China’s economy pressured many of the emerging market economies, and energy and commodity prices weakened.

Following a strong 2015 fourth quarter for U.S. stocks, investors grew concerned with the possibility that higher interest rates and slow economic growth globally might result in recession. The stock market declined sharply as 2016 began, but rallied later in the quarter, in part due to the Fed’s assurance that it would exercise caution in raising rates.

Source: Bloomberg

Fund performance

Optimum Large Cap Growth Fund significantly underperformed its benchmark, the Russell 1000 Growth Index, for the Fund’s fiscal year. Both sector allocation and stock picking detracted from performance within the portions of the Fund managed by Alger and T. Rowe Price. The healthcare sector was the most significant detractor, followed by consumer staples, in both Alger’s and T. Rowe Price’s portions of the Fund.

Alger

With its strategy of investing in companies undergoing “positive dynamic change,” Alger seeks what it views as high-quality, domestic growth stocks that can potentially generate strong earnings growth and free cash flow. Both sector allocation and stock selection were responsible for underperformance in Alger’s portion of the Fund for the Fund’s fiscal year.

The healthcare and consumer staples sectors were the leading detractors from performance in Alger’s portion of the Fund, in both cases owing to a combination of sector allocation and stock selection. Weak stock selection and an overweight of the healthcare sector negatively affected performance as the sector underperformed the benchmark. Conversely, an underweight in consumer staples proved costly. Normally a defensive sector with limited growth components, consumer staples was the second strongest-performing sector in the benchmark during the fiscal year.

SunEdison, primarily engaged in the development and operation of commercial and utility scale solar projects, was a leading detractor from performance in Alger’s portion of the Fund. The company undertook an aggressive construction and acquisition program, using high levels of debt to fund these activities. The business trend did not meet initial expectations and the company had difficulty servicing its debt obligations. When the company experienced this breakdown in fundamentals, Alger sold the shares.

Alger’s sell discipline calls for exiting a position when one of three criteria is met: The stock has achieved its price target, the company is

6

experiencing deteriorating fundamentals, or there is a new high-conviction idea with greater risk-return potential.

Vertex Pharmaceuticals is a biotechnology company with key franchises in cystic fibrosis and inflammatory diseases. The shares detracted from performance when the development of a cystic fibrosis drug attracted fewer patient additions than investors initially expected. Alger believes the sales trajectory may be more unpredictable than originally anticipated, but remains confident that the market opportunity and earnings power remain intact. Alger continued to hold the shares as of the end of the fiscal year.

The information technology and materials sectors were the leading contributors to performance in Alger’s portion of the Fund during the fiscal year. Not only did the information technology sector outperform the benchmark as a whole, Alger’s investment in the sector received added benefits from both an overweight relative to the benchmark and stock selection. Although the materials sector performed poorly during the fiscal year, Alger’s portion of the Fund benefited from an underweight relative to the benchmark. Favorable stock selection contributed to performance as well.

Facebook, the world’s largest social network, was a leading contributor to performance in Alger’s portion of the Fund. Investors were heartened by the strong pace of Facebook’s growth. The company continues to take advertising dollars away from print and television. Alger believes Facebook is still in an early stage of creating a revenue stream. Although Facebook has 1.3 billion users worldwide and captures 20% of the time that these users spend online, it garners only 8% of total online advertising budgets. Alger believes that gap should narrow over time, driving growth well in excess of the overall market for the foreseeable future.

Alphabet, the parent company of Google, was another leading contributor to performance in Alger’s portion of the Fund. The company is a leading provider of search, search and display advertising, and the Android operating system. As Internet usage, broadband penetration, and user sophistication continue to increase on a global scale, Alger expects the percentage of media consumed online to increase as well. Desktop search growth is slowing, but mobile search, mobile display, and video revenue are all growing quickly and Alger believes Google is well positioned in each segment.

T. Rowe Price

T. Rowe Price’s portion of the Fund detracted from Fund performance relative to the benchmark. Overall stock selection was the primary reason for relative underperformance, but sector allocation was also significantly negative.

Stock selection in healthcare, including a large allocation to Valeant Pharmaceuticals, the second-weakest performing company in the benchmark, negatively affected relative performance in T. Rowe Price’s portion of the Fund. Valeant declined sharply in the last half of 2015 amid concerns over the company’s drug-pricing practices. Its struggles continued in 2016, as it came under investigation by the Securities and Exchange Commission and announced it would delay filing its financial statements to correct for a prior misstatement of revenue. T. Rowe Price eliminated the position during the Fund’s fiscal year.

Shares of Biogen declined sharply in the third quarter of 2015 as the biotechnology company reported a slowdown in sales growth for its blockbuster multiple sclerosis treatment Tecfidera. The slowdown was partially attributed to concerns about a rare side effect linked to a patient death. T. Rowe Price reduced the position in Biogen but retains a favorable long-term outlook based on the company’s compelling pipeline of new drugs.

Consumer staples was also a large detractor in T. Rowe Price’s portion of the Fund, largely due to a significant underweighting relative to the benchmark. The sector was the second-strongest performer in the benchmark for the fiscal period.

Information technology was the leading relative outperformer in T. Rowe Price’s portion of the Fund, mainly due to stock selection. Limited exposure to Apple boosted relative returns as shares declined in response to tempering expectations. While Apple demonstrated strength in China, iPhone sales fell short of expectations in the last half of 2015. T. Rowe Price owns the stock because it believes Apple is a high-quality, well-managed, and well-positioned company with a strong track record of delivering superior products. However, T. Rowe Price maintains a limited allocation in the belief that a decelerating product cycle could eventually hamper iPhone growth.

Consumer discretionary outperformed on a combination of stock selection and a favorable overweight compared to the benchmark. Shares of Amazon.com posted strong trailing 1-year returns, despite weakness in the first quarter of 2016. Throughout the Fund’s fiscal year, Amazon.com demonstrated solid growth in its core retail business and reported impressive results with sharp acceleration in revenue and margins in its Amazon Web Services cloud-computing unit.

Overall, Optimum Large Cap Growth Fund used derivatives, including foreign currency exchange contracts, during the fiscal year. However, these had a minimal effect on performance.

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Portfolio management reviews

Optimum Large Cap Value Fund

April 12, 2016 (Unaudited)

Performance review (for the year ended March 31, 2016)

Optimum Large Cap Value Fund (Class A shares)	1-year return	– 4.54%

Optimum Large Cap Value Fund (Institutional Class shares)	1-year return	– 4.29%

Russell 1000® Value Index (benchmark)	1-year return	– 1.54%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Large Cap Value Fund, please see the table on page 24.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Herndon Capital Management, LLC (Herndon)

Massachusetts Financial Services Company (MFS)

Market overview

Sluggish global growth, particularly among emerging market economies, marked the fiscal year ended March 31, 2016. As expected, the U.S. Federal Reserve raised interest rates a quarter percentage point in December 2015, from a range of 0 – 0.25% to a range of 0.25 – 0.50%, but Fed officials maintained caution for the rest of the fiscal year, as economic conditions overseas remained stagnant. Meanwhile, the central banks of other large developed economies, in particular the European Central Bank and the Bank of Japan, continued to embrace accommodative monetary policies.

The crash in the Chinese stock market unnerved investors around the globe. Although the Chinese government ramped up a wide range of monetary and fiscal measures to stimulate its struggling economy, bolster sentiment, and stabilize its currency, China’s economy only began to stabilize toward the end of the fiscal year.

Global declines in the cost of oil and other commodities generally had an adverse effect on earnings for U.S. companies, primarily those within the energy, materials, and industrial sectors.

The sharp rise in the U.S. dollar also weighed on earnings during this period, though dollar strength ebbed moderately late in the fiscal year. Exports were crimped by the U.S. dollar’s strength and falling demand in emerging markets.

Despite tighter financial conditions within the United States, workers simultaneously experienced a modest increase in real wages and falling gasoline prices. The combination helped sustain consumer spending during the second half of the fiscal period. In particular, automobile demand reached near-record territory in early 2016.

Source: Bloomberg

Fund performance

Optimum Large Cap Value Fund posted negative returns and underperformed its benchmark, the Russell 1000 Value Index, for the fiscal year. Turbulence within the energy sector negatively affected Herndon’s portion of the Fund. In MFS’s portion of the Fund, an underweight allocation in technology and utilities and communications — combined with weak stock selection in healthcare — detracted from performance.

Herndon

Herndon maintains a consistent approach to managing the portfolio, regardless of market conditions. The management team employs a fundamental, bottom-up (stock-by-stock) investment process that identifies value-creating opportunities through the identification of individual stocks with strong fundamentals and attractive valuation characteristics.

Herndon’s portion of the Fund underperformed its benchmark. Performance was hampered primarily by the energy sector, which continued to be affected by negative sentiment and a continued decline in crude oil costs. The largest individual performance detractor for Herndon’s portion of the Fund was petroleum and natural gas explorer SM Energy, which was negatively affected by global trends within its industry. Herndon sold the holding during the Fund’s fiscal year.

An underweight position within the financial sector also detracted from performance in Herndon’s portion of the Fund. The lack of money center bank exposure hurt performance as investors gravitated toward these institutions, especially due to the continuation of the Greek debt crisis. Instead, Herndon’s focus within the sector was on asset management firms like Waddell & Reed; a stock that Herndon views as a value creating opportunity, and therefore continues to own in its portion of the Fund.

Positive stock selection as well as an overweight in consumer staples significantly contributed to performance in Herndon’s portion of the Fund. Individual stock contributors included tobacco giants Philip Morris International and Altria Group.

Stock selection also drove strong relative performance within the consumer discretionary sector, particularly as all three sector holdings within Herndon’s portion of the Fund — TJX, YUM! Brands, and Ross Stores — outperformed both the sector and benchmark returns.

At the end of the fiscal year, Herndon’s portion of the Fund held overweight positions in technology, materials, consumer staples, and energy, and underweight positions in financials, utilities, healthcare, and telecommunications.

At the end of the fiscal period, Herndon continues to seek out what it views as value-creating opportunities. Herndon strives to produce a portfolio that it believes should generate alpha (a measure of performance on a risk-adjusted basis) through the acquisition of what it considers to be high conviction, fundamentally sound, and significantly undervalued companies.

MFS

During all market environments, MFS’s investment philosophy and approach for its portion of the Fund is to identify high-quality, undervalued stocks that it believes offer the best potential for healthy long-term, risk-adjusted returns. During the Fund’s fiscal period, MFS noted that its investment opportunity set began to shift. Notably, for the first time since the global financial crisis, MFS saw opportunities in the market that were more distinguished by their valuation differential versus the market as opposed to their relative quality. MFS found many businesses (still considered above-average in quality) that faced significant fundamental challenges. These challenges caused their valuations to contract and present MFS with several valuation opportunities.

MFS’s portion of the Fund reported a small absolute return for the fiscal year and outpaced its benchmark. An overweight allocation and stock selection in the strong-performing consumer staples sector contributed to performance relative to the benchmark. In particular, an overweight position in tobacco giant Philip Morris International contributed to performance, as did holding shares of branded consumer foods manufacturer and marketer General Mills, which is not included in the benchmark.

An underweight allocation to the especially turbulent energy sector further strengthened MFS’s relative performance as did not owning shares of oil and gas exploration and production company ConocoPhillips (a benchmark holding).

Performance within MFS’s portion of the Fund was further bolstered by strong stock selection within the special products and services sector, particularly from its position in management consulting firm Accenture, which is not represented within the benchmark.

Elsewhere, not owning shares of natural gas pipelines operator and benchmark holding Kinder Morgan helped relative performance in MFS’s portion of the Fund. MFS’s overweight positions in wireless telecommunications provider Verizon Communications, stock exchange Nasdaq, defense company Lockheed Martin, and insurance firm Chubb further contributed to relative returns, as did owning building and airplane controls manufacturer Honeywell International, which is not included in the benchmark.

An underweight allocation to the technology sector compared to the benchmark, in addition to the absence of software giant and benchmark holding Microsoft, hampered results in MFS’s portion of the Fund. Within the utilities and communications sector, an underweight in telecommunications company AT&T detracted from relative performance. MFS sold the position in AT&T by the end of the Fund’s fiscal year.

Other relative detractors included MFS’s lack of a position in diversified industrial conglomerate General Electric (a benchmark holding) and overweight positions in investment management firm Franklin Resources, healthcare services company Express Scripts, financial services firm Goldman Sachs, automotive parts manufacturer Johnson Controls, security systems company Tyco International, and building systems and aerospace products and services provider United Technologies. Media company Viacom also detracted from performance. While the media industry faces headwinds including lower ad volumes and an uptick in consumer adoption of lower priced “skinny bundle” solutions, MFS continued to hold a small position in Viacom as low market expectations translated to a very undemanding valuation for the business.

To a lesser extent, weak stock selection in the healthcare sector also dampened relative results. However, there were no stocks within this sector that were among the largest relative detractors for MFS’s portion of the Fund during the fiscal year.

Overall, Optimum Large Cap Value Fund used derivatives, including foreign currency exchange contracts, during the fiscal year. However, these had a minimal effect on performance.

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Portfolio management reviews

Optimum Small-Mid Cap Growth Fund

April 12, 2016 (Unaudited)

Performance review (for the year ended March 31, 2016)

Optimum Small-Mid Cap Growth Fund (Class A shares)	1-year return	– 16.77%

Optimum Small-Mid Cap Growth Fund (Institutional Class shares)	1-year return	– 16.54%

Russell 2500™ Growth Index (benchmark)	1-year return	– 9.57%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Small-Mid Cap Growth Fund, please see the table on page 27.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Columbia Wanger Asset Management, LLC (CWAM)

Wellington Management Company, LLP (Wellington)

On March 17, 2016, the Board of Trustees of the Optimum Small-Mid Cap Growth Fund approved a proposal to terminate CWAM and Wellington as sub-advisors to the Fund and to appoint Peregrine Capital Management, Inc. and Columbus Circle Investors as their replacement sub-advisors to the Fund. The termination of CWAM and Wellington was effective on April 1, 2016. Please see the supplement to the Fund’s prospectus, dated March 24, 2016, for more information.

Market overview

Volatility reigned during the Fund’s fiscal year ended March 31, 2016, with a wide gap opening between the performance of small- and large-cap companies. While shares of larger-cap companies generally posted gains, as evidenced by a modest rise in the S&P 500® Index, shares of smaller-cap companies posted declines. Growth stocks outperformed value stocks, while equity markets in the United States outperformed overseas markets in both developed countries abroad and emerging markets.

The fiscal period began on an encouraging note, with U.S. equities reaching new peaks late in April 2015 and again in May. A steady flow of mergers and acquisitions, a rebound in hiring, and solid housing data all combined to fuel investors’ appetite for risk. Volatility returned to the markets in August and September, however, as oil prices plunged and the markets experienced a correction for the first time since October 2011.

Events overseas contributed to the volatility as well. Subpar global economic growth continued for a fourth straight year, with China’s slowdown heading the list of disappointments. Sharply depressed prices for commodities and oil also took a toll on emerging-market economies and markets.

The U.S. Federal Reserve’s much-anticipated interest-rate hike finally arrived in December 2015. While markets initially reacted favorably, volatility returned and persisted into 2016, with equities plunging in January on fears that a recession was imminent.

In February, however, investors took a collective deep breath as economic indicators — an upward revision in the fourth-quarter gross domestic product (GDP), a reduction in the unemployment rate, and healthy housing data — showed that the U.S. economy remained on solid footing. With the Fed then signaling that it would limit further rate hikes for the rest of 2016, markets generally rebounded, providing the fiscal year with a relatively strong finish.

Source: Bloomberg

Fund performance

Optimum Small-Mid Cap Growth Fund significantly underperformed its benchmark, the Russell 2500 Growth Index, for the Fund’s fiscal year due, in part, to poor stock selection in the information technology sector by both sub-advisors. Additionally, within Wellington’s portion of the Fund, weak stock selection in the healthcare and industrials detracted notably from performance.

Wellington

Wellington’s portion of the Fund significantly underperformed the benchmark during the Fund’s fiscal year. Weak security selection within the healthcare, industrials, and information technology sectors detracted most from relative performance. Sector allocation, the residual effect of security-selection decisions, also detracted from relative performance, particularly an overweight to the energy sector and an underweight to the industrials sector. Stronger security selection within the energy sector and an overweight allocation to the financials sector partially offset weakness elsewhere in its portion of the Fund.

Platform Specialty Products, a materials company, PTC Therapeutics, in the healthcare sector, and Nomad Foods, a consumer staples company, were among the largest detractors from performance in Wellington’s portion of the Fund. Foreign exchange rates adversely affected Platform Specialty Products, a producer of complex specialty chemicals. A significant and unexpected change in leadership there also added to investor uncertainty.

PTC Therapeutics, a pharmaceutical company focused on developing treatments for rare diseases, experienced a decline in its stock price after the Food and Drug Administration rejected its application for approval of a treatment for Duchenne muscular dystrophy.

Nomad Foods, a frozen foods company, underperformed after reporting slower-than-expected organic growth in its underlying brands during the fourth quarter of 2015. In addition, the company took on debt to finance its acquisitions. The company’s levered capital structure has been viewed as unattractive amid the market environment.

The leading contributors to Wellington’s portion of the Fund were Heartland Payment Systems and Mellanox Technologies, both members of the information technology sector. Heartland Payment Systems, a specialty payments service provider, saw a material price increase after Global Payments announced that it would acquire the company. The merger will combine two companies in the payments industry that are among the leaders in growing revenue organically (exclusive of mergers or acquisitions).

Mellanox Technologies, a major provider of semiconductors and interconnect solutions for servers, storage solutions, and switch data centers, outperformed during the fiscal period. The company is a leader in InfiniBand solutions for high-performance computing and recently acquired EZchip, enabling expansion into additional networking- and router-related markets.

CWAM

CWAM’s portion of the Fund underperformed its benchmark during the fiscal year, largely due to sector-allocation decisions. The two main detractors from performance were lack of exposure to utilities and an underweight in financials relative to the benchmark. Utilities was the strongest-performing sector during the period, and financials held up much better than the overall market. As a result, these positioning decisions negatively affected performance relative to the benchmark. In contrast, the CWAM portion benefited from its stock selection.

CWAM seeks quality growth companies at reasonable prices. Its low-turnover, bottom-up (stock-by-stock) fundamental investment strategy led to several modest positioning changes during the period. In its portion of the Fund, CWAM decreased exposure to certain industrials companies that it believed would be less competitive in the global marketplace, given the strong U.S. dollar. It trimmed several biotech stocks after their valuations became quite expensive toward the middle of the period. Additionally, as valuations climbed generally through the first half of the period, diminishing the number of attractively priced investment opportunities, CWAM decided to concentrate more capital in those existing names in which it had high conviction. That resulted in a 10% reduction in the number of companies held in this portion of the Fund at the end of the fiscal period.

The two sectors that detracted the most from CWAM’s portion of the Fund were industrials and information technology. During the fiscal year, performance of industrials lagged due to a combination of poor stock selection and an overweight allocation relative to the benchmark. CWAM owned too many names with overseas revenue that were adversely affected by the strong U.S. dollar. Within the information technology sector, poor stock selection of software companies resulted in underperformance in the sector. During the last quarter of the fiscal year, as growth company stocks in general dropped sharply, several cloud-based software companies declined. Underperformers from the software sector included Cvent and Demandware.

The two largest detractors from performance in the CWAM portion of the Fund were Cepheid and SPS Commerce. Cepheid is a healthcare company focused on diagnostic testing. The company has great promise but had difficulty executing, and CWAM exited the position. After pushing the price of SPS Commerce shares up to a lofty valuation, investors had second thoughts and the stock sold off. SPS Commerce’s stock price fell as a temporary disruption in its sales group caused the company to set 2016 organic revenue growth guidance lower than investor expectations.

The consumer discretionary and healthcare sectors were the leading contributors to CWAM’s portion of the Fund during the fiscal year. The allocation to the consumer discretionary sector benefited from strong stock selection. Within healthcare, investments were made in biotech companies such as Synageva and Sarepta Therapeutics that are developing orphan drugs used to treat serious diseases that afflict only a small number of people. Several of these holdings performed quite well for the fiscal period. Among them, Synageva’s shares more than doubled in price when the company was acquired, and CWAM subsequently exited the position.

At the individual stock level, ExlService Holdings was a leading contributor to performance in the CWAM portion of the Fund. ExlService is a software company providing analytics and operational support to a variety of businesses. It experienced strong growth during the period.

Overall, Optimum Small-Mid Cap Growth Fund used derivatives, including foreign currency exchange contracts, during the fiscal year. However, these had a minimal effect on performance.

(continues) 11

Portfolio management reviews

Optimum Small-Mid Cap Value Fund

April 12, 2016 (Unaudited)

Performance review (for the year ended March 31, 2016)

Optimum Small-Mid Cap Value Fund (Class A shares)	1-year return	– 11.96%

Optimum Small-Mid Cap Value Fund (Institutional Class shares)	1-year return	– 11.67%

Russell 2500™ Value Index (benchmark)	1-year return	– 5.20%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Small-Mid Cap Value Fund please see the table on page 30.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisors

LSV Asset Management (LSV)

Westwood Management Corp. (Westwood)

The Board of Trustees of the Fund approved the appointment of LSV Asset Management (“LSV”) as a sub-advisor to the Fund during the Fund’s fiscal year. LSV replaced The Delafield Group, a division of Tocqueville Asset Management L.P. (“Tocqueville”) and The Killen Group, Inc. (“Killen”) as a sub-advisor to Optimum Small-Mid Cap Value Fund. Please see the supplement to the Fund’s prospectus, dated Dec. 23, 2015, for more information.

Market overview

During the Fund’s fiscal year ended March 31, 2016, trends from prior years continued, dominated by elevated volatility and macroeconomic crosswinds. As all eyes remained on the Federal Reserve and other global central banks, the Fed’s long-awaited rate hike came in December 2015. At the same time, global growth concerns re-emerged, particularly in emerging markets, which led to large swings in currencies and further pressure on commodity prices. Crude oil prices continued to fall, exacerbated by supply pressures. Europe continued to dominate the headlines as a potential Greek exit from the euro zone was followed by a possible British departure from the European Union.

Despite all the volatility, the S&P 500® Index posted a small gain for the first quarter of 2016, recovering from the sharp decline late in 2015. The underlying fundamentals supporting U.S. consumers remained favorable, as unemployment remained low, wage growth trends looked encouraging, and housing remained a relative bright spot. While a “flight to safety” during the turbulence of early 2016 left the yield-sensitive sectors, including utilities and real estate investment trusts (REITs), at elevated valuations, investor sentiment continued to appear biased higher. Investors continued to await the

Fed’s next move, on the possibility that further divergence in monetary policy versus other global central banks could materially affect equity market direction.

Source: Bloomberg

Fund performance

Optimum Small-Mid Cap Value Fund underperformed its benchmark, the Russell 2500 Value Index, for the fiscal year. Westwood trailed primarily because of its underweight in utilities and from poor stock selection in the materials sector. Tocqueville also lagged the benchmark during the approximately nine months that it sub-advised its portion of the Fund. Tocqueville’s largest detractor from performance was its industrial and material exposure and a lack of exposure to the strong-performing financials sector. Killen also trailed the benchmark during its approximately nine months as a sub-advisor, hurt by consumer discretionary and energy holdings, its overweight in materials, and an underweight in financials. LSV outperformed the benchmark during the approximately two months that it managed a portion of the Fund.

Westwood

Westwood managed its portion of the Fund for the entire fiscal year. During this period, Westwood underperformed the Russell 2500 Value Index. Westwood employs a consistent and disciplined approach that seeks to protect capital in unfavorable market periods and provide attractive risk-adjusted long-term returns. A turbulent end to the Fund’s fiscal year saw a historic flight to safety and resulting appreciation in the utilities sector; Westwood’s relative underweight to the sector hurt performance in its portion of the Fund. In more normal environments, the healthcare sector would typically provide a similar defensive return profile. However, despite positive stock selection, the healthcare sector lagged the rise of the utilities sector, and Westwood’s overweight added to the underperformance.

12

Westwood’s stock selection is driven primarily by extensive research as it seeks to identify what it views as attractively valued companies that it believes have limited downside risk based on strong fundamental underpinnings. Security selection in energy and consumer staples aided performance in Westwood’s portion of the Fund during the fiscal year. Westwood’s energy holdings, which are characterized by high-quality, low-cost acreage, performed better during this period of declining oil prices. Consumer staples stocks appreciated as investors preferred safety and benefited from improving dynamics for U.S. consumers. Security selection in the materials and consumer discretionary sectors hurt relative performance in Westwood’s portion of the Fund. Lower commodity prices and the strong U.S. dollar indirectly hurt holdings in both groups.

Businesses with secondary exposure to commodity markets were the weakest performers in Westwood’s portion of the Fund. Weak emerging-market demand trends and divergent U.S. and global central bank policies drove worldwide commodity weakness. Boise Cascade’s U.S. building products business fell victim to currency-fueled Brazilian plywood imports. CIT Group saw pressure in its infrastructure portfolio, as falling crude oil prices drove declining lease rates in assets such as tanker cars. Westwood sold both positions.

During the fiscal year, Teleflex and Equifax shares performed well. Teleflex earnings results were better than expected as management continued cost execution and portfolio optimization. Equifax posted strong sales gains, driven by improving consumer credit transactions.

Looking beyond the short-term volatility, Westwood has invested in what it believes are attractive investment opportunities in U.S. consumer-facing businesses. From household product companies to content-rich media companies to U.S. construction suppliers, Westwood has found companies with transparent free-cash-flow generation that has historically driven long-term investment outperformance of Westwood’s strategy. In contrast, yield-sensitive instruments like utilities are priced dearly today and appear relatively less attractive. Westwood believes that within relatively economically insulated businesses, healthcare looks opportune because there is growth outside of government-related reimbursement, with attractive valuations arising from headline pressures. As always, Westwood relies on its well-tested process of fundamental stock picking with a long-term view.

Killen

Killen managed its portion of the Fund from April 1, 2015 to Jan. 8, 2016. During this period, Killen underperformed the Russell 2500 Value Index.

Killen’s value-style strategy seeks overlooked and undervalued businesses. For the period that Killen managed its portion of the

Fund, it found contrarian investment opportunities in the consumer staples and industrial sectors. Killen’s economic view is that the overall U.S. economy continued to grow, but showed some signs of weakness as corporate profit margins pulled back. Additionally, a slowing Chinese economy weighed on stocks and weakened commodity prices. Killen sold out of more holdings than it added during the fiscal year because of the difficulty it encountered in identifying attractively priced, out-of-favor companies.

Over the past two years, and increasingly in 2015, global economic growth became less certain and financial markets more volatile. In Killen’s opinion, the volatility in stock prices has been magnified by the precipitous drop in the price of oil and other commodities. Furthermore, the impact of declining commodity prices upon the economies of countries such as Australia, Brazil, Canada, Russia, Saudi Arabia, and South Africa has resulted in a level of uncertainty that is unsettling to investors. One consequence has been the improved relative performance of assets with larger market capitalizations as compared to those with smaller market capitalizations.

This had a material negative effect on the prices of the small- and micro-cap stocks in Killen’s portion of the Fund during the fiscal year, as the average market capitalization of the stocks held by Killen was approximately $725 million, as compared to $990 million for the small-cap Russell 2000® Index and $37 billion for the large-cap S&P 500 Index.

Bebe Stores, a women’s apparel and accessories retailer, and Hallador Energy, a miner and producer of coal for the electric power generation industry, fell sharply and detracted from Killen’s portion of the Fund.

Bebe Stores suffered from out-of-favor styles that resulted in continued earnings losses and a deteriorating balance sheet. Killen sold Bebe as an expected management turnaround never took hold. Hallador Energy suffered from operating margin pressure caused by significant declines in the price of coal.

Granite Construction, a U.S. heavy civil construction contractor and construction materials producer, and Myriad Genetics, a molecular diagnostics company, contributed to performance within Killen’s portion of the Fund. Granite Construction benefited from a rising backlog, while Myriad Genetics gained from strong sales growth from its new myRisk Hereditary Cancer testing service.

Tocqueville

Tocqueville managed its portion of the Fund from April 1, 2015 to Jan. 8, 2016. During this period, Tocqueville underperformed the Russell 2500 Value Index.

Many of the holdings within Tocqueville’s portion of the Fund were in industrials and materials stocks, which were particularly vulnerable to

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Portfolio management reviews

Optimum Small-Mid Cap Value Fund

macroeconomic issues. While Tocqueville believes the internal operations of the companies it held in these sectors were generally satisfactory and their paths to value creation continued to progress, investors seemed to paint all companies with the same brush, and their market values declined. This industrial and material exposure was the largest detractor from Tocqueville’s performance. Lack of allocation to financials also hurt relative performance, as it was the benchmark’s strongest-performing sector, and represented nearly 40% of the benchmark.

Allegheny Technologies and Minerals Technologies were the two largest detractors. Allegheny was hurt by the collapse in commodity metals prices, while Minerals sold off because of business exposure to Chinese markets. Ingram Micro was the strongest individual contributor to performance of Tocqueville’s portion of the Fund. The company reported solid earnings throughout the year and made progress on its margin expansion targets. Avery Dennison was Tocqueville’s second strongest contributor. The stock benefited from good earnings performance, strong free cash flow, and cash allocation.

LSV

LSV began managing its portion of the Fund on Jan. 29, 2016. During this part of the Fund’s fiscal year, LSV’s portion of the Fund outpaced the Russell 2500 Value Index. Attribution suggests that the deep value positioning of LSV’s portion of the Fund was rewarded as value stocks performed better during the period. Stock selection was strong across sectors, particularly in the financials sector.

LSV believes that strong long-term results can be achieved by systematically exploiting the judgmental biases and behavioral weaknesses that influence the decisions of many investors.

Because LSV’s sector weights generally do not vary much from the benchmark weight, sector allocations generally have little effect on LSV’s performance. For the two-month period that LSV managed its portion of the Fund, an overweight allocation to materials and an underweight allocation to financials contributed to relative performance, as materials was the strongest-performing sector in the benchmark and financials had the second-lowest return in the benchmark.

The two largest contributors were Newport and ADT. Newport rose substantially and LSV’s portion of the Fund had a large overweight; ADT was up a fair bit and LSV had a sizeable overweight. Schweitzer-Mauduit International and Dean Foods were the two largest detractors. LSV’s portion of the Fund was overweight in both. These four stocks continue to look attractive in LSV’s model-driven stock ranking process and remain holdings in its portion of the Fund as of the end of the Fund’s fiscal year.

Overall, Optimum Small-Mid Cap Value Fund used derivatives, including foreign currency exchange contracts, during the fiscal year. However, these had a minimal effect on performance.

Performance summaries

Optimum Fixed Income Fund	March 31, 2016
(Unaudited)

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance1,2

Average annual total returns through March 31, 2016	1 year	5 years	10 years

Class A (Est. Aug. 1, 2003)
Excluding sales charge	–0.63%	+2.82%	+4.96%
Including sales charge	–5.12%	+1.88%	+4.48%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	–1.39%	+2.11%	+4.26%
Including sales charge	–2.36%	+2.11%	+4.26%

Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	–0.48%	+3.12%	+5.30%
Including sales charge	–0.48%	+3.12%	+5.30%

Barclays U.S. Aggregate Index	+1.96%	+3.78%	+4.89%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” graph. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table on the next page. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 0.92% of the Fund’s average daily net assets from July 29, 2015, through July 29, 2016.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

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Performance summaries

Optimum Fixed Income Fund

Fund expense ratios	Class A	Class C	Institutional Class

Total annual operating expenses (without fee waivers)	1.17%	1.92%	0.92%
Net expenses (including fee waivers, if any)	1.17%	1.92%	0.92%
Type of waiver	Contractual	Contractual	Contractual

* The contractual waiver period is from July 29, 2015 to July 29, 2016. Prior to July 29, 2015, the contractual waiver was 0.95%.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

If and when we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Performance of a $10,000 Investment1

Average annual total returns from March 31, 2006 through March 31, 2016

Starting value (March 31, 2006)		Ending value (March 31, 2016)

Optimum Fixed Income Fund — Institutional Class shares	$10,000	$16,763

Barclays U.S. Aggregate Index	$10,000	$16,127

Optimum Fixed Income Fund — Class A shares	$9,550	$15,503

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2006, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 16. Please note additional details on pages 15 through 17.

The graph also assumes $10,000 invested in the Barclays U.S. Aggregate Index as of March 31, 2006. The Barclays U.S. Aggregate Index measures the performance of publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

The BofA Merrill Lynch 1–3 Year U.S. Treasury Index, mentioned on page 1, generally tracks the market for U.S. Treasury securities with maturities of one to three years.

Libor, mentioned on page 2, is a composite of the rates of interest at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers

	Nasdaq symbols	CUSIPs
Class A	OAFIX	246118681
Class C	OCFIX	246118665
Institutional Class	OIFIX	246118657

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Performance summaries

Optimum International Fund	March 31, 2016
(Unaudited)

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance1,2

Average annual total returns through March 31, 2016	1 year	5 years	10 years
Class A (Est. Aug. 1, 2003)
Excluding sales charge	–5.58%	+0.88%	+0.73%
Including sales charge	–11.00%	–0.30%	+0.14%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	–6.31%	+0.16%	+0.05%
Including sales charge	–7.25%	+0.16%	+0.05%

Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	–5.38%	+1.19%	+1.06%
Including sales charge	–5.38%	+1.19%	+1.06%

MSCI EAFE Index (gross)	–7.87%	+2.76%	+2.27%

MSCI EAFE Index (net)	–8.27%	+2.29%	+1.80%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” graph. The current expenses for each class are listed on the “Fund expense ratios” table below. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table on the next page. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 1.25% of the Fund’s average daily net assets from July 29, 2015, through July 29, 2016.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class

Total annual operating expenses (without fee waivers)	1.47%	2.22%	1.22%
Net expenses (including fee waivers, if any)	1.47%	2.22%	1.22%
Type of waiver	Contractual	Contractual	Contractual

* The contractual waiver period is from July 29, 2015 to July 29, 2016. Prior to July 29, 2015, the contractual waiver was 1.25%.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

The Funds may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

There is no guarantee that a dividend-paying stock will continue to pay dividends.

Performance of a $10,000 Investment1

Average annual total returns from March 31, 2006 through March 31, 2016

Starting value (March 31, 2006)		Ending value (March 31, 2016)

MSCI EAFE Index (gross)	$10,000	$12,515

MSCI EAFE Index (net)	$10,000	$11,949

Optimum International Fund — Institutional Class shares	$10,000	$11,110

Optimum International Fund — Class A shares	$9,425	$10,137

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2006, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 18 through 20.

The graph also assumes $10,000 invested in the MSCI EAFE Index as of March 31, 2006. The MSCI EAFE Index measures equity market performance across developed market countries in Europe, Australasia, and the Far East. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

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Performance summaries

Optimum International Fund

Performance of a $10,000 Investment1 (continued)

The MSCI ACWI ex-U.S. Index, mentioned on page 4, is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance across developed and emerging markets worldwide, excluding the United States. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

The MSCI Emerging Markets Index, mentioned on page 4, is a free float-adjusted market capitalization index designed to measure equity market performance across emerging market countries worldwide. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

The Russell 1000 Index, mentioned on page 4, measures the performance of the large-cap segment of the U.S. equity universe.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers

	Nasdaq symbols	CUSIPs
Class A	OAIEX	246118731
Class C	OCIEX	246118715
Institutional Class	OIIEX	246118699

Optimum Large Cap Growth Fund	March 31, 2016
(Unaudited)

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance1,2

Average annual total returns through March 31, 2016	1 year	5 years	10 years
Class A (Est. Aug. 1, 2003)
Excluding sales charge	–2.27%	+10.89%	+6.56%
Including sales charge	–7.91%	+9.58%	+5.94%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	–2.98%	+10.11%	+5.85%
Including sales charge	–3.85%	+10.11%	+5.85%

Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	–2.00%	+11.21%	+6.91%
Including sales charge	–2.00%	+11.21%	+6.91%

Russell 1000 Growth Index	+2.52%	+12.38%	+8.28%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” graph. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table on the next page. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 1.09% of the Fund’s average daily net assets from July 29, 2015, through July 29, 2016.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

(continues)                                                     21

Performance summaries

Optimum Large Cap Growth Fund

Fund expense ratios	Class A	Class C	Institutional Class

Total annual operating expenses (without fee waivers)	1.37%	2.12%	1.12%
Net expenses (including fee waivers, if any)	1.34%	2.09%	1.09%
Type of waiver	Contractual	Contractual	Contractual

* The contractual waiver period is from July 29, 2015 to July 29, 2016. Prior to July 29, 2015, the contractual waiver was 1.12%.

Performance of a $10,000 Investment1

Average annual total returns from March 31, 2006 through March 31, 2016

Starting value (March 31, 2006)		Ending value (March 31, 2016)

Russell 1000 Growth Index	$10,000	$22,164

Optimum Large Cap Growth Fund — Institutional Class shares	$10,000	$19,507

Optimum Large Cap Growth Fund — Class A shares	$9,425	$17,801

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2006, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 21 through 23.

The graph also assumes $10,000 invested in the Russell 1000 Growth Index as of March 31, 2006. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers

	Nasdaq symbols	CUSIPs
Class A	OALGX	246118707
Class C	OCLGX	246118889
Institutional Class	OILGX	246118871

(continues)                                                     23

Performance summaries

Optimum Large Cap Value Fund	March 31, 2016
(Unaudited)

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance1,2

Average annual total returns through March 31, 2016	1 year	5 years	10 years
Class A (Est. Aug. 1, 2003)
Excluding sales charge	–4.54%	+7.75%	+5.02%
Including sales charge	–10.04%	+6.48%	+4.40%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	–5.19%	+6.99%	+4.32%
Including sales charge	–6.13%	+6.99%	+4.32%

Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	–4.29%	+8.06%	+5.37%
Including sales charge	–4.29%	+8.06%	+5.37%

Russell 1000 Value Index	–1.54%	+10.25%	+5.72%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” graph. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table on the next page. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 1.08% of the Fund’s average daily net assets from July 29, 2015, through July 29, 2016.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class

Total annual operating expenses (without fee waivers)	1.33%	2.08%	1.08%
Net expenses (including fee waivers, if any)	1.33%	2.08%	1.08%
Type of waiver	Contractual	Contractual	Contractual

*The contractual waiver period is from July 29, 2015 to July 29, 2016. Prior to July 29, 2015, the contractual waiver was 1.08%.

Performance of a $10,000 Investment1

Average annual total returns from March 31, 2006 through March 31, 2016

Starting value (March 31, 2006)		Ending value (March 31, 2016)

Russell 1000 Value Index	$10,000	$17,436

Optimum Large Cap Value Fund — Institutional Class shares	$10,000	$16,876

Optimum Large Cap Value Fund — Class A shares	$9,425	$15,386

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2006, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 24 through 26.

The graph also assumes $10,000 invested in the Russell 1000 Value Index as of March 31, 2006. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

(continues)                                                     25

Performance summaries

Optimum Large Cap Value Fund

Stock symbols and CUSIP numbers

	Nasdaq symbols	CUSIPs
Class A	OALVX	2461118863
Class C	OCLVX	2461118848
Institutional Class	OILVX	2461118830

Optimum Small-Mid Cap Growth Fund	March 31, 2016
(Unaudited)

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance1,2

Average annual total returns through March 31, 2016	1 year	5 years	10 years
Class A (Est. Aug. 1, 2003)
Excluding sales charge	–16.77%	+4.48%	+2.61%
Including sales charge	–21.56%	+3.24%	+2.01%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	–17.39%	+3.75%	+1.91%
Including sales charge	–18.09%	+3.75%	+1.91%

Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	–16.54%	+4.80%	+2.94%
Including sales charge	–16.54%	+4.80%	+2.94%

Russell 2500 Growth Index	–9.57%	+8.77%	+6.99%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” graph. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table on the next page. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 1.34% of the Fund’s average daily net assets from July 29, 2015, through July 29, 2016.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

(continues)                                                     27

Performance summaries

Optimum Small-Mid Cap Growth Fund

Fund expense ratios	Class A	Class C	Institutional Class

Total annual operating expenses (without fee waivers)	1.77%	2.52%	1.52%
Net expenses (including fee waivers, if any)	1.59%	2.34%	1.34%
Type of waiver	Contractual	Contractual	Contractual

*The contractual waiver period is from July 29, 2015 to July 29, 2016. Prior to July 29, 2015, the contractual waiver was 1.36%.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Performance of a $10,000 Investment1

Average annual total returns from March 31, 2006 through March 31, 2016

Starting value (March 31, 2006)		Ending value (March 31, 2016)

Russell 2500 Growth Index	$10,000	$19,661

Optimum Small-Mid Cap Growth Fund — Institutional Class shares	$10,000	$13,357

Optimum Small-Mid Cap Growth Fund — Class A shares	$9,425	$12,198

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2006, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 27 through 29.

The graph also assumes $10,000 invested in the Russell 2500 Growth Index as of March 31, 2006. The Russell 2500 Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® Investment Group.

The S&P 500 Index, mentioned on page 10, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers

	Nasdaq symbols	CUSIPs
Class A	OASGX	246118822
Class C	OCSGX	246118798
Institutional Class	OISGX	246118780

(continues)                                                     29

Performance summaries

Optimum Small-Mid Cap Value Fund (Unaudited)	March 31, 2016

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance1,2

Average annual total returns through March 31, 2016	1 year	5 years	10 years
Class A (Est. Aug. 1, 2003)
Excluding sales charge	–11.96%	+4.03%	+2.77%
Including sales charge	–17.01%	+2.81%	+2.16%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	–12.62%	+3.32%	+2.08%
Including sales charge	–13.45%	+3.32%	+2.08%

Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	–11.67%	+4.34%	+3.11%
Including sales charge	–11.67%	+4.34%	+3.11%

Russell 2500 Value Index	–5.20%	+8.33%	+5.80%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” graph. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table on the next page. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 1.27% of the Fund’s average daily net assets from July 29, 2015, through July 29, 2016.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class

Total annual operating expenses (without fee waivers)	1.68%	2.43%	1.43%
Net expenses (including fee waivers, if any)	1.52%	2.27%	1.27%
Type of waiver	Contractual	Contractual	Contractual

*The contractual waiver period is from July 29, 2015 to July 29, 2016. Prior to July 29, 2015, the contractual waiver was 1.35%.

Investing involves risk, including the possible loss of principal.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Performance of a $10,000 Investment1

Average annual total returns from March 31, 2006 through March 31, 2016

Starting value (March 31, 2006)		Ending value (March 31, 2016)

Russell 2500 Value Index	$10,000	$17,568

Optimum Small-Mid Cap Value Fund — Institutional Class shares	$10,000	$13,581

Optimum Small-Mid Cap Value Fund — Class A shares	$9,425	$12,384

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2006, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 30 through 32.

The graph also assumes $10,000 invested in the Russell 2500 Value Index as of March 31, 2006. The Russell 2500 Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index, mentioned on page 12, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Index. Russell® is a trademark of Russell Investment Group.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

(continues)                                                     31

Performance summaries

Optimum Small-Mid Cap Value Fund

Stock symbols and CUSIP numbers

	Nasdaq symbols	CUSIPs
Class A	OASVX	246118772
Class C	OCSVX	246118756
Institutional Class	OISVX	246118749

Disclosure of Fund expenses

For the six-month period from October 1, 2015 to March 31, 2016 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from Oct. 1, 2015 to March 31, 2016.

Actual Expenses

The first section of the tables shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the tables shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Each Fund’s expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

Optimum Fixed Income Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/15	Ending Account Value 3/31/16	Annualized Expense Ratio	Expenses Paid During Period 10/1/15 to 3/31/16*
Actual Fund return†
Class A	$1,000.00	$1,014.60	1.29%	$ 6.50
Class C	1,000.00	1,011.10	2.04%	10.26
Institutional Class	1,000.00	1,016.10	1.04%	5.24
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.55	1.29%	$ 6.51
Class C	1,000.00	1,014.80	2.04%	10.28
Institutional Class	1,000.00	1,019.80	1.04%	5.25

Optimum International Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/15	Ending Account Value 3/31/16	Annualized Expense Ratio	Expenses Paid During Period 10/1/15 to 3/31/16*
Actual Fund return†
Class A	$1,000.00	$1,035.70	1.62%	$ 8.24
Class C	1,000.00	1,031.90	2.37%	12.04
Institutional Class	1,000.00	1,037.20	1.37%	6.98
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,016.90	1.62%	$ 8.17
Class C	1,000.00	1,013.15	2.37%	11.93
Institutional Class	1,000.00	1,018.15	1.37%	6.91

(continues)                                                     33

Disclosure of Fund expenses

Optimum Large Cap Growth Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/15	Ending Account Value 3/31/16	Annualized Expense Ratio	Expenses Paid During Period 10/1/15 to 3/31/16*
Actual Fund return†
Class A	$1,000.00	$1,033.80	1.48%	$ 7.53
Class C	1,000.00	1,030.20	2.23%	11.32
Institutional Class	1,000.00	1,034.80	1.23%	6.26
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.60	1.48%	$ 7.47
Class C	1,000.00	1,013.85	2.23%	11.23
Institutional Class	1,000.00	1,018.85	1.23%	6.21

Optimum Large Cap Value Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/15	Ending Account Value 3/31/16	Annualized Expense Ratio	Expenses Paid During Period 10/1/15 to 3/31/16*
Actual Fund return†
Class A	$1,000.00	$1,044.70	1.47%	$ 7.51
Class C	1,000.00	1,040.70	2.22%	11.33
Institutional Class	1,000.00	1,045.80	1.22%	6.24
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.65	1.47%	$ 7.41
Class C	1,000.00	1,013.90	2.22%	11.18
Institutional Class	1,000.00	1,018.90	1.22%	6.16

Optimum Small-Mid Cap Growth Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/15	Ending Account Value 3/31/16	Annualized Expense Ratio	Expenses Paid During Period 10/1/15 to 3/31/16*
Actual Fund return†
Class A	$1,000.00	$ 940.70	1.71%	$ 8.30
Class C	1,000.00	936.90	2.46%	11.91
Institutional Class	1,000.00	941.70	1.46%	7.09
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,016.45	1.71%	$ 8.62
Class C	1,000.00	1,012.70	2.46%	12.38
Institutional Class	1,000.00	1,017.70	1.46%	7.36

Optimum Small-Mid Cap Value Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/15	Ending Account Value 3/31/16	Annualized Expense Ratio	Expenses Paid During Period 10/1/15 to 3/31/16*
Actual Fund return†
Class A	$1,000.00	$1,015.20	1.65%	$ 8.31
Class C	1,000.00	1,011.10	2.40%	12.07
Institutional Class	1,000.00	1,016.10	1.40%	7.06
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,016.75	1.65%	$ 8.32
Class C	1,000.00	1,013.00	2.40%	12.08
Institutional Class	1,000.00	1,018.00	1.40%	7.06

*“Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Security type / sector allocations

Optimum Fixed Income Fund

As of March 31, 2016 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / sector	Percentage of net assets
Agency Collateralized Mortgage Obligations	5.69%
Agency Mortgage-Backed Securities	26.05%
Agency Obligation	0.05%
Collateralized Debt Obligations	1.80%
Commercial Mortgage-Backed Securities	4.59%
Convertible Bonds	0.71%
Corporate Bonds	35.10%
Banking	10.97%
Basic Industry	1.12%
Brokerage	0.31%
Capital Goods	0.74%
Communications	4.09%
Consumer Cyclical	3.30%
Consumer Non-Cyclical	3.13%
Energy	1.56%
Finance Companies	1.47%
Insurance	0.74%
Natural Gas	0.98%
Real Estate	1.44%
Technology	0.86%
Transportation	0.84%
Utilities	3.55%

Security type / sector	Percentage of net assets
Municipal Bonds	1.90%
Non-Agency Asset-Backed Securities	4.82%
Non-Agency Collateralized Mortgage Obligations	2.57%
Regional Bonds	0.17%
Senior Secured Loans	4.53%
Sovereign Bonds	2.56%
Supranational Banks	0.55%
U.S. Treasury Obligations	18.87%
Common Stock	0.00%
Convertible Preferred Stock	0.11%
Preferred Stock	0.27%
Options Purchased	0.01%
Short-Term Investments	10.00%
Total Value of Securities	120.35%
Options Written	(0.04%)
Liabilities Net of Receivables and Other Assets	(20.31%)
Total Net Assets	100.00%

(continues)                                                     35

Security type / country and sector allocations

Optimum International Fund

As of March 31, 2016 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / country	Percentage of net assets
Common Stock by Country	98.30%
Australia	3.12%
Austria	2.69%
Belgium	0.54%
Bermuda	1.75%
Brazil	1.44%
Canada	4.10%
China/Hong Kong	4.82%
Colombia	0.49%
Czech Republic	0.57%
Denmark	0.87%
Finland	0.85%
France	4.30%
Germany	3.10%
India	2.96%
Indonesia	1.01%
Ireland	2.47%
Israel	2.80%
Italy	0.43%
Japan	18.43%
Netherlands	2.71%
New Zealand	0.49%
Norway	2.60%
Peru	1.00%
Republic of Korea	3.36%
Singapore	2.47%
Spain	1.55%
Sweden	1.20%
Switzerland	5.77%
Taiwan	3.00%

Security type / country	Percentage of net assets
Thailand	0.25%
Turkey	1.20%
United Kingdom	13.02%
United States	2.94%
Short-Term Investments	1.02%
Securities Lending Collateral	4.02%
Total Value of Securities	103.34%
Obligation to Return Securities Lending Collateral	(4.02%)
Receivables and Other Assets Net of Liabilities	0.68%
Total Net Assets	100.00%

Common stock by sector	Percentage of net assets
Consumer Discretionary	12.66%
Consumer Staples	6.99%
Diversified REITs	0.17%
Energy	8.44%
Financials	20.03%
Healthcare	15.20%
Industrials	9.00%
Information Technology	9.38%
Materials	6.26%
Telecommunication Services	5.95%
Utilities	4.22%
Total	98.30%

Security type / sector allocations and top 10 equity holdings

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Optimum Large Cap Growth Fund
As of March 31, 2016 (Unaudited)

Security type / sector	Percentage of net assets
Common Stock²	96.35%
Consumer Discretionary	21.92%
Consumer Staples	5.48%
Energy	0.77%
Financials	4.54%
Healthcare	18.30%
Industrials	10.38%
Information Technology[1]	32.27%
Materials	1.32%
Telecommunication Services	1.37%
Convertible Preferred Stock	0.48%
U.S. Master Limited Partnerships	0.47%
Short-Term Investments	2.68%
Total Value of Securities	99.98%
Receivables and Other Assets Net of Liabilities	0.02%
Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Optimum Large Cap Value Fund
As of March 31, 2016 (Unaudited)

Security type / sector	Percentage of net assets
Common Stock	97.72%
Consumer Discretionary	6.90%
Consumer Staples	10.64%
Energy	9.61%
Financials	24.73%
Healthcare	11.24%
Industrials	14.28%
Information Technology	12.88%
Materials	4.82%
Telecommunication Services	1.06%
Utilities	1.56%
Short-Term Investments	2.07%
Total Value of Securities	99.79%
Receivables and Other Assets Net of Liabilities	0.21%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Alphabet Class C	5.22%
Amazon.com	5.10%
Facebook Class A	4.54%
Apple	3.91%
Microsoft	3.81%
Visa Class A	2.68%
Allergan	2.43%
Priceline Group	1.89%
Alphabet Class A	1.81%
Honeywell International	1.69%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Philip Morris International	3.53%
Accenture Class A (Ireland)	2.64%
United Parcel Service Class B	2.33%
Lockheed Martin	2.28%
JPMorgan Chase	2.24%
Altria Group	2.13%
Johnson & Johnson	1.90%
TJX	1.88%
CBOE Holdings	1.70%
American Express	1.65%

(continues)                                                     37

Security type / sector allocations and top 10 equity holdings

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Optimum Small-Mid Cap Growth Fund
As of March 31, 2016 (Unaudited)

Security type / sector	Percentage of net assets
Common Stock²	93.00%
Consumer Discretionary	17.02%
Consumer Staples	0.66%
Energy	2.40%
Financials	11.44%
Healthcare	18.39%
Industrials	15.29%
Information Technology[2]	25.19%
Materials	1.85%
Telecommunication Services	0.76%
Convertible Preferred Stock	1.32%
Exchange-Traded Fund	0.65%
Short-Term Investments	4.96%
Total Value of Securities	99.93%
Receivables and Other Assets Net of Liabilities	0.07%
Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
CoStar Group	1.75%
Middleby	1.50%
WNS Holdings ADR	1.47%
Toro	1.32%
MarketAxess Holdings	1.29%
Drew Industries	1.20%
Panera Bread Class A	1.20%
Mellanox Technologies (Israel)	1.13%
Guidewire Software	1.12%
Associated Banc-Corp	1.12%

Optimum Small-Mid Cap Value Fund
As of March 31, 2016 (Unaudited)

Security type / sector	Percentage of net assets
Common Stock²	96.73%
Consumer Discretionary	14.30%
Consumer Staples	4.30%
Energy	3.27%
Financials[3]	25.82%
Healthcare	8.51%
Industrials	13.71%
Information Technology	15.10%
Materials	6.16%
Telecommunication Services	0.77%
Utilities	4.79%
Short-Term Investments	2.92%
Total Value of Securities	99.65%
Receivables and Other Assets Net of Liabilities	0.35%
Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Pitney Bowes	1.54%
Huntington Ingalls Industries	1.27%
Amdocs	1.21%
Patterson	1.18%
Booz Allen Hamilton Holding	1.18%
j2 Global	1.17%
Energizer Holdings	1.12%
Teleflex	1.09%
PolyOne	1.06%
Cooper	1.05%

1To monitor compliance with Optimum Large Cap Growth Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940 (1940 Act)). The Information Technology sector consisted of diversified financial services, commercial services, computers, internet and telecommunications, semiconductors, and software. As of March 31, 2016, such amounts, as percentage of total net assets, were 4.07%, 0.60%, 3.96%, 14.25%, 1.85%, and 7.54%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentages in the Information Technology sector for financial reporting purposes may exceed 25%.

2To monitor compliance with Optimum Small-Mid Cap Growth Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the 1940 Act). The Information Technology sector consisted of commercial services, computers, electrical components & equipment, internet, semiconductors, software, and telecommunications. As of March 31, 2016, such amounts, as percentage of total net assets, were 3.06%, 5.27%, 1.98%, 2.21%, 3.41%, 8.50%, and 0.76% respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentages in the Information Technology sector for financial reporting purposes may exceed 25%.

3To monitor compliance with Optimum Small-Mid Cap Value Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Industrials sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the 1940 Act). The Financials sector consisted of banks, diversified financial services, insurance, investment companies, real estate investment trust, and savings and loans. As of March 31, 2016, such amounts, as percentage of total net assets, were 9.05%, 0.30%, 6.17%, 0.74%, 8.65%, and 0.91%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentages in the Financials sector for financial reporting purposes may exceed 25%.

(continues)                                                     39

Schedules of investments

Optimum Fixed Income Fund

March 31, 2016

	Principal amount°	Value (U.S. $)

Agency Collateralized Mortgage Obligations – 5.69%

Fannie Mae Connecticut Avenue Securities
Series 2015-C03 1M1 1.933% 7/25/25 ●	276,761	$277,012
Series 2015-C03 2M1 1.933% 7/25/25 ●	260,318	260,277
Series 2015-C04 2M1 2.133% 4/25/28 ●	121,046	121,184
Series 2016-C02 1M1 2.585% 9/25/28 ●	35,000	35,038
Fannie Mae Grantor Trust
Series 1999-T2 A1 7.50% 1/19/39 ●	11,298	12,946
Series 2002-T4 A3 7.50% 12/25/41	40,043	46,982
Series 2004-T1 1A2 6.50% 1/25/44	12,131	13,863
Fannie Mae REMIC Trust
Series 2004-W4 A5 5.50% 6/25/34	1,256,278	1,313,524
Series 2004-W11 1A2 6.50% 5/25/44	60,681	72,694
Fannie Mae REMICs
Series 1996-46 ZA 7.50% 11/25/26	8,247	9,351
Series 1999-19 PH 6.00% 5/25/29	146,661	167,180
Series 2001-14 Z 6.00% 5/25/31	8,821	10,102
Series 2002-90 A1 6.50% 6/25/42	10,619	12,470
Series 2002-90 A2 6.50% 11/25/42	35,332	40,140
Series 2003-26 AT 5.00% 11/25/32	52,378	52,985
Series 2005-70 PA 5.50% 8/25/35	85,311	96,978
Series 2005-110 MB 5.50% 9/25/35	93,350	99,683
Series 2007-30 OE 3.793% 4/25/37 @Ω^	4,085,772	3,794,478
Series 2007-114 A6 0.633% 10/27/37 ●	4,354,940	4,335,588
Series 2008-15 SB 6.167% 8/25/36 ●S	179,840	37,771
Series 2008-24 ZA 5.00% 4/25/38	18,665,512	20,890,284
Series 2009-2 AS 5.267% 2/25/39 @●S	1,779,480	242,298
Series 2009-68 SA 6.317% 9/25/39 @●S	402,042	73,712

	Principal amount°	Value (U.S. $)

Agency Collateralized Mortgage Obligations (continued)

Fannie Mae REMICs
Series 2009-94 AC 5.00% 11/25/39	250,192	$275,380
Series 2010-41 PN 4.50% 4/25/40	475,000	521,003
Series 2010-43 HJ 5.50% 5/25/40	138,343	156,983
Series 2010-96 DC 4.00% 9/25/25	664,290	706,709
Series 2010-123 FE 0.913% 11/25/40 ●	3,032,125	3,051,678
Series 2010-129 SM 5.567% 11/25/40 ●S	1,429,026	235,911
Series 2011-15 SA 6.627% 3/25/41 ●S	1,446,417	311,167
Series 2011-118 DC 4.00% 11/25/41	1,755,193	1,853,571
Series 2012-98 MI 3.00% 8/25/31 S	2,045,374	207,830
Series 2012-122 SD 5.667% 11/25/42 ●S	1,856,129	428,311
Series 2013-38 AI 3.00% 4/25/33 S	1,969,015	255,152
Series 2013-43 IX 4.00% 5/25/43 S	5,347,179	1,247,097
Series 2013-44 DI 3.00% 5/25/33 S	3,022,699	393,652
Series 2013-55 AI 3.00% 6/25/33 S	2,312,395	302,320
Series 2014-36 ZE 3.00% 6/25/44	641,276	602,447
Series 2014-68 BS 5.717% 11/25/44 ●S	1,969,259	382,060
Series 2014-90 SA 5.717% 1/25/45 ●S	5,510,358	1,213,979
Series 2015-27 SA 6.017% 5/25/45 ●S	735,224	162,418
Series 2015-44 Z 3.00% 9/25/43	1,580,112	1,549,111
Fannie Mae Whole Loan Trust
Series 2004-W15 1A1 6.00% 8/25/44	59,251	66,108
Freddie Mac REMICs
Series 1730 Z 7.00% 5/15/24	41,606	46,929
Series 2165 PE 6.00% 6/15/29	120,339	137,639
Series 2326 ZQ 6.50% 6/15/31	67,465	76,147
Series 2557 WE 5.00% 1/15/18	99,099	101,586

	Principal amount°	Value (U.S. $)

Agency Collateralized Mortgage Obligations (continued)

Freddie Mac REMICs
Series 2827 TE 5.00% 4/15/33	33,156	$33,276
Series 3143 BC 5.50% 2/15/36	2,949,463	3,317,949
Series 3289 SA 6.314% 3/15/37 @●S	1,341,965	257,240
Series 3656 PM 5.00% 4/15/40	511,644	568,551
Series 4065 DE 3.00% 6/15/32	120,000	125,830
Series 4109 AI 3.00% 7/15/31 S	800,537	82,631
Series 4120 IK 3.00% 10/15/32 S	2,951,374	369,182
Series 4146 IA 3.50% 12/15/32 S	1,560,809	236,233
Series 4159 KS 5.714% 1/15/43 ●S	1,346,687	327,817
Series 4181 DI 2.50% 3/15/33 S	939,330	107,437
Series 4185 LI 3.00% 3/15/33 S	739,147	98,481
Series 4191 CI 3.00% 4/15/33 S	308,214	37,959
Series 4435 DY 3.00% 2/15/35	1,305,000	1,332,296
Series 4453 DI 3.50% 11/15/33 S	772,434	82,868
Freddie Mac Strips
Series 267 S5 5.564% 8/15/42 ●S	2,000,847	430,076
Series 299 S1 5.564% 1/15/43 ●S	1,515,509	337,405
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2015-DNA1 M1 1.333% 10/25/27 ●	458,354	456,963
Series 2015-DNA3 M1 1.783% 4/25/28 ●	311,410	311,915
Freddie Mac Structured Pass Through Securities
Series T-54 2A 6.50% 2/25/43 ♦	17,771	21,349
Series T-58 2A 6.50% 9/25/43 ♦	9,215	10,881
GNMA
Series 2008-65 SB 5.568% 8/20/38 @●S	1,238,318	207,142

	Principal amount°	Value (U.S. $)

Agency Collateralized Mortgage Obligations (continued)

GNMA
Series 2009-2 SE 5.388% 1/20/39 @●S	3,603,720	$585,048
Series 2010-113 KE 4.50% 9/20/40	1,170,000	1,324,563
Series 2011-H21 FT 1.17% 10/20/61 ●	12,081,375	12,097,829
Series 2011-H23 FA 1.125% 10/20/61 ●	8,075,041	8,055,655
Series 2012-H08 FB 1.025% 3/20/62 ●	1,231,988	1,224,330
Series 2012-H18 NA 0.945% 8/20/62 ●	719,604	713,079
Series 2012-H29 SA 0.94% 10/20/62 ●	5,671,773	5,606,179
Series 2015-133 AL 3.00% 5/20/45	1,725,000	1,707,266
Series 2015-H10 FA 1.025% 4/20/65 ●	17,335,011	16,939,215
Series 2015-H11 FC 0.975% 5/20/65 ●	2,240,361	2,182,754
Series 2015-H12 FB 1.025% 5/20/65 ●	8,784,756	8,704,347
Series 2015-H20 FB 1.025% 8/20/65 ●	2,292,802	2,238,425
Series 2016-H06 FD 1.345% 7/20/65 ●	2,300,000	2,289,219

Total Agency Collateralized Mortgage Obligations (cost $118,822,506)		118,723,118

Agency Mortgage-Backed Securities – 26.05%

Fannie Mae
5.50% 3/1/37	27,274	30,029
5.50% 7/1/37	171,150	186,753
6.50% 8/1/17	3,563	3,623
Fannie Mae ARM
2.113% 7/1/37 ●	73,943	77,869
2.411% 5/1/43 ●	432,679	443,959
2.496% 11/1/35 ●	52,026	55,051
2.553% 6/1/43 ●	147,392	151,496
2.576% 8/1/35 ●	17,045	17,938
2.913% 7/1/45 ●	295,405	305,216
3.082% 4/1/44 ●	1,651,969	1,721,249
3.204% 4/1/44 ●	467,721	488,580
3.241% 3/1/44 ●	607,728	636,109
3.276% 9/1/43 ●	388,315	406,445
6.099% 8/1/37 ●	35,842	35,968
Fannie Mae Relocation 30 yr
5.00% 11/1/33	743	805

(continues)                                                     41

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae Relocation 30 yr
5.00% 1/1/34	2,018	$2,137
5.00% 11/1/34	8,045	8,734
5.00% 4/1/35	6,605	7,091
5.00% 10/1/35	10,377	11,364
5.00% 1/1/36	17,551	19,173
Fannie Mae S.F. 15 yr
2.50% 10/1/27	110,521	113,990
2.50% 12/1/27	290,726	299,870
2.50% 4/1/28	178,029	184,259
2.50% 9/1/28	400,100	414,837
3.00% 9/1/30	871,910	912,821
3.00% 2/1/31	558,678	585,007
3.00% 3/1/31	926,000	969,867
3.50% 7/1/26	268,503	283,614
3.50% 12/1/28	121,898	129,896
4.00% 5/1/24	1,710,799	1,819,997
4.00% 7/1/24	8,792	9,354
4.00% 5/1/25	178,383	190,183
4.00% 7/1/25	616,873	659,374
4.00% 9/1/25	21,253	22,652
4.00% 11/1/25	899,188	959,962
4.00% 1/1/26	24,385	26,068
4.00% 12/1/26	298,274	318,847
4.00% 1/1/27	22,755	24,326
4.00% 5/1/27	666,462	713,275
4.00% 8/1/27	389,597	416,325
4.50% 8/1/18	42,065	43,512
4.50% 7/1/20	141,743	147,110
5.00% 12/1/20	33,727	36,039
5.00% 6/1/23	61,219	65,288
Fannie Mae S.F. 20 yr
3.00% 2/1/33	53,512	55,770
3.00% 8/1/33	194,384	202,950
3.00% 1/1/36	2,300,267	2,383,099
3.50% 4/1/33	52,704	55,734
3.50% 9/1/33	280,410	298,797
4.00% 1/1/31	90,769	97,766
4.00% 2/1/31	254,378	274,041
Fannie Mae S.F. 30 yr
3.00% 7/1/42	366,453	376,703
3.00% 10/1/42	225,087	231,756
3.00% 12/1/42	956,162	983,016
3.00% 1/1/43	2,186,206	2,247,554
3.00% 2/1/43	233,770	240,334
3.00% 4/1/43	1,663,754	1,710,346
3.00% 5/1/43	347,849	357,555
4.00% 10/1/40	33,745	36,153
4.00% 11/1/40	204,825	219,453

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 30 yr
4.00% 7/1/41	674,734	$725,148
4.00% 8/1/43	164,822	177,340
4.00% 7/1/44	706,003	761,953
4.50% 5/1/35	130,171	142,751
4.50% 8/1/35	253,918	277,333
4.50% 9/1/35	205,999	225,018
4.50% 7/1/36	119,012	129,883
4.50% 6/1/38	484,465	529,664
4.50% 4/1/39	2,673,969	2,918,318
4.50% 5/1/39	867,719	945,148
4.50% 6/1/39	1,044,857	1,138,346
4.50% 11/1/39	540,599	596,285
4.50% 4/1/40	48,518	52,951
4.50% 11/1/40	277,501	302,813
4.50% 2/1/41	2,312,843	2,524,716
4.50% 3/1/41	346,284	377,958
4.50% 4/1/41	876,456	956,432
4.50% 8/1/41	301,209	333,894
4.50% 10/1/41	1,814,635	1,981,465
4.50% 12/1/41	1,512,321	1,649,683
4.50% 1/1/42	9,340,828	10,191,320
4.50% 1/1/43	943,625	1,028,913
4.50% 9/1/43	785,823	857,139
4.50% 6/1/44	3,464,210	3,782,017
4.50% 8/1/44	6,404,494	6,974,465
4.50% 10/1/44	2,865,827	3,129,806
4.50% 1/1/45	2,247,591	2,445,427
4.50% 2/1/45	6,314,138	6,891,967
5.00% 3/1/34	3,750	4,168
5.00% 4/1/34	21,764	24,176
5.00% 8/1/34	36,010	39,996
5.00% 4/1/35	8,412	9,416
5.00% 10/1/35	320,605	355,315
5.00% 11/1/35	95,363	105,660
5.00% 2/1/37	283,514	314,891
5.00% 4/1/37	89,680	99,424
5.00% 8/1/37	231,691	256,858
5.00% 12/1/37	4,464	4,934
5.00% 3/1/38	185,485	205,013
5.00% 6/1/38	11,841	13,088
5.00% 2/1/39	6,517	7,203
5.00% 5/1/40	112,702	124,851
5.50% 12/1/32	18,057	20,434
5.50% 2/1/33	52,456	59,292
5.50% 12/1/33	27,816	31,749
5.50% 11/1/34	93,329	105,636
5.50% 12/1/34	105,561	119,524
5.50% 2/1/35	1,327,466	1,510,111

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 30 yr
5.50% 3/1/35	49,543	$56,024
5.50% 6/1/35	65,894	74,568
5.50% 1/1/36	503,008	569,595
5.50% 4/1/36	1,317,480	1,485,407
5.50% 7/1/36	577,417	653,865
5.50% 9/1/36	746,947	845,282
5.50% 1/1/37	385,387	431,944
5.50% 2/1/37	506,246	569,305
5.50% 8/1/37	22,673	25,631
5.50% 9/1/37	508,428	571,668
5.50% 1/1/38	398,610	448,418
5.50% 2/1/38	224,097	252,622
5.50% 3/1/38	176,835	200,418
5.50% 6/1/38	97,413	109,646
5.50% 7/1/38	177,788	200,069
5.50% 11/1/38	1,370,661	1,539,359
5.50% 1/1/39	877,278	992,463
5.50% 2/1/39	6,698,725	7,567,392
5.50% 10/1/39	764,780	860,047
5.50% 3/1/40	1,751,114	1,983,445
5.50% 7/1/40	241,791	271,986
5.50% 3/1/41	2,611,825	2,955,614
5.50% 9/1/41	2,907,590	3,284,766
6.00% 4/1/35	286,338	330,366
6.00% 5/1/36	65,210	74,318
6.00% 6/1/36	31,492	35,981
6.00% 9/1/36	29,476	33,623
6.00% 12/1/36	34,859	39,895
6.00% 2/1/37	101,330	115,634
6.00% 5/1/37	257,016	292,914
6.00% 6/1/37	19,218	22,154
6.00% 7/1/37	187,655	213,830
6.00% 8/1/37	183,850	210,414
6.00% 9/1/37	666,078	761,030
6.00% 11/1/37	5,893	6,723
6.00% 5/1/38	1,092,438	1,246,235
6.00% 8/1/38	132,799	151,323
6.00% 9/1/38	875,838	1,002,815
6.00% 10/1/38	45,567	51,957
6.00% 11/1/38	85,644	98,482
6.00% 12/1/38	245,736	282,665
6.00% 1/1/39	153,103	174,459
6.00% 9/1/39	476,686	543,910
6.00% 10/1/39	1,748,834	2,015,489
6.00% 3/1/40	144,029	164,414
6.00% 7/1/40	554,926	633,044
6.00% 9/1/40	123,429	140,646
6.00% 11/1/40	56,377	65,061

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 30 yr
6.00% 5/1/41	792,709	$903,650
6.00% 6/1/41	788,135	900,336
6.00% 7/1/41	3,741,556	4,276,048
6.50% 11/1/33	5,724	6,562
6.50% 2/1/36	89,404	108,288
6.50% 3/1/36	89,166	101,979
6.50% 6/1/36	212,295	251,725
6.50% 2/1/38	42,145	51,218
6.50% 11/1/38	11,568	14,117
6.50% 3/1/40	1,877,382	2,188,796
7.50% 3/1/32	440	522
7.50% 4/1/32	1,871	2,208
7.50% 6/1/32	1,509	1,644
Fannie Mae S.F. 30 yr TBA
3.00% 4/1/46	39,000,000	40,005,467
3.00% 5/1/46	75,229,000	77,009,806
3.00% 6/1/46	36,432,000	37,217,172
3.50% 5/1/46	76,000,000	79,550,629
4.00% 4/1/46	31,000,000	33,121,563
4.00% 5/1/46	65,000,000	69,346,875
4.50% 4/1/46	13,239,000	14,405,687
4.50% 5/1/46	32,000,000	34,780,000
4.50% 6/1/46	2,060,000	2,236,307
Freddie Mac ARM
2.498% 7/1/36 ●	37,578	39,170
2.523% 1/1/44 ●	1,077,505	1,106,791
2.57% 4/1/34 ●	2,044	2,166
2.592% 12/1/33 ●	51,597	54,411
2.781% 10/1/45 ●	411,072	424,232
2.807% 5/1/37 ●	380,588	406,103
2.83% 9/1/45 ●	2,395,597	2,475,052
2.944% 10/1/45 ●	588,818	609,259
2.955% 11/1/44 ●	227,209	235,838
3.107% 3/1/46 ●	842,000	873,657
5.426% 2/1/38 ●	90,911	96,248
Freddie Mac Relocation 30 yr 5.00% 9/1/33	254	276
Freddie Mac S.F. 15 yr
3.50% 10/1/26	104,467	111,250
4.00% 4/1/25	41,201	43,992
4.00% 5/1/25	54,039	57,698
4.00% 8/1/25	181,725	193,534
4.00% 11/1/26	233,279	246,651
4.50% 5/1/20	97,531	101,560
4.50% 9/1/26	255,318	273,934
5.00% 6/1/18	20,745	21,421
Freddie Mac S.F. 20 yr
3.50% 1/1/34	471,462	497,219

(continues)                                                     43

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Freddie Mac S.F. 20 yr
3.50% 9/1/35	554,352	$584,095
4.00% 8/1/35	133,956	144,418
4.00% 10/1/35	669,953	721,046
5.50% 10/1/23	59,326	65,823
5.50% 8/1/24	17,801	19,758
Freddie Mac S.F. 30 yr
3.00% 10/1/42	423,852	435,341
3.00% 11/1/42	362,126	373,412
4.50% 4/1/39	105,960	116,839
4.50% 10/1/39	252,410	274,671
5.50% 3/1/34	40,535	45,537
5.50% 12/1/34	36,873	41,582
5.50% 6/1/36	22,385	25,159
5.50% 11/1/36	48,710	54,375
5.50% 12/1/36	10,528	11,786
5.50% 4/1/38	207,842	232,671
5.50% 6/1/38	29,018	32,481
5.50% 6/1/39	218,221	244,274
5.50% 3/1/40	123,860	138,563
5.50% 8/1/40	468,035	523,461
5.50% 1/1/41	131,483	146,840
5.50% 6/1/41	4,838,844	5,428,533
6.00% 2/1/36	307,759	354,209
6.00% 3/1/36	278,024	319,496
6.00% 1/1/38	46,357	52,679
6.00% 6/1/38	131,272	149,341
6.00% 8/1/38	214,094	246,995
6.00% 5/1/40	329,488	376,320
6.00% 7/1/40	347,756	396,267
6.50% 11/1/33	28,015	32,469
6.50% 1/1/35	110,020	125,245
6.50% 8/1/38	31,681	36,065
6.50% 4/1/39	198,968	226,502
7.00% 1/1/38	25,467	28,436
Freddie Mac S.F. 30 yr TBA 3.50% 4/1/46	6,000,000	6,280,558
GNMA I S.F. 30 yr
5.00% 6/15/40	73,210	81,285
7.00% 12/15/34	201,516	244,869
GNMA II S.F. 30 yr 6.00% 4/20/34	6,029	6,652
GNMA II S.F. 30 yr TBA 4.00% 5/1/46	6,000,000	6,403,360

Total Agency Mortgage-Backed Securities (cost $538,567,066)		543,216,371

	Principal amount°	Value (U.S. $)

Agency Obligation – 0.05%

Federal National Mortgage Association 1.375% 4/27/18	1,000,000	$1,000,622

Total Agency Obligation (cost $1,000,163)		1,000,622

Collateralized Debt Obligations – 1.80%

ACAS CLO
Series 2007-1A A1S 144A 0.834% 4/20/21 #●	100,192	99,931
ALM VII
Series 2012-7A A1 144A 2.04% 10/19/24 #●	250,000	246,355
Avery Point III CLO
Series 2013-3A A 144A 2.02% 1/18/25 #●	1,000,000	984,610
Avery Point VI CLO
Series 2015-6A A 144A 2.071% 8/5/27 #●	250,000	247,674
Benefit Street Partners CLO IV
Series 2014-IVA A1A 144A 2.114% 7/20/26 #●	2,400,000	2,375,681
BlueMountain CLO
Series 2014-4 144A 2.136% 11/30/26 #●	500,000	495,578
Carlyle Global Market Strategies CLO
Series 2012-1A AR 144A 1.854% 4/20/22 #●	4,800,000	4,776,240
Series 2014-2A A 144A 2.088% 5/15/25 #●	1,500,000	1,487,245
Cavalry CLO V
Series 2014-5A A 144A 1.99% 1/16/24 #●	400,000	398,662
Cent CLO 20 144A 2.099% 1/25/26 #●	429,000	423,451
Cent CLO 21
Series 2014-21A A1B 144A 2.011% 7/27/26 #●	1,250,000	1,235,779
CIFC Funding
Series 2014-2A A1L 144A 2.105% 5/24/26 #●	250,000	248,049
Cordatus CLO I
Series 2006-1X A1 0.152% 1/30/24 ●	EUR 3,085,407	3,473,030
Doral CLO II
Series 2012-2A A1R 144A 1.885% 5/26/23 #●	365,793	362,358
Elm CLO
Series 2014-1A A 144A 2.02% 1/17/23 #●	586,632	584,360

	Principal amount°	Value (U.S. $)

Collateralized Debt Obligations (continued)

Fraser Sullivan CLO VII
Series 2012-7A A1R 144A 1.699% 4/20/23 #●	284,514	$282,836
Harvest CLO
Series V-A1D 0.205% 4/5/24 ●	EUR 1,730,157	1,946,124
JFIN CLO
Series 2015-2A AX 144A 1.965% 10/19/26 #●	180,000	178,640
Jubilee CDO I-R
Series I-RX A 0.127% 7/30/24 ●	EUR 2,585,618	2,898,880
KVK CLO
Series 2012-1A A 144A 1.992% 7/15/23 #●	610,150	607,110
Lockwood Grove CLO
Series 2014-1A A1 144A 1.989% 1/25/24 #●	400,000	397,357
Madison Park Funding IX
Series 2012-9AR AR 144A 1.908% 8/15/22 #●	500,000	498,193
Magnetite IX
Series 2014-9A A1 144A 2.039% 7/25/26 #●	2,405,000	2,383,576
Malin CLO
Series 2007-1A A1 144A 0.029% 5/7/23 #●	EUR 242,625	274,482
Neuberger Berman CLO XIX
Series 2015-19A A1 144A 2.042% 7/15/27 #●	1,300,000	1,286,567
Neuberger Berman CLO XVII
Series 2014-17A A 144A 2.089% 8/4/25 #●	1,100,000	1,092,373
OHA Credit Partners VI
Series 2012-6A AR 144A 1.838% 5/15/23 #●	4,458,673	4,427,204
Queen Street CLO II
Series 2007-1X A1 0.088% 8/15/24 ●	EUR 39,944	45,162
Shackleton CLO
Series 2015-VIII 144A 1.837% 10/20/27 #●	250,000	247,900
Stoney Lane Funding I
Series 2007-1A A1 144A 0.86% 4/18/22 #●	545,485	533,081
Symphony CLO VII
Series 2011-7A A 144A 1.871% 7/28/21 #●	230,725	230,296
Venture XI CLO
Series 2012-11AR AR 144A 1.918% 11/14/22 #●	750,000	745,781

	Principal amount°	Value (U.S. $)

Collateralized Debt Obligations (continued)

Venture XXI CLO 144A 2.112% 7/15/27 #●	285,000	$281,794
Voya CLO
Series 2012-2AR AR 144A 1.922% 10/15/22 #●	200,000	199,108
Westwood CDO II 144A 0.839% 4/25/22 #●	1,540,204	1,513,321

Total Collateralized Debt Obligations (cost $37,361,449)		37,508,788

Commercial Mortgage-Backed Securities – 4.59%

BAMLL Commercial Mortgage Securities Trust
Series 2015-ASHF A 144A 1.656% 1/15/28 #●	900,000	895,176
Banc of America Commercial Mortgage Trust
Series 2007-4 AM 5.808% 2/10/51 ●	505,000	524,223
Bank of America Re-REMIC Trust
Series BALL 2009-UB2 A4AA 144A 5.664% 2/24/51 #●	1,905,941	1,934,121
BBCMS Trust
Series 2015-RRI A 144A 1.586% 5/15/32 #●	5,100,000	5,044,336
Series 2015-STP 144A 3.323% 9/10/28 #	4,500,000	4,641,453
CFCRE Commercial Mortgage Trust
Series 2011-C1 A2 144A 3.759% 4/15/44 #	5,391	5,387
Citigroup Commercial Mortgage Trust
Series 2014-GC25 A4 3.635% 10/10/47	1,100,000	1,162,215
Series 2015-GC27 A5 3.137% 2/10/48	3,085,000	3,142,302
COMM Mortgage Trust
Series 2014-CR19 A5 3.796% 8/10/47	470,000	507,882
Series 2014-CR20 A4 3.59% 11/10/47	910,000	968,890
Series 2014-CR20 AM 3.938% 11/10/47	2,225,000	2,363,858
Series 2015-CR23 A4 3.497% 5/10/48	1,110,000	1,168,760

(continues)                                                     45

Schedules of investments

Optimum Fixed Income Fund

		Principal amount°	Value (U.S. $)

Commercial Mortgage-Backed Securities (continued)

Commercial Mortgage Trust
Series 2006-GG7 A4 5.892% 7/10/38 ●		176,913	$177,173
CSMC
Series 2010-UD1 A 144A 5.775% 12/16/49 #●		1,627,536	1,646,705
DBUBS Mortgage Trust
Series 2011-LC1A A3 144A 5.002% 11/10/46 #		2,050,000	2,311,952
Series 2011-LC1A C 144A 5.699% 11/10/46 #●		815,000	891,631
FREMF Mortgage Trust
Series 2011-K10 B 144A 4.631% 11/25/49 #●		245,000	262,659
Series 2011-K13 B 144A 4.61% 1/25/48 #●		650,000	696,764
Series 2011-K15 B 144A 4.949% 8/25/44 #●		75,000	81,558
Series 2012-K22 B 144A 3.686% 8/25/45 #●		665,000	665,915
Series 2012-K708 B 144A 3.751% 2/25/45 #●		1,705,000	1,754,632
Series 2012-K708 C 144A 3.751% 2/25/45 #●		230,000	228,792
Series 2013-K33 B 144A 3.503% 8/25/46 #●		505,000	506,876
Series 2013-K712 B 144A 3.369% 5/25/45 #●		2,215,000	2,224,767
Series 2013-K713 B 144A 3.165% 4/25/46 #●		1,215,000	1,211,023
Series 2013-K713 C 144A 3.165% 4/25/46 #●		1,000,000	985,882
German Residential Funding
Series 2013-1 A 0.949% 8/27/24 ●	EUR	3,969,850	4,555,689
Series 2013-1 B 1.399% 8/27/24 ●	EUR	2,861,985	3,287,591
Series 2013-2 A 0.799% 11/27/24 ●	EUR	2,822,320	3,238,815
GRACE Mortgage Trust
Series 2014-GRCE A 144A 3.369% 6/10/28 #		2,200,000	2,315,793
GS Mortgage Securities Trust
Series 2010-C1 A2 144A 4.592% 8/10/43 #		1,415,000	1,546,241
Series 2010-C1 C 144A 5.635% 8/10/43 #●		375,000	406,252
Series 2014-GC24 A5 3.931% 9/10/47		1,800,000	1,948,077

	Principal amount°	Value (U.S. $)

Commercial Mortgage-Backed Securities (continued)

Hilton USA Trust
Series 2013-HLT AFX 144A 2.662% 11/5/30 #	5,040,000	$5,046,631
Series 2013-HLT BFX 144A 3.367% 11/5/30 #	1,620,000	1,622,098
Hyatt Hotel Portfolio Trust
Series 2015-HYT A 144A 1.686% 11/15/29 #●	900,000	891,799
JPMBB Commercial Mortgage Securities Trust
Series 2014-C18 A1 1.254% 2/15/47	777,346	772,985
Series 2014-C22 B 4.561% 9/15/47 ●	470,000	488,719
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2005-CB11 E 5.499% 8/12/37 ●	230,000	249,087
Series 2005-LDP5 D 5.529% 12/15/44 ●	420,000	419,049
Series 2006-LDP8 A1A 5.397% 5/15/45	419,450	420,471
Series 2006-LDP8 AM 5.44% 5/15/45	5,268,000	5,312,548
Series 2007-LDPX A3 5.42% 1/15/49	1,027,319	1,048,367
Series 2011-C5 C 144A 5.323% 8/15/46 #●	410,000	438,178
Series 2016-ATRM A 144A 2.962% 10/5/28 #	2,700,000	2,709,406
LB-UBS Commercial Mortgage Trust
Series 2004-C1 A4 4.568% 1/15/31	21,263	21,325
Series 2006-C6 AJ 5.452% 9/15/39 ●	920,000	901,483
Series 2006-C6 AM 5.413% 9/15/39	2,445,000	2,473,821
ML-CFC Commercial Mortgage Trust
Series 2007-7 A4 5.737% 6/12/50 ●	902,267	931,746
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C23 A4 3.719% 7/15/50	630,000	673,628
Series 2015-C26 A5 3.531% 10/15/48	4,000,000	4,208,859
Series 2015-C27 ASB 3.557% 12/15/47	2,200,000	2,335,167

	Principal amount°	Value (U.S. $)

Commercial Mortgage-Backed Securities (continued)

Morgan Stanley Capital I Trust
Series 2005-HQ7 C 5.19% 11/14/42 ●	314,542	$314,049
Series 2015-XLF1 A 144A 1.588% 8/14/31 #●	1,648,922	1,642,294
Morgan Stanley Re-REMIC Trust
Series 2009-GG10 A4A 144A 5.794% 8/12/45 #●	3,907,348	3,999,023
RFTI
Series 2015-FL1 A 144A 2.186% 8/15/30 #●	2,200,000	2,195,366
TimberStar Trust I
Series 2006-1A A 144A 5.668% 10/15/36 #	415,000	421,146
Wachovia Bank Commercial Mortgage Trust
Series 2006-C28 A4FL 144A 0.591% 10/15/48 #●	839,037	832,783
Series 2007-C31 A5FL 144A 0.651% 4/15/47 #●	400,000	389,307
Series 2007-C32 A4FL 144A 0.616% 6/15/49 #●	700,000	686,073
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5 A3 2.918% 10/15/45	1,020,000	1,053,163

Total Commercial Mortgage-Backed Securities (cost $95,602,965)		95,801,961

Convertible Bonds – 0.71%

Alaska Communications Systems Group 6.25% exercise price $10.28, maturity date 5/1/18 @	614,000	581,765
BGC Partners 4.50% exercise price $9.84, maturity date 7/15/16	557,000	571,621
Blackstone Mortgage Trust 5.25% exercise price $28.36, maturity date 12/1/18	662,000	692,617
Blucora 4.25% exercise price $21.66, maturity date 4/1/19	275,000	209,000

	Principal amount°	Value (U.S. $)

Convertible Bonds (continued)

Campus Crest Communities Operating Partnership 144A 4.75% exercise price $25.00, maturity date 10/15/18 #@	550,000	$546,563
Cardtronics 1.00% exercise price $52.35, maturity date 12/1/20	552,000	535,785
Cemex 3.72% exercise price $11.90, maturity date 3/15/20	391,000	359,720
Chart Industries 2.00% exercise price $69.03, maturity date 8/1/18 @	616,000	550,165
Ciena 144A 3.75% exercise price $20.17, maturity date 10/15/18 #	278,000	330,125
Clearwire Communications 144A 8.25% exercise price $19.90, maturity date 12/1/40 #@	125,000	125,000
GAIN Capital Holdings 4.125% exercise price $12.00, maturity date 12/1/18 @	314,000	291,431
General Cable 4.50% exercise price $32.77, maturity date 11/15/29 @f	580,000	319,000
Gilead Sciences 1.625% exercise price $22.33, maturity date 5/1/16	131,000	539,066
HealthSouth 2.00% exercise price $38.08, maturity date 12/1/43	489,000	544,013
Helix Energy Solutions Group 3.25% exercise price $25.02, maturity date 3/15/32	410,000	324,925
Hologic 2.00% exercise price $31.18, maturity date 3/1/42 f	259,000	335,405
Huron Consulting Group 1.25% exercise price $79.89, maturity date 10/1/19	135,000	131,878
inContact 144A 2.50% exercise price $14.23, maturity date 4/1/22 #	507,000	470,876
Infinera 1.75% exercise price $12.58, maturity date 6/1/18	159,000	226,774

(continues)                                                     47

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (U.S. $)

Convertible Bonds (continued)

Intel 3.25% exercise price $21.18, maturity date 8/1/39	200,000	$318,501
Jefferies Group 3.875% exercise price $44.35, maturity date 11/1/29	522,000	514,170
Liberty Interactive 144A 1.00% exercise price $64.06, maturity date 9/30/43 #	571,000	492,487
Meritor 4.00% exercise price $26.73, maturity date 2/15/27 f	849,000	798,060
Microchip Technology 1.625% exercise price $66.05, maturity date 2/15/25	224,000	231,560
New Mountain Finance 5.00% exercise price $15.93, maturity date 6/15/19 @	91,000	88,498
Novellus Systems 2.625% exercise price $34.23, maturity date 5/15/41	268,000	654,255
Nuance Communications 2.75% exercise price $32.30, maturity date 11/1/31	30,000	30,131
NXP Semiconductors 1.00% exercise price $102.84, maturity date 12/1/19	262,000	291,148
PROS Holdings 144A 2.00% exercise price $33.79, maturity date 12/1/19 #	540,000	417,825
Spectrum Pharmaceuticals 2.75% exercise price $10.53, maturity date 12/15/18 @	374,000	333,561
Spirit Realty Capital 3.75% exercise price $13.10, maturity date 5/15/21 @	631,000	636,130
Synchronoss Technologies 0.75% exercise price $53.17, maturity date 8/15/19	513,000	496,969
Titan Machinery 3.75% exercise price $43.17, maturity date 5/1/19 @	128,000	100,800
TPG Specialty Lending 4.50% exercise price $25.83, maturity date 12/15/19 @	355,000	351,450

		Principal amount°	Value (U.S. $)

Convertible Bonds (continued)

Vector Group
1.75% exercise price $24.64, expiration date 4/15/20 ●		484,000	$537,543
2.50% exercise price $15.98, expiration date 1/15/19 ●		147,000	220,261
VEREIT 3.75% exercise price $14.99, maturity date 12/15/20 @		626,000	599,789

Total Convertible Bonds (cost $14,900,188)			14,798,867

Corporate Bonds – 35.10%

Banking – 10.97%
Abbey National Treasury Services
1.142% 3/13/17 ●		225,000	224,703
1.475% 8/24/18 ●		730,000	724,765
Ally Financial
3.50% 7/18/16		200,000	200,600
4.75% 9/10/18		200,000	203,500
5.50% 2/15/17		2,500,000	2,552,050
ANZ New Zealand International 144A 2.60% 9/23/19 #		200,000	202,162
Australia & New Zealand Banking Group 2.625%12/10/18	CAD	151,000	118,699
Banco Bilbao Vizcaya Argentaria 6.75% 12/29/49 ●	EUR	400,000	418,123
Banco Espirito Santo 4.00% 1/21/19 ‡	EUR	1,900,000	529,692
Banco Nacional de Comercio Exterior SNC 144A 4.375% 10/14/25 #		540,000	545,130
Bank Nederlandse Gemeenten
144A 0.694% 7/14/17 #●		1,174,000	1,172,177
5.25% 5/20/24	AUD	292,000	257,850
Bank of America
0.934% 6/15/17 ●		3,800,000	3,775,942
1.662% 1/15/19 ●		830,000	826,244
2.60% 1/15/19		1,200,000	1,221,108
2.625% 10/19/20		3,355,000	3,381,974
3.30% 1/11/23		716,000	723,105
4.45% 3/3/26		2,275,000	2,348,366
5.65% 5/1/18		3,300,000	3,544,200

		Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Banking (continued)
Bank of America
5.75% 12/1/17		700,000	$744,131
6.00% 9/1/17		3,200,000	3,383,062
6.40% 8/28/17		1,000,000	1,063,247
6.875% 4/25/18		4,125,000	4,531,535
7.625% 6/1/19		800,000	931,686
Bank of New York Mellon
1.115% 9/11/19 ●		830,000	817,055
2.15% 2/24/20		1,960,000	1,975,104
2.50% 4/15/21		180,000	183,682
Barclays 4.375% 1/12/26		1,045,000	1,027,465
Barclays Bank 7.625% 11/21/22		1,200,000	1,292,250
BB&T
1.276% 2/1/19 ●		750,000	741,835
1.494% 6/15/18 ●		65,000	64,995
5.25% 11/1/19		1,241,000	1,362,475
BBVA Banco Continental 144A 2.25% 7/29/16 #		900,000	901,575
BBVA Bancomer
144A 6.50% 3/10/21 #		435,000	477,413
144A 7.25% 4/22/20 #		100,000	111,500
BNP Paribas 144A 7.375% 8/19/25 #●		2,300,000	2,228,125
Branch Banking & Trust
3.625% 9/16/25		250,000	262,175
3.80% 10/30/26		775,000	824,082
CIT Group
5.25% 3/15/18		6,100,000	6,325,700
144A 5.50% 2/15/19 #		2,800,000	2,903,600
Citigroup
1.498% 7/30/18 ●		3,300,000	3,288,599
4.05% 7/30/22		150,000	156,323
8.40% 4/29/49 ●		1,900,000	2,092,375
Citizens Financial Group 4.30% 12/3/25		965,000	999,486
City National 5.25% 9/15/20		770,000	864,354
Compass Bank 3.875% 4/10/25		1,145,000	1,075,916
Cooperatieve Rabobank
2.50% 9/4/20	NOK	1,740,000	220,680
2.50% 1/19/21		775,000	782,777
4.375% 8/4/25		2,000,000	2,063,134
6.875% 3/19/20	EUR	2,400,000	3,229,319
Credit Agricole 144A 1.605% 6/10/20 #●		200,000	198,030

		Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Banking (continued)
Credit Suisse Group Funding Guernsey
2.75% 3/26/20		2,449,000	$2,419,034
144A 3.125% 12/10/20 #		1,445,000	1,438,581
3.75% 3/26/25		905,000	866,174
3.80% 9/15/22		3,350,000	3,338,898
DBS Bank
144A 3.625% 9/21/22 #●		700,000	717,508
3.625% 9/21/22 ●		200,000	205,002
DNB Bank 144A 3.20% 4/3/17 #		3,300,000	3,358,806
Eksportfinans
2.375% 5/25/16		500,000	500,560
5.50% 5/25/16		800,000	804,612
5.50% 6/26/17		600,000	625,446
Export-Import Bank of Korea
1.492% 9/17/16 ●		900,000	902,001
2.125% 2/11/21		625,000	627,736
4.375% 9/15/21		700,000	781,972
5.00% 4/11/22		2,000,000	2,309,194
5.125% 6/29/20		1,500,000	1,690,083
Fifth Third Bancorp 2.875% 7/27/20		435,000	442,151
Fifth Third Bank
1.528% 8/20/18 ●		905,000	903,573
3.85% 3/15/26		985,000	1,011,097
Goldman Sachs Group
1.288% 5/22/17 ●		1,800,000	1,798,976
1.779% 4/23/20 ●		1,800,000	1,789,886
1.834% 9/15/20 ●		1,700,000	1,689,333
2.236% 11/29/23 ●		875,000	873,303
3.55% 2/12/21	CAD	100,000	81,188
3.577% 8/21/19 ●	AUD	140,000	106,671
5.20% 12/17/19	NZD	206,000	148,840
5.95% 1/18/18		700,000	750,994
6.25% 9/1/17		1,100,000	1,171,193
HBOS 1.336% 9/6/17 ●		500,000	496,512
HSBC Bank 144A 1.258% 5/15/18 #●		620,000	616,918
HSBC Holdings
3.40% 3/8/21		1,500,000	1,531,777
6.00% 12/29/49 ●	EUR	300,000	324,325
6.375% 3/29/49 ●		1,900,000	1,800,250
Huntington Bancshares 3.15% 3/14/21		630,000	640,825
ICICI Bank
144A 4.00% 3/18/26 #		480,000	482,762
4.75% 11/25/16		2,600,000	2,651,792

(continues)                                                     49

Schedules of investments

Optimum Fixed Income Fund

		Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Banking (continued)
Industrial & Commercial Bank of China 144A 4.875% 9/21/25 #		595,000	$612,922
ING Bank 144A 1.398% 8/17/18 #●		4,500,000	4,487,441
JPMorgan Chase
1.251% 1/28/19 ●		574,000	571,708
2.25% 1/23/20		10,275,000	10,361,793
2.75% 6/23/20		105,000	107,588
3.30% 4/1/26		3,765,000	3,800,293
4.25% 11/2/18	NZD	570,000	402,381
4.40% 7/22/20		400,000	435,517
5.30% 12/29/49 ●		2,300,000	2,311,500
6.30% 4/23/19		300,000	339,428
7.90% 4/29/49 ●		500,000	500,625
JPMorgan Chase Bank
0.962% 6/13/16 ●		500,000	500,056
4.375% 11/30/21 ●	EUR	2,600,000	2,991,859
6.00% 10/1/17		600,000	637,133
KBC Bank 8.00% 1/25/23 ●		2,200,000	2,381,500
KeyBank
3.18% 5/22/22		250,000	253,299
3.30% 6/1/25		1,240,000	1,272,111
6.95% 2/1/28		1,220,000	1,519,597
KeyCorp 2.90% 9/15/20		2,500,000	2,543,613
KFW 0.79% 12/29/17 ●		600,000	599,973
Korea Development Bank 3.00% 3/17/19		850,000	880,225
Lloyds Bank
1.398% 8/17/18 ●		3,200,000	3,191,171
1.75% 5/14/18		400,000	399,202
144A 12.00% 12/29/49 #●		4,800,000	6,472,128
Lloyds Banking Group
144A 4.582% 12/10/25 #		710,000	697,427
4.65% 3/24/26		580,000	575,955
7.625% 12/29/49 ●	GBP	500,000	696,630
7.875% 12/29/49 ●	GBP	200,000	278,273
Mitsubishi UFJ Trust & Banking
144A 2.45% 10/16/19 #		500,000	506,732
144A 2.65% 10/19/20 #		500,000	508,741
Mizuho Bank 144A 2.45% 4/16/19 #		600,000	606,218
Morgan Stanley
1.469% 1/24/19 ●		369,000	366,489
1.761% 1/27/20 ●		845,000	839,955
2.125% 4/25/18		3,450,000	3,475,661

		Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Banking (continued)
Morgan Stanley
3.125% 8/5/21	CAD	387,000	$307,544
3.875% 1/27/26		1,885,000	1,970,466
3.95% 4/23/27		140,000	140,460
5.00% 9/30/21	AUD	359,000	290,692
5.45% 1/9/17		700,000	722,313
MUFG Capital Finance 4 5.271% 1/29/49 ●	EUR	100,000	116,498
National City Bank 1.006% 6/7/17 ●		325,000	322,748
Oesterreichische Kontrollbank 0.801% 8/10/17 ●		1,540,000	1,539,860
PNC Bank
1.85% 7/20/18		700,000	706,423
2.30% 6/1/20		500,000	505,320
2.45% 11/5/20		530,000	539,365
2.60% 7/21/20		700,000	715,811
3.30% 10/30/24		745,000	779,244
6.875% 4/1/18		1,415,000	1,550,189
PNC Funding 5.625% 2/1/17		225,000	232,764
Regions Bank 2.25% 9/14/18		595,000	594,329
Royal Bank of Canada 2.30% 3/22/21		2,300,000	2,322,625
Royal Bank of Scotland Group
4.80% 4/5/26		1,340,000	1,347,785
144A 6.99% 10/29/49 #●		300,000	328,500
9.50% 3/16/22 ●		2,000,000	2,119,290
Santander Bank 1.551% 1/12/18 ●		1,400,000	1,387,716
Santander UK Group Holdings
2.875% 10/16/20		440,000	438,647
3.125% 1/8/21		550,000	554,081
Societe Generale 144A 4.25% 4/14/25 #		3,600,000	3,471,923
State Street
2.55% 8/18/20		1,000,000	1,030,543
3.10% 5/15/23		525,000	530,592
3.55% 8/18/25		990,000	1,054,637
Sumitomo Mitsui Banking 0.983% 5/2/17 ●		1,000,000	995,000
Sumitomo Mitsui Financial Group 2.316% 3/9/21 ●		2,300,000	2,322,816
SunTrust Banks
2.35% 11/1/18		535,000	539,033
2.90% 3/3/21		490,000	497,715
SVB Financial Group 3.50% 1/29/25		2,205,000	2,183,345

		Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Banking (continued)
Swedbank 144A 2.65% 3/10/21 #		1,335,000	$1,351,331
Toronto-Dominion Bank
1.168% 4/30/18 ●		835,000	833,292
2.125% 4/7/21		750,000	748,725
2.50% 12/14/20		1,130,000	1,151,224
Turkiye Is Bankasi 144A 5.375% 10/6/21 #		590,000	590,106
UBS
4.75% 5/22/23 ●		400,000	406,230
5.875% 12/20/17		1,163,000	1,246,451
7.25% 2/22/22 ●		2,100,000	2,164,787
7.625% 8/17/22		500,000	573,400
UBS Group Funding Jersey
144A 2.95% 9/24/20 #		1,100,000	1,104,794
144A 3.00% 4/15/21 #		3,165,000	3,174,495
144A 4.125% 9/24/25 #		870,000	872,936
144A 4.125% 4/15/26 #		1,135,000	1,136,578
US Bancorp
2.35% 1/29/21		1,700,000	1,727,093
3.60% 9/11/24 @		1,275,000	1,345,049
US Bank 0.848% 1/30/17 ●		850,000	850,468
USB Capital IX 3.50% 10/29/49 @●		1,820,000	1,349,075
Wells Fargo
1.298% 1/30/20 ●		1,430,000	1,417,316
2.50% 3/4/21		605,000	613,065
2.55% 12/7/20		3,750,000	3,821,246
3.50% 9/12/29	GBP	196,000	291,016
3.55% 9/29/25		1,500,000	1,574,453
Woori Bank
144A 2.875% 10/2/18 #		565,000	579,796
144A 4.75% 4/30/24 #		800,000	842,151
Zions Bancorporation 4.50% 6/13/23		830,000	850,539

			228,891,082

Basic Industry – 1.12%
AECOM 5.875% 10/15/24		1,215,000	1,257,525
Ball 5.25% 7/1/25		610,000	642,787
BHP Billiton Finance
3.00% 3/30/20	AUD	250,000	186,514
3.25% 9/25/24	GBP	123,000	179,653
BHP Billiton Finance USA
0.879% 9/30/16 ●		500,000	498,502
144A 6.25% 10/19/75 #●		490,000	494,900
CF Industries 6.875% 5/1/18		1,655,000	1,801,570

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Basic Industry (continued)
Corp Nacional del Cobre de Chile
144A 3.875% 11/3/21 #	565,000	$579,462
144A 4.50% 9/16/25 #	320,000	327,017
Domtar 9.50% 8/1/16	327,000	335,829
Dow Chemical 8.55% 5/15/19	2,322,000	2,763,969
Georgia-Pacific
144A 2.539% 11/15/19 #	1,050,000	1,055,201
8.00%1/15/24	1,927,000	2,488,393
Gerdau Holdings 144A 7.00% 1/20/20 #	100,000	96,750
Gerdau Trade 144A 4.75% 4/15/23 #	250,000	199,687
Glencore Finance Canada
144A 3.60% 1/15/17 #	500,000	500,530
144A 5.80% 11/15/16 #	300,000	303,766
GTL Trade Finance 144A 5.893% 4/29/24 #	255,000	209,342
Heathrow Funding 144A 4.875% 7/15/21 #	200,000	217,110
INVISTA Finance 144A 4.25% 10/15/19 #	1,060,000	1,022,900
Klabin Finance 144A 5.25% 7/16/24 #	370,000	350,261
Lundin Mining 144A 7.50% 11/1/20 #	460,000	441,600
LyondellBasell Industries 5.00% 4/15/19	500,000	534,523
Methanex 4.25% 12/1/24	750,000	627,372
Mexichem 144A 5.875% 9/17/44 #	550,000	495,687
MMC Norilsk Nickel
144A 5.55% 10/28/20 #	258,000	264,747
144A 6.625% 10/14/22 #	605,000	633,928
NOVA Chemicals 144A 5.00% 5/1/25 #	1,156,000	1,127,100
OCP
144A 4.50% 10/22/25 #	1,180,000	1,131,720
144A 6.875% 4/25/44 #	210,000	218,635
PolyOne 5.25% 3/15/23	290,000	290,000
PPG Industries 2.30% 11/15/19	685,000	695,283
Rio Tinto Finance USA 1.482% 6/17/16 ●	420,000	419,977
Southern Copper
5.375% 4/16/20	25,000	26,813
5.875% 4/23/45	905,000	807,499

(continues)                                                     51

Schedules of investments

Optimum Fixed Income Fund

		Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Basic Industry (continued)
WR Grace & Co-Conn 144A 5.125% 10/1/21 #		130,000	$135,525

			23,362,077

Brokerage – 0.31%
Affiliated Managers Group 3.50% 8/1/25		830,000	816,804
Bear Stearns
6.40% 10/2/17		700,000	749,043
7.25% 2/1/18		2,000,000	2,197,166
Jefferies Group
6.45% 6/8/27		331,000	349,564
6.50% 1/20/43		220,000	196,578
Lazard Group
3.75% 2/13/25		2,100,000	1,941,912
6.85% 6/15/17		215,000	226,634

			6,477,701

Capital Goods – 0.74%
Cemex
144A 5.875% 3/25/19 #		200,000	201,500
144A 6.50% 12/10/19 #		325,000	335,156
144A 7.25% 1/15/21 #		560,000	583,800
144A 7.75% 4/16/26 #		300,000	308,220
Crane
2.75% 12/15/18		170,000	173,342
4.45% 12/15/23		1,180,000	1,236,471
Embraer Netherlands Finance 5.05% 6/15/25		635,000	561,181
Fortune Brands Home & Security 3.00% 6/15/20		580,000	587,654
General Electric
1.001% 5/5/26 ●		920,000	838,902
144A 3.80% 6/18/19 #		345,000	367,957
4.25% 1/17/18	NZD	140,000	98,560
4.65% 10/17/21		89,000	101,610
5.55% 5/4/20		470,000	542,199
6.00% 8/7/19		1,025,000	1,182,243
Lafarge 6.50% 7/15/16		200,000	202,990
Lockheed Martin
2.50% 11/23/20		360,000	369,130
3.10% 1/15/23		2,700,000	2,804,582
3.55% 1/15/26		725,000	769,522
Masco 3.50% 4/1/21		1,265,000	1,280,813
Owens-Brockway Glass Container 144A 5.875% 8/15/23 #		240,000	250,500
Parker-Hannifin 3.30% 11/21/24		65,000	68,455

		Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Capital Goods (continued)
Reynolds Group Issuer 8.25% 2/15/21		170,000	$175,100
Siemens Financierings-maatschappij
144A 0.909% 5/25/18 #●		610,000	607,796
144A 2.90% 5/27/22 #		600,000	625,027
TransDigm 6.50% 7/15/24		65,000	64,818
Union Andina de Cementos
144A 5.875% 10/30/21 #		340,000	341,700
USG 6.30% 11/15/16		800,000	822,000

			15,501,228

Communications – 4.09%
21st Century Fox America 4.95% 10/15/45		1,000,000	1,073,362
Alibaba Group Holding 2.50% 11/28/19		3,700,000	3,741,070
Altice US Finance I 144A 5.375% 7/15/23 #		500,000	515,937
America Movil 5.00% 3/30/20		620,000	687,263
AT&T
1.559% 6/30/20 ●		2,210,000	2,188,795
2.80% 2/17/21		2,200,000	2,258,148
3.40% 5/15/25		2,300,000	2,309,773
3.60% 2/17/23		3,735,000	3,885,969
4.125% 2/17/26		1,090,000	1,153,409
Bell Canada 3.35% 3/22/23	CAD	219,000	177,397
CC Holdings GS V 3.849% 4/15/23		450,000	464,640
CCO Holdings
144A 5.125% 5/1/23 #		440,000	448,800
5.25% 9/30/22		290,000	299,425
CCO Safari II
144A 4.464% 7/23/22 #		700,000	732,472
144A 4.908% 7/23/25 #		2,790,000	2,947,244
CenturyLink
5.80% 3/15/22		1,160,000	1,120,386
6.75% 12/1/23		359,000	350,474
Cequel Communications Holdings I 144A 6.375% 9/15/20 #		435,000	432,825
Cisco Systems 2.20% 2/28/21		1,545,000	1,576,833
Colombia Telecomunicaciones 144A 5.375% 9/27/22 #		875,000	796,337
Columbus International 144A 7.375% 3/30/21 #		595,000	635,906
Comcast 3.15% 3/1/26		4,330,000	4,513,852

52

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)

Communications (continued)
Crown Castle Towers
144A 3.663% 5/15/25 #		110,000	$111,720
144A 4.883% 8/15/20 #		2,090,000	2,241,211
CSC Holdings 5.25% 6/1/24		1,604,000	1,433,575
Deutsche Telekom International Finance 6.50% 4/8/22	GBP	36,000	64,332
Digicel Group 144A 8.25% 9/30/20 #		1,080,000	931,500
DISH DBS 5.00% 3/15/23		555,000	491,175
Frontier Communications 144A 8.875% 9/15/20 #		805,000	839,213
Gray Television 7.50% 10/1/20		695,000	736,700
Grupo Televisa 6.125% 1/31/46		570,000	607,050
GTP Acquisition Partners I 144A 2.35% 6/15/20 #		530,000	522,193
KT 144A 1.75% 4/22/17 #		900,000	900,891
Level 3 Financing 5.375% 5/1/25		966,000	981,697
Millicom International Cellular
144A 6.00% 3/15/25 #		675,000	628,594
144A 6.625% 10/15/21 #		685,000	692,706
Mobile Telesystems OJSC via MTS International Funding 144A 8.625% 6/22/20 #		670,000	765,448
Myriad International Holdings 144A 5.50% 7/21/25 #		700,000	706,926
NBCUniversal Enterprise 144A 1.307% 4/15/18 #●		840,000	839,026
Neptune Finco 144A 6.625% 10/15/25 #		240,000	260,076
Nielsen Finance 144A 5.00% 4/15/22 #		355,000	365,650
Numericable-SFR 144A 6.00% 5/15/22 #		485,000	475,300
Omnicom Group 3.60% 4/15/26		775,000	795,507
Orange 2.75% 9/14/16		100,000	100,753
SBA Tower Trust
144A 2.24% 4/16/18 #		735,000	730,142
144A 2.898% 10/15/19 #		600,000	602,839
Scripps Networks Interactive 3.50% 6/15/22		300,000	300,787
SES 144A 3.60% 4/4/23 #		395,000	387,845
SES GLOBAL Americas Holdings 144A 5.30% 3/25/44 #		1,495,000	1,374,872

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)

Communications (continued)
Sinclair Television Group 144A 5.625% 8/1/24 #		1,405,000	$1,419,050
Sirius XM Radio 144A 5.375% 4/15/25 #		1,732,000	1,766,640
Sky 144A 3.75% 9/16/24 #		3,070,000	3,173,975
Sprint Communications
6.00% 12/1/16		4,400,000	4,394,500
144A 7.00% 3/1/20 #		265,000	266,325
144A 9.00% 11/15/18 #		790,000	831,475
9.125% 3/1/17		100,000	102,250
Telefonica Emisiones 6.421% 6/20/16		1,750,000	1,768,858
Time Warner 4.85% 7/15/45		1,150,000	1,174,423
Time Warner Cable
5.50% 9/1/41		250,000	248,770
6.75% 7/1/18		1,500,000	1,651,202
T-Mobile USA
6.125% 1/15/22		515,000	534,313
6.836% 4/28/23		380,000	402,800
Tribune Media 144A 5.875% 7/15/22 #		628,000	615,113
UPCB Finance IV 144A 5.375% 1/15/25 #		488,000	496,540
Verizon Communications
2.382% 9/14/18 ●		1,550,000	1,588,496
2.50% 9/15/16		38,000	38,297
2.625% 2/21/20		800,000	823,908
3.00% 11/1/21		5,000	5,202
3.25% 2/17/26	EUR	323,000	432,458
3.65% 9/14/18		1,400,000	1,473,755
4.50% 9/15/20		2,000,000	2,210,288
4.862% 8/21/46		1,707,000	1,807,368
5.15% 9/15/23		2,400,000	2,774,467
Vimpel Communications 144A 7.748% 2/2/21 #		620,000	665,793
Virgin Media Secured Finance 144A 5.25% 1/15/26 #		990,000	994,950
VTR Finance 144A 6.875% 1/15/24 #		1,255,000	1,226,763
Wind Acquisition Finance 144A 7.375% 4/23/21 #		395,000	359,450
WPP Finance 2010 5.625% 11/15/43		225,000	233,492
Zayo Group 6.00% 4/1/23		695,000	697,168

			85,376,134

(continues)                                                     53

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)

Consumer Cyclical – 3.30%
American Axle & Manufacturing 6.25% 3/15/21		415,000	$430,044
American Honda Finance 144A 1.01% 5/26/16 #●		435,000	435,321
AutoZone 6.95% 6/15/16		300,000	303,504
CVS Health
2.80% 7/20/20		4,490,000	4,664,585
3.875% 7/20/25		655,000	708,183
144A 5.00% 12/1/24 #		241,000	276,773
CVS Pass Through Trust 144A 5.773% 1/10/33 #¿		86,277	93,636
Daimler 2.75% 12/10/18	NOK	1,870,000	234,758
Daimler Finance North America
144A 0.956% 8/1/17 #●		540,000	536,902
144A 0.985% 3/10/17 #●		650,000	647,225
144A 1.329% 8/3/17 #●		4,500,000	4,499,757
144A 2.00% 8/3/18 #		3,800,000	3,833,501
Delphi Automotive 3.15% 11/19/20		300,000	306,609
DR Horton
3.75% 3/1/19		200,000	204,500
4.00% 2/15/20		200,000	207,000
Ford Motor 7.45% 7/16/31		745,000	973,027
Ford Motor Credit
1.154% 9/8/17 ●		500,000	493,797
2.24% 6/15/18		4,430,000	4,437,996
2.943% 1/8/19		700,000	711,269
3.20% 1/15/21		4,600,000	4,706,881
3.336% 3/18/21		495,000	509,957
5.00% 5/15/18		1,300,000	1,373,391
General Motors Financial
3.00% 9/25/17		3,400,000	3,432,620
3.45% 4/10/22		1,160,000	1,140,500
4.375% 9/25/21		600,000	620,869
4.75% 8/15/17		900,000	929,379
5.25% 3/1/26		730,000	764,973
Home Depot
2.00% 4/1/21		900,000	909,652
3.00% 4/1/26		1,305,000	1,371,693
Host Hotels & Resorts
3.75% 10/15/23		1,270,000	1,241,074
4.50% 2/1/26		45,000	45,590
Hyundai Capital America
144A 2.125% 10/2/17 #		615,000	616,764
144A 2.55% 2/6/19 #		715,000	720,077
144A 3.00% 3/18/21 #		580,000	587,539

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)

Consumer Cyclical (continued)
Hyundai Capital Services 144A 1.439% 3/18/17 #●		205,000	$205,021
Kia Motors 3.625% 6/14/16		900,000	903,382
Landry’s 144A 9.375% 5/1/20 #		515,000	543,325
Lear 5.25% 1/15/25		495,000	515,419
Lowe’s 1.055% 9/10/19 ●		520,000	519,387
Marriott International 3.375% 10/15/20		650,000	673,052
MGM Resorts International
6.00% 3/15/23		1,033,000	1,074,320
7.50% 6/1/16		100,000	100,875
10.00% 11/1/16		700,000	730,929
Nemak 144A 5.50% 2/28/23 #		665,000	686,613
Newell Rubbermaid 3.85% 4/1/23		155,000	160,993
Nissan Motor Acceptance 144A 2.00% 3/8/19 #		1,700,000	1,714,178
O’Reilly Automotive 3.55% 3/15/26		485,000	500,003
PACCAR Financial 1.236% 12/6/18 ●		835,000	837,118
QVC 5.45% 8/15/34		690,000	611,708
RCI Banque 144A 4.60% 4/12/16 #		900,000	900,776
Sally Holdings 5.75% 6/1/22		15,000	15,769
Schaeffler Holding Finance PIK 6.875% 8/15/18 ❆	EUR	1,300,000	1,535,222
Signet UK Finance 4.70% 6/15/24		1,290,000	1,280,445
Starwood Hotels & Resorts Worldwide
3.75% 3/15/25 @		1,565,000	1,626,755
4.50% 10/1/34 @		160,000	153,451
Toyota Credit Canada 2.05% 5/20/20	CAD	100,000	77,686
Toyota Finance Australia
2.25% 8/31/16	NOK	110,000	13,337
3.04% 12/20/16	NZD	760,000	524,549
Toyota Motor Credit 2.80% 7/13/22		420,000	435,394
Tupy Overseas 144A 6.625% 7/17/24 #@		500,000	467,500
Volkswagen International Finance 144A 1.058% 11/18/16 #●		1,620,000	1,612,268
Wyndham Worldwide 2.95% 3/1/17		700,000	706,773

54

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)

Consumer Cyclical (continued)
Wynn Las Vegas 144A 5.50% 3/1/25 #		6,600,000	$6,245,250
ZF North America Capital 144A 4.00% 4/29/20 #		400,000	406,000

			68,746,844

Consumer Non-Cyclical – 3.13%
Actavis Funding
1.30% 6/15/17		900,000	897,073
2.35% 3/12/18		500,000	506,145
3.00% 3/12/20		1,300,000	1,339,920
3.45% 3/15/22		1,000,000	1,039,514
Amgen
1.218% 5/22/19 ●		1,000,000	991,726
2.30% 6/15/16		25,000	25,073
4.00% 9/13/29	GBP	216,000	331,014
Anheuser-Busch InBev Finance
1.016% 2/1/19 ●		340,000	338,210
1.90% 2/1/19		400,000	405,879
2.65% 2/1/21		400,000	411,309
3.65% 2/1/26		6,190,000	6,517,383
Anheuser-Busch InBev Worldwide 5.375% 1/15/20		1,000,000	1,128,196
AstraZeneca 3.375% 11/16/25		1,300,000	1,348,242
BAT International Finance 144A 2.75% 6/15/20 #		700,000	720,287
Bayer US Finance 144A 0.91% 10/6/17 #●		295,000	294,580
Becton Dickinson 6.375% 8/1/19		1,330,000	1,516,775
Boston Scientific 3.375% 5/15/22		3,800,000	3,884,428
Campbell Soup 3.30% 3/19/25		1,135,000	1,174,411
Celgene 3.25% 8/15/22		925,000	956,547
Cencosud 144A 5.15% 2/12/25 #		730,000	739,553
ConAgra Foods 0.994% 7/21/16 ●		260,000	259,826
DaVita HealthCare Partners 5.00% 5/1/25		2,371,000	2,353,217
ENA Norte Trust 144A 4.95% 4/25/23 #		509,297	519,483
Gilead Sciences 2.55% 9/1/20		500,000	515,229
HCA 3.75% 3/15/19		1,700,000	1,745,730

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Consumer Non-Cyclical (continued)
HCA 5.375% 2/1/25	1,561,000	$1,580,029
HealthSouth
5.125% 3/15/23	235,000	235,294
5.75% 11/1/24	178,000	181,204
5.75% 9/15/25	190,000	192,945
HPHT Finance 15 144A 2.875% 3/17/20 #	200,000	202,327
Imperial Brands Finance
144A 2.05% 2/11/18 #	270,000	270,898
144A 2.05% 7/20/18 #	1,300,000	1,304,212
144A 2.95% 7/21/20 #	700,000	720,331
JB y Cia 144A 3.75% 5/13/25 #	1,290,000	1,301,146
JBS Investments 144A 7.75% 10/28/20 #	435,000	432,825
JBS USA
144A 5.75% 6/15/25 #	210,000	184,800
144A 5.875% 7/15/24 #	320,000	290,400
Johnson & Johnson 3.70% 3/1/46	370,000	389,532
Kroger 1.15% 10/17/16 ●	420,000	420,271
Mallinckrodt International Finance 144A 5.50% 4/15/25 #	887,000	787,213
Medtronic 0.726% 2/27/17 ●	1,430,000	1,428,383
Merck
0.978% 5/18/18 ●	680,000	681,957
0.996% 2/10/20 ●	900,000	896,048
NuVasive 144A 2.25% 3/15/21 #	278,000	298,850
PepsiCo
0.972% 10/13/17 ●	700,000	701,777
2.85% 2/24/26	1,240,000	1,273,823
4.45% 4/14/46	355,000	396,824
Perrigo Finance Unlimited 3.50% 12/15/21	1,975,000	2,015,655
Pfizer 0.934% 6/15/18 ●	754,000	752,730
Prestige Brands 144A 5.375% 12/15/21 #	277,000	281,848
Reynolds American
3.25% 6/12/20	216,000	226,104
4.00% 6/12/22	1,105,000	1,202,462
4.45% 6/12/25	2,085,000	2,298,273
St. Jude Medical 2.80% 9/15/20	125,000	127,954
Stryker
2.625% 3/15/21	870,000	888,174
3.50% 3/15/26	300,000	311,539

(continues)                                                     55

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)

Consumer Non-Cyclical (continued)
Sysco 3.30% 7/15/26		2,000,000	$2,032,924
Tenet Healthcare 4.50% 4/1/21		380,000	383,800
Total System Services
3.80% 4/1/21		300,000	308,865
4.80% 4/1/26		1,040,000	1,075,201
Tyson Foods 2.65% 8/15/19		1,500,000	1,539,558
United Rentals North America
5.50% 7/15/25		1,351,000	1,349,028
5.75% 11/15/24		27,000	27,135
Valeant Pharmaceuticals International 4.50% 5/15/23	EUR	4,200,000	3,542,519
Zimmer Biomet Holdings
3.375% 11/30/21		1,290,000	1,327,949
4.625% 11/30/19		1,270,000	1,374,585

			65,197,142

Energy – 1.56%
BG Energy Capital 144A 4.00% 10/15/21 #		600,000	627,313
BP Capital Markets 4.75% 3/10/19		160,000	172,700
Chevron 1.162% 3/3/22 ●		1,575,000	1,475,318
CNOOC Finance 2015 Australia 2.625% 5/5/20		495,000	496,377
ConocoPhillips 1.517% 5/15/22 ●		1,075,000	987,366
Devon Energy 1.174% 12/15/16 ●		500,000	489,994
Energy Transfer Partners 4.75% 1/15/26		395,000	359,640
Enterprise Products Operating 3.70% 2/15/26		315,000	309,595
Exxon Mobil 1.006% 3/6/22 ●		1,125,000	1,093,818
Lukoil International Finance 144A 3.416% 4/24/18 #		315,000	313,740
Murphy Oil USA 6.00% 8/15/23		580,000	603,200
Noble Energy 5.05% 11/15/44		705,000	602,546
Occidental Petroleum
3.40% 4/15/26		610,000	616,590
4.40% 4/15/46		685,000	691,149
Pertamina Persero
144A 4.30% 5/20/23 #		460,000	449,851
144A 5.625% 5/20/43 #		455,000	403,010
Petrobras Global Finance 2.00% 5/20/16		200,000	199,760

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Energy (continued)
Petrobras Global Finance
2.238% 5/20/16 ●	4,200,000	$4,195,800
2.762% 1/15/19 ●	1,400,000	1,141,140
3.002% 3/17/17 ●	600,000	580,560
3.522% 3/17/20 ●	160,000	123,600
4.375% 5/20/23	1,000,000	732,200
4.875% 3/17/20	470,000	392,309
5.375% 1/27/21	600,000	497,478
5.875% 3/1/18	1,615,000	1,554,115
6.125% 10/6/16	100,000	101,270
6.25% 3/17/24	800,000	641,760
6.75% 1/27/41	300,000	217,200
6.85% 6/5/15	2,700,000	1,896,750
7.25% 3/17/44	600,000	451,500
7.875% 3/15/19	700,000	673,050
Petroleos Mexicanos
3.50% 7/23/20	215,000	211,238
144A 6.375% 2/4/21 #	170,000	181,730
6.50% 6/2/41	390,000	369,135
144A 6.875% 8/4/26 #	245,000	265,825
Petronas Global Sukuk 144A 2.707% 3/18/20 #	965,000	971,810
Regency Energy Partners
5.50% 4/15/23	220,000	196,664
5.875% 3/1/22	965,000	938,638
Shell International Finance
0.828% 11/15/16 ●	340,000	339,986
1.071% 5/11/20 ●	595,000	578,088
Sinopec Group Overseas Development 2012 2.75% 5/17/17	500,000	506,501
Sinopec Group Overseas Development 2014 144A 1.75% 4/10/17 #	500,000	501,420
Southwestern Energy 7.50% 2/1/18	1,000,000	842,500
Statoil 1.08% 11/8/18 ●	835,000	825,355
Woodside Finance
144A 3.65% 3/5/25 #	485,000	451,384
144A 4.60% 5/10/21 #	200,000	207,475
144A 8.75% 3/1/19 #	1,125,000	1,294,070
YPF
144A 8.50% 3/23/21 #	295,000	296,106
144A 8.75% 4/4/24 #	480,000	477,600

		32,546,224

Finance Companies – 1.47%
AerCap Ireland Capital 4.625% 10/30/20	800,000	823,000

56

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Finance Companies (continued)
AerCap Ireland Capital 4.625% 7/1/22	575,000	$588,656
American Express 7.00% 3/19/18	6,600,000	7,242,748
American Express Credit 1.365% 5/26/20 ●	1,500,000	1,469,697
Citicorp Lease Pass Through Trust Series 1999-1 144A 8.04% 12/15/19 #¿	200,000	234,426
Corp Financiera de Desarrollo
144A 4.75% 7/15/25 #	690,000	714,150
144A 5.25% 7/15/29 #●	315,000	318,150
GE Capital International Funding 144A 2.342% 11/15/20 #	251,000	257,303
International Lease Finance
5.75% 5/15/16	900,000	902,506
144A 6.75% 9/1/16 #	1,640,000	1,666,650
144A 7.125% 9/1/18 #	100,000	109,250
8.75% 3/15/17	3,300,000	3,484,470
LeasePlan 144A 2.875% 1/22/19 #	1,600,000	1,595,307
Murray Street Investment Trust I 4.647% 3/9/17 f	4,700,000	4,843,825
Navient 7.25% 1/25/22	750,000	704,063
Peachtree Corners Funding Trust 144A 3.976% 2/15/25 #	860,000	862,547
Springleaf Finance 6.90% 12/15/17	3,300,000	3,415,500
Synchrony Financial 1.849% 2/3/20 ●	500,000	483,583
Waha Aerospace 3.925% 7/28/20	945,000	986,722

		30,702,553

Insurance – 0.74%
American International Group 3.30% 3/1/21	855,000	875,112
Berkshire Hathaway
2.75% 3/15/23	600,000	612,473
3.125% 3/15/26	1,035,000	1,062,561
Berkshire Hathaway Finance 2.90% 10/15/20	885,000	932,132
Highmark
144A 4.75% 5/15/21 #@	445,000	456,301
144A 6.125% 5/15/41 #@	160,000	167,681
Jackson National Life Global Funding 144A 1.25% 2/21/17 #	200,000	200,261

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Insurance (continued)
Liberty Mutual Group 144A 4.95% 5/1/22 #	320,000	$348,869
MetLife Capital Trust IV 144A 7.875% 12/15/37 #	300,000	346,500
MetLife Capital Trust X 144A 9.25% 4/8/38 #	1,100,000	1,494,625
Metropolitan Life Global Funding I 144A 1.152% 7/15/16 #●	535,000	535,712
Prudential Financial
5.375% 5/15/45 ●	765,000	758,306
5.625% 6/15/43 ●	440,000	448,690
5.875% 9/15/42 ●	555,000	580,669
TIAA Asset Management Finance
144A 2.95% 11/1/19 #	1,130,000	1,147,767
144A 4.125% 11/1/24 #	1,460,000	1,511,558
Trinity Acquisition
3.50% 9/15/21	290,000	295,380
4.40% 3/15/26	330,000	335,434
USI 144A 7.75% 1/15/21 #	92,000	92,345
Voya Financial 5.65% 5/15/53 ●	875,000	818,125
XLIT
4.45% 3/31/25	1,125,000	1,116,023
5.50% 3/31/45	900,000	866,573
6.50% 12/29/49 ●	565,000	392,675

		15,395,772

Natural Gas – 0.98%
AmeriGas Finance 7.00% 5/20/22	435,000	448,050
Energy Transfer Partners 9.70% 3/15/19	694,000	767,886
EnLink Midstream Partners 4.15% 6/1/25	275,000	213,773
Enterprise Products Operating 7.034% 1/15/68 ●	200,000	203,300
Florida Gas Transmission 144A 7.90% 5/15/19 #	320,000	358,424
Kinder Morgan
2.00% 12/1/17	600,000	593,810
7.00% 6/15/17	800,000	839,577
Kinder Morgan Energy Partners
5.00% 10/1/21	620,000	633,306
5.95% 2/15/18	1,000,000	1,047,208
6.85% 2/15/20	700,000	765,509

(continues)                                                     57

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Natural Gas (continued)
Plains All American Pipeline
6.50% 5/1/18	800,000	$834,170
8.75% 5/1/19	1,160,000	1,283,238
Ras Laffan Liquefied Natural Gas II 5.298% 9/30/20 @	1,429,800	1,529,886
Regency Energy Partners 5.00% 10/1/22	1,500,000	1,411,583
Rockies Express Pipeline 144A 6.85% 7/15/18 #	500,000	501,250
Sabine Pass Liquefaction 5.75% 5/15/24	5,500,000	5,280,000
Texas Eastern Transmission 144A 6.00% 9/15/17 #	800,000	838,212
Williams Partners
4.875% 5/15/23	1,800,000	1,565,159
7.25% 2/1/17	1,310,000	1,342,801

		20,457,142

Real Estate – 1.44%
American Tower
2.80% 6/1/20	405,000	407,450
4.00% 6/1/25	1,440,000	1,488,325
4.40% 2/15/26	270,000	286,068
5.05% 9/1/20	500,000	543,565
American Tower Trust I 144A 3.07% 3/15/23 #	970,000	972,104
CBL & Associates
4.60% 10/15/24	865,000	788,779
5.25% 12/1/23	185,000	175,981
Corporate Office Properties
3.60% 5/15/23	690,000	649,173
5.25% 2/15/24	670,000	690,723
Crown Castle International
3.40% 2/15/21	560,000	568,969
4.45% 2/15/26	630,000	656,322
DDR
7.50% 4/1/17	940,000	990,523
7.875% 9/1/20	731,000	879,178
Digital Realty Trust 3.40% 10/1/20	2,100,000	2,149,025
Education Realty Operating Partnership 4.60% 12/1/24	950,000	941,023
Equinix 5.375% 4/1/23	1,203,000	1,251,120
GEO Group
5.125% 4/1/23	285,000	278,587
5.875% 10/15/24	285,000	288,919
Goodman Funding 144A 6.375% 11/12/20 #	5,300,000	6,109,978

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Real Estate (continued)
HCP 5.375% 2/1/21	2,300,000	$2,514,395
Hospitality Properties Trust 4.50% 3/15/25	870,000	838,141
IRSA Propiedades Comerciales 144A 8.75% 3/23/23 #	440,000	441,760
Kimco Realty 3.40% 11/1/22	190,000	192,874
PLA Administradora Industrial 144A 5.25% 11/10/22 #	670,000	648,225
Prologis 4.00% 1/15/18	300,000	310,628
Regency Centers 5.875% 6/15/17	213,000	223,359
Simon Property Group
2.50% 7/15/21	345,000	352,782
3.30% 1/15/26	430,000	446,798
Trust F 144A 5.25% 1/30/26 #	545,000	542,275
UDR 4.00% 10/1/25	290,000	301,813
VEREIT Operating Partnership 2.00% 2/6/17	500,000	497,500
WEA Finance 144A 3.25% 10/5/20 #	1,800,000	1,840,464
WP Carey 4.60% 4/1/24	695,000	708,129

		29,974,955

Technology – 0.86%
Apple
0.92% 5/6/19 ●	840,000	835,960
3.25% 2/23/26	3,215,000	3,360,839
CDK Global 4.50% 10/15/24	700,000	694,558
Cisco Systems 1.135% 3/1/19 ●	650,000	650,073
Denali International 144A 5.625% 10/15/20 #	700,000	740,163
eBay
1.096% 8/1/19 ●	765,000	742,625
1.35% 7/15/17	500,000	499,125
First Data
144A 5.00% 1/15/24 #	195,000	195,975
144A 5.75% 1/15/24 #	1,165,000	1,169,252
144A 7.00% 12/1/23 #	448,000	454,160
Hewlett Packard Enterprise
144A 2.45% 10/5/17 #	300,000	302,069
144A 2.85% 10/5/18 #	150,000	152,611
Intel 2.45% 7/29/20	200,000	207,106
International Business Machines
1.20% 11/6/21 ●	690,000	676,477
1.625% 5/15/20	440,000	441,891

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Technology (continued)
Jabil Circuit 7.75% 7/15/16	92,000	$93,391
Micron Technology 5.50% 2/1/25	695,000	566,859
Oracle
1.13% 10/8/19 ●	940,000	940,237
3.25% 5/15/30	915,000	923,888
QUALCOMM 3.00% 5/20/22	700,000	730,479
Samsung Electronics America 144A 1.75% 4/10/17 #	745,000	744,382
Symantec 4.20% 9/15/20	2,000,000	2,070,516
Tencent Holdings 144A 3.375% 5/2/19 #	690,000	715,231

		17,907,867

Transportation – 0.84%
Air Canada 2015-1 Class A Pass Through Trust 144A 3.60% 3/15/27 #¿	570,934	545,955
American Airlines 2011-1 Class A Pass Through Trust 5.25% 1/31/21 ¿	381,613	403,556
American Airlines 2014-1 Class A Pass Through Trust 3.70% 10/1/26 ¿	442,657	433,804
American Airlines 2015-1 Class A Pass Through Trust 3.375% 5/1/27 ¿	367,418	358,692
American Airlines 2015-2 Class AA Pass Through Trust 3.60% 9/22/27 ¿	245,000	252,656
American Airlines 2016-1 Class AA Pass Through Trust 3.575% 1/15/28 ¿	485,000	498,944
AP Moeller - Maersk 144A 2.875% 9/28/20 #	200,000	196,006
Aviation Capital Group
144A 2.875% 9/17/18 #	445,000	447,372
144A 4.875% 10/1/25 #	495,000	490,669
144A 6.75% 4/6/21 #	790,000	889,737
Burlington Northern Santa Fe 4.70% 9/1/45	1,440,000	1,607,738
Continental Airlines 2009-2 Class A Pass Through Trust
7.25% 11/10/19 ¿	648,468	731,958
CSX 3.35% 11/1/25	1,270,000	1,310,401
Delta Air Lines 2007-1 Class A Pass Through Trust 6.821% 8/10/22 ¿	277,221	319,150

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Transportation (continued)
Doric Nimrod Air Finance Alpha 2012-1 Class A Pass Through Trust 144A 5.125% 11/30/22 #¿	1,531,984	$1,558,696
FedEx 4.75% 11/15/45	340,000	361,282
Kansas City Southern 144A 1.321% 10/28/16 #●	900,000	892,715
Latam Airlines 2015-1 Pass-Through Trust A 144A 4.20% 11/15/27 #¿	500,000	437,500
Penske Truck Leasing
144A 3.30% 4/1/21 #	855,000	852,927
144A 3.75% 5/11/17 #	200,000	203,142
UAL 2009-1 Pass Through Trust 10.40% 11/1/16 ¿	105,003	109,209
UAL 2009-2A Pass Through Trust 9.75% 1/15/17 ¿	460,541	484,227
United Airlines 2014-1 Class A Pass Through Trust 4.00% 4/11/26 ¿	339,598	351,059
United Airlines 2014-2 Class A Pass Through Trust 3.75% 9/3/26 ¿	631,087	631,876
United Parcel Service 5.125% 4/1/19	2,210,000	2,456,039
US Airways 2012-2 Class A Pass Through Trust 4.625% 6/3/25 ¿	580,404	615,594

		17,440,904

Utilities – 3.55%
AES 5.50% 4/15/25	1,940,000	1,881,800
AES Gener
144A 5.00% 7/14/25 #	315,000	317,473
144A 5.25% 8/15/21 #	525,000	558,446
144A 8.375% 12/18/73 #@●	676,000	694,590
Alabama Power 4.30% 1/2/46	740,000	790,269
Ameren 3.65% 2/15/26	225,000	231,232
Ameren Illinois
3.25% 3/1/25	410,000	430,548
4.15% 3/15/46	695,000	740,607
9.75% 11/15/18	2,110,000	2,535,161
American Transmission Systems 144A 5.25% 1/15/22 #	2,445,000	2,722,104
American Water Capital
3.40% 3/1/25	215,000	226,731
4.30% 9/1/45	885,000	936,427

(continues) 59

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Utilities (continued)
Appalachian Power
3.40% 6/1/25	170,000	$174,262
4.45% 6/1/45	585,000	605,650
Berkshire Hathaway Energy 3.75% 11/15/23	1,235,000	1,320,010
Black Hills 3.95% 1/15/26 @	310,000	325,697
Calpine
5.375% 1/15/23	438,000	426,778
5.50% 2/1/24	699,000	674,535
CenterPoint Energy 5.95% 2/1/17	35,000	36,205
Cleveland Electric Illuminating 5.50% 8/15/24	515,000	594,689
CMS Energy
3.60% 11/15/25	55,000	56,905
6.25% 2/1/20	1,080,000	1,242,143
ComEd Financing III 6.35% 3/15/33 @	680,000	736,054
Commonwealth Edison 4.35% 11/15/45	1,160,000	1,272,092
Consumers Energy 4.10% 11/15/45	275,000	291,108
Dominion Gas Holdings 4.60% 12/15/44	1,845,000	1,819,266
Dominion Resources 3.90% 10/1/25	65,000	66,981
DTE Energy 144A 3.30% 6/15/22 #	855,000	888,554
Duke Energy
1.625% 8/15/17	1,000,000	1,001,957
3.75% 4/15/24	1,145,000	1,199,109
4.80% 12/15/45	1,110,000	1,185,819
Duke Energy Carolinas 3.875% 3/15/46	545,000	556,462
Duke Energy Indiana 0.967% 7/11/16 ●	835,000	835,287
Electricite de France
144A 1.084% 1/20/17 #●	840,000	838,545
144A 5.25% 12/29/49 #●	1,400,000	1,286,250
Enel 144A 8.75% 9/24/73 #●	1,405,000	1,566,575
Enel Finance International 144A 6.00% 10/7/39 #	550,000	647,702
Entergy 4.00% 7/15/22	1,120,000	1,189,290
Entergy Arkansas
3.50% 4/1/26	265,000	283,510
3.75% 2/15/21	200,000	215,898
Entergy Louisiana 4.05% 9/1/23	1,555,000	1,700,778

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Utilities (continued)
Entergy Louisiana 4.95% 1/15/45	235,000	$240,734
Exelon 144A 3.95% 6/15/25 #	1,330,000	1,381,012
FirstEnergy 2.75% 3/15/18	1,000,000	1,009,982
Great Plains Energy 4.85% 6/1/21	545,000	593,880
Indiana Michigan Power 4.55% 3/15/46	465,000	480,430
IPALCO Enterprises 5.00% 5/1/18	165,000	174,075
ITC Holdings 3.65% 6/15/24	70,000	70,193
Jersey Central Power & Light 7.35% 2/1/19	1,000,000	1,121,695
Kansas City Power & Light 3.65% 8/15/25	1,350,000	1,396,481
Laclede Group 1.368% 8/15/17 ●	700,000	697,382
LG&E & KU Energy
3.75% 11/15/20	165,000	174,744
4.375% 10/1/21	1,555,000	1,686,895
Louisville Gas & Electric 4.375% 10/1/45	470,000	513,889
Majapahit Holding 7.75% 1/20/20	400,000	458,000
Metropolitan Edison 144A 4.00% 4/15/25 #	600,000	615,042
MidAmerican Energy 4.25% 5/1/46	1,965,000	2,114,071
National Rural Utilities Cooperative Finance
2.30% 11/1/20	105,000	106,966
2.70% 2/15/23	1,330,000	1,352,118
2.85% 1/27/25	30,000	30,576
3.25% 11/1/25	85,000	89,193
4.75% 4/30/43 ●	1,640,000	1,583,666
NextEra Energy Capital Holdings
2.40% 9/15/19	1,455,000	1,451,786
2.70% 9/15/19	450,000	455,260
3.625% 6/15/23	330,000	339,870
NV Energy 6.25% 11/15/20	935,000	1,080,804
Pedernales Electric Cooperative (MBIA) 144A 6.202% 11/15/32 #	620,000	759,675
Pennsylvania Electric 5.20% 4/1/20	1,380,000	1,453,210
Perusahaan Listrik Negara 144A 5.50% 11/22/21 #	900,000	973,170

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Utilities (continued)
Public Service Electric & Gas 3.80% 3/1/46	100,000	$102,371
Public Service of New Hampshire 3.50% 11/1/23	635,000	671,970
Public Service of Oklahoma 5.15% 12/1/19	1,300,000	1,422,417
Puget Energy
6.00% 9/1/21	340,000	388,127
6.50% 12/15/20	3,800,000	4,410,671
SCANA 4.125% 2/1/22	810,000	829,280
Southern 2.75% 6/15/20	2,955,000	2,998,929
Southwestern Electric Power 6.45% 1/15/19	690,000	771,347
Trans-Allegheny Interstate Line 144A 3.85% 6/1/25 #	960,000	993,657
WEC Energy Group 3.55% 6/15/25	820,000	853,508
Westar Energy 3.25% 12/1/25	675,000	708,552
Wisconsin Electric Power 4.30% 12/15/45	555,000	606,479
Xcel Energy 3.30% 6/1/25	1,715,000	1,762,034

		74,027,640

Total Corporate Bonds (cost $728,125,193)		732,005,265

Municipal Bonds – 1.90%

American Municipal Power, Ohio (Combined Hydroelectric Projects)
Series 2010 8.084% 2/15/50	1,500,000	2,300,940
Atlanta, Georgia Water & Wastewater Revenue 5.00% 11/1/40	480,000	562,483
Bay Area, California Toll Authority (Build America Bonds) Series S1
6.918% 4/1/40	800,000	1,104,384
7.043% 4/1/50	3,000,000	4,421,940
California State (Taxable Build America Bonds)
7.35% 11/1/39	1,000,000	1,473,760
7.60% 11/1/40	1,900,000	2,951,061
California State Various Purpose

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

(Taxable Build America Bonds)
7.30% 10/1/39	200,000	$293,326
7.55% 4/1/39	1,900,000	2,909,660
Chicago, Illinois Transit Authority
(Pension Funding) Series A 6.899% 12/1/40	1,800,000	2,158,524
(Retiree Health Care Funding) Series B 6.899% 12/1/40	1,800,000	2,158,524
Clark County Department of Aviation, Nevada Airport Revenue (Build America Bonds)
Series C 6.82% 7/1/45	600,000	892,050
Commonwealth of Massachusetts
Series A 5.00% 3/1/46	675,000	786,024
Dallas, Texas Area Rapid Transit
Series A 5.00% 12/1/46	775,000	915,608
Los Angeles, California Community College District Revenue (Build America Bond) 6.60% 8/1/42	800,000	1,147,136
Municipal Electric Authority of Georgia Build America Bond (Plant Vogtle Units 3 & 4 Project) 6.655% 4/1/57	1,800,000	2,162,070
New Jersey Turnpike Authority
Series E 5.00% 1/1/45	765,000	878,771
New York City Water & Sewer System Second Generation Resolution 5.00% 6/15/46	690,000	808,735
New York City, New York
Series C 5.00% 8/1/26	355,000	448,823
Series C 5.00% 8/1/27	510,000	639,484
New York City, New York Transitional Finance Authority Future Tax Secured Revenue (Build America Bond) 5.508% 8/1/37	700,000	881,839

(continues)                                                     61

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

New York State Urban Development (Build America Bonds) 5.77% 3/15/39	800,000	$1,012,600
New York State Urban Development (Personal Income Tax)
Series A 5.00% 3/15/26	400,000	511,236
Series A 5.00% 3/15/27	200,000	252,228
North Carolina State
Series A 5.00% 6/1/27	1,005,000	1,303,093
Oregon State Taxable Pension 5.892% 6/1/27	65,000	80,797
Pennsylvania Turnpike Commission
Series B-1 1.38% 12/1/21 ●	750,000	744,705
Port Authority of New York & New Jersey Consolidated Bonds (One Hundred Sixty-Fifth Series) 5.647% 11/1/40	3,300,000	4,118,202
Texas State Transportation Commission (Senior Lien Mobility Fund)
Series A 5.00% 10/1/44	320,000	377,165
Texas Water Development Board
Series A 5.00% 10/15/45	755,000	897,370
University of California
Series Y-1 0.934% 7/1/41 ●	500,000	499,845

Total Municipal Bonds (cost $37,853,557)		39,692,383

Non-Agency Asset-Backed Securities – 4.82%

ABFC Trust
Series 2006-HE1 A2D 0.653% 1/25/37 ●	457,211	267,651
Accredited Mortgage Loan Trust
Series 2006-2 A4 0.693% 9/25/36 ●	3,500,000	2,919,730
Series 2007-1 A3 0.563% 2/25/37 ●	2,157,276	2,046,410
AEP Texas Central Transition Funding II
Series 2006-A A4 5.17% 1/1/18	329,129	341,980

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)

American Express Credit Account Master Trust
Series 2013-1 A 0.856% 2/16/21 ●	500,000	$501,037
Series 2013-2 A 0.856% 5/17/21 ●	530,000	530,846
Series 2014-1 A 0.806% 12/15/21 ●	1,000,000	998,126
American Express Credit Account Secured Note Trust
Series 2012-4 A 0.676% 5/15/20 ●	3,190,000	3,186,990
Ameriquest Mortgage Securities Asset-Backed Pass Through Certificates
Series 2005-R5 M2 0.893% 7/25/35 ¿●	1,400,000	1,340,496
Series 2005-R7 M2 0.933% 9/25/35 ¿●	2,000,000	1,775,028
Argent Securities Asset-Backed Pass Through Certificates
Series 2003-W9 M1 1.471% 1/25/34 ¿●	335,797	309,031
Argent Securities Trust
Series 2006-M1 A2C 0.583% 7/25/36 ●	1,429,635	537,284
Series 2006-M1 A2D 0.673% 7/25/36 ●	1,429,635	551,595
Series 2006-W4 A2C 0.593% 5/25/36 ●	734,126	235,518
Avis Budget Rental Car Funding AESOP
Series 2011-3A A 144A 3.41% 11/20/17 #	565,000	569,258
Series 2013-1A A 144A 1.92% 9/20/19 #	700,000	693,714
Series 2014-1A A 144A 2.46% 7/20/20 #	665,000	665,012
BA Credit Card Trust
Series 2014-A2 A 0.706% 9/16/19 ●	1,000,000	1,000,000
Series 2014-A3 A 0.726% 1/15/20 ●	1,170,000	1,170,349
Series 2015-A1 A 0.766% 6/15/20 ●	3,185,000	3,187,248
Bear Stearns Asset-Backed Securities Trust
Series 2007-SD1 22A1 2.177% 10/25/36 ●	232,461	158,592

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)

Bear Stearns Asset-Backed Securities I Trust
Series 2005-FR1 M2 1.103% 6/25/35 ●	2,000,000	$1,709,678
Series 2007-HE2 1A2 0.603% 3/25/37 ●	499,758	502,082
California Republic Auto Receivables Trust
Series 2013-1 A2 144A 1.41% 9/17/18 #	80,908	80,913
Capital One Multi-Asset Execution Trust
Series 2007-A1 A1 0.486% 11/15/19 ●	500,000	499,205
Series 2007-A5 A5 0.476% 7/15/20 ●	1,380,000	1,374,515
Centex Home Equity Loan Trust
Series 2002-A AF6 5.54% 1/25/32	2,614	2,607
Chase Issuance Trust
Series 2007-A2 A2 0.486% 4/15/19 ●	550,000	549,080
Series 2007-A12 A12 0.486% 8/15/19 ●	500,000	498,203
Series 2013-A6 A6 0.856% 7/15/20 ●	500,000	500,542
Series 2013-A9 A 0.856% 11/16/20 ●	3,150,000	3,156,733
Series 2014-A5 A5 0.806% 4/15/21 ●	500,000	499,531
Chesapeake Funding
Series 2014-1A A 144A 0.861% 3/7/26 #●	713,461	711,443
Citibank Credit Card Issuance Trust
Series 2006-A8 A8 0.662% 12/17/18 ●	500,000	499,369
Series 2013-A2 A2 0.712% 5/26/20 ●	1,450,000	1,448,122
Series 2013-A4 A4 0.852% 7/24/20 ●	500,000	500,716
Series 2013-A7 A7 0.872% 9/10/20 ●	500,000	501,255
Series 2014-A9 A9 0.682% 11/23/18 ●	2,475,000	2,475,000
Citicorp Residential Mortgage Trust
Series 2006-3 A5 5.948% 11/25/36 f	900,000	890,590

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)

Citigroup Mortgage Loan Trust
Series 2007-FS1 1A1 144A 4.547% 10/25/37 #f	2,708,952	$2,476,245
Countrywide Asset-Backed Certificates
Series 2004-3 2A 0.833% 8/25/34 ●	59,986	56,196
Series 2005-AB2 2A3 1.203% 11/25/35 ●	713,914	686,613
Series 2006-1 AF6 4.946% 7/25/36 ●	1,086,525	1,065,010
Series 2006-26 2A4 0.653% 6/25/37 ●	2,000,000	1,378,856
Series 2007-6 2A4 0.743% 9/25/37 ●	914,758	429,453
CWABS Asset-Backed Certificates Trust
Series 2005-7 MV3 1.013% 11/25/35 ●	400,000	360,932
Series 2006-11 1AF6 4.712% 9/25/46 ●	466,875	719,850
Series 2006-17 2A2 0.583% 3/25/47 ●	3,931,484	3,459,110
Dell Equipment Finance Trust 2015-2
Series 2015-2 A1 144A 0.53% 10/24/16 #	883,533	883,534
Discover Card Execution Note Trust
Series 2012-A4 A4 0.806% 11/15/19 ●	600,000	600,962
Series 2013-A1 A1 0.736% 8/17/20 ●	450,000	449,887
Series 2013-A6 A6 0.886% 4/15/21 ●	2,000,000	2,003,059
Series 2014-A1 A1 0.866% 7/15/21 ●	1,940,000	1,941,553
Ford Credit Floorplan Master Owner Trust A
Series 2014-1 A2 0.836% 2/15/19 ●	750,000	748,655
Series 2014-4 A2 0.786% 8/15/19 ●	1,240,000	1,235,710
GE Dealer Floorplan Master Note Trust
Series 2013-1 A 0.832% 4/20/18 ●	550,000	550,000
Series 2014-2 A 0.882% 10/20/19 ●	1,000,000	993,704

(continues)                                                     63

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)

Golden Credit Card Trust
Series 2014-2A A 144A 0.886% 3/15/21 #●	420,000	$415,094
GreatAmerica Leasing Receivables Funding
Series 2013-1 B 144A 1.44% 5/15/18 #	100,000	99,797
GSAMP Trust
Series 2006-FM3 A2D 0.663% 11/25/36 ●	1,263,906	667,925
Series 2006-HE6 A3 0.583% 8/25/36 ●	1,120,227	825,112
Series 2007-SEA1 A 144A 0.733% 12/25/36 #●	1,185,870	1,066,450
HOA Funding
Series 2014-1A A2 144A 4.846% 8/20/44 #	1,047,600	935,686
Home Equity Mortgage Loan Asset-Backed Trust
Series 2007-A 2A3 0.673% 4/25/37 ●	1,905,745	1,089,861
HSI Asset Securitization Trust
Series 2006-HE1 2A1 0.483% 10/25/36 ●	37,568	18,213
JPMorgan Mortgage Acquisition Trust
Series 2006-CW2 AV5 0.673% 8/25/36 ●	500,000	397,007
Merrill Lynch Mortgage Investors Trust
Series 2006-FF1 M2 0.723% 8/25/36 ●	2,000,000	1,919,641
MMAF Equipment Finance
Series 2014-AA A4 144A 1.59% 2/8/22 #	810,000	804,432
Morgan Stanley ABS Capital I Trust
Series 2007-HE1 A2C 0.583% 11/25/36 ●	6,374,436	3,598,008
Series 2007-HE5 A2D 0.773% 3/25/37 ●	4,188,544	1,903,964
New Century Home Equity Loan Trust
Series 2005-1 M2 1.153% 3/25/35 ●	571,132	481,192
Option One Mortgage Loan Trust
Series 2007-4 2A4 0.743% 4/25/37 ●	7,973,572	4,502,684

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)

Option One Mortgage Loan Trust 2005-1
Series 2005-1 M1 1.213% 2/25/35 ●	2,155,252	$1,630,833
Penarth Master Issuer
Series 2015-2A A1 144A 0.84% 5/18/19 #●	4,400,000	4,385,242
PFS Financing
Series 2015-AA A 144A 1.056% 4/15/20 #●	250,000	246,802
RAAC Trust
Series 2005-SP2 2A 0.733% 6/25/44 ●	689,545	578,619
RAMP Trust
Series 2006-RZ5 A2 0.613% 8/25/46 ●	459,134	443,305
Series 2007-RZ1 A2 0.593% 2/25/37 ●	897,681	810,123
Rise
Series 2014-1 A 4.75% 2/15/39 ●	2,558,171	2,513,403
Santander Drive Auto Receivables Trust
Series 2014-5 A2B 0.836% 4/16/18 ●	103,138	103,133
SLM Student Loan Trust
Series 2008-9 A 2.119% 4/25/23 ●	2,647,554	2,617,953
Series 2012-5 A2 0.733% 6/25/19 ●	587,260	581,519
Soundview Home Loan Trust
Series 2006-OPT2 A3 0.613% 5/25/36 ●	2,680,698	2,518,110
Series 2006-WF2 A1 0.563% 12/25/36 ●	817,428	781,022
Structured Asset Investment Loan Trust
Series 2003-BC2 M1 1.813% 4/25/33 ●	36,745	29,877
Trade MAPS 1
Series 2013-1A A 144A 1.142% 12/10/18 #●	500,000	496,778
VOLT XLI
Series 2016-NPL1 A1 144A 4.25% 2/26/46 #f	2,274,209	2,271,523
VOLT XLII
Series 2016-NPL2 A1 144A 4.25% 3/26/46 #f	2,300,000	2,297,240

Total Non-Agency Asset-Backed Securities (cost $100,755,078)		100,455,356

	Principal amount°	Value (U.S. $)

Non-Agency Collateralized Mortgage Obligations – 2.57%

Alternative Loan Trust
Series 2004-J1 1A1 6.00% 2/25/34	2,240	$2,267
Series 2004-J2 7A1 6.00% 12/25/33	1,130	1,126
Alternative Loan Trust Resecuritization
Series 2008-2R 3A1 6.00% 8/25/37	1,726,114	1,365,112
ARM Trust
Series 2004-5 3A1 2.803% 4/25/35 ●	1,176,255	1,161,143
Series 2005-10 3A31 2.681% 1/25/36 ●	453,876	392,493
Series 2006-2 1A4 3.137% 5/25/36 ●	1,382,284	1,219,209
Bank of America Alternative Loan Trust
Series 2005-3 2A1 5.50% 4/25/20	20,206	20,170
Series 2005-6 7A1 5.50% 7/25/20	69,037	67,427
Bank of America Funding Trust
Series 2006-I 1A1 2.527% 12/20/36 ●	545,553	545,964
Bank of America Mortgage Trust
Series 2003-D 2A1 2.794% 5/25/33 ●	577,513	576,849
Bear Stearns ARM Trust
Series 2003-5 2A1 2.651% 8/25/33 ●	91,539	90,782
Series 2005-2 A2 2.924% 3/25/35 ●	161,933	162,717
Series 2005-5 A1 2.38% 8/25/35 ●	1,652,096	1,654,973
Chase Mortgage Finance Trust
Series 2005-A1 3A1 2.689% 12/25/35 ●	200,131	180,747
ChaseFlex Trust
Series 2006-1 A4 4.709% 6/25/36 ●	420,000	348,169
CHL Mortgage Pass Through Trust
Series 2003-21 A1 2.781% 5/25/33 ¿●	1,539	1,539
Series 2007-4 1A1 6.00% 5/25/37 ¿	1,742,898	1,542,689

	Principal amount°		Value (U.S. $)

Non-Agency Collateralized Mortgage Obligations (continued)

Claris ABS
Series 2011-1 A 0.354% 10/31/60 ●	EUR	4,352,166	$4,910,691
CSMC Mortgage-Backed Trust
Series 2005-1R 2A5 144A 5.75% 12/26/35 #		2,108,315	1,859,269
Series 2007-1 5A14 6.00% 2/25/37		394,186	336,930
Series 2007-3 4A6 0.683% 4/25/37 ●		393,317	313,193
Series 2007-3 4A12 6.317% 4/25/37 @●S		393,317	60,166
Series 2007-3 4A15 5.50% 4/25/37		174,645	163,305
Deutsche Mortgage Securities Re-REMIC Trust Certificates
Series 2005-WF1 1A3 144A 2.739% 6/26/35 #●		256,325	253,078
Eurosail-UK
Series 2007-4X A2A 0.891% 6/13/45 ●	GBP	107,825	153,766
First Horizon Mortgage Pass Through Trust
Series 2005-AR2 2A1 2.706% 6/25/35 ¿●		159,330	150,252
GMACM Mortgage Loan Trust
Series 2006-J1 A1 5.75% 4/25/36		80,306	74,716
Goldman Sachs Mortgage Securities Trust Trust
Series 2016-RENT A 144A 3.203% 2/10/29 #		2,300,000	2,376,714
GSMPS Mortgage Loan Trust
Series 1998-3 A 144A 7.75% 9/19/27 #●		6,077	6,178
GSR Mortgage Loan Trust
Series 2007-AR1 2A1 2.88% 3/25/47 ●		1,554,337	1,276,088
JPMorgan Mortgage Trust
Series 2006-A6 2A4L 2.766% 10/25/36 ●		893,265	777,369
Series 2006-A7 2A2 2.781% 1/25/37 ●		172,800	151,975
Series 2007-A1 6A1 2.688% 7/25/35 ●		331,352	326,425
Series 2014-2 B1 144A 3.427% 6/25/29 #●		87,131	89,580
Series 2014-2 B2 144A 3.427% 6/25/29 #●		87,131	88,227
Series 2015-4 B1 144A 3.636% 6/25/45 #●		502,649	489,119

(continues)                                                     65

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°		Value (U.S. $)

Non-Agency Collateralized Mortgage Obligations (continued)

JPMorgan Mortgage Trust
Series 2015-4 B2 144A 3.636% 6/25/45 #●		359,739	$342,791
Series 2015-5 B2 144A 2.897% 5/25/45 #●		545,163	508,707
Series 2015-6 B1 144A 3.652% 10/25/45 #●		366,067	377,058
Series 2015-6 B2 144A 3.652% 10/25/45 #●		356,173	359,787
JPMorgan Trust
Series 2015-1 B1 144A 2.666% 12/25/44 #●		659,167	650,799
Lehman Mortgage Trust
Series 2007-10 2A2 6.50% 1/25/38		2,440,301	1,884,218
Ludgate Funding
Series 2006-1X A2A 0.778% 12/1/60 ●	GBP	2,039,259	2,643,006
Series 2008-W1X A1 1.188% 1/1/61 ●	GBP	922,919	1,223,638
Mansard Mortgages 2007-1 Parent
Series 2007-1X A2 0.771% 4/15/47 ●	GBP	978,631	1,254,082
MASTR Alternative Loan Trust
Series 2004-3 8A1 7.00% 4/25/34		4,059	4,168
Series 2004-5 6A1 7.00% 6/25/34		55,328	57,876
MASTR ARM Trust
Series 2003-6 1A2 2.70% 12/25/33 ●		3,749	3,681
Series 2004-4 4A1 2.695% 5/25/34 ●		134,457	130,344
MASTR Asset Securitization Trust
Series 2003-9 2A7 5.50% 10/25/33		46,155	45,975
Merrill Lynch Mortgage Investors Trust
Series 2004-A1 2A2 2.732% 2/25/34 ●		8,610	8,606
Opteum Mortgage Acceptance Trust
Series 2006-1 2A1 5.75% 4/25/36 ●		1,208,864	1,220,966
RALI Trust
Series 2004-QS2 CB 5.75% 2/25/34		38,662	39,773

	Principal amount°		Value (U.S. $)

Non-Agency Collateralized Mortgage Obligations (continued)

RFMSI Trust
Series 2004-S9 1A23 5.50% 12/25/34		2,932,978	$2,932,030
Series 2004-S9 2A1 4.75% 12/25/19		107,932	108,248
Sequoia Mortgage Trust
Series 2004-5 A3 1.166% 6/20/34 ●		299,626	276,518
Series 2007-1 4A1 2.919% 9/20/46 ●		952,459	759,455
Series 2013-11 B1 144A 3.673% 9/25/43 #●		401,324	399,080
Series 2015-1 B2 144A 3.892% 1/25/45 #●		384,741	388,350
Structured ARM Loan Trust
Series 2005-22 1A4 2.391% 12/25/35 ●		1,825,380	1,441,732
Series 2006-1 7A4 2.825% 2/25/36 ●		881,903	701,280
Structured Asset Mortgage Investments II Trust
Series 2005-AR5 A2 0.682% 7/19/35 ●		714,018	670,585
Structured Asset Securities Trust
Series 2005-6 4A1 5.00% 5/25/35		48,609	48,993
Thrones
Series 2013-1 A 2.09% 7/20/44 ●	GBP	1,876,399	2,684,686
WaMu Mortgage Pass Through Certificates Trust
Series 2005-AR13 A1A1 0.723% 10/25/45 ¿●		4,654,489	4,278,810
Series 2005-AR16 1A3 2.571% 12/25/35 ¿●		765,862	714,347
Series 2007-HY1 3A3 4.221% 2/25/37 ¿●		385,195	346,425
Series 2007-HY7 4A1 4.378% 7/25/37 ¿●		835,780	765,658
Washington Mutual Alternative Mortgage Pass Through Trust
Series 2005-1 5A2 6.00% 3/25/35 ¿		43,950	20,062
Wells Fargo Mortgage-Backed Securities Trust
Series 2005-AR16 2A1 2.854% 2/25/34 ●		199,649	200,199
Series 2006-2 3A1 5.75% 3/25/36		123,126	124,958

	Principal amount°		Value (U.S. $)

Non-Agency Collateralized Mortgage Obligations (continued)

Wells Fargo Mortgage-Backed Securities Trust
Series 2006-3 A11 5.50% 3/25/36		129,789	$131,702
Series 2006-6 1A3 5.75% 5/25/36		66,560	64,916
Series 2006-AR5 2A1 3.10% 4/25/36 ●		73,594	68,534
Series 2006-AR11 A6 2.758% 8/25/36 ●		1,017,732	951,217
Series 2006-AR17 A1 2.735% 10/25/36 ●		611,243	574,364
Series 2007-10 1A36 6.00% 7/25/37		425,231	422,237
WinWater Mortgage Loan Trust
Series 2015-3 B1 144A 3.914% 3/20/45 #●		544,130	555,241

Total Non-Agency Collateralized Mortgage Obligations (cost $56,065,527)			53,575,519

Regional Bonds – 0.17%Δ

Argentina – 0.03%
Provincia de Buenos Aires 144A 9.95% 6/9/21 #		630,000	663,075

			663,075

Australia – 0.05%
New South Wales Treasury 4.00% 5/20/26	AUD	916,900	784,880
Queensland Treasury 144A 3.25% 7/21/26 #	AUD	446,000	349,090

			1,133,970

Canada – 0.03%
Province of Ontario Canada 3.45% 6/2/45	CAD	551,000	452,853
Province of Quebec Canada 6.00% 10/1/29	CAD	155,000	163,959

			616,812

Spain – 0.06%
Autonomous Community of Catalonia 4.95% 2/11/20	EUR	1,100,000	1,253,623

			1,253,623

Total Regional Bonds (cost $3,956,713)			3,667,480

	Principal amount°	Value (U.S. $)

Senior Secured Loans – 4.53%«

Accudyne Industries Borrower 1st Lien 4.00% 12/13/19	234,521	$205,353
Air Medical Group Holdings Tranche B 1st Lien 4.25% 4/28/22	1,983,628	1,938,997
Albertson’s Tranche B4 1st Lien 5.50% 8/25/21	1,507,973	1,511,272
Altice Financing Tranche B 1st Lien 5.25% 2/4/22	1,171,150	1,170,785
Amaya Holdings 1st Lien 5.00% 8/1/21	1,212,052	1,121,754
American Airlines Tranche B1 1st Lien
3.00% 11/23/16	87,220	87,270
3.50% 5/23/19	1,254,553	1,254,553
American Tire Distributors 1st Lien 5.25% 9/26/21	411,470	410,527
Applied Systems 1st Lien 4.25% 1/23/21	256,435	254,191
Applied Systems 2nd Lien 7.50% 1/23/22 @	753,128	714,059
Arnhold & S Bleichroeder Holdings Tranche B 1st Lien 4.75% 12/31/22	957,600	945,630
Atkore International 2nd Lien 7.75% 10/9/21	299,000	277,323
Avago Technologies Cayman Finance Tranche B 1st Lien 4.25% 2/1/23	5,445,000	5,424,957
Berry Plastics Group 1st Lien 4.00% 10/1/22	333,386	333,895
BJ’s Wholesale Club 2nd Lien 8.50% 3/31/20 @	985,000	909,648
BJ’s Wholesale Club Tranche B 1st Lien 4.50% 9/26/19	227,770	221,862
Blue Ribbon 1st Lien 5.50% 11/13/21	706,329	704,563
Blue Ribbon 2nd Lien 9.25% 11/13/22	290,000	282,388
Builders FirstSource Tranche B 1st Lien 6.00% 7/31/22	1,473,217	1,464,470
Burlington Coat Factory Warehouse Tranche B3 1st Lien 4.25% 8/13/21	177,074	177,184
Caesars Growth Properties Holdings Tranche B 1st Lien 6.25% 5/8/21 @	782,221	643,377
Calpine Tranche B 1st Lien 4.00% 1/15/23	199,500	198,690
CCO Safari III Tranche H 1st Lien 3.25% 8/24/21	167,000	166,896

(continues) 67

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (U.S. $)

Senior Secured Loans« (continued)

CCO Safari III Tranche I 1st Lien 3.50% 1/21/23	500,000	$501,206
CDS US Intermediate Holdings 2nd Lien 9.25% 6/24/23 @	160,000	146,400
CityCenter Holdings Tranche B 1st Lien 4.25% 10/16/20	446,998	447,324
ColourOZ Investment 2 1st Lien 4.50% 9/7/21	443,765	432,671
CommScope Tranche B 1st Lien 3.75% 12/29/22	598,990	596,744
Communications Sales & Leasing Tranche B 1st Lien 5.00% 10/24/22	316,977	307,547
Community Health Systems Tranche F 1st Lien 3.689% 12/31/18	418,477	415,306
Community Health Systems Tranche G 1st Lien 3.75% 12/31/19	518,527	510,461
Community Health Systems Tranche H 1st Lien 4.00% 1/27/21	1,303,747	1,284,436
DAE Aviation Holdings 1st Lien 5.25% 7/7/22	547,250	543,830
DaVita Healthcare Partners Tranche B 1st Lien 3.50% 6/24/21	741,788	744,221
Dell International Tranche C 1st Lien 3.75% 10/29/18	5,011,265	5,015,615
Emdeon 1st Lien 3.75% 11/2/18	505,056	503,478
FCA US Tranche B 1st Lien 3.25% 12/31/18	258,695	258,630
First Data Tranche B 1st Lien
4.182% 7/10/22	918,000	913,888
4.432% 3/24/21	1,526,681	1,524,869
First Data Tranche C1 1st Lien 3.932% 3/24/18	1,118,087	1,117,308
Flint Group 2nd Lien 8.25% 9/7/22 @	235,000	216,788
Flint Group Tranche C 1st Lien 4.50% 9/7/21	73,360	72,076
Flying Fortress Tranche B 1st Lien 3.50% 4/30/20	1,151,000	1,151,000
FMG Resources August 2006 Pty 1st Lien 4.25% 6/30/19	508,696	431,120
Gardner Denver 1st Lien 4.25% 7/30/20	1,480,555	1,343,603

	Principal amount°	Value (U.S. $)

Senior Secured Loans« (continued)

Gates Global 1st Lien 4.25% 7/6/21	1,211,308	$1,145,443
GCP Applied Technologies Tranche B 1st Lien 5.25% 2/3/22 @	515,000	516,931
Green Energy Partners/Stonewall Tranche B 1st Lien 6.50% 11/13/21	326,000	306,440
HCA Tranche B4 1st Lien 3.381% 5/1/18	694,696	695,485
HCA Tranche B6 1st Lien 3.683% 3/18/23	231,000	232,279
Hilton Worldwide Finance Tranche B2 1st Lien 3.50% 10/25/20	2,993,585	2,998,075
Houghton International 1st Lien 4.00% 12/20/19	110,741	106,311
Houghton International 2nd Lien 9.50% 12/21/20 @	205,000	195,775
Huntsman International Tranche B 1st Lien
3.75% 10/1/21	95,788	95,249
4.25% 3/31/23	260,000	259,350
Hyperion Insurance Group Tranche B 1st Lien 5.50% 4/30/22	836,550	790,540
IASIS Healthcare Tranche B 1st Lien 4.50% 5/3/18	537,179	535,164
IBC Capital 1st Lien 4.75% 9/15/21 @	150,196	137,179
Ineos US Finance Tranche B 1st Lien
3.75% 12/15/20	977,763	965,133
4.25% 3/31/22	262,349	259,110
JC Penney 1st Lien 6.00% 5/22/18	1,271,490	1,273,715
Keurig Green Mountain Tranche B 1st Lien 5.25% 3/3/23	1,173,867	1,179,492
KIK Custom Products 1st Lien 6.00% 8/26/22 @	1,580,978	1,517,739
Kinetic Concepts Tranche E1 1st Lien 4.50% 5/4/18	667,952	665,134
Kraton Polymers Tranche B 1st Lien 6.00% 1/6/22	1,250,000	1,182,291
Landry’s Tranche B 1st Lien 4.00% 4/24/18	494,730	493,616
Las Vegas Sands Tranche B 3.25% 12/19/20	199,490	199,568
Level 3 Financing Tranche B 1st Lien 4.00% 1/15/20	655,000	657,456

	Principal amount°	Value (U.S. $)

Senior Secured Loans« (continued)

LTS Buyer 1st Lien 4.00% 4/13/20	10,698	$10,602
LTS Buyer 2nd Lien 8.00% 4/1/21 @	627,238	602,148
MacDermid Tranche B 1st Lien 5.50% 6/7/20	441,466	427,497
Marina District Tranche B 1st Lien 6.50% 8/15/18	1,212,096	1,213,990
Mauser Holdings 2nd Lien 8.75% 7/31/22 @	85,000	74,056
MGM Resorts International 1st Lien 3.50% 12/20/19	136,629	136,515
Microsemi Tranche B 1st Lien 5.25% 1/15/23	671,691	675,637
Mohegan Tribal Gaming Authority Tranche B 5.50% 6/15/18	1,516,010	1,470,057
MPH Acquisition Tranche B 1st Lien 3.75% 3/31/21	1,703,263	1,689,637
Neptune Finco 1st Lien 5.00% 10/9/22	655,000	657,293
NRG Energy Tranche B 2.75% 7/1/18	1,476,712	1,464,829
Numericable US 1st Lien 4.50% 5/21/20	1,222,740	1,211,277
Numericable US Tranche B2 1st Lien 4.50% 5/21/20	1,057,837	1,052,180
NXP Tranche B1 1st Lien 3.75% 12/7/20	997,500	1,001,318
ON Semiconductor Tranche B 1st Lien 5.25% 3/31/23	845,000	847,958
Panda Hummel Tranche B1 1st Lien 7.00% 10/27/22	315,000	292,950
Panda Liberty Tranche B 1st Lien 7.50% 8/21/20	1,131,000	1,034,865
PET Acquisition Merger Sub Tranche B1 1st Lien 5.75% 1/26/23 @	1,285,000	1,283,796
Prime Security Services Borrower 1st Lien 5.00% 7/1/21	495,779	492,061
Prime Security Services Borrower 2nd Lien 9.75% 7/1/22 @	1,410,000	1,304,250
Republic of Angola (Unsecured) 7.045% 12/16/23 @	1,850,000	1,544,750
Reynolds Group Holdings Tranche B 1st Lien 4.50% 12/1/18	1,233,883	1,234,934

	Principal amount°	Value (U.S. $)

Senior Secured Loans« (continued)

Rite Aid 2nd Lien 5.75% 8/21/20	365,500	$367,328
Sable International Finance Tranche B1 1st Lien 5.50% 12/2/22	1,150,000	1,150,360
Sable International Finance Tranche B2 1st Lien 5.50% 12/2/22	945,000	944,409
SAM Finance Tranche B 1st Lien 4.25% 12/17/20	687,507	685,932
Sensus USA
4.75% 5/9/17	877,148	873,859
8.50% 5/9/18 @	295,000	293,525
SIG Combibloc PurchaseCo Tranche B 1st Lien 4.25% 3/13/22	59,400	59,273
Sinclair Television Group Tranche B1 1st Lien 3.50% 7/31/21	3,028,222	3,026,330
Solera Tranche B 1st Lien 5.75% 3/3/23	1,460,000	1,460,130
Spectrum Brands 1st Lien 3.50% 6/23/22	463,053	465,223
Stardust Finance Holdings Tranche B 1st Lien 6.50% 3/13/22 @	1,591,910	1,574,001
Summit Materials Tranche B 1st Lien 4.00% 7/17/22	545,875	542,463
SUPERVALU 1st Lien 4.50% 3/21/19	46,560	45,694
Surgical Care Affiliates Tranche B 1st Lien 4.25% 3/17/22	602,778	602,401
Team Health Tranche B 1st Lien 4.50% 11/23/22	1,211,963	1,212,720
T-Mobile USA Tranche B 1st Lien 3.50% 11/9/22	1,211,963	1,218,191
TransDigm Tranche E 1st Lien 3.50% 5/14/22	219,784	216,268
Tribune Media Tranche B 1st Lien 3.75% 12/27/20	545,875	544,278
Univar USA Tranche B 1st Lien 4.25% 7/1/22	176,115	173,877
Univision Communications 1st Lien 4.00% 3/1/20	916,766	908,745
Univision Communications Tranche C4 1st Lien 4.00% 3/1/20	1,026,547	1,017,748
USI Tranche B 1st Lien 4.25% 12/27/19	481,761	475,137

(continues) 69

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°		Value (U.S. $)

Senior Secured Loans« (continued)

Weight Watchers International 1st Lien 3.45% 4/2/16		268,112	$264,760
Western Digital Tranche B 1st Lien 6.25% 3/30/23		650,000	643,094
WideOpen West Finance Tranche B 1st Lien 4.50% 4/1/19		150,965	150,069
Windstream Services Tranche B6 1st Lien 5.75% 3/29/21		455,000	452,382

Total Senior Secured Loans (cost $95,290,490)			94,396,437

Sovereign Bonds – 2.56%Δ

Australia – 0.01%
Australia Government Bond 3.75% 4/21/37	AUD	352,000	297,228

			297,228

Brazil – 0.52%
Banco Nacional de Desenvolvimento Economico e Social
144A 6.369% 6/16/18 #		1,500,000	1,554,720
144A 6.50% 6/10/19 #		2,500,000	2,590,000
Brazil Letras do Tesouro Nacional 14.141% 7/1/16 ^	BRL	18,600,000	5,004,735
Brazil Notas do Tesouro Nacional Series F 10.00% 1/1/23	BRL	2,326,000	548,090
Brazilian Government International Bond
5.00% 1/27/45		1,120,000	901,600
10.25% 1/10/28	BRL	800,000	176,880

			10,776,025

Canada – 0.01%
Canadian Government Bond 2.75% 12/1/48	CAD	171,000	154,523

			154,523

Colombia – 0.03%
Colombia Government International Bond
4.50% 1/28/26		200,000	205,250
5.00% 6/15/45		500,000	467,500

			672,750

	Principal amount°		Value (U.S. $)

Sovereign BondsΔ (continued)

Costa Rica – 0.03%
Costa Rica Government International Bond 5.625% 4/30/43		841,000	$649,673

			649,673

Croatia – 0.03%
Croatia Government International Bond 144A 6.375% 3/24/21 #		655,000	716,938

			716,938

Cyprus – 0.08%
Cyprus Government International Bond 3.875% 5/6/22	EUR	1,400,000	1,630,338

			1,630,338

Dominican Republic – 0.07%
Dominican Republic International Bond
144A 6.875% 1/29/26 #		700,000	745,500
144A 7.50% 5/6/21 #		700,000	764,750

			1,510,250

Hungary – 0.03%
Hungary Government International Bond 5.375% 3/25/24		580,000	650,838

			650,838

Indonesia – 0.04%
Indonesia Government International Bond
144A 4.875% 5/5/21 #		650,000	701,060
144A 5.125% 1/15/45 #		200,000	199,302

			900,362

Kazakhstan – 0.02%
Kazakhstan Government International Bond 144A 5.125% 7/21/25 #		405,000	418,466

			418,466

Mexico – 1.02%
Mexican Bonos
5.75% 3/5/26	MXN	72,182,400	4,122,771
6.50% 6/9/22	MXN	4,055,000	246,286
8.00% 6/11/20	MXN	19,500,000	1,247,460
8.50% 12/13/18	MXN	240,000,000	15,201,743

70

	Principal amount°		Value (U.S. $)

Sovereign BondsΔ (continued)

Mexico (continued)
Mexico Government International Bond
3.60% 1/30/25		200,000	$204,500
4.60% 1/23/46		200,000	195,750

			21,218,510

Mongolia – 0.02%
Mongolia Government International Bond 144A 10.875% 4/6/21 #		500,000	501,937

			501,937

Namibia – 0.01%
Namibia International Bonds 144A 5.25% 10/29/25 #		200,000	194,000

			194,000

New Zealand – 0.00%
New Zealand Government Bond 4.50% 4/15/27	NZD	69,000	54,706

			54,706

Norway – 0.01%
Norway Government Bond 144A 1.50% 2/19/26 #	NOK	1,502,000	186,609

			186,609

Panama – 0.03%
Panama Government International Bond 3.875% 3/17/28		655,000	663,188

			663,188

Paraguay – 0.04%
Paraguay Government International Bond 144A 5.00% 4/15/26 #		800,000	806,000

			806,000

Peru – 0.06%
Peruvian Government International Bond
4.125% 8/25/27		775,000	815,688
144A 6.95% 8/12/31 #	PEN	1,157,000	340,370

			1,156,058

Philippines – 0.02%
Philippine Government International Bond 6.25% 1/14/36	PHP	20,000,000	485,422

			485,422

	Principal amount°		Value (U.S. $)

Sovereign BondsΔ (continued)

Poland – 0.19%
Poland Government Bond
2.50% 7/25/26	PLN	8,756,000	$2,280,678
3.25% 7/25/25	PLN	5,727,000	1,601,987

			3,882,665

Portugal – 0.01%
Portugal Government International Bond 144A 5.125% 10/15/24 #		131,000	132,986

			132,986

Republic of Korea – 0.08%
Inflation Linked Korea Treasury Bond 1.125% 6/10/23	KRW	1,088,947,971	954,604
Republic of Korea 7.125% 4/16/19		700,000	815,080

			1,769,684

Serbia – 0.03%
Republic of Serbia 144A 4.875% 2/25/20 #		665,000	676,743

			676,743

Singapore – 0.03%
Temasek Financial I 144A 2.375% 1/23/23 #		560,000	567,351

			567,351

Sri Lanka – 0.04%
Sri Lanka Government International Bond 144A 6.125% 6/3/25 #		880,000	809,380

			809,380

United Kingdom – 0.04%
United Kingdom Gilt
1.75% 9/7/22	GBP	100,000	150,092
3.25% 1/22/44	GBP	270,500	465,347
3.50% 1/22/45	GBP	138,800	250,437

			865,876

Uruguay – 0.05%
Uruguay Government International Bond 4.375% 10/27/27		953,000	981,590

			981,590

(continues)                                                     71

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°		Value (U.S. $)

Sovereign BondsΔ (continued)

Zambia – 0.01%
Zambia Government International Bond 144A 8.97% 7/30/27 #		200,000	$166,000

			166,000

Total Sovereign Bonds (cost $53,502,415)			53,496,096

Supranational Banks – 0.55%

Asian Development Bank 0.50%3/24/20	AUD	420,000	293,907
European Bank for Reconstruction & Development 7.375% 4/15/19	IDR	9,200,000,000	688,716
Inter-American Development Bank
0.842% 10/15/20 ●		1,490,000	1,483,137
6.00% 9/5/17	INR	67,600,000	1,012,476
International Bank for Reconstruction & Development
0.511% 4/17/19 ●		440,000	438,295
0.78% 12/16/17 ●		585,000	584,964
1.625% 3/9/21		1,250,000	1,259,057
2.50% 11/25/24		440,000	461,678
3.50% 1/22/21	NZD	3,654,000	2,585,535
3.75% 2/10/20	NZD	500,000	357,527
4.625% 10/6/21	NZD	380,000	283,275
International Finance
0.677% 1/9/19 ●		600,000	599,912
2.125% 4/7/26		1,300,000	1,311,693
3.625% 5/20/20	NZD	163,000	116,043

Total Supranational Banks (cost $11,426,099)			11,476,215

U.S. Treasury Obligations – 18.87%

U.S. Treasury Bonds
2.50% 2/15/45		43,900,000	42,817,075
2.50% 2/15/46		5,900,000	5,752,960
2.75% 8/15/42		900,000	929,584
2.75% 11/15/42		1,400,000	1,443,722
2.875% 5/15/43		2,200,000	2,318,765
2.875% 8/15/45		26,720,000	28,107,142
3.00% 5/15/42		7,300,000	7,928,486
3.00% 11/15/44		2,500,000	2,698,438
3.00% 11/15/45		27,029,000	29,180,752
3.125% 8/15/44 ¥		10,000,000	11,065,230

	Principal amount°		Value (U.S. $)

U.S. Treasury Obligations (continued)

U.S. Treasury Floating Rate Note 0.403% 10/31/17 ●¥	36,090,000		$36,095,847
U.S. Treasury Inflation Indexed Bonds
0.125% 4/15/20	8,093,440		8,269,060
0.125% 7/15/22	721,168		734,469
0.125% 7/15/24	35,520,612		35,683,403
0.375% 7/15/25	2,497,600		2,554,056
0.625% 1/15/26	6,480,955		6,780,446
0.75% 2/15/42	419,392		408,061
0.75% 2/15/45	4,829,232		4,683,476
1.00% 2/15/46	599,928		626,562
1.75% 1/15/28	31,913,434		37,048,465
2.00% 1/15/26	3,819,744		4,477,057
2.375% 1/15/25	22,724,210		27,087,076
2.375% 1/15/27	6,073,716		7,426,818
2.50% 1/15/29	12,723,124		16,001,810
3.875% 4/15/29	273,819		392,511
U.S. Treasury Notes
0.75% 10/31/17 ¥	10,000,000		10,004,880
1.25% 3/31/21	22,015,000		22,041,220
1.375% 1/31/21	7,190,000		7,241,962
1.625% 2/15/26	1,295,000		1,276,233
2.00% 10/31/21	1,600,000		1,654,344
2.125% 9/30/21	20,900,000		21,760,077
2.25% 11/15/25	8,680,000		9,033,979

Total U.S. Treasury Obligations (cost $385,300,767)			393,523,966

	Number o shares	f

Common Stock – 0.00%

Century Communications @=†	1,975,00	0	0

Total Common Stock (cost $59,790)			0

Convertible Preferred Stock – 0.11%

Bank of America 7.25% exercise price $50.00, expiration date 12/31/49	20	3	231,014
Crown Castle International 4.50% exercise price $85.77, expiration date 11/1/16	3,10	0	332,320

72

	Number of shares	Value (U.S. $)

Convertible Preferred Stock (continued)

Exelon 6.50% exercise price $43.75, expiration date 6/1/17	6,250	$307,687
Halcon Resources 5.75% exercise price $30.78, expiration date 12/31/49 @	248	8,556
Huntington Bancshares 8.50% exercise price $11.95, expiration date 12/31/49 @	305	414,800
Maiden Holdings 7.25% exercise price $15.17, expiration date 9/15/16	8,465	411,230
T-Mobile US 5.50% exercise price $31.02, expiration date 12/15/17	3,927	259,967
Wells Fargo 7.50% exercise price $156.71, expiration date 12/31/49	321	386,808

Total Convertible Preferred Stock (cost $2,524,618)		2,352,382

Preferred Stock – 0.27%

General Electric 5.00% ●	2,448,000	2,524,500
Integrys Energy Group 6.00% @●	35,650	941,385
PNC Preferred Funding Trust II 144A 1.856% #●	2,000,000	1,685,000
USB Realty 144A 1.769% #@●	500,000	400,000

Total Preferred Stock (cost $5,464,066)		5,550,885

	Number of contracts

Options Purchased – 0.01%

Call Swaption – 0.00%
5 yr IRS pay a fixed rate 1.15% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 4/21/16	4,800,000	11,376

		11,376

Currency Call Option – 0.00%
USD vs JPY strike price $116, expiration date 4/7/16	1,500,000	201

		201

	Number of contracts	Value (U.S. $)

Options Purchased (continued)

Fixed Income Put Option – 0.00%
U.S. Treasury 5 yr Notes Future strike price $112.50, expiration date 5/20/16	935	$0

		0

Put Swaptions – 0.01%
1 yr IRS pay a fixed rate 1.15% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 7/5/16	78,500,000	7,222
1 yr IRS pay a fixed rate 1.25% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 7/5/16	121,300,000	4,973
1 yr IRS pay a fixed rate 1.25% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 7/5/16	191,900,000	7,868
1 yr IRS pay a fixed rate 1.25% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 7/5/16	57,300,000	2,349
2 yr IRS pay a fixed rate 1.32% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 4/11/16	17,900,000	0
10 yr IRS pay a fixed rate 2.58% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 5/12/16	4,400,000	27
10 yr IRS pay a fixed rate 2.58% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 5/23/16	10,300,000	247
30 yr IRS pay a fixed rate 2.905% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 8/20/18	4,400,000	216,845

		239,531

Total Options Purchased (premium paid $1,066,172)		251,108

(continues)                                                     73

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (U.S. $)

Short-Term Investments – 10.00%

Discount Notes – 5.67%≠
Federal Home Loan Bank
0.27% 4/8/16	12,400,000	$12,399,516
0.27% 5/24/16	1,300,000	1,299,522
0.305% 4/27/16	7,000,000	6,998,992
0.306% 4/15/16	7,833,392	7,832,781
0.308% 4/21/16	5,152,845	5,152,273
0.318% 4/22/16	10,788,527	10,787,264
0.32% 4/13/16	3,830,194	3,829,938
0.32% 5/20/16	8,841,015	8,838,009
0.335% 5/2/16	9,577,748	9,575,689
0.34% 5/19/16	1,208,722	1,208,320
0.357% 5/18/16	18,858,985	18,852,837
0.38% 7/18/16	5,321,234	5,315,647
0.385% 6/8/16	7,932,902	7,928,404
0.387% 5/27/16	10,875,291	10,871,061
0.425% 8/15/16	7,384,464	7,373,586

		118,263,839

Discounted Commercial Papers – 0.33%≠
ENI Finance USA
1.30% 6/2/16	4,500,000	4,495,669
1.30% 6/3/16	2,300,000	2,297,743

		6,793,412

Repurchase Agreements – 3.51%
Bank of America Merrill Lynch 0.23%, dated 3/31/16, to be repurchased on 4/1/16, repurchase price $15,662,559 (collateralized by U.S. government obligations 2.50% 7/15/16; market value $15,975,713)	15,662,459	15,662,459
Bank of Montreal 0.29%, dated 3/31/16, to be repurchased on 4/1/16, repurchase price $26,104,309 (collateralized by U.S. government obligations 0.00%–8.75% 5/26/16–11/30/22; market value $26,626,184)	26,104,099	26,104,099

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

Repurchase Agreements (continued)
BNP Paribas 0.30%, dated 3/31/16, to be repurchased on 4/1/16, repurchase price $31,526,705 (collateralized by U.S. government obligations 0.00%–4.75% 5/15/16–8/15/44; market value $32,156,972)	31,526,442	$31,526,442

		73,293,000

U.S. Treasury Obligations – 0.49%≠
U.S. Treasury Bills
0.17% 4/21/16	8,900,000	8,899,511
0.18% 4/28/16	1,000,000	999,876
0.285% 4/14/16	231,000	230,992

		10,130,379

Total Short-Term Investments (cost $208,460,121)		208,480,630

Total Value of Securities Before Options Written – 120.35% (cost $2,496,104,943)		$2,509,973,449

	Number of contracts

Options Written – (0.04%)

Call Swaptions – (0.01%)
2 yr IRS pay a fixed rate 0.95% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 4/11/16 (MSC)	(16,000,000)	(32,016)
3 yr IRS pay a fixed rate 1.45% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 6/25/16 (BAML)	(30,100,000)	(67,304)
10 yr IRS pay a fixed rate 0.40% and receive a floating rate based on 6-month EURIBOR expiration date 6/14/16 (BNP)	(1,900,000)	(6,618)

74

	Number of contracts	Value (U.S. $)

Options Written (continued)

10 yr IRS pay a fixed rate 0.45% and receive a floating rate based on 6-month EURIBOR expiration date 6/15/16 (CITI)	(4,000,000)	$(20,286)
10 yr IRS pay a fixed rate 0.45% and receive a floating rate based on 6-month EURIBOR expiration date 6/15/16 (GSC)	(800,000)	(4,057)

		(130,281)

Currency Call Options – (0.01%)
AUD vs USD strike price $0.75 expiration date 4/22/16 (CITI)	(3,100,000)	(68,148)
AUD vs USD strike price $0.76, expiration date 4/7/16 (BNP)	(2,010,000)	(15,793)
EUR vs USD strike price $1.13, expiration date 5/4/16 (JPMC)	(5,700,000)	(114,582)
USD vs CAD strike price $1.37, expiration date 4/1/16 (CITI)	(3,500,000)	(1,232)
USD vs MXN strike price $18.30, expiration date 5/3/16 (JPMC)	(2,800,000)	(6,608)
USD vs MXN strike price $18.30, expiration date 5/5/16 (JPMC)	(3,200,000)	(8,448)

		(214,811)

Currency Put Option – (0.01%)
USD vs MXN strike price $18.30, expiration date 4/15/16 (CITI)	(4,500,000)	(138,200)

		(138,200)

Fixed Income Put Options – 0.00%
Euro-Bund Futures strike price $161, expiration date 4/22/16 (EURX)	(92)	(14,656)
Euro-Bund Futures strike price $161, expiration date 5/26/16 (EURX)	(50)	(27,310)
Euro-Bund Futures strike price $162, expiration date 4/22/16 (EURX)	(100)	(34,137)

	Number of contracts	Value (U.S. $)

Options Written (continued)

Fixed Income Put Options (continued)
U.S. Treasury 10 yr Notes Future strike price $129.25, expires 4/22/16 (CBOT)	(62)	$(10,656)
U.S. Treasury 10 yr Notes Future strike price $129.50, expires 4/22/16 (CBOT)	(60)	(13,125)

		(99,884)

Put Swaptions – (0.01%)
2 yr IRS pay a fixed rate 1.00% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 5/25/16 (MSC)	(22,100,000)	(18,210)
2 yr IRS pay a fixed rate 2.50% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 5/12/16 (MSC)	(42,300,000)	0
2 yr IRS pay a fixed rate 2.50% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 5/23/16 (MSC)	(98,300,000)	(197)
3 yr IRS pay a fixed rate 2.05% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 6/24/16 (BAML)	(30,100,000)	(20,919)
5 yr IRS pay a fixed rate 2.80% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 8/20/18 (MSC)	(19,500,000)	(146,757)
10 yr IRS pay a fixed rate 0.90% and receive a floating rate based on 6-month EURIBOR expiration date 6/14/16 (BNP)	(1,900,000)	(3,366)

(continues)                                                     75

Schedules of investments

Optimum Fixed Income Fund

	Number of contracts	Value (U.S. $)

Options Written (continued)

Put Swaptions (continued)
10 yr IRS pay a fixed rate 0.95% and receive a floating rate based on 6-month EURIBOR expiration date 6/15/16 (CITI)	(4,000,000)	$(5,544)
10 yr IRS pay a fixed rate 0.95% and receive a floating rate based on 6-month EURIBOR expiration date 6/15/16 (GSC)	(800,000)	(1,109)
10 yr IRS pay a fixed rate 1.87% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 4/18/16 (BAML)	(13,600,000)	(8,718)
10 yr IRS pay a fixed rate 2.00% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 4/25/16 (MSC)	(12,600,000)	(3,427)
10 yr IRS pay a fixed rate 2.02% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 4/11/16 (JPMC)	(6,200,000)	(43)
iTraxx Europe 5 yr CDS 1.30%, expiration date 4/20/16 (BNP)	(12,500,000)	(57)

		(208,347)

Total Options Written (premium received $1,606,716)		(791,523)

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2016, the aggregate value of Rule 144A securities was $302,862,646, which represents 14.52% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”

@	Illiquid security. At March 31, 2016, the aggregate value of illiquid securities was $32,035,438, which represents 1.54% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
¿

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

❆	100% of the income received was in the form of cash.
=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At March 31, 2016, the aggregate value of fair valued securities was $0, which represents 0.00% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.
‡	Non-income-producing security. Security is currently in default.
●	Variable rate security. The rate shown is the rate as of March 31, 2016. Interest rates reset periodically.
¥	Fully or partially pledged as collateral for futures contracts and reverse repurchase agreements.
Δ	Securities have been classified by country of origin.
S	Interest only security. An interest only security is the interest only portion of a fixed income security, which is separated and sold individually from the principal portion of the security.
Ω	Principal only security. A principal only security is the principal only portion of a fixed income security which is separated and sold individually from the interest portion of the security.
^	Zero coupon security. The rate shown is the yield at the time of purchase.
«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at March 31, 2016.

f	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at March 31, 2016.

76

The following foreign currency exchange contracts, futures contracts, reverse repurchase agreements, and swap contracts were outstanding at March 31, 2016:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BAML	AUD	(1,851,426)	USD	1,333,772	4/7/16	$(84,994)
BAML	AUD	(1,084,000)	USD	790,272	5/13/16	(38,984)
BAML	CAD	(2,230,184)	USD	1,654,657	4/7/16	(62,548)
BAML	CAD	5,877,000	USD	(4,345,935)	5/13/16	179,374
BAML	EUR	(2,911,000)	USD	3,311,240	4/1/16	(1,290)
BAML	EUR	2,423,547	USD	(2,640,782)	4/7/16	117,579
BAML	EUR	(9,333,000)	USD	10,326,316	5/13/16	(307,791)
BAML	JPY	(42,600,000)	USD	380,474	4/4/16	1,902
BAML	JPY	(91,996,216)	USD	814,557	4/7/16	(3,075)
BAML	JPY	(171,100,000)	USD	1,505,764	5/2/16	(15,991)
BAML	JPY	(207,400,000)	USD	1,829,057	5/13/16	(16,064)
BAML	MXN	6,422,000	USD	(360,009)	5/20/16	9,955
BAML	MYR	(2,702,158)	USD	645,156	5/24/16	(51,664)
BAML	NZD	(3,121,572)	USD	2,049,968	4/7/16	(106,883)
BAML	RUB	78,521,096	USD	(1,158,470)	4/7/16	7,985
BAML	SGD	(61,000)	USD	43,366	5/24/16	(1,878)
BAML	THB	27,746,060	USD	(761,000)	5/24/16	26,647
BAML	TWD	9,960,090	USD	(296,784)	5/24/16	13,078
BNP	AUD	(1,278,816)	USD	910,660	4/7/16	(69,309)
BNP	EUR	394,000	USD	(446,601)	4/1/16	1,745
BNP	GBP	(168,000)	USD	244,235	5/13/16	2,915
BNP	INR	38,831,774	USD	(581,140)	4/7/16	4,514
BNP	JPY	332,721,042	USD	(2,954,000)	4/1/16	2,450
BNP	JPY	69,310,724	USD	(616,000)	4/4/16	(58)
BNP	MXN	(228,749,212)	USD	12,775,436	5/20/16	(402,575)
BNP	MYR	(15,838,448)	USD	3,638,513	5/24/16	(445,835)
BNP	NOK	(70,039)	USD	13,911	4/7/16	(22,374)
CITI	AUD	(1,465,000)	USD	1,078,687	5/13/16	(42,033)
CITI	BRL	(68,463,662)	USD	18,482,712	5/3/16	(385,338)
CITI	CAD	6,093,000	USD	(4,515,424)	5/13/16	176,205
CITI	EUR	853,000	USD	(949,797)	5/13/16	22,118
CITI	GBP	(7,229,000)	USD	10,100,091	4/4/16	(282,684)
CITI	INR	23,338,266	USD	(342,404)	5/24/16	7,044
CITI	JPY	42,600,000	USD	(377,713)	4/4/16	859
CITI	KRW	770,953,500	USD	(639,000)	5/24/16	33,001
CITI	MXN	(84,191,000)	USD	4,806,300	5/20/16	(43,859)
CITI	MYR	(33,597,611)	USD	7,716,738	5/24/16	(947,262)
CITI	THB	3,769,500	USD	(105,000)	5/24/16	2,008
DB	BRL	68,546,820	USD	(18,571,341)	5/3/16	319,626
DB	JPY	(580,400,000)	USD	5,163,586	4/1/16	6,343
DB	JPY	(1,381,900,000)	USD	12,357,171	5/13/16	63,187
DB	MYR	20,636,127	USD	(4,818,803)	5/24/16	502,749
DB	PLN	8,755,507	USD	(2,351,102)	4/4/16	(4,738)
DB	RUB	(334,698,900)	USD	4,670,000	5/18/16	(246,515)
DB	THB	(111,334,396)	USD	3,125,614	5/24/16	(34,915)

(continues)                                                     77

Schedules of investments

Optimum Fixed Income Fund

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
DB	TWD	10,552,820	USD	(312,815)	5/24/16	$15,487
GSC	EUR	2,582,000	USD	(2,926,761)	4/1/16	11,388
GSC	EUR	485,000	USD	(552,344)	4/4/16	(393)
GSC	JPY	247,712,107	USD	(2,202,000)	4/1/16	(912)
GSC	JPY	326,016,308	USD	(2,903,000)	4/4/16	(5,797)
HSBC	GBP	(502,482)	USD	697,274	4/7/16	(24,431)
JPMC	BRL	(18,600,000)	USD	4,971,932	7/5/16	(62,714)
JPMC	CAD	(15,522,000)	USD	11,302,834	5/13/16	(649,156)
JPMC	EUR	(44,929,000)	USD	50,205,216	5/13/16	(987,306)
JPMC	JPY	223,471,000	USD	(1,986,650)	5/13/16	1,445
JPMC	KRW	(1,037,881,750)	USD	837,460	4/7/16	(68,393)
JPMC	KRW	(712,219,300)	USD	583,547	5/24/16	(37,258)
JPMC	MXN	37,500,000	USD	(2,083,912)	5/20/16	76,425
JPMC	MYR	31,240,516	USD	(7,336,182)	5/24/16	719,982
JPMC	PLN	(864,314)	USD	216,087	4/7/16	(15,523)
JPMC	RUB	338,354,638	USD	(4,388,943)	5/18/16	581,272
JPMC	SEK	813,406	USD	(95,185)	4/7/16	5,034
JPMC	THB	75,579,220	USD	(2,110,633)	5/24/16	34,889
JPMC	TWD	(25,235,837)	USD	751,290	5/24/16	(33,807)
TD	GBP	(583,700)	USD	842,927	4/7/16	4,570
TD	JPY	60,018,033	USD	(533,410)	4/7/16	12
TD	MXN	40,179,607	USD	(2,334,802)	4/1/16	(9,465)
TD	NZD	(1,751,101)	USD	1,200,826	4/7/16	(9,097)
UBS	INR	29,939,186	USD	(438,442)	4/7/16	13,095

						$(2,558,026)

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(4) 90 Day Euro	$(989,605)	$(989,650)	12/19/17	$(45)
(40) 90 Day Euro	(9,815,354)	(9,843,000)	12/17/19	(27,646)
(56) 90 Day Euro	(13,771,891)	(13,828,500)	9/18/18	(56,609)
(235) 90 Day Euro	(57,914,207)	(58,068,500)	6/19/18	(154,293)
(542) 90 Day Euro	(133,749,101)	(134,023,050)	3/20/18	(273,949)
(1,055) 90 Day Euro	(259,754,685)	(260,321,250)	12/18/18	(566,565)
(428) 90 Day Euro	(104,873,019)	(105,962,100)	9/19/17	(1,089,081)
(915) 90 Day Sterling	(163,041,553)	(162,874,789)	6/21/18	166,764
(123) 90 Day Sterling	(21,820,107)	(21,921,143)	9/21/17	(101,036)
(1,117) 90 Day Sterling	(198,300,484)	(198,912,061)	3/22/18	(611,577)
151 Australian 3 yr Bonds	11,329,926	11,357,297	6/16/16	27,371
(60) E-mini S&P 500 Index	(6,077,085)	(6,154,500)	6/20/16	(77,415)
57 Euro-Bobl	8,518,028	8,503,185	6/9/16	(14,843)
16 U.S. Treasury 10 yr Notes	2,029,684	2,086,250	6/22/16	56,567
2,200 U.S. Treasury 5 yr Notes	265,891,855	266,560,938	7/1/16	669,082
249 U.S. Treasury Long Bonds	40,927,834	40,944,937	6/22/16	17,103

	$(641,409,764)			$(2,036,172)

Swap Contracts

CDS Contracts2

Counterparty	Swap Referenced Obligation	Notional Value[3]		Annual Protection Payments	Termination Date	Upfront Payments Paid (Received)	Unrealized Appreciation (Depreciation)[4]
	Protection Purchased / Moody’s ratings:
ICE	JPMC - CDX.NA.HY.25[5]		9,710,000	5.00%	12/20/20	$(206,620)	$(71,145)
ICE	JPMC - iTraxx Europe Crossover Series 25 Version 1[7]	EUR	2,945,000	5.00%	6/20/21	(272,778)	(33,088)
JPMC	CDX.EM.25[6]		5,276,000	1.00%	6/20/21	446,586	11,888

							$(92,345)

	Protection Sold / Moody’s ratings:
BAML	Citigroup CDS 6.125% 5/15/18 Baa1		2,800,000	1.00%	12/20/20	(5,612)	16,639
BAML	Volkswagen International CDS 5.375% 5/22/18 A3	EUR	1,800,000	1.00%	12/20/16	(8,250)	12,485
BNP	Volvo Treasury CDS 5.00% 5/31/17 Baa2	EUR	200,000	1.00%	12/20/20	(5,501)	5,027
CITI	BorgWarner CDS 8.00% 10/1/19 Baa1		2,800,000	1.00%	12/20/20	(55,484)	83,608
CITI	Finmeccanica Finance 5 yr CDS 5.75% 12/12/19 Ba1	EUR	300,000	5.00%	3/20/19	30,436	9,645
CITI	Mexico LA 5 yr CDS 5.95% 3/19/19 A3		1,900,000	1.00%	9/20/20	(43,637)	12,338
CITI	Volvo Treasury CDS 5.00% 5/31/17 Baa2	EUR	200,000	1.00%	12/20/20	(4,016)	3,541
DB	CMBX.NA.AAA.[8]		14,200,000	0.50%	10/17/57	(956,207)	316,835
JPMC	Mexico LA 5 yr CDS 5.95% 3/19/19 A3		14,300,000	1.00%	12/20/19	101,443	(197,480)
JPMC	Mexico LA 5 yr CDS 5.95% 3/19/19 A3		2,000,000	1.00%	9/20/20	(49,045)	16,099
JPMC	Volkswagen International 2 yr CDS 5.375% 5/22/18 A3	EUR	2,500,000	1.00%	12/20/17	(39,384)	38,416
MSC	Volvo Treasury CDS 5.00% 5/31/17 Baa2	EUR	200,000	1.00%	12/20/20	(3,521)	3,047

							$320,200

Inflation Swap Contracts9

Notional Value[3]	Expiration Date	Description	Unrealized Appreciation (Depreciation)
4,400,000	9/23/16	Agreement with BAML to receive the notional amount 1 year zero coupon multiplied by the non-revised CPI and to pay the notional amount multiplied by the fixed rate of 0.415%	$10,835

(continues)                                                     79

Schedules of investments

Optimum Fixed Income Fund

Interest Rate Swap Contracts10

Counterparty	Swap Referenced Obligation	Notional Value[3]		Fixed Interest Rate Received (Paid)	Variable Interest Rate Received (Paid)	Termination Date	Upfront Payments Paid (Received)	Unrealized Appreciation (Depreciation)[4]
CME	BAML - 10 yr USD-BBA-LIBOR 3M		7,430,000	2.05%	0.628%	1/12/26	$—	$274,779
CME	BAML - 30 yr USD-BBA-LIBOR 3M		4,550,000	2.48%	0.628%	1/14/46	—	343,074
CME	BAML - 30 yr USD-BBA-LIBOR 3M		4,235,000	2.52%	0.628%	1/12/46	—	357,897
CME	BAML - 30 yr USD-BBA-LIBOR 3M		3,360,000	2.50%	0.628%	1/12/46	—	268,127
CME	JPMC - 2 yr TIEE-Banxico 28D	MXN	139,300,000	4.04%	0.406%	2/3/17	(11,262)	(10,146)
CME	JPMC - 10 yr TIEE-Banxico 28D	MXN	13,700,000	5.98%	0.407%	8/26/24	(14,594)	18,704
CME	JPMC - 10 yr TIEE-Banxico 28D	MXN	162,900,000	6.96%	0.406%	7/27/20	580,047	113,508
CME	JPMC - 10 yr TIEE-Banxico 28D	MXN	126,600,000	5.50%	4.067%	9/2/20	(211,857)	163,989
CME	JPMC - 10 yr TIEE-Banxico 28D	MXN	7,500,000	5.99%	4.062%	1/30/26	2,103	(4,669)
CME	JPMC - 10 yr TIEE-Banxico 28D	MXN	312,900,000	5.99%	0.407%	1/8/30	(582,342)	(168,139)
CME	JPMC - 10 yr USD-BBA-LIBOR 3M		4,815,000	2.84%	0.634%	2/26/24	—	(487,039)
CME	JPMC - 10 yr USD-BBA-LIBOR 3M		10,700,000	2.35%	0.620%	8/5/25	—	(698,422)
CME	JPMC - 15 yr USD-OIS-COMPOUND		17,700,000	0.50%	0.370%	6/18/16	(3,459)	(1,362)
CME	JPMC - 2 yr TIEE-Banxico 28D	MXN	96,300,000	4.39%	4.061%	7/28/17	—	(4,629)
CME	JPMC - 3 yr USD-BBA-LIBOR 3M		3,700,000	1.28%	0.639%	9/16/17	—	(25,811)
CME	JPMC - 30 yr USD-BBA-LIBOR 3M		28,500,000	2.75%	0.639%	12/16/45	(406,683)	(3,514,604)
CME	JPMC - 30 yr USD-BBA-LIBOR 3M		1,400,000	2.50%	0.628%	6/15/46	(59,988)	(45,606)
CME	JPMC - 4 yr USD-BBA-LIBOR 3M		1,600,000	2.00%	0.639%	12/16/19	(6,105)	(50,105)
CME	JPMC - 5 yr TIEE-Banxico 28D	MXN	35,400,000	5.62%	4.062%	6/2/20	14,454	27,032
CME	JPMC - 5 yr TIEE-Banxico 28D	MXN	121,500,000	5.50%	4.062%	9/22/20	—	93,831
CME	JPMC - 5 yr USD-BBA-LIBOR 3M		1,700,000	2.00%	0.639%	12/16/20	(23,617)	(42,418)
CME	JPMC - 5 yr USD-BBA-LIBOR 3M		2,900,000	2.00%	0.625%	6/15/21	(92,825)	(14,780)

Counterparty	Swap Referenced Obligation	Notional Value[3]		Fixed Interest Rate Received (Paid)	Variable Interest Rate Received (Paid)	Termination Date	Upfront Payments Paid (Received)	Unrealized Appreciation (Depreciation)[4]
CME	JPMC - 7 yr TIEE-Banxico 28D	MXN	160,800,000	5.82%	4.065%	1/12/23	$55,540	$25,916
CME	JPMC - 7 yr USD-BBA-LIBOR 3M		2,800,000	2.22%	0.617%	5/12/21	—	(141,570)
CME	JPMC - 7 yr USD-BBA-LIBOR 3M		1,750,000	2.24%	0.621%	7/28/21	—	(92,409)
CME	JPMC - 7 yr USD-BBA-LIBOR 3M		3,750,000	2.00%	0.634%	5/26/22	—	(151,221)
CME	JPMC - 7 yr USD-BBA-LIBOR 3M		1,700,000	2.25%	0.639%	12/16/22	14,262	(109,821)
CME	JPMC - GBP-BBA-LIBOR 6M	GBP	3,200,000	1.50%	0.744%	12/16/17	(4,673)	(51,771)
CME	JPMC - 2 yr GBP-BBA-LIBOR 6M	GBP	2,900,000	1.50%	0.684%	9/21/18	(4,134)	(50,003)
LCH	JPMC - 10 yr USD-BBA-LIBOR 3M		7,300,000	2.50%	0.639%	12/16/25	(74,761)	(512,494)
LCH	JPMC - 10 yr USD-BBA-LIBOR 3M		900,000	2.25%	0.280%	6/15/26	(3,319)	(44,715)
LCH	JPMC - 30 yr USD-BBA-LIBOR 3M		31,000,000	2.50%	0.628%	6/15/46	(1,979,797)	(546,483)
LCH	JPMC - 5 yr USD-BBA-LIBOR 3M		47,800,000	2.00%	0.639%	12/16/20	178,470	(2,055,551)
LCH	JPMC - 5 yr USD-BBA-LIBOR 3M		40,400,000	2.00%	0.628%	6/15/21	(1,364,195)	(156,318)
LCH	JPMC - 7 yr USD-BBA-LIBOR 3M		44,300,000	2.25%	0.639%	12/16/22	393,081	(2,921,965)

								$(10,215,194)

Reverse Repurchase Agreement11

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Repurchase Price

BAML - U.S. Treasury Note	0.65%	3/30/16	4/4/16	$(3,308,250)	$(3,308,298)

The use of foreign currency exchange contracts, futures contracts, reverse repurchase agreement, and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts, notional values, and reverse repurchase agreements presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreement in relation to the reverse repurchase agreement is as follows:

Remaining Contracted Maturity of the Agreement

Reverse Repurchase Agreement	Up to 30 days	Total

U.S. Treasury Obligation	$(3,308,250)	$(3,308,250)

1 See Note 7 in “Notes to financial statements.”

(continues)                                                     81

Schedules of investments

Optimum Fixed Income Fund

2 A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

3 Notional value shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.

4 Unrealized appreciation (depreciation) does not include periodic interest payments on swap contracts accrued daily in the amount of $(1,159,875).

5 Markit’s North American High Yield CDX Index, or the CDX.NA.HY Index, is composed of one hundred (100) of the most liquid North American entities with high yield credit ratings that trade in the CDS market.

6 Markit’s Emerging Markets CDX Index, or the CDX.EM Index is composed of fourteen sovereign issuers from the following regions: Latin America, Middle east, Eastern Europe, Africa and Asia.

7 Markit’s iTraxx® Europe Crossover index is composed of up to fifty (50) European entities with non-investment grade credit ratings that trade in the CDS market.

8 Markit’s CMBX Index or the CMBX.NA Index is a synthetic tradable index referencing a basket of 25 commercial mortgage-backed securities in North America.

9 Inflation swap agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as London Interbank Offered Rate (LIBOR). The change in value of swap contracts outstanding, if any, is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive.

10 An interest rate swap agreement is an exchange of interest rates between counterparties. Periodic payments (receipt) on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains (losses) on swap contracts.

11 See Note 1 in “Notes to financial statements.”

Summary of abbreviations:

ARM – Adjustable Rate Mortgage

AUD – Australian Dollar

BAML – Bank of America Merrill Lynch

BBA – LIBOR – British Bankers Association Rate

BNP – BNP Paribas

BRL – Brazilian Real

CAD – Canadian Dollar

CBOT – Chicago Board of Trade

CDO – Collateralized Debt Obligation

CDS – Credit Default Swap

CETIP – Brazil CETIP Deposito Interbancario (Interbank Deposit) Rate

CITI – Citigroup Global Markets

CLO – Collateralized Loan Obligation

CME – Chicago Mercantile Exchange Inc.

CPI – Consumer Price Index

DB – Deutsche Bank

EUR – European Monetary Unit

EURIBOR – Euro Interbank Offer Rate

EURX – Euronext Exchange

GBP – British Pound Sterling

GNMA – Government National Mortgage Association

GSC – Goldman Sachs Capital

GSMPS –	Goldman Sachs Reperforming Mortgage Securities

HSBC – Hong Kong Shanghai Bank

ICE LIBOR –	Intercontinental Exchange London Interbank Offered Rate

IDR – Indonesian Rupiah

INR – Indian Rupee

IRS – Interest Rate Swaptions

JPMC – JPMorgan Chase Bank

JPY – Japanese Yen

KRW – South Korean Won

LB – Lehman Brothers

LCH – London Clearing House

M – Month

MASTR – Mortgage Asset Securitization Transactions, Inc.

MBIA – MBIA Insurance Group

MSC – Morgan Stanley Capital

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

OIS – COMPOUND – Overnight Indexed Swaps Federal Funds Compound Rate

PEN – Peruvian Nuevo Sol

82

Summary of abbreviations: (continued)

PHP – Philippine Peso

PIK – Payment-in-Kind

PLN – Polish Zloty

REMIC – Real Estate Mortgage Investment Conduit

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

S.F. – Single Family

TBA – To be announced

TD – Toronto Dominion Bank

THB – Thailand Baht

TIEE – Banxico – Interbank Equilibrium Interest Rate Banco de Mexico

TWD – Taiwan Dollar

UBS – Union Bank of Switzerland

USD – U.S. Dollar

yr – Year

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Optimum International Fund

March 31, 2016

	Number of shares	Value (U.S. $)

Common Stock – 98.30%Δ

Australia – 3.12%
BHP Billiton ADR *	80,788	$2,092,409
Caltex Australia	53,068	1,383,909
Cochlear	31,291	2,453,780
Orora	1,005,896	1,927,674
Qantas Airways †	2,425,942	7,568,596
St Barbara †	1,785,311	2,737,060

		18,163,428

Austria – 2.69%
Conwert Immobilien Invest †	229,038	3,672,169
Erste Group Bank †	154,555	4,343,943
Schoeller-Bleckmann Oilfield Equipment *	57,834	3,521,456
voestalpine	123,006	4,115,775

		15,653,343

Belgium – 0.54%
Delhaize Group	30,323	3,165,792

		3,165,792

Bermuda – 1.75%
Everest Re Group	51,638	10,194,890

		10,194,890

Brazil – 1.44%
Banco Bradesco ADR	365,691	2,724,398
Banco do Brasil	358,100	1,944,047
JBS	572,300	1,741,260
Qualicorp †	483,067	2,001,779

		8,411,484

Canada – 4.10%
Alimentation Couche-Tard Class B	15,900	707,619
Bank of Nova Scotia	78,800	3,850,961
BCE	17,617	802,278
CGI Group Class A †	70,100	3,350,227
Constellation Software	3,600	1,474,067
Dominion Diamond	96,800	1,073,278
H&R Real Estate Investment Trust	61,200	989,096
Magna International Class A	112,154	4,821,219
Rogers Communications Class B	71,626	2,866,473
Royal Bank of Canada	15,900	916,109
Sun Life Financial	90,300	2,913,240
Tourmaline Oil †	6,200	131,280

		23,895,847

China/Hong Kong – 4.82%
Anhui Conch Cement	1,328,500	3,562,144

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

China/Hong Kong (continued)
China Oilfield Services *	2,898,000	$2,263,902
China Telecom	3,326,000	1,757,894
CLP Holdings	889,500	8,043,781
Hong Kong Exchanges and Clearing	34,400	828,365
Industrial & Commercial Bank of China	5,164,000	2,889,100
Orient Overseas International *	1,040,500	4,017,219
Swire Pacific Class A	209,000	2,249,673
TravelSky Technology	43,000	70,398
Weichai Power *	1,389,000	1,555,997
Yue Yuen Industrial Holdings	255,500	877,758

		28,116,231

Colombia – 0.49%
Bancolombia ADR	82,954	2,835,368

		2,835,368

Czech Republic – 0.57%
Komercni banka	14,992	3,311,219

		3,311,219

Denmark – 0.87%
H. Lundbeck †	81,021	2,674,924
Vestas Wind Systems	34,341	2,422,775

		5,097,699

Finland – 0.85%
Neste	150,980	4,968,460

		4,968,460

France – 4.30%
Atos	27,604	2,248,370
Christian Dior	6,782	1,230,128
Derichebourg	140,436	434,662
Gecina	7,404	1,019,426
Ipsen	20,818	1,195,574
IPSOS	33,336	778,765
Metropole Television	38,968	710,576
Peugeot †	116,087	1,989,357
Safran	59,267	4,146,206
SCOR	16,499	585,755
Societe Generale	91,582	3,384,778
Sodexo *	43,892	4,731,762
Thales	29,752	2,606,820

		25,062,179

Germany – 3.10%
Continental	21,033	4,786,690
Deutsche Lufthansa †	417,193	6,743,453
Merck	10,453	871,983

84

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

Germany (continued)
Nordex †	31,425	$862,316
ProSiebenSat.1 Media	51,431	2,644,377
Stroeer	13,148	826,601
TUI	84,474	1,318,326

		18,053,746

India – 2.96%
Britannia Industries	21,615	876,873
Hindustan Unilever	80,266	1,053,891
ICICI Bank ADR	704,840	5,046,654
Tata Consultancy Services	87,160	3,317,141
Yes Bank	533,134	6,964,213

		17,258,772

Indonesia – 1.01%
Indofood Sukses Makmur	4,918,100	2,679,734
Telekomunikasi Indonesia Persero	12,715,200	3,188,389

		5,868,123

Ireland – 2.47%
ICON †	191,393	14,373,614

		14,373,614

Israel – 2.80%
Bank Hapoalim BM	842,393	4,373,155
Plus500	91,064	805,017
Taro Pharmaceutical Industries †	42,699	6,116,632
Teva Pharmaceutical Industries ADR	93,778	5,018,061

		16,312,865

Italy – 0.43%
A2A	899,260	1,169,595
La Doria	45,778	686,036
Recordati	26,065	652,506

		2,508,137

Japan – 18.43%
Adastria	53,400	1,620,339
Astellas Pharma	127,200	1,691,366
Chubu Electric Power	287,400	4,013,053
Daiichi Sankyo	137,400	3,055,165
Daito Trust Construction	23,300	3,308,312
Daiwa House Industry	224,600	6,318,216
Denso	204,900	8,236,417
Fujitsu	207,000	766,237
Gurunavi	56,900	1,351,403
Hisamitsu Pharmaceutical	15,200	679,337
Hitachi	733,000	3,429,720

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

Japan (continued)
Iida Group Holdings	173,800	$3,389,675
Japan Airlines	42,200	1,545,590
Kaken Pharmaceutical	37,300	2,256,991
KDDI	58,300	1,557,153
Konami Holdings	62,200	1,840,384
Medipal Holdings	43,600	690,348
Mixi	50,000	1,857,035
Mizuho Financial Group	756,400	1,129,778
Morinaga	180,000	916,433
Nexon	133,500	2,276,303
Nichi-iko Pharmaceutical	52,200	1,204,062
Nichirei	191,000	1,554,543
Nippon Steel & Sumitomo Metal	164,500	3,160,060
Nippon Telegraph & Telephone	131,000	5,642,969
Nissha Printing	91,800	1,344,230
NTT DATA	72,300	3,629,615
NTT DOCOMO	71,900	1,630,679
Obayashi	344,000	3,392,776
Otsuka Holdings	118,500	4,304,305
Rohto Pharmaceutical	31,700	577,413
Secom	114,100	8,481,590
Sumitomo Mitsui Financial Group	136,300	4,132,175
Suzuken	82,300	2,797,081
Taisei	269,000	1,778,275
Terumo	26,100	935,746
T-Gaia	78,900	913,472
Tokyo Electric Power †	841,400	4,627,719
Yamazaki Baking	256,000	5,393,185

		107,429,150

Netherlands – 2.71%
Core Laboratories *	72,251	8,121,735
Heineken	39,365	3,567,797
Royal Dutch Shell Class A	168,729	4,097,210

		15,786,742

New Zealand – 0.49%
Spark New Zealand	690,389	1,741,769
Xero Private Placement †	104,850	1,118,248

		2,860,017

Norway – 2.60%
DNB	502,218	5,938,829
Norsk Hydro	869,829	3,581,408
Statoil ADR	230,296	3,583,406
Telenor	128,284	2,075,873

		15,179,516

(continues)                                                     85

Schedules of investments

Optimum International Fund

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

Peru – 1.00%
Credicorp	44,603	$5,843,439

		5,843,439

Republic of Korea – 3.36%
Hyundai Mobis	21,005	4,573,492
Korea Electric Power	80,594	4,242,531
Samsung Electronics	8,556	9,815,908
SK Hynix	39,595	974,641

		19,606,572

Singapore – 2.47%
DBS Group Holdings	548,200	6,255,382
Singapore Airlines	461,000	3,905,939
Singapore Exchange	297,300	1,753,559
United Industrial	1,143,000	2,493,171

		14,408,051

Spain – 1.55%
Amadeus IT Holding	210,973	9,048,094

		9,048,094

Sweden – 1.20%
Getinge Class B	259,021	5,969,615
Swedish Match	30,719	1,042,855

		7,012,470

Switzerland – 5.77%
Credit Suisse Group ADR	149,483	2,112,195
dorma+kaba Holding Class B †	1,556	994,397
Galenica	4,855	7,301,056
Lonza Group †	36,991	6,259,098
Nestle	36,651	2,738,676
Novartis ADR	86,985	6,301,193
Roche Holding	30,333	7,466,924
Zehnder Group	11,237	455,183

		3,628,722

Taiwan – 3.00%
Advanced Semiconductor Engineering	5,249,000	6,107,850
AU Optronics	4,201,000	1,262,232
Chunghwa Telecom	656,000	2,231,916
Taiwan Semiconductor Manufacturing	1,561,000	7,857,383

		17,459,381

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

Thailand – 0.25%
Tipco Asphalt NVDR	2,077,900	$1,476,620

		1,476,620

Turkey – 1.20%
Akbank	1,318,216	3,751,896
Turkiye Garanti Bankasi	1,108,578	3,241,778

		6,993,674

United Kingdom – 13.02%
ARM Holdings ADR *	269,115	11,757,634
Associated British Foods	15,139	728,186
British American Tobacco	40,185	2,360,572
Compass Group	75,319	1,328,413
Debenhams	1,953,525	2,109,924
Diageo	254,024	6,864,502
Great Portland Estates	189,242	1,978,695
HSBC Holdings	358,082	2,231,527
Inchcape	208,795	2,169,645
International Consolidated Airlines Group	540,981	4,300,606
Investec	329,179	2,423,015
ITV	1,145,466	3,968,163
Kingfisher	419,430	2,269,265
Land Securities Group	74,437	1,177,081
Legal & General Group	758,466	2,562,144
Markit †	24,316	859,571
Mondi	267,988	5,142,234
National Grid	176,813	2,506,971
Persimmon	146,785	4,395,596
Project White @=†	60,572	1,553,758
Rio Tinto ADR *	116,601	3,296,310
Sainsbury (J.)	481,227	1,909,681
Shire	140,979	8,016,226

		75,909,719

United States – 2.94%
Carnival	166,715	8,797,551
Carnival - London Stock Exchange	70,302	3,788,441
Project Star @=†	142	3,409,855
Project Star Series G @=†	47	1,128,614

		17,124,461

Total Common Stock (cost $593,532,155)		573,017,825

86

	Principal amount°	Value (U.S. $)

Short-Term Investments – 1.02%

Discount Notes – 0.89%≠
Federal Home Loan Bank
0.32% 4/13/16	150,782	$150,772
0.32% 5/20/16	608,606	608,399
0.335% 5/2/16	548,882	548,764
0.34% 5/19/16	39,775	39,762
0.346% 4/22/16	355,287	355,245
0.362% 5/18/16	1,118,997	1,118,633
0.37% 4/15/16	232,302	232,284
0.375% 4/21/16	151,133	151,116
0.38% 7/18/16	366,308	365,923
0.385% 6/8/16	768,857	768,421
0.387% 5/27/16	686,497	686,230
0.53% 8/15/16	206,414	206,110

		5,231,659

Repurchase Agreements – 0.13%
Bank of America Merrill Lynch 0.23%, dated 3/31/16, to be repurchased on 4/1/16, repurchase price $158,991 (collateralized by U.S. government obligations 2.50% 7/15/16; market value $162,170)	158,990	158,990
Bank of Montreal 0.29%, dated 3/31/16, to be repurchased on 4/1/16, repurchase price $264,986 (collateralized by U.S. government obligations 0.00%–8.75% 5/26/16–11/30/22; market value $270,283)	264,984	264,984
BNP Paribas 0.30%, dated 3/31/16, to be repurchased on 4/1/16, repurchase price $320,029 (collateralized by U.S. government obligations 0.00%–4.75% 5/15/16–8/15/44; market value $326,427)	320,026	320,026

		744,000

Total Short-Term Investments (cost $5,974,912)		5,975,659

		Value (U.S. $)

Total Value of Securities Before Securities Lending Collateral – 99.32% (cost $599,507,067)		$578,993,484

	Number of shares

Securities Lending Collateral** – 4.02%

Separate Account Optimum International Fund	23,444,624	23,444,624

Total Securities Lending Collateral (cost $23,444,624)		23,444,624

Total Value of Securities – 103.34%■ (cost $622,951,691)	$602,438,108

*	Fully or partially on loan.
**	See Note 9 in “Notes to financial statements” for additional information on securities lending collateral and non-cash collateral.
@	Illiquid security. At March 31, 2016, the aggregate value of illiquid securities was $6,092,227, which represents 1.05% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At March 31, 2016, the aggregate value of fair valued securities was $6,092,227, which represents 1.05% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”
≠	The rate shown is the effective yield at the time of purchase.
■	Includes $25,271,845 of securities loaned.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.
Δ	Securities have been classified by country of origin. Aggregate classification by business sectors has been presented on page 36 in “Security type / country and sector allocations.”

(continues)                                                     87

Schedules of investments

Optimum International Fund

The following foreign currency exchange contracts were outstanding at March 31, 2016:1

Foreign Currency Exchange Contracts

Counterparty	Contract to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)

BBH	EUR	(5,430)	USD	6,186	4/4/16	$6
BBH	HKD	312,109	USD	(40,257)	4/1/16	(23)
BBH	HKD	105,849	USD	(13,648)	4/5/16	(4)

						$(21)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

BBH – Brown Brothers Harriman

EUR – European Monetary Unit

HKD - Hong Kong Dollar

NVDR – Non-Voting Depository Receipt

USD - U.S. Dollar

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Growth Fund

March 31, 2016

	Number of shares	Value (U.S. $)

Common Stock – 96.35%²

Consumer Discretionary – 21.92%
Amazon.com †	129,250	$76,727,970
AutoZone †	10,400	8,285,576
BorgWarner	120,800	4,638,720
CarMax †	60,900	3,111,990
CBS Class B	162,050	8,927,335
Coach	94,750	3,798,527
Comcast Class A	204,100	12,466,428
Ctrip.com International ADR †	37,250	1,648,685
Delphi Automotive (United Kingdom)	176,500	13,241,030
Dollar General	47,650	4,078,840
Dollar Tree †	35,000	2,886,100
Ferrari (Italy) †	79,890	3,331,413
Flipkart Limited @=†	1,530	184,671
Flipkart Limited Series A @=†	522	63,005
Flipkart Limited Series C @=†	921	111,165
Flipkart Limited Series E @=†	1,712	206,638
Flipkart Limited Series G @=†	7,188	867,592
Flipkart Limited Series H @=†	6,977	842,124
Hanesbrands	254,350	7,208,279
Hilton Worldwide Holdings	184,500	4,154,940
Home Depot	31,150	4,156,345
Jarden †	181,900	10,723,005
Las Vegas Sands	131,550	6,798,504
Lowe’s	139,750	10,586,063
Marriott International Class A	80,000	5,694,400
McDonald’s	59,400	7,465,392
MGM Resorts International †	397,770	8,528,189
Netflix †	73,450	7,508,793
Newell Rubbermaid	177,450	7,859,261
NIKE Class B	133,550	8,209,319
Norwegian Cruise Line Holdings †	108,350	5,990,671
Priceline Group †	22,100	28,486,016
PVH	8,300	822,198
Ross Stores	69,100	4,000,890
Royal Caribbean Cruises	79,050	6,493,957
ServiceMaster Global Holdings †	105,550	3,977,124
Signet Jewelers (Bermuda)	44,150	5,475,925
Starbucks	206,350	12,319,095
Tesla Motors †	36,220	8,322,269
Time Warner	49,500	3,591,225
Tractor Supply	74,400	6,730,224
Walt Disney	95,200	9,454,312

		329,974,205

Consumer Staples – 5.48%
Church & Dwight	47,600	4,387,768

	Number of shares	Value (U.S. $)

Common Stock² (continued)

Consumer Staples (continued)
Costco Wholesale	34,400	$5,420,752
CVS Health	130,450	13,531,579
Kraft Heinz	36,450	2,863,512
Kroger	143,700	5,496,525
Mead Johnson Nutrition	8,750	743,487
Molson Coors Brewing Class B	113,750	10,940,475
PepsiCo	144,950	14,854,476
Philip Morris International	132,150	12,965,237
Walgreens Boots Alliance	133,050	11,208,132

		82,411,943

Energy – 0.77%
Anadarko Petroleum	90,050	4,193,629
Devon Energy	58,600	1,607,984
EOG Resources	32,100	2,329,818
Halliburton	31,050	1,109,106
Schlumberger	8,900	656,375
Weatherford International (Switzerland) †	225,400	1,753,612

		11,650,524

Financials – 4.54%
American Tower	132,800	13,594,736
Bank of America	275,099	3,719,338
BlackRock	5,200	1,770,964
Blackstone Mortgage Trust	194,500	5,224,270
Citizens Financial Group	106,570	2,232,641
Crown Castle International	106,250	9,190,625
Goldman Sachs Group	4,750	745,655
Intercontinental Exchange	34,600	8,135,844
LendingClub †	96,650	802,195
McGraw Hill Financial	20,950	2,073,631
Morgan Stanley	429,300	10,736,793
State Street	76,100	4,453,372
Synchrony Financial †	33,306	954,550
TD Ameritrade Holding	147,400	4,647,522
WeWork Companies @=†	2,473	93,094

		68,375,230

Healthcare – 18.30%
Acadia Healthcare †	15,950	879,005
ACADIA Pharmaceuticals †	69,250	1,936,230
Aetna	75,600	8,493,660
Alexion Pharmaceuticals †	89,300	12,432,346
Allergan †	136,718	36,644,525
Anthem	73,900	10,271,361
Biogen †	48,600	12,651,552
BioMarin Pharmaceutical †	72,600	5,988,048
Boston Scientific †	191,450	3,601,175

(continues)                                                     89

Schedules of investments

Optimum Large Cap Growth Fund

	Number of shares	Value (U.S. $)

Common Stock² (continued)

Healthcare (continued)
Bristol-Myers Squibb	381,700	$24,382,996
Celgene †	164,600	16,474,814
Cigna	44,200	6,066,008
DexCom †	16,750	1,137,493
Edwards Lifesciences †	66,500	5,865,965
Eli Lilly	46,450	3,344,865
Gilead Sciences	153,600	14,109,696
HCA Holdings †	43,959	3,431,000
Hologic †	31,900	1,100,550
Humana	47,550	8,699,273
Illumina †	14,300	2,318,173
Incyte †	61,900	4,485,893
Intuitive Surgical †	19,100	11,480,055
McKesson	41,600	6,541,600
Pacira Pharmaceuticals †	59,450	3,149,661
Pfizer	99,400	2,946,216
Regeneron Pharmaceuticals †	11,000	3,964,840
STERIS (United Kingdom)	50,850	3,612,893
Stryker	82,350	8,835,331
Thermo Fisher Scientific	103,315	14,628,371
UnitedHealth Group	176,250	22,718,625
Vertex Pharmaceuticals †	166,050	13,199,315

		275,391,535

Industrials – 10.38%
3M	15,700	2,616,091
American Airlines Group	362,800	14,878,428
Boeing	125,650	15,950,011
Canadian Pacific Railway (Canada)	32,200	4,272,618
Danaher	211,900	20,100,834
Delta Air Lines	118,250	5,756,410
Eaton	41,800	2,615,008
FedEx	25,900	4,214,448
Flowserve	79,206	3,517,538
General Electric	132,715	4,219,010
HD Supply Holdings †	214,950	7,108,397
Honeywell International	226,400	25,368,120
IHS Class A †	12,100	1,502,336
Kansas City Southern	11,700	999,765
Lockheed Martin	23,300	5,160,950
Roper Technologies	34,500	6,305,565
Stericycle †	24,550	3,097,965
Tyco International (Switzerland)	131,650	4,832,871
Union Pacific	36,453	2,899,836
United Continental Holdings †	142,750	8,545,015
United Rentals †	14,900	926,631

	Number of shares	Value (U.S. $)

Common Stock² (continued)

Industrials (continued)
Verisk Analytics Class A †	50,450	$4,031,964
Wabtec	91,700	7,270,893

		156,190,704

Information Technology – 32.27%
Adobe Systems †	75,800	7,110,040
Alibaba Group Holding ADR †	29,105	2,300,168
Alliance Data Systems †	9,505	2,091,100
Alphabet Class A †	35,700	27,235,530
Alphabet Class C †	105,528	78,613,083
Apple	540,200	58,876,398
Arista Networks †	17,550	1,107,405
ASML Holding (Netherlands)	52,500	5,270,475
Broadcom	49,610	7,664,745
Cisco Systems	43,650	1,242,715
comScore †	31,800	955,272
Dropbox Class A @=†	61,727	473,654
Electronic Arts †	84,950	5,616,045
Facebook Class A †	598,929	68,337,799
Fiserv †	49,200	5,046,936
Lam Research	11,850	978,810
LinkedIn Class A †	41,700	4,768,395
MasterCard Class A	199,300	18,833,850
Microsemi †	57,800	2,214,318
Microsoft	1,038,350	57,348,071
Mobileye (Israel) †	179,500	6,693,555
NetSuite †	51,200	3,506,688
NXP Semiconductors (Netherlands) †	143,950	11,670,027
Oracle	52,850	2,162,093
Palo Alto Networks †	34,100	5,563,074
PayPal Holdings †	124,000	4,786,400
Red Hat †	3,300	245,883
Sabre	144,700	4,184,724
salesforce.com †	260,900	19,262,247
Seagate Technology	22,300	768,235
ServiceNow †	98,330	6,015,829
Tencent Holdings (China) (Hong Kong Exchange)	507,900	10,370,985
VeriSign †	81,300	7,198,302
Visa Class A	526,965	40,302,283
Yahoo †	185,150	6,815,371

		485,630,505

Materials – 1.32%
Air Products & Chemicals	10,500	1,512,525
Ashland	47,100	5,179,116
Celanese Class A	16,650	1,090,575
EI du Pont de Nemours	34,350	2,175,042

	Number of shares	Value (U.S. $)

Common Stock² (continued)

Materials (continued)
Martin Marietta Materials	18,300	$2,919,033
PPG Industries	28,000	3,121,720
Sherwin-Williams	13,700	3,899,979

		19,897,990

Telecommunication Services – 1.37%
AT&T	180,250	7,060,393
Level 3 Communications †	67,700	3,577,945
T-Mobile US †	94,900	3,634,670
Verizon Communications	116,550	6,303,024

		20,576,032

Total Common Stock (cost $1,274,253,528)		1,450,098,668

Convertible Preferred Stock – 0.48%

Airbnb Private Placement @=†	36,741	3,054,400
LivingSocial Private Placement Series F @=†	14,824	0
Magic Leap =†	43,435	950,416
Uber Technologies Series G @=†	34,197	1,489,402
WeWork Companies Series E @=†	22,244	837,357
Xiaoju Kuaizhi (China) @=†	32,416	941,609

Total Convertible Preferred Stock (cost $6,611,742)		7,273,184

U.S. Master Limited Partnerships – 0.47%

Blackstone Group	229,650	6,441,683
Carlyle Group	34,350	579,828

Total U.S. Master Limited Partnerships (cost $8,072,427)		7,021,511

	Principal amount°

Short-Term Investments – 2.68%

Discount Notes – 1.62%≠
Federal Home Loan Bank
0.32% 4/13/16	1,952,897	1,952,766
0.32% 5/20/16	1,415,377	1,414,895
0.335% 5/2/16	1,824,166	1,823,774
0.336% 4/22/16	3,268,581	3,268,199
0.34% 5/19/16	285,117	285,022
0.364% 5/18/16	6,799,320	6,797,103
0.37% 4/15/16	1,447,565	1,447,452

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

Discount Notes≠ (continued)
Federal Home Loan Bank
0.375% 4/21/16	870,394	$870,297
0.38% 7/18/16	851,887	850,993
0.385% 6/8/16	1,234,489	1,233,789
0.387% 5/27/16	3,777,566	3,776,097
0.53% 8/15/16	750,946	749,840

		24,470,227

Repurchase Agreements – 1.06%
Bank of America Merrill Lynch 0.23%, dated 3/31/16, to be repurchased on 4/1/16, repurchase price $3,403,780 (collateralized by U.S. government obligations 2.50% 7/15/16; market value $3,471,834)	3,403,758	3,403,758
Bank of Montreal 0.29%, dated 3/31/16, to be repurchased on 4/1/16, repurchase price $5,672,976 (collateralized by U.S. government obligations 0.00%–8.75% 5/26/16–11/30/22; market value $5,786,390)	5,672,930	5,672,930
BNP Paribas 0.30%, dated 3/31/16, to be repurchased on 4/1/16, repurchase price $6,851,369 (collateralized by U.S. government obligations 0.00%–4.75% 5/15/16–8/15/44; market value $6,988,338)	6,851,312	6,851,312

		15,928,000

Total Short-Term Investments (cost $40,394,921)		40,398,227

Total Value of Securities – 99.98% (cost $1,329,332,618)		$1,504,791,590

(continues)                                                     91

Schedules of investments

Optimum Large Cap Growth Fund

@	Illiquid security. At March 31, 2016, the aggregate value of illiquid securities was $9,164,711, which represents 0.61% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At March 31,2016, the aggregate value of fair valued securities was $10,115,127, which represents 0.67% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Value Fund

March 31, 2016

	Number of shares	Value (U.S. $)

Common Stock – 97.72%

Consumer Discretionary – 6.90%
Advance Auto Parts	13,646	$2,188,000
Bed Bath & Beyond †	24,121	1,197,366
Comcast Class A Special	139,106	8,496,594
Delphi Automotive (United Kingdom)	58,893	4,418,153
Harley-Davidson	65,173	3,345,330
Johnson Controls	135,590	5,283,942
Newell Rubbermaid	50,651	2,243,333
Omnicom Group	129,358	10,766,466
Ross Stores	75,408	4,366,123
Target	60,270	4,959,016
Time	7,229	111,616
Time Warner	79,340	5,756,117
TJX	303,337	23,766,454
Viacom Class B	57,592	2,377,398
Walt Disney	18,030	1,790,559
Yum Brands	74,654	6,110,430

		87,176,897

Consumer Staples – 10.64%
Altria Group	430,204	26,956,583
Archer-Daniels-Midland	136,043	4,939,721
Campbell Soup	93,432	5,960,027
CVS Health	119,226	12,367,313
Danone (France)	73,196	5,206,441
Diageo (United Kingdom)	285,164	7,705,999
General Mills	173,157	10,969,496
JM Smucker	10,869	1,411,231
Nestle (Switzerland)	145,944	10,905,389
Philip Morris International	455,148	44,654,570
Procter & Gamble	41,184	3,389,855

		134,466,625

Energy – 9.61%
Baker Hughes	10,235	448,600
California Resources	1,290	1,330
Chevron	78,305	7,470,297
Devon Energy	371,050	10,181,612
EOG Resources	77,368	5,615,369
Exxon Mobil	124,509	10,407,707
Marathon Petroleum	395,656	14,710,490
National Oilwell Varco	101,226	3,148,129
Noble (United Kingdom)	1,390,230	14,388,882
Occidental Petroleum	91,279	6,246,222
Oceaneering International	283,697	9,430,088
Schlumberger	101,693	7,499,859
Tesoro	171,696	14,767,573
Valero Energy	266,727	17,107,870

		121,424,028

	Number of shares	Value (U.S. $)

Common Stock (continued)

Financials – 24.73%
American Express	339,653	$20,854,694
Aon (United Kingdom)	102,345	10,689,935
Bank of New York Mellon	187,649	6,911,113
BB&T	103,302	3,436,858
BlackRock	18,819	6,409,187
CBOE Holdings	328,248	21,444,442
CBRE Group Class A †	212,630	6,127,997
Chubb (Switzerland)	103,800	12,367,770
Citigroup	119,127	4,973,552
Discover Financial Services	272,563	13,878,908
Eaton Vance	377,972	12,669,621
Federated Investors Class B	215,097	6,205,548
Franklin Resources	473,901	18,505,834
Goldman Sachs Group	72,797	11,427,673
JPMorgan Chase	478,899	28,360,399
McGraw Hill Financial	177,380	17,557,072
MetLife	231,111	10,155,017
Moody’s	145,074	14,008,345
Nasdaq	106,389	7,062,102
PNC Financial Services Group	60,855	5,146,507
Prudential Financial	72,121	5,208,579
State Street	83,934	4,911,818
Synchrony Financial †	198,894	5,700,302
Travelers	126,509	14,764,865
U.S. Bancorp	297,299	12,067,366
Waddell & Reed Financial Class A	494,942	11,650,935
Wells Fargo	413,595	20,001,454

		312,497,893

Healthcare – 11.24%
Abbott Laboratories	168,914	7,065,673
AbbVie	296,146	16,915,860
Allergan †	7,391	1,981,010
Cigna	22,780	3,126,327
Endo International (Ireland) †	41,596	1,170,927
Express Scripts Holding †	63,306	4,348,489
Gilead Sciences	121,197	11,133,156
Jazz Pharmaceuticals (Ireland) †	38,911	5,079,831
Johnson & Johnson	222,132	24,034,682
McKesson	13,151	2,067,995
Medtronic (Ireland)	190,386	14,278,950
Merck	182,065	9,633,059
Mylan †	233,494	10,822,447
Novartis (Switzerland)	23,532	1,705,767
Pfizer	506,562	15,014,498

(continues)                                                     93

Schedules of investments

Optimum Large Cap Value Fund

	Number of shares	Value (U.S. $)

Common Stock (continued)

Healthcare (continued)
Roche Holding (Switzerland)	6,694	$1,647,829
St. Jude Medical	72,181	3,969,955
Thermo Fisher Scientific	57,318	8,115,656

		142,112,111

Industrials – 14.28%
3M	84,105	14,014,416
Canadian National Railway (Canada)	59,199	3,697,570
Caterpillar	28,814	2,205,424
Cummins	15,023	1,651,629
Danaher	103,334	9,802,263
Deere	22,552	1,736,278
Eaton (Ireland)	109,008	6,819,540
Equifax	13,109	1,498,228
Honeywell International	129,073	14,462,630
Illinois Tool Works	56,015	5,738,177
Ingersoll-Rand	31,291	1,940,355
Lockheed Martin	130,021	28,799,652
Northrop Grumman	32,833	6,497,651
Pentair (United Kingdom)	53,690	2,913,219
Rockwell Collins	148,005	13,647,541
Stanley Black & Decker	32,767	3,447,416
Tyco International	232,398	8,531,331
Union Pacific	54,199	4,311,530
United Parcel Service Class B	279,553	29,484,455
United Rentals †	96,339	5,991,322
United Technologies	132,459	13,259,146

		180,449,773

Information Technology – 12.88%
Accenture Class A (Ireland)	289,203	33,374,026
Alliance Data Systems †	41,866	9,210,520
Analog Devices	37,481	2,218,500
Apple	165,578	18,046,346
Fidelity National Information Services	88,961	5,632,121
Fiserv †	31,886	3,270,866
Harris	160,702	12,512,258
Hewlett Packard Enterprise	617,077	10,940,775
HP	205,565	2,532,561
International Business Machines	52,687	7,979,446
MasterCard Class A	131,446	12,421,647
Oracle	133,922	5,478,749
Texas Instruments	160,717	9,228,370
Western Digital	312,355	14,755,650
Western Union	786,918	15,179,648

		162,781,483

	Number of shares	Value (U.S. $)

Common Stock (continued)

Materials – 4.82%
CF Industries Holdings	246,667	$7,730,544
Crown Holdings †	67,778	3,361,111
EI du Pont de Nemours	85,942	5,441,847
LyondellBasell Industries Class A	150,456	12,876,024
Monsanto	27,172	2,384,071
NewMarket	35,169	13,936,068
PPG Industries	136,318	15,198,094

		60,927,759

Telecommunication Services – 1.06%
Verizon Communications	219,026	11,844,926
Vodafone Group (United Kingdom)	504,341	1,602,284

		13,447,210

Utilities – 1.56%
AES	1,053,462	12,430,852
Duke Energy	69,782	5,630,012
Xcel Energy	38,475	1,609,026

		19,669,890

Total Common Stock (cost $991,567,061)		1,234,953,669

	Principal amount°

Short-Term Investments – 2.07%

Discount Notes – 0.20%≠
Federal Home Loan Bank
0.32% 5/20/16	736,970	736,719
0.335% 5/2/16	3,355	3,355
0.34% 5/18/16	256,175	256,091
0.34% 5/19/16	2,021	2,020
0.37% 4/15/16	311,129	311,104
0.375% 4/21/16	199,655	199,632
0.375% 4/22/16	157,367	157,349
0.38% 7/18/16	443,568	443,102
0.385% 6/8/16	75,806	75,763
0.387% 5/27/16	68,901	68,874
0.53% 8/15/16	255,743	255,366

		2,509,375

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

Repurchase Agreements – 1.87%
Bank of America Merrill Lynch 0.23%, dated 3/31/16, to be repurchased on 4/1/16, repurchase price $5,061,221 (collateralized by U.S. government obligations 2.50% 7/15/16; market value $5,162,414)	5,061,188	$5,061,188
Bank of Montreal 0.29%, dated 3/31/16, to be repurchased on 4/1/16, repurchase price $8,435,382 (collateralized by U.S. government obligations 0.00%–8.75% 5/26/16–11/30/22; market value $8,604,022)	8,435,314	8,435,314
BNP Paribas 0.30%, dated 3/31/16, to be repurchased on 4/1/16, repurchase price $10,187,582 (collateralized by U.S. government obligations 0.00%–4.75% 5/15/16–8/15/44; market value $10,391,248)	10,187,498	10,187,498

		23,684,000

Total Short-Term Investments (cost $26,193,017)		26,193,375

Total Value of Securities – 99.79% (cost $1,017,760,078)		$1,261,147,044

≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Optimum Small-Mid Cap Growth Fund

March 31, 2016

	Number of shares	Value (U.S. $)

Common Stock – 93.00%²

Consumer Discretionary – 17.02%
Brunswick	69,339	$3,326,885
Cato Class A	67,133	2,587,977
Cavco Industries †	50,992	4,765,712
Choice Hotels International	57,639	3,115,388
ClubCorp Holdings	180,877	2,539,513
Diamond Resorts International †	181,434	4,408,846
Dick’s Sporting Goods	60,827	2,843,662
Dorman Products †	46,810	2,547,400
Drew Industries	86,214	5,557,354
Fiesta Restaurant Group †	51,134	1,676,173
Five Below †	75,214	3,109,347
Gentex	154,783	2,428,545
Gentherm †	66,582	2,769,145
G-III Apparel Group †	41,165	2,012,557
HSN	26,639	1,393,486
iRobot †	37,328	1,317,678
Jack in the Box	25,778	1,646,441
Kate Spade †	7,700	196,504
Liberty TripAdvisor Holdings Class A †	61,103	1,354,043
Panera Bread Class A †	27,111	5,553,146
Papa John’s International	61,818	3,349,917
Pool	21,411	1,878,601
Samsonite International	559,030	1,873,679
ServiceMaster Global Holdings †	60,243	2,269,956
Steven Madden †	119,615	4,430,540
Texas Roadhouse	107,959	4,704,853
Vail Resorts	24,244	3,241,423
Zoe’s Kitchen †	47,392	1,847,814

		78,746,585

Consumer Staples – 0.66%
Greencore Group (Ireland)	387,361	2,086,302
Nomad Foods (United Kingdom) †	109,108	983,063

		3,069,365

Energy – 2.40%
Carrizo Oil & Gas†	68,002	2,102,622
Core Laboratories (Netherlands)	19,359	2,176,145
Diamondback Energy †	26,863	2,073,286
PDC Energy †	38,996	2,318,312
QEP Resources	173,495	2,448,014

		11,118,379

	Number of shares	Value (U.S. $)

Common Stock² (continued)

Financials – 11.44%
Allied World Assurance Holdings (Switzerland)	44,864	$1,567,548
Associated Banc-Corp	288,894	5,182,758
Assurant	19,784	1,526,336
Colliers International Group (Canada)	90,059	3,409,634
EverBank Financial	45,760	690,518
Extra Space Storage	21,013	1,963,875
First American Financial	84,887	3,235,044
First Busey	56,630	1,159,782
Hannon Armstrong Sustainable Infrastructure Capital	125,002	2,402,538
HFF Class A	17,006	468,175
Kennedy-Wilson Holdings	131,593	2,881,887
Lakeland Financial	53,715	2,459,073
LegacyTexas Financial Group	55,912	1,098,671
MarketAxess Holdings	47,827	5,970,244
MB Financial	74,343	2,412,430
PrivateBancorp	60,223	2,324,608
Sandy Spring Bancorp	52,176	1,452,058
SEI Investments	48,506	2,088,183
Sterling Bancorp	93,016	1,481,745
SVB Financial Group †	32,646	3,331,524
United Community Banks	105,283	1,944,577
Virtu Financial Class A	102,202	2,259,686
WisdomTree Investments	142,689	1,630,935

		52,941,829

Healthcare – 18.39%
ABIOMED †	22,000	2,085,820
Acadia Healthcare †	55,424	3,054,417
Aerie Pharmaceuticals †	46,889	570,170
Agios Pharmaceuticals †	16,644	675,746
Akorn †	58,282	1,371,376
Amn Healthcare Services †	107,698	3,619,730
Anacor Pharmaceuticals †	18,675	998,179
BioCryst Pharmaceuticals †	25,529	72,247
Bio-Techne	29,391	2,778,037
Bluebird Bio †	10,760	457,300
Cambrex †	46,287	2,036,628
Cepheid †	31,532	1,051,908
DexCom †	47,221	3,206,778
Envision Healthcare Holdings †	103,444	2,110,258
Five Prime Therapeutics †	55,938	2,272,761
Galapagos ADR †	46,955	1,963,658
Healthcare Services Group	49,000	1,803,690
HealthSouth	103,149	3,881,497

	Number of shares	Value (U.S. $)

Common Stock² (continued)

Healthcare (continued)
Insulet †	120,117	$3,983,080
Intercept Pharmaceuticals †	4,902	629,760
Intersect ENT †	64,081	1,217,539
Ironwood Pharmaceuticals †	60,499	661,859
LeMaitre Vascular	2,899	44,993
LifePoint Health †	36,363	2,518,138
Ligand Pharmaceuticals Class B †	25,436	2,723,941
Medidata Solutions †	84,949	3,288,376
MEDNAX †	46,975	3,035,526
Mettler-Toledo International †	13,808	4,760,446
Novavax †	216,046	1,114,797
Otonomy †	46,979	700,927
Portola Pharmaceuticals †	26,200	534,480
PTC Therapeutics †	40,643	261,741
Repligen †	97,000	2,601,540
Sarepta Therapeutics †	45,362	885,466
Seattle Genetics †	81,036	2,843,553
Team Health Holdings †	24,239	1,013,433
TESARO †	37,754	1,662,309
Ultragenyx Pharmaceutical †	46,633	2,952,335
Veeva Systems Class A †	124,250	3,111,220
VWR †	150,629	4,076,021
West Pharmaceutical Services	38,000	2,634,160
Wright Medical Group (Netherlands) †	37,628	624,625
Zeltiq Aesthetics †	117,371	3,187,796

		85,078,261

Industrials – 15.29%
Advanced Drainage Systems	74,012	1,576,456
Advisory Board †	56,692	1,828,317
Altra Industrial Motion @	78,174	2,171,674
AMETEK	34,163	1,707,467
Applied Industrial Technologies	22,000	954,800
Astronics †	22,778	868,981
CEB	37,670	2,438,379
Donaldson	73,647	2,350,076
ESCO Technologies	89,920	3,505,082
Generac Holdings †	108,156	4,027,729
Heartland Express	59,534	1,104,356
HEICO Class A	65,857	3,134,793
Knight Transportation	150,314	3,930,711
Knoll	101,421	2,195,765
Korn/Ferry International	53,693	1,518,975
Landstar System	62,066	4,010,084
Masonite International †	56,676	3,712,278
Middleby †	65,213	6,962,792

	Number of shares	Value (U.S. $)

Common Stock² (continued)

Industrials (continued)
Moog Class A †	41,626	$1,901,476
Navigant Consulting †	80,058	1,265,717
Nordson	21,079	1,602,847
Oshkosh	56,252	2,299,019
PGT †	176,924	1,740,932
Toro	71,103	6,123,390
UniFirst	33,142	3,616,455
WageWorks †	40,780	2,063,876
WESCO International †	38,845	2,123,656

		70,736,083

Information Technology – 25.19%
ANSYS †	40,894	3,658,377
Arista Networks †	21,489	1,355,956
Atlassian (United Kingdom) †	78,428	1,972,464
CalAmp †	90,625	1,624,906
Cavium †	20,940	1,280,690
CoreLogic †	56,123	1,947,468
CoStar Group †	43,154	8,120,288
Cvent †	83,522	1,787,371
Demandware †	64,469	2,520,738
Entegris †	87,651	1,193,807
EPAM Systems †	24,314	1,815,526
ExlService Holdings †	70,499	3,651,848
Fair Isaac	37,477	3,975,935
First Solar †	20,870	1,428,969
Global Payments	34,800	2,272,440
GoDaddy Class A †	52,429	1,695,030
Guidewire Software †	95,442	5,199,680
Heartland Payment Systems	16,321	1,576,119
HubSpot †	51,720	2,256,026
Infinera †	34,400	552,464
IPG Photonics †	31,512	3,027,673
j2 Global	40,647	2,503,042
Littelfuse	20,081	2,472,172
M/A-COM Technology Solutions Holdings †	54,152	2,371,316
Manhattan Associates †	73,914	4,203,489
MAXIMUS	85,663	4,509,300
Mellanox Technologies (Israel) †	96,238	5,228,611
Monolithic Power Systems	40,072	2,550,182
NetSuite †	25,991	1,780,124
NIC @	118,614	2,138,610
Pure Storage Class A †	14,700	201,243
Pure Storage Class B @=†	36,123	469,798
Q2 Holdings †	36,800	884,672
Rogers †	38,326	2,294,578

(continues)                                                     97

Schedules of investments

Optimum Small-Mid Cap Growth Fund

	Number of shares	Value (U.S. $)

Common Stock² (continued)

Information Technology (continued)
Rubicon Technology †	166,780	$121,749
SPS Commerce †	50,867	2,184,229
SS&C Technologies Holdings	37,696	2,390,680
SunPower †	87,629	1,957,632
Telogis @=	185,242	296,387
Tyler Technologies †	32,373	4,163,492
Ultimate Software Group †	13,101	2,535,044
Verint Systems †	13,216	441,150
Virtusa †	84,695	3,172,675
WEX †	26,306	2,192,868
WNS Holdings ADR @†	222,168	6,807,228
Zebra Technologies †	14,842	1,024,098
Zendesk †	119,573	2,502,663
Zillow Group †	9,860	251,923
Zillow Group Class C †	83,177	1,973,790

		116,536,520

Materials – 1.85%
Headwaters †	220,856	4,381,783
KapStone Paper & Packaging	123,419	1,709,353
Platform Specialty Products †	289,796	2,492,246

		8,583,382

Telecommunication Services – 0.76%
Lumos Networks †	273,780	3,515,335

		3,515,335

Total Common Stock (cost $424,873,190)		430,325,739

Convertible Preferred Stock – 1.32%

Cloudera@=	30,243	531,370
DocuSign
Series B @=	1,166	18,994
Series B-1 @=	349	5,685
Series C @=	4,474	72,881
Series D @=	838	13,651
Series E @=	21,664	352,907
DraftKings
Series D @=	56,648	168,443
Series D-1 @=	50,706	195,091
Honest@=	15,249	699,929
MarkLogic@=	83,588	968,785
Nutanix@=	40,185	578,664
Telogis@=	252,269	1,109,984
Veracode Series 8@=	30,584	651,745

	Number of shares	Value (U.S. $)

Convertible Preferred Stock (continued)

Zuora@=	209,844	$740,749

Total Convertible Preferred Stock (cost $5,659,123)		6,108,878

Exchange-Traded Fund – 0.65%

iShares Russell 2000 Growth ETF	22,734	3,016,347

Total Exchange-Traded Fund (cost $3,154,343)		3,016,347

	Principal amount°

Short-Term Investments – 4.96%

Repurchase Agreements – 4.96%
Bank of America Merrill Lynch 0.23%, dated 3/31/16, to be repurchased on 4/1/16, repurchase price $4,902,016 (collateralized by U.S. government obligations 2.50% 7/15/16; market value $5,000,026)	4,901,985	4,901,985
Bank of Montreal 0.29%, dated 3/31/16, to be repurchased on 4/1/16, repurchase price $8,170,040 (collateralized by U.S. government obligations 0.00%–8.75% 5/26/16–11/30/22; market value $8,333,375)	8,169,974	8,169,974
BNP Paribas 0.30%, dated 3/31/16, to be repurchased on 4/1/16, repurchase price $9,867,123 (collateralized by U.S. government obligations 0.00%–4.75% 5/15/16–8/15/44; market value $10,064,382)	9,867,041	9,867,041

Total Short-Term Investments (cost $22,939,000)		22,939,000

Total Value of Securities – 99.93% (cost $456,625,656)		$462,389,964

@	Illiquid security. At March 31, 2016, the aggregate value of illiquid securities was $17,992,575, which represents 3.89% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At March 31,2016, the aggregate value of fair valued securities was $6,875,063, which represents 1.49% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Optimum Small-Mid Cap Value Fund

March 31, 2016

	Number of shares	Value (U.S. $)

Common Stock – 96.73%²

Consumer Discretionary – 14.30%
AMC Networks Class A †	65,800	$4,273,052
American Eagle Outfitters	62,200	1,036,874
Bed Bath & Beyond †	23,600	1,171,504
Bloomin’ Brands	72,500	1,223,075
Brinker International	40,700	1,870,165
Cable One	9,937	4,343,761
Children’s Place	10,400	868,088
ClubCorp Holdings	216,655	3,041,836
Cooper-Standard Holding †	17,300	1,242,832
Dick’s Sporting Goods	96,500	4,511,375
Dillard’s Class A	29,200	2,479,372
Goodyear Tire & Rubber	65,000	2,143,700
H&R Block	120,868	3,193,332
Hanesbrands	76,500	2,168,010
Harley-Davidson	38,300	1,965,939
Haverty Furniture	43,900	928,924
Helen of Troy †	46,160	4,786,330
Interval Leisure Group	70,800	1,022,352
Jarden †	57,880	3,412,026
Kohl’s	30,200	1,407,622
Lear	14,200	1,578,614
Lions Gate Entertainment	100,611	2,198,350
Marcus	64,800	1,227,960
Marriott Vacations Worldwide	21,700	1,464,750
Nordstrom	41,500	2,374,215
Scripps Networks Interactive Class A	12,800	838,400
Shoe Carnival	40,700	1,097,272
Sonic Automotive Class A	76,300	1,410,024
Tenneco †	26,400	1,359,864
Time	278,950	4,306,988
Unifi †	40,900	937,019

		65,883,625

Consumer Staples – 4.30%
Cal-Maine Foods	32,800	1,702,648
Dean Foods	87,300	1,512,036
Edgewell Personal Care	27,700	2,230,681
Energizer Holdings	127,424	5,161,946
Ingles Markets Class A	35,400	1,327,500
J&J Snack Foods	20,124	2,179,027
Pilgrim’s Pride †	59,400	1,508,760
Sanderson Farms	17,400	1,569,132
SUPERVALU †	124,600	717,696
Universal	33,100	1,880,411

		19,789,837

Energy – 3.27%
Ardmore Shipping (Ireland)	95,000	802,750

	Number of shares	Value (U.S. $)

Common Stock² (continued)

Energy (continued)
Bristow Group	39,700	$751,124
Diamondback Energy †	27,642	2,133,410
HollyFrontier	50,600	1,787,192
PDC Energy †	47,600	2,829,820
REX American Resources †	21,200	1,175,964
Rowan	82,100	1,321,810
RSP Permian †	97,600	2,834,304
Ship Finance International (Norway)	56,900	790,341
Western Refining	22,100	642,889

		15,069,604

Financials – 25.82%
Alexandria Real Estate Equities	51,392	4,671,019
American Financial Group	34,600	2,434,802
Annaly Capital Management	139,300	1,429,218
Apollo Commercial Real Estate Finance	77,600	1,264,880
Ares Capital	77,800	1,154,552
Aspen Insurance Holdings (Bermuda)	37,600	1,793,520
Assurant	18,600	1,434,990
Assured Guaranty (Bermuda)	34,400	870,320
Banc of California	145,400	2,544,500
BankUnited	121,100	4,170,684
Blackstone Mortgage Trust	41,500	1,114,690
BOK Financial	27,300	1,491,126
CBL & Associates Properties	63,700	758,030
Central Pacific Financial	47,900	1,042,783
CNA Financial	77,900	2,506,822
CNO Financial Group	127,400	2,283,008
Cousins Properties	189,900	1,971,162
East West Bancorp	62,600	2,033,248
Endurance Specialty Holdings (Bermuda)	35,000	2,286,900
Everest Re Group (Bermuda)	14,900	2,941,707
First Busey	53,800	1,101,824
FirstMerit	123,500	2,599,675
Franklin Street Properties	86,900	922,009
Getty Realty	76,100	1,509,063
Hancock Holding	90,900	2,087,064
Hanmi Financial	47,900	1,054,758
Hanover Insurance Group	22,500	2,029,950
Home Bancshares	105,250	4,309,987
Hospitality Properties Trust	104,300	2,770,208
Huntington Bancshares	215,900	2,059,686
International Bancshares	63,600	1,568,376

	Number of shares	Value (U.S. $)

Common Stock² (continued)

Financials (continued)
Lexington Realty Trust	188,400	$1,620,240
Mack-Cali Realty	81,400	1,912,900
Medical Properties Trust	176,700	2,293,566
MGIC Investment †	107,200	822,224
New Mountain Finance	87,800	1,109,792
Old National Bancorp	86,500	1,054,435
One Liberty Properties	62,200	1,393,902
Opus Bank	61,433	2,088,722
Piedmont Office Realty Trust	58,900	1,196,259
Piper Jaffray †	27,400	1,357,944
Preferred Apartment Communities	45,100	571,868
PrivateBancorp	108,700	4,195,820
Prospect Capital	159,200	1,157,384
PS Business Parks	22,300	2,241,373
Radian Group	69,500	861,800
Reinsurance Group of America	21,200	2,040,500
RenaissanceRe Holdings (Bermuda)	12,700	1,521,841
Select Income REIT	88,800	2,046,840
Senior Housing Properties Trust	123,300	2,205,837
STAG Industrial	119,300	2,428,948
Starwood Property Trust	81,600	1,544,688
Summit Hotel Properties	162,100	1,940,337
TCF Financial	184,600	2,263,196
TriCo Bancshares	45,200	1,144,464
Unum Group	87,800	2,714,776
Validus Holdings (Bermuda)	39,200	1,849,848
VEREIT	228,500	2,026,795
Washington Federal	73,500	1,664,775
Wintrust Financial	98,000	4,345,320
Zions Bancorporation	127,693	3,091,447

		118,918,402

Healthcare – 8.51%
Community Health Systems †	38,400	710,784
CONMED	54,200	2,273,148
Cooper	31,400	4,834,658
Haemonetics †	130,800	4,575,384
Integra LifeSciences Holdings †	35,200	2,371,072
Kindred Healthcare	107,600	1,328,860
Lannett †	34,600	620,378
Owens & Minor	51,149	2,067,443
Patterson	116,974	5,442,800
PerkinElmer	42,500	2,102,050
Premier Class A †	96,600	3,222,576

	Number of shares	Value (U.S. $)

Common Stock² (continued)

Healthcare (continued)
Quest Diagnostics @	32,200	$2,300,690
SciClone Pharmaceuticals †	81,300	894,300
Teleflex	32,000	5,024,320
United Therapeutics †	12,900	1,437,447

		39,205,910

Industrials – 13.71%
ACCO Brands †	176,600	1,585,868
ADT	71,000	2,929,460
Aircastle	71,800	1,596,832
Alaska Air Group	14,800	1,213,896
Altra Industrial Motion @	41,700	1,158,426
Apogee Enterprises	55,000	2,413,950
B/E Aerospace	47,800	2,204,536
Briggs & Stratton	39,700	949,624
Crane	19,100	1,028,726
Deluxe	29,800	1,862,202
Ennis	45,800	895,390
Equifax	38,407	4,389,536
Fluor	27,100	1,455,270
GATX	20,400	969,000
Hawaiian Holdings †	37,700	1,779,063
Herman Miller	130,000	4,015,700
Hillenbrand	31,600	946,420
Huntington Ingalls Industries	42,870	5,870,618
ITT	38,900	1,435,021
JetBlue Airways †	69,200	1,461,504
Kaman	28,100	1,199,589
Moog Class A †	19,600	895,328
Oshkosh	24,800	1,013,576
Pitney Bowes	329,600	7,099,584
Ryder System	36,000	2,332,080
Spirit AeroSystems Holdings Class A †	36,100	1,637,496
Tetra Tech	16,500	492,030
Timken	24,600	823,854
Trinity Industries	50,400	922,824
TrueBlue †	96,451	2,522,194
Wabash National †	130,500	1,722,600
Woodward	44,256	2,302,197

		63,124,394

Information Technology – 15.10%
Amdocs	92,500	5,588,850
Amkor Technology †	116,700	687,363
AVG Technologies (Netherlands) †	118,661	2,462,216
Avnet	38,900	1,723,270
Benchmark Electronics †	58,100	1,339,205

(continues)                                                     101

Schedules of investments

Optimum Small-Mid Cap Value Fund

	Number of shares	Value (U.S. $)

Common Stock² (continued)

Information Technology (continued)
Blucora †	70,300	$362,748
Booz Allen Hamilton Holding	179,474	5,434,473
Broadridge Financial Solutions	71,276	4,227,380
Brocade Communications Systems	452,900	4,791,682
Cardtronics †	124,700	4,487,953
Cirrus Logic †	53,200	1,937,012
Convergys	78,500	2,179,945
CSG Systems International	31,400	1,418,024
Fabrinet (Thailand) †	32,600	1,054,610
Flextronics International †	204,000	2,460,240
FLIR Systems	140,007	4,613,231
Ingram Micro Class A	50,500	1,813,455
IXYS	58,800	659,736
j2 Global	87,400	5,382,092
Jabil Circuit	43,700	842,099
Mentor Graphics	50,500	1,026,665
NCR †	80,300	2,403,379
Newport †	82,600	1,899,800
OSI Systems †	49,351	3,231,997
Plantronics	27,500	1,077,725
Sanmina †	59,300	1,386,434
Tech Data †	23,100	1,773,387
Teradata †	27,800	729,472
Teradyne	73,300	1,582,547
Western Union	51,400	991,506

		69,568,496

Materials – 6.16%
Albemarle	38,562	2,465,269
Cabot	40,400	1,952,532
CF Industries Holdings	41,900	1,313,146
Chemtura †	26,500	699,600
Clearwater Paper @†	25,400	1,232,154
Domtar	45,500	1,842,750
Eastman Chemical	15,700	1,134,011
KapStone Paper & Packaging	290,400	4,022,040
Mosaic	56,000	1,512,000
Packaging Corp of America	24,100	1,455,640
PolyOne	161,600	4,888,400
Reliance Steel & Aluminum	25,300	1,750,507
Schweitzer-Mauduit International	32,700	1,029,396
Sonoco Products	28,100	1,364,817
Stepan	31,100	1,719,519

		28,381,781

	Number of shares	Value (U.S. $)

Common Stock² (continued)

Telecommunication Services – 0.77%
Inteliquent	82,300	$1,320,915
Iridium Communications †	178,100	1,401,647
magicJack VocalTec (Israel) †	123,200	808,192

		3,530,754

Utilities – 4.79%
Alliant Energy	56,416	4,190,580
CenterPoint Energy	142,200	2,974,824
NorthWestern	69,542	4,294,219
OGE Energy	122,300	3,501,449
Otter Tail	50,200	1,486,924
Pinnacle West Capital	44,900	3,370,643
Questar	90,000	2,232,000

		22,050,639

Total Common Stock (cost $403,309,952)		445,523,442

	Principal amount°

Short-Term Investments – 2.92%

Discount Notes – 0.00%≠
Federal Home Loan Bank
0.331% 4/22/16	6,734	6,733
0.335% 5/2/16	10,066	10,063

		16,796

Repurchase Agreements – 2.92%
Bank of America Merrill Lynch 0.23%, dated 3/31/16, to be repurchased on 4/1/16, repurchase price $2,871,886 (collateralized by U.S. government obligations 2.50% 7/15/16; market value $2,929,306)	2,871,868	2,871,868
Bank of Montreal 0.29%, dated 3/31/16, to be repurchased on 4/1/16, repurchase price $4,786,484 (collateralized by U.S. government obligations 0.00%–8.75% 5/26/16–11/30/22; market value $4,882,176)	4,786,446	4,786,446

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

Repurchase Agreements (continued)
BNP Paribas 0.30%, dated 3/31/16, to be repurchased on 4/1/16, repurchase price $5,780,735 (collateralized by U.S. government obligations 0.00%–4.75% 5/15/16–8/15/44; market value $5,896,300)	5,780,686	$5,780,686

		13,439,000

Total Short-Term Investments (cost $13,455,795)		13,455,796

Total Value of Securities – 99.65% (cost $416,765,747)		$458,979,238

@	Illiquid security. At March 31, 2016, the aggregate value of illiquid securities was $4,691,270, which represents 1.02% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities

Optimum Fund Trust

March 31, 2016

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Assets:
Investments, at value[1,2]	$2,301,492,819	$573,017,825	$1,464,393,363	$1,234,953,669	$439,450,964	$445,523,442
Short-term investments, at value[3]	208,480,630	5,975,659	40,398,227	26,193,375	22,939,000	13,455,796
Short-term investments held as collateral for loaned securities, at value[4]	—	23,444,624	—	—	—	—
Cash	20,328,836	75,479	—	279,596	81,560	2,090,318
Cash collateral due from brokers	7,008,875	—	—	—	—	—
Foreign currencies, at value[5]	2,968,130	517,197	—	17,263	—	—
Receivable for securities sold	390,012,533	311,687	16,209,038	2,685,638	—	—
Dividends and interest receivable	12,413,729	3,417,173	714,612	2,140,750	236,612	710,219
Receivable for fund shares sold	3,468,099	861,239	2,144,577	1,884,620	833,552	800,226
Unrealized appreciation on foreign currency exchange contracts	2,964,883	6	—	—	—	—
Unrealized appreciation on interest rate swap contracts	1,686,857	—	—	—	—	—
Upfront payments on interest rate swap contracts	1,237,957	—	—	—	—	—
Upfront payments paid on CDS contracts	578,465	—	—	—	—	—
Unrealized appreciation on credit default swap contracts	529,568	—	—	—	—	—
Swap payments receivable	368,933	—	—	—	—	—
Variation margin due from brokers on futures contracts	228,612	—	—	—	—	—
Unrealized appreciation on inflation swap contracts	10,835	—	—	—	—	—
Securities lending income receivable	—	18,215	—	—	—	—
Other assets[6]	415,736	—	—	—	—	—

Total assets	2,954,195,497	607,639,104	1,523,859,817	1,268,154,911	463,541,688	462,580,001

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Liabilities:
Reverse repurchase agreement payable	$3,308,250	$—	$—	$—	$—	$—
Options written, at value[7]	791,523	—	—	—	—	—
Cash overdraft	—	—	7,123,681	—	—	—
Payable for securities purchased	829,110,349	144,696	8,981,567	2,108,870	—	1,145,370
Cash collateral due to brokers	4,869,000	—	—	—	—	—
Payable for fund shares redeemed	1,786,010	401,243	1,176,714	948,107	302,569	318,266
Swap payments payable	1,253,343	—	—	—	—	—
Variation margin due to broker on centrally cleared interest rate swap contracts	844,459	—	—	—	—	—
Dividend disbursing and transfer agent fees payable	351,211	96,640	250,666	211,575	76,399	76,464
Variation margin due to broker on centrally cleared credit default swap contracts	29,662	—	—	—	—	—
Interest payable for reverse repurchase agreements	202	—	—	—	—	—
Obligation to return securities lending collateral	—	23,444,624	—	—	—	—
Investment management fees payable	870,538	373,274	840,539	698,888	302,958	297,735
Other accrued expenses	308,960	127,937	192,234	151,082	90,289	81,679
Administration expenses payable	154,686	56,491	119,495	105,814	45,839	45,878
Distribution fees payable to affiliates	138,430	28,370	103,174	93,465	15,145	13,548
Accounting fees payable to affiliates	12,534	3,449	8,946	7,551	2,727	2,729
Trustees’ fees and expenses payable	46,357	12,956	33,454	28,090	10,282	10,236
Unrealized depreciation on interest rate swap contracts	11,057,592	—	—	—	—	—
Unrealized depreciation on foreign currency exchange contracts	5,522,909	27	—	—	—	—
Upfront receipts on interest rate swap contracts	4,843,610	—	—	—	—	—
Upfront receipts on credit default swap contracts	1,650,056	—	—	—	—	—
Unrealized depreciation on credit default swap contracts	272,051	—	—	—	—	—
Bond proceeds payable[6]	1,385,788	—	—	—	—	—
Other liabilities	1,637	—	—	—	—	—

Total liabilities	868,609,157	24,689,707	18,830,470	4,353,442	846,208	1,991,905

Total Net Assets	$2,085,586,340	$582,949,397	$1,505,029,347	$1,263,801,469	$462,695,480	$460,588,096

Net Assets Consist of:
Paid-in capital	$2,113,923,687	$630,284,986	$1,327,950,757	$1,055,505,321	$477,607,569	$445,252,942
Undistributed (accumulated) net investment income (loss)	5,660,130	1,160,288	(1,408,686)	3,365,536	(1,156,797)	(167,745)
Accumulated net realized gain (loss)	(32,849,937)	(27,987,574)	3,029,492	(38,447,800)	(19,519,417)	(26,710,592)
Net unrealized appreciation (depreciation) of investments	13,868,506	(20,513,583)	175,458,972	243,386,966	5,764,308	42,213,491
Net unrealized appreciation (depreciation) of foreign currencies	(100,662)	5,301	(1,188)	(8,554)	(183)	—
Net unrealized appreciation (depreciation) of foreign currency exchange contracts	(2,558,026)	(21)	—	—	—	—
Net unrealized depreciation of futures contracts	(2,036,172)	—	—	—	—	—
Net unrealized appreciation of written option contracts	815,193	—	—	—	—	—
Net unrealized depreciation of swap contracts	(11,136,379)	—	—	—	—	—

Total Net Assets	$2,085,586,340	$582,949,397	$1,505,029,347	$1,263,801,469	$462,695,480	$460,588,096

(continues)                                                     105

Statements of assets and liabilities

Optimum Fund Trust

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Net Asset Value
Class A:
Net assets	$39,544,791	$9,117,403	$33,787,449	$30,502,305	$5,039,770	$4,302,296
Shares of beneficial interest outstanding, unlimited authorization, no par	4,218,175	832,938	2,256,784	2,015,967	460,202	373,010
Net asset value per share	$9.37	$10.95	$14.97	$15.13	$10.95	$11.53
Sales charge	4.50%	5.75%	5.75%	5.75%	5.75%	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$9.81	$11.62	$15.88	$16.05	$11.62	$12.23

Class C:
Net assets	$153,266,685	$31,777,368	$114,906,933	$103,693,171	$16,972,234	$15,136,094
Shares of beneficial interest outstanding, unlimited authorization, no par	16,365,775	2,972,162	8,615,345	6,919,107	1,766,027	1,473,285
Net asset value per share	$9.37	$10.69	$13.34	$14.99	$9.61	$10.27

Institutional Class:
Net assets	$1,892,774,864	$542,054,626	$1,356,334,965	$1,129,605,993	$440,683,476	$441,149,706
Shares of beneficial interest outstanding, unlimited
authorization, no par	201,992,691	49,198,200	86,043,628	74,517,812	37,838,367	36,276,182
Net asset value per share	$9.37	$11.02	$15.76	$15.16	$11.65	$12.16

[1]Investments, at cost	$2,287,644,822	$593,532,155	$1,288,937,697	$991,567,061	$433,686,656	$403,309,952
[2]Including securities on loan	—	25,271,845	—	—	—	—
[3]Short-term investments, at cost	208,460,121	5,974,912	40,394,921	26,193,017	22,939,000	13,455,795
[4]Short-term investments held as collateral for loaned securities, at cost	—	23,444,624	—	—	—	—
[5]Foreign currencies, at cost	2,943,583	517,059	—	17,295	—	—
[6]See Note 13 in “Notes to financial statements.”	(970,052)	—	—	—	—	—
[7]Premium received	(1,606,716)	—	—	—	—	—

See accompanying notes, which are an integral part of the financial statements.

Statements of operations

Optimum Fund Trust

Year ended March 31, 2016

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Investment Income:
Interest	$68,773,773	$17,283	$63,083	$39,847	$28,954	$58,833
Dividends	480,040	13,551,608	12,441,052	31,656,852	2,940,446	6,147,295
Securities lending income	—	100,858	—	—	—	—
Foreign tax withheld	(1,431)	(1,174,244)	(19,939)	(104,644)	(4,465)	(8,804)

	69,252,382	12,495,505	12,484,196	31,592,055	2,964,935	6,197,324

Expenses:
Management fees	11,123,072	4,201,846	11,573,820	8,980,697	5,684,697	4,951,125
Distribution expenses — Class A	103,369	24,353	94,366	82,259	15,448	12,016
Distribution expenses — Class C	1,596,949	340,492	1,273,125	1,124,919	202,774	169,662
Dividend disbursing and transfer agent fees and expenses	4,172,209	1,109,588	3,188,818	2,595,431	1,059,745	1,004,824
Administration expenses	1,818,480	640,245	1,475,620	1,269,605	612,342	584,561
Reports and statements to shareholders expenses	1,503,621	542,639	1,365,064	1,056,397	458,830	436,219
Accounting fees	751,494	197,782	572,668	465,700	188,298	178,353
Custodian fees	204,495	162,299	84,073	49,519	56,030	35,331
Trustees’ fees and expenses	193,266	52,031	147,808	119,741	48,643	45,836
Professional fees	184,692	90,104	134,219	112,500	65,390	58,649
Pricing fees	137,050	34,244	1,406	1,378	1,672	1,595
Registration fees	91,924	70,025	82,850	74,376	67,032	61,516
Insurance fees	41,068	11,563	28,332	24,864	10,033	9,557
Interest expense	9,849	—	—	—	—	—
Tax services	204	4,000	1,121	356	1,344	416
Other	17,219	8,609	17,102	15,043	8,502	8,310

	21,948,961	7,489,820	20,040,392	15,972,785	8,480,780	7,557,970
Less expenses waived	(99,971)	(9,753)	(345,935)	(88,357)	(968,876)	(704,939)
Less expense paid indirectly	(502)	(504)	(551)	(552)	(539)	(544)

Total operating expenses	21,848,488	7,479,563	19,693,906	15,883,876	7,511,365	6,852,487

Net Investment Income (Loss)	47,403,894	5,015,942	(7,209,710)	15,708,179	(4,546,430)	(655,163)

(continues)                                                     107

Statements of operations

Optimum Fund Trust

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments[1,2]	$(22,406,415)	$(10,723,434)	$96,758,577	$1,442,736	$22,927,512	$(16,509,557)
Foreign currencies	(13,866,966)	(405,289)	(6,463)	(26,925)	3,594	(15,535)
Foreign currency exchange contracts	11,394,962	172,502	1,345	15,171	(3,508)	(6,985)
Futures contracts	(1,769,925)	—	—	—	—	—
Options purchased	(647,538)	—	—	—	—	—
Options written	2,779,167	—	—	—	—	—
Swap contracts	(3,112,404)	—	—	—	—	—

Net realized gain (loss)	(27,629,119)	(10,956,221)	96,753,459	1,430,982	22,927,598	(16,532,077)

Net change in unrealized appreciation (depreciation) of:
Investments[3]	(10,810,766)	(23,285,834)	(122,894,134)	(75,779,619)	(111,069,459)	(45,599,031)
Foreign currencies	460,007	81,884	523	9,607	(183)	7,450
Foreign currency exchange contracts	(10,425,024)	3	—	—	5	—
Futures contracts	(1,270,618)	—	—	—	—	—
Options purchased	(815,064)	—	—	—	—	—
Options written	747,130	—	—	—	—	—
Swap contracts	(7,977,584)	—	—	—	—	—

Net change in unrealized appreciation (depreciation)	(30,091,919)	(23,203,947)	(122,893,611)	(75,770,012)	(111,069,637)	(45,591,581)

Net Realized and Unrealized Loss	(57,721,038)	(34,160,168)	(26,140,152)	(74,339,030)	(88,142,039)	(62,123,658)

Net Decrease in Net Assets Resulting from Operations	$(10,317,144)	$(29,144,226)	$(33,349,862)	$(58,630,851)	$(92,688,469)	$(62,778,821)

1Includes $2,170 capital gain taxes paid for Optimum Fixed Income Fund.

2Includes loss contingencies on General Motors Corporation term loan of $ 970,052 for Optimum Fixed Income Fund. See Note 13 in “Notes to financial statements.”

3Includes $1,557 capital gain taxes accrued for Optimum Fixed Income Fund.

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Optimum Fund Trust

	Optimum Fixed Income Fund		Optimum International Fund
	Year ended		Year ended
	3/31/16	3/31/15	3/31/16	3/31/15
Increase (Decrease) in Net Assets from Operations:
Net investment income	$47,403,894	$42,877,210	$5,015,942	$4,523,479
Net realized gain (loss)	(27,629,119)	25,410,989	(10,956,221)	241,844
Net change in unrealized appreciation (depreciation)	(30,091,919)	12,041,383	(23,203,947)	(50,036,874)

Net increase (decrease) in net assets resulting from operations	(10,317,144)	80,329,582	(29,144,226)	(45,271,551)

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(1,085,313)	(972,785)	(50,629)	(112,096)
Class B	—	(3,454)	—	(616)
Class C	(3,029,706)	(2,477,203)	—	(62,325)
Institutional Class	(54,756,893)	(42,437,451)	(4,309,148)	(8,097,595)

Net realized gain:
Class A	(85,457)	—	—	—
Class C	(332,935)	—	—	—
Institutional Class	(3,939,345)	—	—	—

	(63,229,649)	(45,890,893)	(4,359,777)	(8,272,632)

Capital Share Transactions:
Proceeds from shares sold:
Class A	4,608,270	6,766,684	1,203,348	1,745,456
Class B	—	20,913	—	7,604
Class C	20,019,238	23,437,353	4,103,792	5,301,094
Institutional Class	480,837,856	556,695,575	183,077,658	179,026,388

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,167,080	971,831	50,419	111,087
Class B	—	3,454	—	616
Class C	3,361,112	2,477,203	—	62,286
Institutional Class	58,657,351	42,420,198	4,306,426	8,094,257

	568,650,907	632,793,211	192,741,643	194,348,788

Cost of shares redeemed:
Class A	(7,872,126)	(8,655,227)	(1,788,908)	(2,032,127)
Class B	—	(539,075)	—	(202,237)
Class C	(30,460,309)	(24,148,962)	(5,982,044)	(4,538,818)
Institutional Class	(406,639,728)	(312,691,990)	(92,688,776)	(248,326,505)

	(444,972,163)	(346,035,254)	(100,459,728)	(255,099,687)

Increase (decrease) in net assets derived from capital share transactions	123,678,744	286,757,957	92,281,915	(60,750,899)

Net Increase (Decrease) in Net Assets	50,131,951	321,196,646	58,777,912	(114,295,082)

Net Assets:
Beginning of year	2,035,454,389	1,714,257,743	524,171,485	638,466,567

End of year	$2,085,586,340	$2,035,454,389	$582,949,397	$524,171,485

Undistributed net investment income	$5,660,130	$16,614,976	$1,160,288	$735,684

See accompanying notes, which are an integral part of the financial statements.

(continues)                                                     109

Statements of changes in net assets

Optimum Fund Trust

	Optimum Large Cap Growth Fund		Optimum Large Cap Value Fund
	Year ended		Year ended
	3/31/16	3/31/15	3/31/16	3/31/15
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(7,209,710)	$(4,885,325)	$15,708,179	$11,815,748
Net realized gain	96,753,459	157,438,499	1,430,982	29,402,152
Net change in unrealized appreciation (depreciation)	(122,893,611)	70,631,033	(75,770,012)	24,708,461

Net increase (decrease) in net assets resulting from operations	(33,349,862)	223,184,207	(58,630,851)	65,926,361

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	—	—	(321,261)	(389,161)
Class B	—	—	—	(2,891)
Class C	—	—	(274,376)	(410,056)
Institutional Class	—	—	(14,327,950)	(14,234,137)

Net realized gain:
Class A	(3,719,537)	(4,725,705)	—	—
Class B	—	(39,437)	—	—
Class C	(13,957,426)	(17,001,096)	—	—
Institutional Class	(136,563,101)	(132,344,945)	—	—

	(154,240,064)	(154,111,183)	(14,923,587)	(15,036,245)

Capital Share Transactions:
Proceeds from shares sold:
Class A	2,170,167	3,915,387	2,199,582	3,834,210
Class C	8,435,040	11,171,034	8,104,091	11,105,595
Institutional Class	290,002,877	428,853,799	254,483,230	304,551,900

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	3,677,396	4,683,628	317,257	385,440
Class B	—	39,437	—	2,891
Class C	13,948,506	16,990,698	274,091	409,674
Institutional Class	136,409,018	132,270,741	14,310,905	14,226,052

	454,643,004	597,924,724	279,689,156	334,515,762

Cost of shares redeemed:
Class A	(8,356,642)	(8,493,939)	(6,085,917)	(7,080,917)
Class B	—	(736,843)	—	(674,306)
Class C	(27,572,016)	(20,959,718)	(20,750,036)	(17,325,453)
Institutional Class	(317,836,544)	(238,712,891)	(220,344,722)	(219,519,999)

	(353,765,202)	(268,903,391)	(247,180,675)	(244,600,675)

Increase in net assets derived from capital share transactions	100,877,802	329,021,333	32,508,481	89,915,087

Net Increase (Decrease) in Net Assets	(86,712,124)	398,094,357	(41,045,957)	140,805,203

Net Assets:
Beginning of year	1,591,741,471	1,193,647,114	1,304,847,426	1,164,042,223

End of year	$1,505,029,347	$1,591,741,471	$1,263,801,469	$1,304,847,426

Undistributed (accumulated) net investment income (loss)	$(1,408,686)	$—	$3,365,536	$2,591,084

See accompanying notes, which are an integral part of the financial statements.

	Optimum Small-Mid Cap Growth Fund		Optimum Small-Mid Cap Value Fund
	Year ended		Year ended
	3/31/16	3/31/15	3/31/16	3/31/15
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(4,546,430)	$(4,466,323)	$(655,163)	$(2,180,018)
Net realized gain (loss)	22,927,598	60,176,405	(16,532,077)	28,637,953
Net change in unrealized appreciation (depreciation)	(111,069,637)	(8,698,398)	(45,591,581)	(28,259,569)

Net increase (decrease) in net assets resulting from operations	(92,688,469)	47,011,684	(62,778,821)	(1,801,634)

Dividends and Distributions to Shareholders from:

Return of capital:
Class A	(108)	—	(325)	—
Class C	(416)	—	(1,284)	—
Institutional Class	(8,917)	—	(31,607)	—

Net realized gain:
Class A	(848,264)	(654,511)	(181,566)	(441,863)
Class B	—	(4,518)	—	(3,938)
Class C	(3,111,096)	(2,336,871)	(716,111)	(1,690,812)
Institutional Class	(64,692,634)	(43,752,716)	(16,831,364)	(34,758,367)

	(68,661,435)	(46,748,616)	(17,762,257)	(36,894,980)

Capital Share Transactions:
Proceeds from shares sold:
Class A	451,922	740,727	413,183	571,508
Class C	1,541,727	1,992,629	1,260,654	1,621,958
Institutional Class	118,186,291	136,228,092	116,775,502	139,212,657

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	837,719	647,712	181,312	439,827
Class B	—	4,518	—	3,938
Class C	3,109,916	2,335,600	716,788	1,689,461
Institutional Class	64,636,607	43,731,065	16,847,228	34,741,502

	188,764,182	185,680,343	136,194,667	178,280,851

Cost of shares redeemed:
Class A	(1,341,729)	(1,418,846)	(923,567)	(1,130,853)
Class B	—	(125,696)	—	(108,596)
Class C	(3,951,373)	(3,128,298)	(3,003,693)	(2,902,357)
Institutional Class	(117,328,470)	(90,053,069)	(115,400,981)	(77,610,272)

	(122,621,572)	(94,725,909)	(119,328,241)	(81,752,078)

Increase in net assets derived from capital share transactions	66,142,610	90,954,434	16,866,426	96,528,773

Net Increase (Decrease) in Net Assets	(95,207,294)	91,217,502	(63,674,652)	57,832,159

Net Assets:
Beginning of year	557,902,774	466,685,272	524,262,748	466,430,589

End of year	$462,695,480	$557,902,774	$460,588,096	$524,262,748

Accumulated net investment loss	$(1,156,797)	$(1,040,171)	$(167,745)	$(742,120)

See accompanying notes, which are an integral part of the financial statements.

(continues)                                                     111

Financial highlights

Optimum Fixed Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/16	3/31/15	3/31/14	3/31/13	3/31/12
Net asset value, beginning of period	$9.720	$9.540	$9.850	$9.710	$9.550

Income (loss) from investment operations:
Net investment income[1]	0.202	0.203	0.213	0.225	0.293
Net realized and unrealized gain (loss)	(0.278)	0.194	(0.353)	0.302	0.338

Total from investment operations	(0.076)	0.397	(0.140)	0.527	0.631

Less dividends and distributions from:
Net investment income	(0.254)	(0.217)	(0.142)	(0.172)	(0.342)
Net realized gain	(0.020)	—	(0.028)	(0.215)	(0.129)

Total dividends and distributions	(0.274)	(0.217)	(0.170)	(0.387)	(0.471)

Net asset value, end of period	$9.370	$9.720	$9.540	$9.850	$9.710

Total return[2]	(0.63% )	4.21%	(1.40% )	5.47%	6.71%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$39,545	$43,144	$43,241	$41,210	$40,620
Ratio of expenses to average net assets	1.23%	1.17%	1.31%	1.35%	1.35%
Ratio of expenses to average net assets prior to fees waived	1.23%	1.17%	1.34%	1.40%	1.44%
Ratio of net investment income to average net assets	2.13%	2.11%	2.24%	2.27%	3.01%
Ratio of net investment income to average net assets prior to fees waived	2.13%	2.11%	2.21%	2.22%	2.92%
Portfolio turnover[3]	536%	482%	323%	208%	211%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]

As a result of the addition of Delaware Management Company’s diversified floating rate investment strategy and Pacific Investment Management Company, LLC’s low-duration investment strategy on Feb. 1, 2014, to the Fund’s principal investment strategy, the Fund’s portfolio turnover rate increased substantially during the years ended March 31, 2016, 2015, and 2014.

See accompanying notes, which are an integral part of the financial statements.

Optimum Fixed Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/16	3/31/15	3/31/14	3/31/13	3/31/12
Net asset value, beginning of period	$9.710	$9.530	$9.840	$9.710	$9.540

Income (loss) from investment operations:
Net investment income[1]	0.131	0.131	0.148	0.161	0.229
Net realized and unrealized gain (loss)	(0.269)	0.194	(0.351)	0.292	0.350

Total from investment operations	(0.138)	0.325	(0.203)	0.453	0.579

Less dividends and distributions from:
Net investment income	(0.182)	(0.145)	(0.079)	(0.108)	(0.280)
Net realized gain	(0.020)	—	(0.028)	(0.215)	(0.129)

Total dividends and distributions	(0.202)	(0.145)	(0.107)	(0.323)	(0.409)

Net asset value, end of period	$9.370	$9.710	$9.530	$9.840	$9.710

Total return[2]	(1.39% )	3.44%	(2.06% )	4.69%	6.15%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$153,266	$166,154	$161,353	$155,728	$154,778
Ratio of expenses to average net assets	1.98%	1.92%	1.99%	2.00%	2.00%
Ratio of expenses to average net assets prior to fees waived	1.98%	1.92%	2.02%	2.05%	2.09%
Ratio of net investment income to average net assets	1.38%	1.36%	1.56%	1.62%	2.36%
Ratio of net investment income to average net assets prior to fees waived	1.38%	1.36%	1.53%	1.57%	2.27%
Portfolio turnover[3]	536%	482%	323%	208%	211%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]

As a result of the addition of Delaware Management Company’s diversified floating rate investment strategy and Pacific Investment Management Company, LLC’s low-duration investment strategy on Feb. 1, 2014, to the Fund’s principal investment strategy, the Fund’s portfolio turnover rate increased substantially during the years ended March 31, 2016, 2015, and 2014.

See accompanying notes, which are an integral part of the financial statements.

(continues)                                                     113

Financial highlights

Optimum Fixed Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/16	3/31/15	3/31/14	3/31/13	3/31/12
Net asset value, beginning of period	$9.720	$9.540	$9.850	$9.710	$9.550

Income (loss) from investment operations:
Net investment income[1]	0.226	0.227	0.244	0.260	0.327
Net realized and unrealized gain (loss)	(0.278)	0.194	(0.350)	0.301	0.338

Total from investment operations	(0.052)	0.421	(0.106)	0.561	0.665

Less dividends and distributions from:
Net investment income	(0.278)	(0.241)	(0.176)	(0.206)	(0.376)
Net realized gain	(0.020)	—	(0.028)	(0.215)	(0.129)

Total dividends and distributions	(0.298)	(0.241)	(0.204)	(0.421)	(0.505)

Net asset value, end of period	$9.370	$9.720	$9.540	$9.850	$9.710

Total return[2]	(0.48% )	4.47%	(1.05% )	5.72%	7.20%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,892,775	$1,826,156	$1,509,156	$1,297,154	$1,014,595
Ratio of expenses to average net assets	0.98%	0.92%	0.99%	1.00%	1.00%
Ratio of expenses to average net assets prior to fees waived	0.98%	0.92%	1.02%	1.05%	1.09%
Ratio of net investment income to average net assets	2.38%	2.36%	2.56%	2.62%	3.36%
Ratio of net investment income to average net assets prior to fees waived	2.38%	2.36%	2.53%	2.57%	3.27%
Portfolio turnover[3]	536%	482%	323%	208%	211%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]

As a result of the addition of Delaware Management Company’s diversified floating rate investment strategy and Pacific Investment Management Company, LLC’s low-duration investment strategy on Feb. 1, 2014, to the Fund’s principal investment strategy, the Fund’s portfolio turnover rate increased substantially during the years ended March 31, 2016, 2015, and 2014.

See accompanying notes, which are an integral part of the financial statements.

Optimum International Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/16	3/31/15	3/31/14	3/31/13	3/31/12
Net asset value, beginning of period	$11.660	$12.570	$10.970	$10.420	$11.200

Income (loss) from investment operations:
Net investment income[1]	0.083	0.062	0.142	0.185	0.192
Net realized and unrealized gain (loss)	(0.734)	(0.846)	1.540	0.620	(0.790)

Total from investment operations	(0.651)	(0.784)	1.682	0.805	(0.598)

Less dividends and distributions from:
Net investment income	(0.059)	(0.126)	(0.082)	(0.255)	(0.182)

Total dividends and distributions	(0.059)	(0.126)	(0.082)	(0.255)	(0.182)

Net asset value, end of period	$10.950	$11.660	$12.570	$10.970	$10.420

Total return[2]	(5.58% )	(6.25% )	15.31%	8.10%	(5.30% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9,117	$10,291	$11,277	$9,553	$9,318
Ratio of expenses to average net assets	1.56%	1.47%	1.68%	1.75%	1.75%
Ratio of expenses to average net assets prior to fees waived	1.56%	1.47%	1.68%	1.84%	1.84%
Ratio of net investment income to average net assets	0.74%	0.51%	1.20%	1.81%	1.84%
Ratio of net investment income to average net assets prior to fees waived	0.74%	0.51%	1.20%	1.72%	1.75%
Portfolio turnover	47%	117%	126%	70%	50%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)                                                     115

Financial highlights

Optimum International Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/16		3/31/15	3/31/14	3/31/13	3/31/12
Net asset value, beginning of period	$11.410		$12.290	$10.760	$10.230	$10.950

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.001)		(0.028)	0.061	0.116	0.122
Net realized and unrealized gain (loss)	(0.719)		(0.832)	1.512	0.606	(0.773)

Total from investment operations	(0.720)		(0.860)	1.573	0.722	(0.651)

Less dividends and distributions from:
Net investment income	—		(0.020)	(0.043)	(0.192)	(0.069)

Total dividends and distributions	—		(0.020)	(0.043)	(0.192)	(0.069)

Net asset value, end of period	$10.690		$11.410	$12.290	$10.760	$10.230

Total return[2]	(6.31%	)	(7.00% )	14.56%	7.37%	(5.94% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$31,777		$35,996	$37,893	$32,064	$32,995
Ratio of expenses to average net assets	2.31%		2.22%	2.36%	2.40%	2.40%
Ratio of expenses to average net assets prior to fees waived	2.31%		2.22%	2.36%	2.49%	2.49%
Ratio of net investment income (loss) to average net assets	(0.01%	)	(0.24% )	0.52%	1.16%	1.19%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.01%	)	(0.24% )	0.52%	1.07%	1.10%
Portfolio turnover	47%		117%	126%	70%	50%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum International Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/16	3/31/15	3/31/14	3/31/13	3/31/12
Net asset value, beginning of period	$11.740	$12.660	$11.050	$10.490	$11.300

Income (loss) from investment operations:
Net investment income[1]	0.111	0.093	0.182	0.223	0.229
Net realized and unrealized gain (loss)	(0.743)	(0.856)	1.551	0.627	(0.793)

Total from investment operations	(0.632)	(0.763)	1.733	0.850	(0.564)

Less dividends and distributions from:
Net investment income	(0.088)	(0.157)	(0.123)	(0.290)	(0.246)

Total dividends and distributions	(0.088)	(0.157)	(0.123)	(0.290)	(0.246)

Net asset value, end of period	$11.020	$11.740	$12.660	$11.050	$10.490

Total return[2]	(5.38% )	(6.04% )	15.79%	8.41%	(4.93% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$542,055	$477,884	$589,098	$426,258	$252,539
Ratio of expenses to average net assets	1.31%	1.22%	1.36%	1.40%	1.40%
Ratio of expenses to average net assets prior to fees waived	1.31%	1.22%	1.36%	1.49%	1.49%
Ratio of net investment income to average net assets	0.99%	0.76%	1.52%	2.16%	2.19%
Ratio of net investment income to average net assets prior to fees waived	0.99%	0.76%	1.52%	2.07%	2.10%
Portfolio turnover	47%	117%	126%	70%	50%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)                                                     117

Financial highlights

Optimum Large Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/16	3/31/15	3/31/14	3/31/13	3/31/12
Net asset value, beginning of period	$17.000	$16.390	$14.530	$13.480	$12.430

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.102)	(0.083)	(0.099)	0.014	(0.040)
Net realized and unrealized gain (loss)	(0.200)	2.711	3.631	1.042	1.090

Total from investment operations	(0.302)	2.628	3.532	1.056	1.050

Less dividends and distributions from:
Net investment income	—	—	—	(0.006)	—
Net realized gain	(1.728)	(2.018)	(1.672)	—	—

Total dividends and distributions	(1.728)	(2.018)	(1.672)	(0.006)	—

Net asset value, end of period	$14.970	$17.000	$16.390	$14.530	$13.480

Total return[2]	(2.27% )	17.27%	25.17%	7.76%	8.45%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$33,787	$40,790	$39,044	$34,182	$34,170
Ratio of expenses to average net assets	1.42%	1.37%	1.54%	1.60%	1.61%
Ratio of expenses to average net assets prior to fees waived	1.44%	1.37%	1.55%	1.63%	1.64%
Ratio of net investment income (loss) to average net assets	(0.62% )	(0.50% )	(0.62% )	0.10%	(0.34%	)
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.64% )	(0.50% )	(0.63% )	0.07%	(0.37%	)
Portfolio turnover	88%	86%	98%	102%	89%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/16	3/31/15	3/31/14	3/31/13		3/31/12
Net asset value, beginning of period	$15.440	$15.160	$13.630	$12.720		$11.820

Income (loss) from investment operations:
Net investment loss[1]	(0.203)	(0.189)	(0.192)	(0.069)		(0.112)
Net realized and unrealized gain (loss)	(0.169)	2.487	3.394	0.979		1.012

Total from investment operations	(0.372)	2.298	3.202	0.910		0.900

Less dividends and distributions from:
Net realized gain	(1.728)	(2.018)	(1.672)	—		—

Total dividends and distributions	(1.728)	(2.018)	(1.672)	—		—

Net asset value, end of period	$13.340	$15.440	$15.160	$13.630		$12.720

Total return[2]	(2.98% )	16.44%	24.27%	7.15%		7.61%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$114,907	$137,892	$127,540	$115,242		$120,183
Ratio of expenses to average net assets	2.17%	2.12%	2.22%	2.25%		2.26%
Ratio of expenses to average net assets prior to fees waived	2.19%	2.12%	2.23%	2.28%		2.29%
Ratio of net investment loss to average net assets	(1.37% )	(1.25% )	(1.30% )	(0.55%	)	(0.99%	)
Ratio of net investment loss to average net assets prior to fees waived	(1.39% )	(1.25% )	(1.31% )	(0.58%	)	(1.02%	)
Portfolio turnover	88%	86%	98%	102%		89%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)                                                     119

Financial highlights

Optimum Large Cap Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/16	3/31/15	3/31/14	3/31/13	3/31/12
Net asset value, beginning of period	$17.760	$17.000	$14.970	$13.880	$12.760

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.064)	(0.044)	(0.049)	0.062	0.002
Net realized and unrealized gain (loss)	(0.208)	2.822	3.754	1.068	1.118

Total from investment operations	(0.272)	2.778	3.705	1.130	1.120

Less dividends and distributions from:
Net investment income	—	—	(0.003)	(0.040)	—
Net realized gain	(1.728)	(2.018)	(1.672)	—	—

Total dividends and distributions	(1.728)	(2.018)	(1.675)	(0.040)	—

Net asset value, end of period	$15.760	$17.760	$17.000	$14.970	$13.880

Total return[2]	(2.00% )	17.55%	25.51%	8.25%	8.78%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,356,335	$1,413,059	$1,026,377	$728,104	$650,869
Ratio of expenses to average net assets	1.17%	1.12%	1.22%	1.25%	1.26%
Ratio of expenses to average net assets prior to fees waived	1.19%	1.12%	1.23%	1.28%	1.29%
Ratio of net investment income (loss) to average net assets	(0.37% )	(0.25% )	(0.30% )	0.45%	0.01%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.39% )	(0.25% )	(0.31% )	0.42%	(0.02%	)
Portfolio turnover	88%	86%	98%	102%	89%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/16	3/31/15	3/31/14	3/31/13	3/31/12
Net asset value, beginning of period	$16.010	$15.360	$12.900	$11.750	$11.060

Income (loss) from investment operations:
Net investment income[1]	0.165	0.124	0.157	0.173	0.133
Net realized and unrealized gain (loss)	(0.890)	0.692	2.399	1.259	0.635

Total from investment operations	(0.725)	0.816	2.556	1.432	0.768

Less dividends and distributions from:
Net investment income	(0.155)	(0.166)	(0.096)	(0.282)	(0.078)

Total dividends and distributions	(0.155)	(0.166)	(0.096)	(0.282)	(0.078)

Net asset value, end of period	$15.130	$16.010	$15.360	$12.900	$11.750

Total return[2]	(4.54% )	5.34%	19.96%	12.48%	7.01%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$30,502	$35,952	$37,299	$32,995	$31,478
Ratio of expenses to average net assets	1.40%	1.33%	1.50%	1.57%	1.57%
Ratio of expenses to average net assets prior to fees waived	1.41%	1.33%	1.51%	1.59%	1.60%
Ratio of net investment income to average net assets	1.07%	0.79%	1.12%	1.48%	1.25%
Ratio of net investment income to average net assets prior to fees waived	1.06%	0.79%	1.11%	1.46%	1.22%
Portfolio turnover	39%	35%	37%	49%	57%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)                                                     121

Financial highlights

Optimum Large Cap Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/16	3/31/15	3/31/14	3/31/13	3/31/12
Net asset value, beginning of period	$15.850	$15.220	$12.780	$11.590	$10.930

Income (loss) from investment operations:
Net investment income[1]	0.049	0.007	0.061	0.096	0.063
Net realized and unrealized gain (loss)	(0.871)	0.674	2.389	1.254	0.612

Total from investment operations	(0.822)	0.681	2.450	1.350	0.675

Less dividends and distributions from:
Net investment income	(0.038)	(0.051)	(0.010)	(0.160)	(0.015)

Total dividends and distributions	(0.038)	(0.051)	(0.010)	(0.160)	(0.015)

Net asset value, end of period	$14.990	$15.850	$15.220	$12.780	$11.590

Total return[2]	(5.19% )	4.48%	19.17%	11.85%	6.19%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$103,693	$122,772	$123,541	$111,806	$111,557
Ratio of expenses to average net assets	2.15%	2.08%	2.18%	2.22%	2.22%
Ratio of expenses to average net assets prior to fees waived	2.16%	2.08%	2.19%	2.24%	2.25%
Ratio of net investment income to average net assets	0.32%	0.04%	0.44%	0.83%	0.60%
Ratio of net investment income to average net assets prior to fees waived	0.31%	0.04%	0.43%	0.81%	0.57%
Portfolio turnover	39%	35%	37%	49%	57%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/16	3/31/15	3/31/14	3/31/13	3/31/12
Net asset value, beginning of period	$16.040	$15.390	$12.920	$11.800	$11.110

Income (loss) from investment operations:
Net investment income[1]	0.204	0.165	0.203	0.214	0.171
Net realized and unrealized gain (loss)	(0.890)	0.690	2.410	1.255	0.631

Total from investment operations	(0.686)	0.855	2.613	1.469	0.802

Less dividends and distributions from:
Net investment income	(0.194)	(0.205)	(0.143)	(0.349)	(0.112)

Total dividends and distributions	(0.194)	(0.205)	(0.143)	(0.349)	(0.112)

Net asset value, end of period	$15.160	$16.040	$15.390	$12.920	$11.800

Total return[2]	(4.29% )	5.60%	20.31%	12.92%	7.32%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,129,606	$1,146,123	$1,002,553	$730,785	$617,485
Ratio of expenses to average net assets	1.15%	1.08%	1.18%	1.22%	1.22%
Ratio of expenses to average net assets prior to fees waived	1.16%	1.08%	1.19%	1.24%	1.25%
Ratio of net investment income to average net assets	1.32%	1.04%	1.44%	1.83%	1.60%
Ratio of net investment income to average net assets prior to fees waived	1.31%	1.04%	1.43%	1.81%	1.57%
Portfolio turnover	39%	35%	37%	49%	57%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)                                                     123

Financial highlights

Optimum Small-Mid Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/16	3/31/15	3/31/14	3/31/13	3/31/12
Net asset value, beginning of period	$15.370	$15.570	$14.260	$13.000	$13.900

Income (loss) from investment operations:
Net investment loss[1]	(0.148)	(0.164)	(0.193)	(0.079)	(0.169)
Net realized and unrealized gain (loss)	(2.264)	1.442	3.073	1.653	0.064

Total from investment operations	(2.412)	1.278	2.880	1.574	(0.105)

Less dividends and distributions from:
Return of capital	— [2]	—	—	—	—
Net realized gain	(2.008)	(1.478)	(1.570)	(0.314)	(0.795)

Total dividends and distributions	(2.008)	(1.478)	(1.570)	(0.314)	(0.795)

Net asset value, end of period	$10.950	$15.370	$15.570	$14.260	$13.000

Total return[3]	(16.77% )	8.93%	21.63%	12.50%	0.33%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,040	$7,050	$7,158	$6,415	$5,989
Ratio of expenses to average net assets	1.66%	1.63%	1.76%	1.86%	1.90%
Ratio of expenses to average net assets prior to fees waived	1.85%	1.77%	1.96%	2.05%	2.06%
Ratio of net investment loss to average net assets	(1.09% )	(1.09% )	(1.28% )	(0.62% )	(1.34% )
Ratio of net investment loss to average net assets prior to fees waived	(1.28% )	(1.23% )	(1.48% )	(0.81% )	(1.50% )
Portfolio turnover	104%	72%	58%	78%	82%

[1]	The average shares outstanding method has been applied for per share information.
[2]	For the year ended March 31, 2016, return of capital distribution of $108 for Class A calculated to a de minimis amount of $0.000 per share.
[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/16	3/31/15	3/31/14	3/31/13	3/31/12
Net asset value, beginning of period	$13.860	$14.290	$13.280	$12.220	$13.200

Income (loss) from investment operations:
Net investment loss[1]	(0.223)	(0.252)	(0.274)	(0.151)	(0.237)
Net realized and unrealized gain (loss)	(2.019)	1.300	2.854	1.525	0.052

Total from investment operations	(2.242)	1.048	2.580	1.374	(0.185)

Less dividends and distributions from:
Return of capital	— [2]	—	—	—	—
Net realized gain	(2.008)	(1.478)	(1.570)	(0.314)	(0.795)

Total dividends and distributions	(2.008)	(1.478)	(1.570)	(0.314)	(0.795)

Net asset value, end of period	$9.610	$13.860	$14.290	$13.280	$12.220

Total return[3]	(17.39% )	8.08%	20.82%	11.73%	(0.27% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$16,972	$23,206	$22,581	$20,921	$20,992
Ratio of expenses to average net assets	2.41%	2.38%	2.45%	2.51%	2.55%
Ratio of expenses to average net assets prior to fees waived	2.60%	2.52%	2.65%	2.70%	2.71%
Ratio of net investment loss to average net assets	(1.84% )	(1.84% )	(1.97% )	(1.27% )	(1.99% )
Ratio of net investment loss to average net assets prior to fees waived	(2.03% )	(1.98% )	(2.17% )	(1.46% )	(2.15% )
Portfolio turnover	104%	72%	58%	78%	82%

[1]	The average shares outstanding method has been applied for per share information.
[2]	For the year ended March 31, 2016, return of capital distribution of $416 for Class C calculated to a de minimis amount of $0.000 per share.
[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)                                                     125

Financial highlights

Optimum Small-Mid Cap Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/16	3/31/15	3/31/14	3/31/13	3/31/12
Net asset value, beginning of period	$16.170	$16.270	$14.780	$13.420	$14.270

Income (loss) from investment operations:
Net investment loss[1]	(0.120)	(0.132)	(0.152)	(0.036)	(0.128)
Net realized and unrealized gain (loss)	(2.392)	1.510	3.212	1.710	0.073

Total from investment operations	(2.512)	1.378	3.060	1.674	(0.055)

Less dividends and distributions from:
Return of capital	— [2]	—	—	—	—
Net realized gain	(2.008)	(1.478)	(1.570)	(0.314)	(0.795)

Total dividends and distributions	(2.008)	(1.478)	(1.570)	(0.314)	(0.795)

Net asset value, end of period	$11.650	$16.170	$16.270	$14.780	$13.420

Total return[3]	(16.54% )	9.18%	22.03%	12.94%	0.68%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$440,683	$527,647	$436,823	$321,441	$321,641
Ratio of expenses to average net assets	1.41%	1.38%	1.45%	1.51%	1.55%
Ratio of expenses to average net assets prior to fees waived	1.60%	1.52%	1.65%	1.70%	1.71%
Ratio of net investment loss to average net assets	(0.84% )	(0.84% )	(0.97% )	(0.27% )	(0.99% )
Ratio of net investment loss to average net assets prior to fees waived	(1.03% )	(0.98% )	(1.17% )	(0.46% )	(1.15% )
Portfolio turnover	104%	72%	58%	78%	82%

[1]	The average shares outstanding method has been applied for per share information.
[2]	For the year ended March 31, 2016, return of capital distribution of $8,916 for Institutional Class calculated to a de minimis amount of $0.000 per share.
[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/16	3/31/15	3/31/14	3/31/13	3/31/12
Net asset value, beginning of period	$13.640	$14.880	$13.740	$12.590	$12.610

Income (loss) from investment operations:
Net investment loss[1]	(0.043)	(0.092)	(0.092)	(0.027)	(0.044)
Net realized and unrealized gain (loss)	(1.579)	(0.032)	2.873	1.609	0.148

Total from investment operations	(1.622)	(0.124)	2.781	1.582	0.104

Less dividends and distributions from:
Return of capital	(0.001)	—	—	—	—
Net realized gain	(0.487)	(1.116)	(1.641)	(0.432)	(0.124)

Total dividends and distributions	(0.488)	(1.116)	(1.641)	(0.432)	(0.124)

Net asset value, end of period	$11.530	$13.640	$14.880	$13.740	$12.590

Total return[2]	(11.96% )	(0.69% )	21.85%	13.23%	1.01%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,302	$5,440	$6,058	$5,711	$5,372
Ratio of expenses to average net assets	1.61%	1.62%	1.70%	1.76%	1.79%
Ratio of expenses to average net assets prior to fees waived	1.75%	1.68%	1.86%	1.98%	1.98%
Ratio of net investment loss to average net assets	(0.35% )	(0.65% )	(0.64% )	(0.22% )	(0.38% )
Ratio of net investment loss to average net assets prior to fees waived	(0.49% )	(0.71% )	(0.80% )	(0.44% )	(0.57% )
Portfolio turnover[3]	90%	31%	33%	36%	30%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.

[3]

As a result of LSV Asset Management replacing The Delafield Group, a division of Tocqueville Asset Management L.P., and The Killen Group, Inc. as one of the sub-advisors to Optimum Small-Mid Cap Value Fund during the Fund’s fiscal year ending March 31, 2016, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2016.

See accompanying notes, which are an integral part of the financial statements.

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Financial highlights

Optimum Small-Mid Cap Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/16	3/31/15	3/31/14	3/31/13	3/31/12
Net asset value, beginning of period	$12.300	$13.630	$12.800	$11.830	$11.930

Income (loss) from investment operations:
Net investment loss[1]	(0.122)	(0.179)	(0.175)	(0.100)	(0.113)
Net realized and unrealized gain (loss)	(1.420)	(0.035)	2.646	1.502	0.137

Total from investment operations	(1.542)	(0.214)	2.471	1.402	0.024

Less dividends and distributions from:
Return of capital	(0.001)	—	—	—	—
Net realized gain	(0.487)	(1.116)	(1.641)	(0.432)	(0.124)

Total dividends and distributions	(0.488)	(1.116)	(1.641)	(0.432)	(0.124)

Net asset value, end of period	$10.270	$12.300	$13.630	$12.800	$11.830

Total return[2]	(12.62% )	(1.45% )	21.08%	12.45%	0.39%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$15,136	$19,245	$20,846	$20,058	$19,986
Ratio of expenses to average net assets	2.36%	2.37%	2.40%	2.41%	2.44%
Ratio of expenses to average net assets prior to fees waived	2.50%	2.43%	2.56%	2.63%	2.63%
Ratio of net investment loss to average net assets	(1.10% )	(1.40% )	(1.34% )	(0.87% )	(1.03% )
Ratio of net investment loss to average net assets prior to fees waived	(1.24% )	(1.46% )	(1.50% )	(1.09% )	(1.22% )
Portfolio turnover[3]	90%	31%	33%	36%	30%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.

[3]

As a result of LSV Asset Management replacing The Delafield Group, a division of Tocqueville Asset Management L.P., and The Killen Group, Inc. as one of the sub-advisors to Optimum Small-Mid Cap Value Fund during the Fund’s fiscal year ending March 31, 2016, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2016.

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/16	3/31/15	3/31/14	3/31/13	3/31/12
Net asset value, beginning of period	$14.310	$15.530	$14.230	$12.990	$12.960

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.013)	(0.059)	(0.050)	0.016	(0.004)
Net realized and unrealized gain (loss)	(1.649)	(0.045)	2.995	1.661	0.158

Total from investment operations	(1.662)	(0.104)	2.945	1.677	0.154

Less dividends and distributions from:
Net investment income	—	—	(0.004)	(0.005)	—
Net realized gain	(0.487)	(1.116)	(1.641)	(0.432)	(0.124)
Return of capital	(0.001)	—	—	—	—

Total dividends and distributions	(0.488)	(1.116)	(1.645)	(0.437)	(0.124)

Net asset value, end of period	$12.160	$14.310	$15.530	$14.230	$12.990

Total return[2]	(11.67% )	(0.53% )	22.29%	13.56%	1.37%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$441,150	$499,578	$439,417	$318,758	$310,737
Ratio of expenses to average net assets	1.36%	1.37%	1.40%	1.41%	1.44%
Ratio of expenses to average net assets prior to fees waived	1.50%	1.43%	1.56%	1.63%	1.63%
Ratio of net investment income (loss) to average net assets	(0.10% )	(0.40% )	(0.34% )	0.13%	(0.03% )
Ratio of net investment loss to average net assets prior to fees waived	(0.24% )	(0.46% )	(0.50% )	(0.09% )	(0.22% )
Portfolio turnover[3]	90%	31%	33%	36%	30%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]

As a result of LSV Asset Management replacing The Delafield Group, a division of Tocqueville Asset Management L.P., and The Killen Group, Inc. as one of the sub-advisors to Optimum Small-Mid Cap Value Fund during the Fund’s fiscal year ending March 31, 2016, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2016.

See accompanying notes, which are an integral part of the financial statements.

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Notes to financial statements

Optimum Fund Trust

March 31, 2016

Optimum Fund Trust (Trust) is organized as a Delaware statutory trust and offers six series: Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund, (each, a Fund, or collectively, the Funds). The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940 (1940 Act), as amended, and offer Class A, Class C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50% for Optimum Fixed Income Fund and 5.75% for Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Effective Nov. 4, 2014, all remaining shares of Class B were converted to Class A shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of Optimum Fixed Income Fund is to seek a high level of income. The Fund may also seek growth of capital.

The investment objective of Optimum International Fund is to seek long-term growth of capital. The Fund may also seek income.

The investment objective of Optimum Large Cap Growth Fund is to seek long-term growth of capital.

The investment objective of Optimum Large Cap Value Fund is to seek long-term growth of capital. The Fund may also seek income.

The investment objective of Optimum Small-Mid Cap Growth Fund is to seek long-term growth of capital.

The investment objective of Optimum Small-Mid Cap Value Fund is to seek long-term growth of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Open-end investment company securities are valued at net asset value (NAV) per share, as reported by the underlying investment company. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities, credit default swap (CDS) contracts, inflation swap contracts, interest rate swap options contracts (swaptions) and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and U.S. government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and the ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Each Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before each Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, each Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken for all open federal income tax years (March 31, 2013–March 31, 2016) and has concluded that no provision for federal income tax is required in any Fund’s financial statements. In regard to foreign taxes only, each Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of each Fund.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — Each Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with each Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on March 31, 2016, and matured on the next business day.

Reverse Repurchase Agreements — Optimum Fixed Income Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities to a bank or broker/dealer and agrees to repurchase the securities at an agreed upon date and price. The Fund will maintain in a segregated account, cash, cash equivalents, or U.S. government securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers (but no collateral is required on reverse repurchase agreements with banks). The Fund will subject its investments in reverse repurchase agreements to the borrowing provisions set forth in the 1940 Act. The use of reverse repurchase agreements by the Fund creates leverage, which increases the Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. For the year ended March 31, 2016, the Fund had average reverse repurchase agreements of $1,254,328, for which it paid interest at an average rate of 0.79%. At March 31, 2016, the Fund posted $3,301,610 in securities collateral for reverse repurchase agreements, which comprised of U.S. treasury obligations.

To Be Announced Trades (TBA) — Optimum Fixed Income Fund may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Funds’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds generally bifurcate that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), which is due to changes in foreign exchange rates is included on the “Statements of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, the realized gains and losses are included on the “Statements of operations” under “Net realized and unrealized gain (loss) on investments.“ The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

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Notes to financial statements

Optimum Fund Trust

1. Significant Accounting Policies (continued)

Use of Estimates — Each Fund is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Trust are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Each Fund may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. Each Fund declares and pays distributions from net investment income and net realized gain on investments, if any, at least annually. The Funds may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended March 31, 2016.

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the ”Statements of operations“ under ”Dividend disbursing and transfer agent fees and expenses“ with the corresponding expense offset shown under ”Less expense paid indirectly.“ For the year ended March 31, 2016, each Fund earned the following amounts under this agreement:

Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
$502	$504	$551	$552	$539	$544

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

Delaware Management Company (DMC), a series of Delaware Management Business Trust, furnishes investment management services to each Fund and has full discretion and responsibility, subject to the overall supervision of the Board, to select and contract with one or more investment sub-advisors to manage the investment operations and composition of each Fund, and to render investment advice for each Fund, including the purchase, retention, and dispositions of investments, securities, and cash contained in each Fund. The investment management agreement obligates DMC to implement decisions with respect to the allocation or reallocation of each Fund’s assets among one or more current or additional sub-advisors, and to monitor the sub-advisors’ compliance with the relevant Fund’s investment objective, policies and restrictions. DMC pays the sub-advisors out of its fees.

In accordance with the terms of its respective investment management agreement, DMC is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of each Fund:

Optimum Fixed Income Fund	0.7000% of net assets up to $25 million
0.6500% of net assets from $25 million to $100 million
0.6000% of net assets from $100 million to $500 million
0.5500% of net assets from $500 million to $1 billion
0.5000% of net assets from $1 billion to $2.5 billion
0.4750% of net assets over $2.5 billion

Optimum International Fund	0.8750% of net assets up to $50 million
0.8000% of net assets from $50 million to $100 million
0.7800% of net assets from $100 million to $300 million
0.7650% of net assets from $300 million to $400 million
0.7300% of net assets over $400 million

Optimum Large Cap Growth Fund	0.8000% of net assets up to $250 million
0.7875% of net assets from $250 million to $300 million
0.7625% of net assets from $300 million to $400 million
0.7375% of net assets from $400 million to $500 million
0.7250% of net assets from $500 million to $1 billion
0.7100% of net assets from $1 billion to $1.5 billion
0.7000% of net assets over $1.5 billion

Optimum Large Cap Value Fund	0.8000% of net assets up to $100 million
0.7375% of net assets from $100 million to $250 million
0.7125% of net assets from $250 million to $500 million
0.6875% of net assets from $500 million to $1 billion
0.6675% of net assets from $1 billion to $1.5 billion
0.6475% of net assets over $1.5 billion

Optimum Small-Mid Cap Growth Fund	1.1000% of net assets

Optimum Small-Mid Cap Value Fund	1.0500% of net assets up to $75 million
1.0250% of net assets from $75 million to $150 million
1.0000% of net assets over $150 million

DMC has entered into sub-advisory agreements for the Trust as follows: Optimum Fixed Income Fund – Pacific Investment Management Company, LLC (PIMCO); Optimum International Fund – Acadian Asset Management LLC (Acadian), and EARNEST Partners, LLC (EARNEST); Optimum Large Cap Growth Fund – T. Rowe Price Associates, Inc. (T. Rowe Price), and Fred Alger Management, Inc. (Alger); Optimum Large Cap Value Fund – Massachusetts Financial Services Company (MFS) and Herndon Capital Management, LLC (Herndon); Optimum Small-Mid Cap Growth Fund – Columbia Wanger Asset Management, LLC (CWAM) and Wellington Management Company, LLP (Wellington Management); Optimum Small-Mid Cap Value Fund – LSV Asset Management (LSV) and Westwood Management Corp. (Westwood). Prior to Jan. 8, 2016, The Killen Group, Inc. (Killen), and The Delafield Group, a division of Tocqueville Asset Management L.P. (Tocqueville) were sub-advisors for Optimum Small-Mid Cap Value Fund.

(continues)                                                     133

Notes to financial statements

Optimum Fund Trust

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

For the year ended March 31, 2016, DMC paid the following sub-advisory fees:

Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
$2,507,413	$2,140,257	$5,602,794	$3,748,108	$3,752,926	$2,632,851

DMC has contractually agreed to waive that portion, if any, of its management fee and/or pay/reimburse each Fund to the extent necessary to ensure that total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) do not exceed the following percentages of each Fund’s average daily net assets. For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Board and DMC. These waivers and reimbursements may be terminated only by agreement of DMC and the Funds.

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Operating expense limitation as a percentage of average daily net assets (per annum) for the period July 29, 2015 – July 29, 2016	0.92%	1.25%	1.09%	1.08%	1.34%	1.27%
Operating expense limitation as a percentage of average daily net assets (per annum) for the period July 29, 2014 – July 29, 2015	0.95%	1.25%	1.12%	1.08%	1.36%	1.35%

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Trust. Those services include overseeing the Funds’ pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements and other regulatory filings. DIFSC also manages the process for the payment of dividends and distributions and the dissemination of Funds’ NAVs and performance data. For these services, the Funds pay DIFSC an asset-based fee, plus certain out-of-pocket expenses and transactional charges. DIFSC fees are calculated based on the aggregate daily net assets of the Trust at the following annual rate: 0.0075% of the first $3 billion; 0.0070% of the next $2 billion; 0.0065% of the next $2.5 billion; 0.0055% of the next $2.5 billion; and 0.0050% of aggregate average daily net assets in excess of $10 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Trust on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting fees.” For the year ended March 31, 2016, each Fund was charged for these services as follows:

Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
$146,818	$38,616	$111,930	$90,980	$36,785	$34,843

DIFSC provides the Trust with administrative services including: preparation, filing and maintaining governing documents; preparation of materials and reports for the Board; and preparation and filing of registration statements and other regulatory filings. For these administrative services, each Fund pays DIFSC a fee at an annual rate (plus out-of-pocket expenses) of 0.120% of assets up to $500 million of the Funds’ average daily net assets; 0.095% of assets from $500 million to $1 billion; and 0.070% of assets over $1 billion.

DIFSC is also the shareholder servicing, dividend disbursing, and transfer agent for each Fund. For these services, the Trust pays DIFSC a fee at an annual rate of 0.200% of the Trust’s total average daily net assets, subject to certain minimums, plus out-of-pocket expenses. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Funds. Sub-transfer agency fees are paid by the Funds and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.”

DDLP, an affiliate of DMC, serves as the national distributor of each Fund’s shares pursuant to a Distribution Agreement. Pursuant to the Distribution Agreement and Rule 12b-1 plan, each Fund pays DDLP an annual distribution and service fee of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares.

For the year ended March 31, 2016, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
$46,435	$3,641	$9,681	$10,588	$1,695	$1,477

For the year ended March 31, 2016, DDLP received gross CDSC commissions on redemptions of each Fund’s Class C shares, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
$14,297	$2,449	$7,102	$7,325	$1,138	$1,112

DMC, DIFSC and DDLP are indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. Certain officers of DMC, DIFSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

Cross trades for the year ended March 31, 2016, were executed by the Funds pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended March 31, 2016, the Funds engaged in securities purchases and securities sales, which resulted in net realized gain (loss) as follows:

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Small-Mid Cap Growth Fund
Purchases	$1,879,823	$—	$—
Sales	149,712	388,363	11,109,965
Net realized gain (loss)	(34,745)	65	6,239

(continues)                                                     135

Notes to financial statements

Optimum Fund Trust

3. Investments

For the year ended March 31, 2016, each Fund made purchases and sales of investments securities other than short-term investments as follows:

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Purchases other than U.S. government securities	$5,919,857,416	$340,408,399	$1,343,202,539	$520,001,338	$515,707,091	$436,588,698
Purchases of U.S. government securities	6,535,739,547	—	—	—	—	—
Sales other than U.S. government securities	5,592,659,746	245,879,957	1,398,457,061	481,647,908	529,906,500	395,254,401
Sales of U.S. government securities	6,534,959,489	—	—	—	—	—
At March 31, 2016, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund were as follows:

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Cost of investments	$2,508,699,701	$624,496,629	$1,353,230,319	$1,031,539,195	$462,729,257	$418,851,284

Aggregate unrealized appreciation of investments	$45,647,455	$56,599,832	$211,049,232	$283,842,553	$36,170,247	$50,790,310
Aggregate unrealized depreciation of investments	(44,373,707)	(78,658,353)	(59,487,961)	(54,234,704)	(36,509,540)	(10,662,356)

Net unrealized appreciation (depreciation) of investments	$1,273,748	$(22,058,521)	$151,561,271	$229,607,849	$(339,293)	$40,127,954

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of March 31, 2016:

	Optimum Fixed Income Fund
Securities	Level 1	Level 2	Level 3	Total
Assets:
Agency, Asset- & Mortgage-Backed Securities[1]	$—	$947,984,495	$2,297,240	$950,281,735
Corporate Debt	—	746,804,132	—	746,804,132
Foreign Debt	—	68,639,791	—	68,639,791
Municipal Bonds	—	39,692,383	—	39,692,383
Senior Secured Loans[1]	—	89,190,869	5,205,568	94,396,437
Common Stock	—	—	—	—
Convertible Preferred Stock[1]	2,112,812	239,570	—	2,352,382
Preferred Stock[1]	941,385	4,609,500	—	5,550,885
U.S. Treasury Obligations	—	393,523,966	—	393,523,966
Short-Term Investments	—	208,480,630	—	208,480,630
Options Purchased	—	251,108	—	251,108

Total Value of Securities	$3,054,197	$2,499,416,444	$7,502,808	$2,509,973,449

Foreign Currency Exchange Contracts	$—	$(2,558,026)	$—	$(2,558,026)
Futures Contracts	(2,036,172)	—	—	(2,036,172)
Swap Contracts	—	(9,976,504)	—	(9,976,504)
Reverse Repurchase Agreements	—	(3,308,250)	—	(3,308,250)
Options Written[1]	(99,884)	(691,639)	—	(791,523)

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:

	Level 1	Level 2	Level 3	Total
Agency, Asset & Mortgage-Backed Securities	—	99.76%	0.24%	100.00%
Senior Secured Loans	—	94.49%	5.51%	100.00%
Convertible Preferred Stock	89.82%	10.18%	—	100.00%
Preferred Stock	16.96%	83.04%	—	100.00%
Options Written	12.62%	87.38%	—	100.00%

(continues)                                                     137

Notes to financial statements

Optimum Fund Trust

3. Investments (continued)

	Optimum International Fund
Securities	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$18,163,428	$—	$—	$18,163,428
Austria	15,653,343	—	—	15,653,343
Belgium	3,165,792	—	—	3,165,792
Bermuda	10,194,890	—	—	10,194,890
Brazil	8,411,484	—	—	8,411,484
Canada	23,895,847	—	—	23,895,847
China/Hong Kong	28,116,231	—	—	28,116,231
Colombia	2,835,368	—	—	2,835,368
Czech Republic	3,311,219	—	—	3,311,219
Denmark	5,097,699	—	—	5,097,699
Finland	4,968,460	—	—	4,968,460
France	25,062,179	—	—	25,062,179
Germany	18,053,746	—	—	18,053,746
India	17,258,772	—	—	17,258,772
Indonesia	5,868,123	—	—	5,868,123
Ireland	14,373,614	—	—	14,373,614
Israel	16,312,865	—	—	16,312,865
Italy	2,508,137	—	—	2,508,137
Japan	107,429,150	—	—	107,429,150
Netherlands	15,786,742	—	—	15,786,742
New Zealand	2,860,017	—	—	2,860,017
Norway	15,179,516	—	—	15,179,516
Peru	5,843,439	—	—	5,843,439
Republic of Korea	19,606,572	—	—	19,606,572
Singapore	14,408,051	—	—	14,408,051
Spain	9,048,094	—	—	9,048,094
Sweden	7,012,470	—	—	7,012,470
Switzerland	33,628,722	—	—	33,628,722
Taiwan	17,459,381	—	—	17,459,381
Thailand	1,476,620	—	—	1,476,620
Turkey	6,993,674	—	—	6,993,674
United Kingdom	74,355,961	1,553,758	—	75,909,719
United States	12,585,992	—	4,538,469	17,124,461
Short-Term Investments	—	5,975,659	—	5,975,659
Securities Lending Collateral	—	23,444,624	—	23,444,624

Total Value of Securities	$566,925,598	$30,974,041	$4,538,469	$602,438,108

Foreign Currency Exchange Contracts	$—	$(21)	$—	$(21)

	Optimum Large Cap Growth Fund
Securities	Level 1	Level 2	Level 3	Total
Common Stock
Consumer Discretionary	$327,699,010	$—	$2,275,195	$329,974,205
Consumer Staples	82,411,943	—	—	82,411,943
Energy	11,650,524	—	—	11,650,524
Financials	68,282,136	—	93,094	68,375,230
Healthcare	275,391,535	—	—	275,391,535
Industrials	156,190,704	—	—	156,190,704
Information Technology	485,156,851	—	473,654	485,630,505
Materials	19,897,990	—	—	19,897,990
Telecommunication Services	20,576,032	—	—	20,576,032
Convertible Preferred Stock[1]	—	950,416	6,322,768	7,273,184
U.S. Master Limited Partnerships	7,021,511	—	—	7,021,511
Short-Term Investments	—	40,398,227	—	40,398,227

Total Value of Securities	$1,454,278,236	$41,348,643	$9,164,711	$1,504,791,590

1Security type is valued across multiple levels. The amounts attributed to Level 2 investments and Level 3 investments represent 13.07% and 86.93%, respectively, of the total market value of this security type. Level 2 investments represent investments with observable inputs or matrix-priced investments while Level 3 investments represent investments without observable inputs.

	Optimum Large Cap Value Fund
Securities	Level 1	Level 2	Total
Common Stock	$1,234,953,669	$—	$1,234,953,669
Short-Term Investments	—	26,193,375	26,193,375

Total Value of Securities	$1,234,953,669	$26,193,375	$1,261,147,044

	Optimum Small-Mid Cap Growth Fund
Securities	Level 1	Level 2	Level 3	Total
Common Stock
Consumer Discretionary	$78,746,585	$—	$—	$78,746,585
Consumer Staples	3,069,365	—	—	3,069,365
Energy	11,118,379	—	—	11,118,379
Financials	52,941,829	—	—	52,941,829
Healthcare	85,078,261	—	—	85,078,261
Industrials	70,736,083	—	—	70,736,083
Information Technology	115,770,335	469,798	296,387	116,536,520
Materials	8,583,382	—	—	8,583,382
Telecommunication Services	3,515,335	—	—	3,515,335
Convertible Preferred Stock	—	—	6,108,878	6,108,878
Exchange-Traded Funds	3,016,347	—	—	3,016,347
Short-Term Investments	—	22,939,000	—	22,939,000

Total Value of Securities	$432,575,901	$23,408,798	$6,405,265	$462,389,964

(continues)                                                     139

Notes to financial statements

Optimum Fund Trust

3. Investments (continued)

	Optimum Small-Mid Cap Value Fund
Securities	Level 1	Level 2	Total
Common Stock	$445,523,442	$—	$445,523,442
Short-Term Investments	—	13,455,796	13,455,796

Total Value of Securities	$445,523,442	$13,455,796	$458,979,238

Securities valued at zero on the “Schedules of investments” are considered to be Level 3 investments in these tables.

During the year ended March 31, 2016, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Funds. This does not include transfers between Level 1 investments and Level 2 investments due to the Funds utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in each Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Funds’ NAV is determined) are established using a separate pricing feed from a third-party vendor designed to establish a price for each such security as of the time that the Fund’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. Each Fund’s policy is to recognize transfers between levels at the beginning of the period.

A reconciliation of Level 3 investments is presented when each Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to each Fund’s net assets. With the exception of Optimum Small-Mid Cap Growth Fund, management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to each Fund’s net assets at the end of the period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for Optimum Small-Mid Cap Growth Fund:

	Common Stock	Convertible Preferred Stock	Total
Beginning balance March 31, 2015	$133,374	$6,261,635	$6,395,009
Purchases	—	2,447,731	2,447,731
Sales	—	(1,313,030)	(1,313,030)
Net change in unrealized appreciation (depreciation)	163,013	(1,287,458)	(1,124,445)

Ending balance March 31, 2016	$296,387	$6,108,878	$6,405,265

Net change in unrealized appreciation (depreciation) from investments still held at the end of the period	$163,013	$(1,128,716)	$(965,703)

Sensitivity Analysis for Optimum Small-Mid Cap Growth Fund

Valuation: Each Fund fair values its financial instruments at fair value using independent pricing sources under the policies approved by the Board. The Pricing Committee is the committee formed by the advisor to develop pricing policies and procedures and to provide oversight of the pricing function for the Funds.

When market quotations are not readily available for one or more portfolio securities, the Funds’ NAV shall be calculated by using the “fair value” of the securities as determined by the Pricing Committee. Such “fair value” is the amount that a Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the size of the holding, (iii) the initial cost of the security, (iv) the existence of any contractual restrictions of the security’s disposition, (v) the price and extent of public trading in similar securities of the issuer or of comparable companies, (vi) quotations or evaluated prices from broker/dealers and/or pricing services, (vii) information obtained from the issuer, analysts, and/or appropriate stock exchange (for exchange-traded securities), (viii) an analysis of the company’s financial statements, and (ix) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Pricing Committee, or its delegate, employs various methods for calibrating these valuation approaches, including due diligence of the Funds’ pricing vendors and periodic back-testing of the prices that are fair valued under these procedures and reviews of any market related activity. The pricing of all securities fair valued by the Pricing Committee is subsequently reported to and approved by the Board on a quarterly basis.

Quantitative information about Level 3 fair value measurements for Optimum Small-Mid Cap Growth Fund:

Assets	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs	Weighted Average Discounted Enterprise Value / Revenue Multiple
Common stock	$296,387	Comparable Company Approach	Discounted Enterprise Value / Revenue Multiple	3.7x	NA

Convertible preferred stock	5,745,344	Comparable Company Approach	Enterprise Value / Revenue Multiple	2.2x to 6.0x	4.0x
	363,534	Probability Weighted Expected Return Method	Forward Enterprise Value / Revenue Multiple	3.7x	NA
Total convertible preferred stock	6,108,878
Total	$6,405,265

A significant change to the inputs may result in a significant change to the valuation.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2016 and 2015 were as follows:

Year ended March 31, 2016

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Ordinary income	$62,183,208	$4,359,777	$15,880,220	$14,923,587	$269,821	$303,097
Long-term capital gains	1,046,441	—	138,359,844	—	68,382,173	17,425,944
Return of Capital	—	—	—	—	9,441	33,216

Total	$63,229,649	$4,359,777	$154,240,064	$14,923,587	$68,661,435	$17,762,257

(continues)                                                     141

Notes to financial statements

Optimum Fund Trust

Year ended March 31, 2015

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Ordinary income	$45,890,893	$8,272,632	$46,602,612	$15,036,245	$5,821,786	$128,414
Long-term capital gains	—	—	107,508,571	—	40,926,830	36,766,566

Total	$45,890,893	$8,272,632	$154,111,183	$15,036,245	$46,748,616	$36,894,980

5. Components of Net Assets on a Tax Basis

As of March 31, 2016, the components of net assets on a tax basis were as follows:

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund
Shares of beneficial interest	$2,113,923,687	$630,284,986	$1,327,950,757
Undistributed ordinary income	3,500,100	1,202,104	—
Undistributed long-term capital gains	—	—	26,927,193
Capital loss carryforwards	(14,024,629)	(26,484,452)	—
Qualified late year ordinary losses deferred	—	—	(1,408,686)
Straddle losses deferred	(8,413,823)	—	—
Other temporary difference*	(970,052)	—	—
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	(8,428,943)	(22,053,241)	151,560,083

Net assets	$2,085,586,340	$582,949,397	$1,505,029,347

	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Share of beneficial interest	$1,055,505,321	$477,607,569	$445,252,942
Undistributed ordinary income	3,365,536	—	—
Capital loss carryforwards	(13,066,441)	—	—
Qualified late year ordinary losses deferred	—	(1,156,797)	—
Qualified late year capital losses deferred	(11,602,242)	(13,415,816)	(24,792,800)
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	229,599,295	(339,476)	40,127,954

Net assets	$1,263,801,469	$462,695,480	$460,588,096

*See Note 13.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, mark-to-market of foreign currency exchange contracts, mark-to-market of futures contracts, tax recognition of unrealized gain on passive foreign investment companies, tax treatment of contingent payment on debt instruments, amortization of premium on convertible securities, treasury inflation protected securities, troubled debt, partnership interest and swap contracts.

Qualified late year ordinary and capital losses (including currency and specified gain/loss items) represent losses realized from Jan. 1, 2016 through March 31, 2016 and Nov. 1, 2015 through March 31, 2016, respectively, that in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses, redesignation of dividends and distributions, gain (loss) on foreign currency transactions, tax treatment of partnerships, amortization of premium on convertible securities, CDS contracts, foreign capital gain tax, contingent payment on debt instruments, sale of passive foreign investment companies, and paydown gains (losses) of asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2016, the Funds recorded the following reclassifications:

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Undistributed (accumulated) net investment income (loss)	$513,172	$(231,561)	$5,801,024	$(10,140)	$4,429,804	$1,229,538
Accumulated net realized gain (loss)	(513,172)	231,561	(350,755)	10,140	269,735	326,366
Paid-in capital	—	—	(5,450,269)	—	(4,699,539)	(1,555,904)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At March 31, 2016, Optimum Large Cap Value Fund utilized $6,850,321 of capital loss carryforwards.

At March 31, 2016, Optimum Fixed Income Fund, Optimum Large Cap Growth, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund did not have any capital loss carryforwards outstanding. Capital loss carryforwards remaining at March 31, 2016 will expire as follows:

Year of Expiration	Optimum International Fund	Optimum Large Cap Value Fund
3/31/18	$4,316,656	$13,066,441

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, each Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Losses incurred that will be carried forward under the Act are as follows:

	Loss Carryforward Character
	Short-term	Long-term
Optimum Fixed Income Fund	$ 5,564,709	$8,459,920
Optimum International Fund	18,690,282	3,477,514

(continues)                                                     143

Notes to financial statements

Optimum Fund Trust

6. Capital Shares

Transactions in capital shares were as follows:

	Optimum		Optimum		Optimum
	Fixed Income		International		Large Cap
	Fund		Fund		Growth Fund
	Year ended		Year ended		Year ended
	3/31/16	3/31/15	3/31/16	3/31/15	3/31/16	3/31/15

Shares sold:
Class A	484,087	701,373	106,661	144,856	134,056	238,790
Class B	—	2,158	—	625	—	—
Class C	2,109,294	2,431,086	370,858	449,982	569,981	739,198
Institutional Class	50,670,245	57,659,471	16,417,062	14,726,160	16,932,034	25,086,102
Shares issued upon reinvestment of dividends and distributions:
Class A	126,444	101,608	4,638	9,420	233,634	293,955
Class B	—	359	—	49	—	2,683
Class C	363,757	258,942	—	5,556	992,070	1,166,611
Institutional Class	6,368,876	4,439,558	394,001	683,957	8,237,260	7,964,010

	60,122,703	65,594,555	17,293,220	16,020,605	27,099,035	35,491,349

Shares redeemed:
Class A	(831,370)	(896,505)	(160,976)	(168,763)	(510,659)	(515,858)
Class B	—	(55,793)	—	(16,823)	—	(47,783)
Class C	(3,222,618)	(2,506,285)	(552,865)	(385,205)	(1,879,403)	(1,385,681)
Institutional Class	(43,001,210)	(32,380,914)	(8,328,689)	(21,241,770)	(18,670,206)	(13,882,557)

	(47,055,198)	(35,839,497)	(9,042,530)	(21,812,561)	(21,060,268)	(15,831,879)

Net increase (decrease)	13,067,505	29,755,058	8,250,690	(5,791,956)	6,038,767	19,659,470

	Optimum		Optimum		Optimum
	Large Cap		Small-Mid Cap		Small-Mid Cap
	Value Fund		Growth Fund		Value Fund
	Year ended		Year ended		Year ended
	3/31/16	3/31/15	3/31/16	3/31/15	3/31/16	3/31/15

Shares sold:
Class A	143,327	245,216	33,959	48,945	33,499	40,325
Class C	531,160	713,968	127,921	145,303	113,119	126,685
Institutional Class	16,516,757	19,341,523	8,398,792	8,637,127	8,991,621	9,504,226
Shares issued upon reinvestment of dividends and distributions:
Class A	20,818	24,712	70,219	44,321	15,444	32,193
Class B	—	186	—	323	—	295
Class C	18,116	26,420	296,465	176,249	68,396	136,318
Institutional Class	937,805	911,060	5,097,525	2,854,903	1,361,942	2,434,118

	18,167,983	21,263,085	14,024,881	11,907,171	10,584,021	12,274,160

Shares redeemed:
Class A	(394,347)	(451,499)	(102,565)	(94,337)	(74,853)	(80,560)
Class B	—	(42,763)	—	(8,898)	—	(8,274)
Class C	(1,375,133)	(1,113,280)	(332,514)	(228,076)	(273,196)	(227,298)
Institutional Class	(14,408,404)	(13,915,081)	(8,288,503)	(5,717,697)	(8,979,943)	(5,333,870)

	(16,177,884)	(15,522,623)	(8,723,582)	(6,049,008)	(9,327,992)	(5,650,002)

Net increase	1,990,099	5,740,462	5,301,299	5,858,163	1,256,029	6,624,158

Effective Nov. 4, 2014, all remaining shares of Class B were converted to Class A shares. For the year ended March 31, 2015, the following shares and values were converted from Class B to Class A. The amounts are included in Class B redemptions and Class A subscriptions in the tables above and the “Statements of changes in net assets.”

	Year ended
	3/31/15
	Class B Shares	Class A Shares	Value
Optimum Fixed Income Fund	24,014	24,039	$232,918
Optimum International Fund	6,634	6,516	76,569
Optimum Large Cap Growth Fund	19,395	17,924	302,553
Optimum Large Cap Value Fund	17,595	17,473	276,645
Optimum Small-Mid Cap Growth Fund	3,651	3,368	51,725
Optimum Small-Mid Cap Value Fund	3,776	3,481	48,518

Certain shareholders may exchange shares of one class for another class in the same Fund. For the years ended March 31, 2016 and 2015, each Fund had the following exchange transactions. These exchange transactions are included as subscriptions and redemptions in the table above and the “Statements of changes in net assets.”

	Year ended			Year ended
	3/31/16			3/31/15
	Exchange	Exchange		Exchange	Exchange
	Redemptions	Subscriptions		Redemptions	Subscriptions
	Class C Shares	Class A Shares	Value	Class C Shares	Institutional Class Shares	Value
Optimum Fixed Income Fund	10,722	10,688	$102,288	978	973	$9,437
Optimum International Fund	1,512	1,476	17,488	133	129	1,532
Optimum Large Cap Growth Fund	4,535	4,109	73,970	381	336	5,988
Optimum Large Cap Value Fund	3,867	3,821	61,640	362	357	5,700
Optimum Small-Mid Cap Growth Fund	837	753	11,843	68	59	962
Optimum Small-Mid Cap Value Fund	652	587	7,731	60	52	764

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — Each Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may also enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may enter into these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. In addition, each Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, each Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty.

(continues)                                                     145

Notes to financial statements

Optimum Fund Trust

7. Derivatives (continued)

During the year ended March 31, 2016, the Funds used foreign currency exchange contracts to fix the U.S. dollar value of a security between trade date and settlement date, to hedge the U.S. dollar value of securities the Funds already own that are denominated in foreign currencies, and to facilitate or expedite the settlement of portfolio transactions.

During the year ended March 31, 2016, the Funds held foreign currency exchange contracts which are reflected on the “Statements of operations” under “Net realized and unrealized gain (loss) on foreign currency exchange contracts.”

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. Optimum Fixed Income Fund may use futures in the normal course of pursuing its investment objective. Optimum Fixed Income Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. The Fund posted $4,590,265 in securities collateral as margin for open futures contracts, which is presented on the “Schedules of investments.”

During the year ended March 31, 2016, Optimum Fixed Income Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and to facilitate investments in portfolio securities.

Options Contracts — Optimum Fixed Income Fund may enter into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in options written during the year ended March 31, 2016 for Optimum Fixed Income Fund were as follows:

Call options	Number of contracts	Premiums
Options outstanding March 31, 2015	2,200,159	$113,933
Options written	205,134,858	1,635,298
Options expired	(96,901,383)	(954,387)
Options terminated in closing purchase transactions	(37,323,634)	(539,742)

Options outstanding March 31, 2016	73,110,000	$255,102

Put options	Number of contracts	Premiums
Options outstanding March 31, 2015	41,700,159	$159,598
Options written	558,748,155	3,369,867
Options expired	(212,701,390)	(1,509,350)
Options terminated in closing purchase transactions	(119,346,560)	(668,501)

Options outstanding March 31, 2016	268,400,364	$1,351,614

During the year ended March 31, 2016, Optimum Fixed Income Fund used options contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions, to adjust the Fund’s overall exposure to certain markets, to receive premiums for writing options, to facilitate investments in portfolio securities, to protect the value of portfolio securities, and to manage the Fund’s exposure to changes in foreign currencies.

Swap Contracts — Optimum Fixed Income Fund may enter into currency swap contracts, index swap contracts, inflation swaps, interest rate swap contracts, and CDS contracts in the normal course of pursuing its investment objective. The Fund may invest in interest rate swaps to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may use currency swaps to protect against currency fluctuations. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC. (S&P) or Baa3 by Moody’s Investors Service Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Inflation Swaps. Inflation swap agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as the London Interbank Offered Rate (LIBOR). The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated, for bilateral swap contracts, by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended March 31, 2016, Optimum Fixed Income Fund used inflation swaps to hedge the inflation risk in nominal bonds (i.e., non-inflation-protected bonds) thereby creating “synthetic” inflation-indexed bonds.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by Optimum Fixed Income Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended March 31, 2016, Optimum Fixed Income Fund entered into interest rate swap contracts to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

(continues)                                                     147

Notes to financial statements

Optimum Fund Trust

7. Derivatives (continued)

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended March 31, 2016, Optimum Fixed Income Fund entered into CDS contracts as a purchaser and seller of protection, as a hedge against credit events. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for central cleared CDS basket trades, as determined by the applicable central counterparty.

As disclosed in the footnotes to the “Schedules of investments,” at March 31, 2016, the notional value of the protection sold was EUR 5,200,000 and USD 38,000,000, which reflects the maximum potential amount Optimum Fixed Income Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At March 31, 2016, net unrealized appreciation of the protection sold was $320,200.

CDS contracts may involve greater risks than if Optimum Fixed Income Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended March 31, 2016, Optimum Fixed Income Fund used CDS contracts to hedge against credit events, to enhance total return, and to gain exposure to certain securities or markets.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event Optimum Fixed Income Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedules of investments.”

Fair values of derivative instruments for Optimum Fixed Income Fund as of March 31, 2016 were as follows:

	Asset Derivatives Fair Value
Statements of Assets and Liabilities Location	Currency Contracts	Interest rate Contracts	Credit Contracts	Total
Unrealized appreciation on foreign currency exchange contracts	$2,964,883	$—	$—	$2,964,883
Variation margin due from broker on futures contracts*	166,764	770,123	—	936,887
Unrealized appreciation on swap contracts	—	1,697,692	529,568	2,227,260

Total	$3,131,647	$2,467,815	$529,568	$6,129,030

	Liability Derivatives Fair Value
Statements of Assets and Liabilities Location	Currency Contracts	Equity Contracts	Interest Contracts	Credit Contracts	Total
Unrealized depreciation on foreign currency exchange contracts	$(5,522,909)	$—	$—	$—	$(5,522,909)
Variation margin due to broker on futures contracts*	(2,880,801)	(77,415)	(14,843)	—	(2,973,059)
Options written, at value	(353,010)	—	(438,456)	(57)	(791,523)
Variation margin due to broker on centrally cleared swap contracts	—	—	(844,459)	(29,662)	(874,121)
Unrealized depreciation on swap contracts	—	—	(11,057,592)	(272,051)	(11,329,643)

Total	$(8,756,720)	$(77,415)	$(12,355,350)	$(301,770)	$(21,491,255)

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through March 31, 2016. Only current day variation margin is reported on Optimum Fixed Income Fund’s “Statements of assets and liabilities.”

The effect of derivative instruments on Optimum Fixed Income Fund’s “Statements of operations” for the year ended March 31, 2016 was as follows:

	Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Options Written	Swap Contracts	Total
Currency contracts	$11,394,962	$(4,292,658)	$(24,783)	$1,142,872	$—	$8,220,393
Equity contracts	—	142,778	—	—	—	142,778
Interest rate contracts	—	2,379,955	(622,755)	1,597,088	(2,800,892)	553,396
Credit contracts	—	—	—	39,207	(311,512)	(272,305)

Total	$11,394,962	$(1,769,925)	$(647,538)	$2,779,167	$(3,112,404)	$8,644,262

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign Currency Exchange Contracts	Futures Contracts	Options purchased	Options Written	Swap Contracts	Total
Currency contracts	$(10,425,024)	$(1,794,977)	$(7,509)	$(163,759)	$—	$(12,391,269)
Equity contracts	—	(77,415)	—	—	—	(77,415)
Interest rate contracts	—	601,774	(807,555)	899,461	(8,520,890)	(7,827,210)
Credit contracts	—	—	—	11,428	543,306	554,734

Total	$(10,425,024)	$(1,270,618)	$(815,064)	$747,130	$(7,977,584)	$(19,741,160)

(continues)                                                     149

Notes to financial statements

Optimum Fund Trust

7. Derivatives (continued)

Derivatives generally. The tables below summarize the average balance of derivative holdings by the Funds during the year ended March 31, 2016.

	Long Derivative Volume
	Optimum Fixed Income Fund		Optimum International Fund		Optimum Large Cap Growth Fund		Optimum Large Cap Value Fund		Optimum Small-Mid Cap Growth Fund
Foreign currency exchange contracts (average cost)	USD	92,318,914	USD	708,781	USD	14,043	USD	3,551	USD	18,389
Futures contracts (average notional value)		268,039,209		—		—		—		—
Options contracts (average notional value)		497,033		—		—		—		—
CDS contracts (average notional value)*	EUR	3,294,743		—		—		—		—
	USD	14,641,707		—		—		—		—
Inflation swap contracts (average notional value)**		2,313,043		—		—		—		—
Interest rate swap contracts (average notional value)**	BRL	37,583,004		—		—		—		—
	CAD	5,434,783		—		—		—		—
	EUR	3,983,794		—		—		—		—
	GBP	4,322,134		—		—		—		—
	MXN	980,743,083		—		—		—		—
	USD	229,257,648		—		—		—		—

	Short Derivative Volume
	Optimum Fixed Income Fund		Optimum International Fund		Optimum Large Cap Growth Fund		Optimum Large Cap Value Fund		Optimum Small-Mid Cap Growth Fund
Foreign currency exchange contracts (average cost)	USD	273,917,153	USD	339,153	USD	31,192	USD	17,400	USD	8,042
Futures contracts (average notional value)		943,808,157		—		—		—		—
Options contracts (average notional value)		838,948		—		—		—		—
CDS contracts (average notional value)*	EUR	4,987,352		—		—		—		—
	USD	43,672,660		—		—		—		—

*Long represents buying protection and short represents selling protection.

**Long represents receiving fixed interest payments and short represents paying fixed interest payments.

At March 31, 2016, for bilateral derivative contracts, Optimum Fixed Income Fund posted $1,070,000 in cash collateral for certain open derivatives, which is presented as “Cash collateral due from brokers” on the “Statements of assets and liabilities.” Optimum Fixed Income Fund posted $5,938,875 in cash collateral for certain centrally cleared derivatives, which is presented as “Cash collateral due from brokers” on the “Statements of assets and liabilities.” At March 31, 2016, the Fund received $4,869,000 in cash collateral and $630,307 in securities collateral for certain open derivatives. Cash collateral received is presented as “Cash collateral due to brokers” on the “Statements of assets and liabilities.”

8. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expanded disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statements of assets and liabilities” and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarified which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate its counterparty risk, each Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy, or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statements of assets and liabilities.”

At March 31, 2016, Optimum Fixed Income Fund and Optimum International Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

	Optimum Fixed Income Fund
Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Bank of America Merrill Lynch	$449,007	$(704,286)	$(255,279)
BNP Paribas	52,753	(948,288)	(895,535)
Citigroup Global Markets	377,617	(1,850,616)	(1,472,999)
Deutsche Bank	1,224,227	(286,168)	938,059
Goldman Sachs	13,167	(8,094)	5,073
Hong Kong Shanghai Bank	—	(24,431)	(24,431)
JPMorgan Chase Bank	1,572,038	(2,125,232)	(553,194)
Morgan Stanley Capital	827,606	(16,016)	811,590
Toronto Dominion Bank	4,582	(18,562)	(13,980)
UBS	13,095	—	13,095

Total	$4,534,092	$(5,981,693)	$(1,447,601)

(continues)                                                     151

Notes to financial statements

Optimum Fund Trust

8. Offsetting (continued)

		Optimum Fixed Income Fund
Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
Bank of America Merrill Lynch	$(255,279)	$—	$—	$—	$255,279	$—
BNP Paribas	(895,535)	—	—	—	780,000	(115,535)
Citigroup Global Markets	(1,472,999)	—	—	—	—	(1,472,999)
Deutsche Bank	938,059	—	(190,000)	—	—	748,059
Goldman Sachs	5,073	—	—	—	—	5,073
Hong Kong Shanghai Bank	(24,431)	—	—	—	—	(24,431)
JPMorgan Chase Bank	(553,194)	—	—	—	—	(553,194)
Morgan Stanley Capital	811,590	—	(811,590)	—	—	—
Toronto Dominion Bank	(13,980)	—	—	—	—	(13,980)
UBS	13,095	—	—	—	—	13,095

Total	$(1,447,601)	$—	$(1,001,590)	$—	$1,035,279	$(1,413,912)

	Optimum International Fund
Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Brown Brothers Harriman	$6	$(27)	$(21)

		Optimum International Fund
Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
Brown Brothers Harriman	$(21)	$—	$—	$—	$—	$(21)

Repurchase Agreements

Repurchase agreements are entered into by a Fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits a Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, a Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund would recognize a liability with respect to such excess collateral. The liability reflects a Fund’s obligation under bankruptcy law to return the excess to the counterparty. As of March 31, 2016, the following tables are a summary of each Fund’s repurchase agreements by counterparty which are subject to offset under an MRA:

	Optimum Fixed Income Fund
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Collateral Received	Net Exposure(a)

Bank of America Merrill Lynch	$15,662,459	$(15,662,459)	$—	$(15,662,459)	$—
Bank of Montreal	26,104,099	(26,104,099)	—	(26,104,099)	—
BNP Paribas	31,526,442	(31,526,442)	—	(31,526,442)	—

Total	$73,293,000	$(73,293,000)	$—	$(73,293,000)	$—

	Optimum International Fund
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Collateral Received	Net Exposure(a)

Bank of America Merrill Lynch	$158,990	$(158,990)	$—	$(158,990)	$—
Bank of Montreal	264,984	(264,984)	—	(264,984)	—
BNP Paribas	320,026	(320,026)	—	(320,026)	—

Total	$744,000	$(744,000)	$—	$(744,000)	$—

	Optimum Large Cap Growth Fund
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Collateral Received	Net Exposure(a)

Bank of America Merrill Lynch	$3,403,758	$(3,403,758)	$—	$(3,403,758)	$—
Bank of Montreal	5,672,930	(5,672,930)	—	(5,672,930)	—
BNP Paribas	6,851,312	(6,851,312)	—	(6,851,312)	—

Total	$15,928,000	$(15,928,000)	$—	$(15,928,000)	$—

	Optimum Large Cap Value Fund
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Collateral Received	Net Exposure(a)

Bank of America Merrill Lynch	$5,061,188	$(5,061,188)	$—	$(5,061,188)	$—
Bank of Montreal	8,435,314	(8,435,314)	—	(8,435,314)	—
BNP Paribas	10,187,498	(10,187,498)	—	(10,187,498)	—

Total	$23,684,000	$(23,684,000)	$—	$(23,684,000)	$—

(continues)                                                     153

Notes to financial statements

Optimum Fund Trust

8. Offsetting (continued)

	Optimum Small-Mid Cap Growth Fund
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Collateral Received	Net Exposure(a)

Bank of America Merrill Lynch	$4,901,985	$(4,901,985)	$—	$(4,901,985)	$—
Bank of Montreal	8,169,974	(8,169,974)	—	(8,169,974)	—
BNP Paribas	9,867,041	(9,867,041)	—	(9,867,041)	—

Total	$22,939,000	$(22,939,000)	$—	$(22,939,000)	$—

	Optimum Small-Mid Cap Value Fund
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Collateral Received	Net Exposure(a)

Bank of America Merrill Lynch	$2,871,868	$(2,871,868)	$—	$(2,871,868)	$—
Bank of Montreal	4,786,446	(4,786,446)	—	(4,786,446)	—
BNP Paribas	5,780,686	(5,780,686)	—	(5,780,686)	—

Total	$13,439,000	$(13,439,000)	$—	$(13,439,000)	$—

Reverse repurchase agreements

Borrowed bond agreements, repurchase, reverse repurchase transactions, and treasury roll transactions are entered into by Optimum Fixed Income Fund under MRA which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, borrowed bond agreements and treasury roll transactions, typically the Fund and the counterparties are permitted to sell, repledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of March 31, 2016, the following table is a summary of Optimum Fixed Income Fund’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

	Optimum Fixed Income Fund
Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Pledged	Net Collateral Pledged	Net Exposure(a)

Bank of America Merrill Lynch	$(3,308,250)	$3,308,250	$—	$3,308,250	$—

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Securities Lending

Securities lending transactions are entered into by Optimum International Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of March 31, 2016, the following table is a summary of Optimum International Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received	Fair value of Non-Cash Collateral Received	Net Exposure(a)

The Bank of New York Mellon	$25,271,845	$(23,444,624)	$(2,787,326)	$(960,105)

(a)Net exposure represents the net receivable (payable) that would be due from (to) the counterparty in the event of default.

9. Securities Lending

Each Fund may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities that are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Prior to Dec. 29, 2015, cash collateral received was generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust), a pooled account established by BNY Mellon for the use of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust sought to maintain a NAV per unit of $1.00. Under the previous investment guidelines, the Collective Trust was permitted to invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities, and in repurchase agreements collateralized by such securities, provided that the Collective Trust would generally have a dollar-weighted average portfolio maturity of 60 days or less.

On Dec. 29, 2015, the assets in the Collective Trust were transferred to a series of individual separate accounts, each corresponding to a Fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by U.S. Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds or, at the discretion of the lending agent, replace the loaned securities. The Funds continue to record dividends or interest, as applicable, on the securities loaned and are subject to changes in value of the securities loaned that may occur during the term of the loan. The Funds have

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Notes to financial statements

Optimum Fund Trust

9. Securities Lending (continued)

the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Funds receive loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Funds, the security lending agent, and the borrower. The Funds record security lending income net of allocations to the security lending agent and the borrower.

Each Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Fund’s cash collateral account may be less than the amount a Fund would be required to return to the borrowers of the securities and that Fund would be required to make up for this shortfall.

Investments purchased with cash collateral are presented on the “Schedules of investments” under the caption “Securities Lending Collateral.” At March 31, 2016, Optimum Fixed Income Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund had no securities on loan.

10. Credit and Market Risk

Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

Optimum Fixed Income Fund invests in high yield fixed income securities, which are securities rated lower than BBB by S&P and lower than Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Optimum Fixed Income Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

Optimum Fixed Income Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Optimum Fixed Income Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund invest a significant portion of their assets in small- and mid-sized companies. Investments in small- and mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund may invest in REITs and are subject to the risks associated with that industry. If a Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended March 31, 2016. The Funds’ REIT holdings are also affected by interest rate changes, particularly if the REITs they hold use floating rate debt to finance their ongoing operations.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933 (the Act), as amended, and other securities which may not be readily marketable. The Funds may also invest in securities exempt from registration under Section 4(a)(2) of the Act, which exempts from registration transactions by an issuer not involving any public offering. The relative illiquidity of these securities may impair the Funds from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Trust’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the “Schedules of investments.” When monitoring compliance with the Funds’ illiquid limit, certain holdings that are common to multiple clients of the investment manager may be aggregated and considered illiquid in the aggregate solely for monitoring purposes. For purposes of determining illiquidity for financial reporting purposes, only the holdings of these Funds will be considered.

11. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share.” The amendments in this update are effective for the Funds for fiscal years beginning after Dec. 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at NAV per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

13. General Motors Term Loan Litigation

Optimum Fixed Income Fund received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Fund in 2009. We believe the matter subject to the litigation notice will likely lead to a recovery from the Fund of certain amounts received by the Fund because a U.S. Court of Appeals has ruled that the Fund and similarly situated investors were unsecured creditors rather than secured lenders of G.M. as a result of an erroneous Uniform Commercial Code filing made by a third party. The Fund received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon the court ruling the estate is seeking to recover such amounts arguing that, as unsecured creditors, the Fund should not have received payment in full. Based upon currently available information

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Notes to financial statements

Optimum Fund Trust

related to the litigation and the Fund’s potential exposure, the Fund recorded a liability of $1,385,788 and an asset of $415,736 based on the expected recoveries to unsecured creditors as of March 31, 2016 that resulted in a net decrease in the Fund’s NAV to reflect this likely recovery.

14. Subsequent Events

On March 17, 2016, the Board approved a proposal to terminate CWAM and Wellington Management as sub-advisors and to appoint Peregrine Capital Management (Peregrine) and Columbus Circle Investors (CCI) as sub-advisors to Optimum Small-Mid Cap Growth Fund. The termination of CWAM and Wellington Management was effective on April 1, 2016.

Management has determined that no other material events or transactions occurred subsequent to March 31, 2016 that would require recognition or disclosure in the Funds’ financial statements.

Report of independent

registered public accounting firm

To the Board of Trustees of Optimum Fund Trust and the Shareholders of

Optimum Fixed Income Fund

Optimum International Fund

Optimum Large Cap Growth Fund

Optimum Large Cap Value Fund

Optimum Small-Mid Cap Growth Fund

Optimum Small-Mid Cap Value Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund (constituting Optimum Fund Trust, hereafter referred to as the “Funds”) at March 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations of security purchases had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 26, 2016

Other Fund information

(Unaudited)

Optimum Fund Trust

Tax Information

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Funds. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended March 31, 2016, each Fund reports distributions paid during the year as follows:

	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions* (Tax Basis)	(C) Return of Capital Distributions (Tax Basis)	Total Distributions (Tax Basis)	(D) Qualifying Dividends[1]
Optimum Fixed Income Fund	1.65%	98.35%	—	100.00%	—
Optimum International Fund	—	100.00%	—	100.00%	81.10%
Optimum Large Cap Growth Fund	89.70%	10.30%	—	100.00%	28.71%
Optimum Large Cap Value Fund	—	100.00%	—	100.00%	100.00%
Optimum Small-Mid Cap Growth Fund	99.60%	0.39%	0.01%	100.00%	—
Optimum Small-Mid Cap Value Fund	98.11%	1.70%	0.19%	100.00%	—

(A), (B) and (C) are based on a percentage of each Fund’s total distributions.

(D) is based on a percentage of each Fund’s ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended March 31, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Funds from ordinary income reported as qualified income are as reported in the following table. Complete information will be computed and reported in conjunction with your 2016 Form 1099-DIV.

Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
—	81.10%	30.62%	100.00%	—	—

Optimum International Fund intends to pass through foreign tax credits in the maximum amount of $786,889. The gross foreign source income earned during the fiscal year 2016 by the Fund was $13,551,608.

Board Consideration of Optimum Small-Mid Cap Value Fund Sub-Advisory Agreement at a Meeting Held December 16-17, 2015 and Optimum Small-Mid Cap Growth Fund Sub-Advisory Agreements at a Meeting Held March 17-18, 2016

At a meeting held on December 16-17, 2015, the Board of Trustees of Optimum Fund Trust, including a majority of non-interested or independent Trustees (the “Independent Trustees”), approved a new Sub-Advisory Agreement between Delaware Management Company (“DMC” or “Management”) and LSV Asset Management (“LSV”) for the Optimum Small-Mid Cap Value Fund (the “Smid Value Fund”). LSV replaced The Delafield Group, a division of Tocqueville Asset Management L.P. (“Tocqueville”), and The Killen Group, Inc. (“Killen”) as a sub-advisor to the Smid Value Fund.

In addition, at a meeting held on March 17-18, 2016, the Board of Trustees, including the Independent Trustees, approved a new Sub-Advisory Agreement between DMC and each of Columbus Circle Investors (“CCI”) and Peregrine Capital Management, Inc. (“Peregrine”) for the Optimum Small-Mid Cap Growth Fund (the “Smid Growth Fund”, and together with the Smid Value Fund, the “Funds”). CCI and Peregrine replaced Columbia Wanger Asset Management, LLC (“CWAM”) and Wellington Management Company LLP (“Wellington Management”) as sub-advisors to the Smid Growth Fund. LSV, CCI and Peregrine may also be referenced as “Sub-Advisor(s)” below.

In reaching such decisions, the Board considered and reviewed information about each of the Sub-Advisors, including its personnel, operations and financial condition, which had been provided by the Sub-Advisors. The Board also reviewed material furnished by DMC (with the assistance of its consultant, LPL Financial LLC), including: a memorandum from DMC reviewing the Sub-Advisory Agreements and the various services proposed to be rendered by the Sub-Advisors; research and analysis concerning DMC’s proposal of the Sub-Advisors for the Funds; a description of the proposed sub-advisory fees under each of the Sub-Advisory Agreements, along with fees that each Sub-Advisor charges comparable accounts; information concerning each Sub-Advisor’s organizational structure and the experience of its investment management personnel; a “due diligence” report describing various material items in relation to each Sub-Advisor’s personnel, organization and policies; copies of each Sub-Advisor’s Form ADV, compliance policies and procedures and its Code of Ethics; and a copy of the Sub-Advisory Agreements.

In considering such information and materials, the Independent Trustees received assistance and advice from and met separately with independent counsel. The materials prepared by Management specifically in connection with the approval of the Sub-Advisory Agreements were sent to the Independent Trustees in advance of the Board Meetings. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decisions. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

Nature, extent, and quality of services. In considering the nature, extent and quality of the services to be provided by the Sub-Advisors, the Board reviewed the services to be provided by the Sub-Advisors pursuant to the Sub-Advisory Agreements, noting specifically that each Sub-Advisory Agreement contains substantially similar provisions to those in the Sub-Advisory agreements of the prior sub-advisors, except for the provisions relating to the fees. The Board reviewed materials provided by the Sub-Advisors regarding the experience and qualifications of personnel who will be responsible for managing each Sub-Advisor’s portion of their respective Fund. The Board also placed weight on the performance of representative Sub-Advisor portfolios that utilized the investment process and parameters that would be employed by each Sub-Advisor on behalf of the portion of its respective Fund (each a “Sub-Advisor Account(s)”). The Board also considered that each Sub-Advisor would co-manage the Fund with another adviser. For Smid Value Fund, LSV would co-manage with Westwood Management Corp. (“Westwood”). For Smid Growth Fund, CCI and Peregrine would co-manage with each other. The Board considered the compatibility of the two advisers’ investment philosophies and methodologies for each Fund. Based upon these considerations, the Board was satisfied with the nature and quality of the overall services to be provided by the Sub-Advisors to each Fund and its shareholders and was confident in the abilities of the Sub-Advisors to provide quality services to the Funds and their shareholders.

Investment performance. The Board reviewed information on the performance of the Sub-Advisor Accounts over various time periods. The Board also reviewed a “combination analysis” showing various performance metrics that would have resulted from combining the performance of each Sub-Advisor Account with the performance of each Fund’s co-manager over various time periods measured in several different ways. In respect to such analysis for the Smid Value Fund, the Board noted that LSV’s investment style was expected to complement that followed by Westwood, and that LSV’s investment strategy was expected to provide a better balance to Westwood’s investment philosophy than Killen and Tocqueville had provided. Based on CCI / Peregrine’s historical portfolio characteristics, the Board noted that the CCI / Peregrine combination for the Smid Growth Fund was expected to produce a portfolio more in line with the Fund’s benchmark than the CWAM / Wellington Management combination, while still seeking to provide excess returns to the Smid Growth Fund’s benchmark. The Board believed such information and analysis evidenced the benefits to the Funds and high quality of portfolio management services expected to be provided by the Sub-Advisors under the Sub-Advisory Agreements.

Comparative expenses. In considering the appropriateness of the sub-advisory fees to be charged by the Sub-Advisors, the Board reviewed and considered the sub-advisory fees in light of the nature, extent and quality of the sub-advisory services to be provided by the Sub-Advisors, as more fully described above. The Board noted that the sub-advisory fees are paid by DMC and are not additional fees borne by the Funds. The Board also noted that the sub-advisory fees to be paid by DMC to the Sub-Advisors were the product of arms-length negotiations between DMC and the Sub-Advisors, and the Board considered the allocation of the investment management fees charged to the Fund between DMC and the Sub-Advisors in light of the nature, extent and quality of the investment management services provided, and to be provided by, DMC and the Sub-Advisors. In particular, the Board was provided with a description of fees to be charged by LSV under its Sub-Advisory Agreement for the Smid Value Fund, which showed them to be slightly lower than the sub-advisory fees charged by each of Killen and Tocqueville under its respective Sub-Advisory agreement at the Fund’s current amount of assets under management. The Board was also provided with a description of fees to be charged by each of CCI and Peregrine under its Sub-Advisory Agreement for the Smid Growth Fund, which showed them to be lower than the sub-advisory fees charged by each of CWAM and Wellington Management under their respective Sub-Advisory agreements at

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Other Fund information

(Unaudited)

Optimum Fund Trust

Board Consideration of Optimum Small-Mid Cap Value Fund Sub-Advisory Agreement at a Meeting Held December 16-17, 2015 and Optimum Small-Mid Cap Growth Fund Sub-Advisory Agreements at a Meeting Held March 17-18, 2016 (continued)

the Fund’s current amount of assets under management. The Board discussed the impact that the differences in fees would have on DMC’s profitability for each Fund, and the Board discussed with Management how such difference in fees would be taken into consideration when Management evaluated expense caps for the Funds. The Board also was provided with information showing that each Sub-Advisor’s fees were competitive with those charged by that Sub-Advisor to other comparable investment companies or accounts, and was informed by Management that each Sub-Advisor’s fees were competitive with fees of other investment managers being considered as possible sub-advisors to the respective Fund. The Board also noted that the management fee paid by each Fund to DMC would stay the same at current asset levels. Based upon such facts, the Board believed that the fees to be charged by each Sub-Advisor under its Sub-Advisory Agreement were acceptable in relation to the services being provided.

Profitability and economies of scale. The Board was informed that the Sub-Advisors may receive certain fall-out benefits in connection with their relationship with the Funds, such as benefits relating to soft-dollar arrangements. Information about each Sub-Advisor’s profitability from its relationship with its respective Fund was not available because it had not begun to provide services to the Fund. The Trustees also noted that economies of scale are shared with the Smid Value Fund and its shareholders through investment management fee breakpoints so that as the Fund grows in size, its effective investment management fee rate declines. The Board considered that the asset size of the Smid Value Fund, as of Nov. 30, 2015, exceeded the last fee breakpoint under its respective investment management agreement. The Trustees noted, however, that the actual investment management fee charged to the Fund was also limited as a result of management expense caps, and while intending to monitor the need for additional breakpoints, believed it unlikely that meaningful economies of scale currently existed in the management of such Fund. For the Smid Growth Fund, the Board noted that it has a fixed investment management fee of 1.1% at all asset levels without breakpoints, but in view of the nature of the Smid Growth Fund, its asset level of approximately $433 million at Feb. 29, 2016, and the fact that the actual investment management fee charged the Smid Growth Fund was reduced as a result of management expense caps, the Trustees believed that no meaningful economies of scale currently existed.

Proxy Results

At a Special Meeting of Shareholders of Optimum Fund Trust (the “Trust”), on behalf of Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Value Fund, Optimum Large Cap Growth Fund, Optimum Small-Mid Cap Value Fund, and Optimum Small-Mid Cap Growth Fund (each, a “Fund” and together, the “Funds”) held on Sept. 15, 2015 and reconvened on October 14, 2015 and Nov. 24, 2015 and Jan. 8, 2016, the shareholders of the Trust / each Fund voted to: (i) elect a Board of Trustees for the Trust; (ii) revise the fundamental investment restriction relating to lending for each Fund; (iii) approve the implementation of a new “manager of managers” order for each Fund; and (iv) revise provisions of the Trust’s Agreement and Declaration of Trust related to shareholder disclosure of certain information upon board demand.

At the reconvened meeting on Oct. 14, 2015, the following people were elected to serve as Independent Trustees: Robert J. Christian; Durant Adams Hunter; Pamela J. Moret; Stephen P. Mullin; Robert A. Rudell; and Jon Socolofsky. In addition, Shawn Lytle and Dan Arnold were elected to serve as Interested Trustees. In addition, shareholders approved the revision to the Trust’s Agreement and Declaration of Trust related to shareholder disclosure of certain information upon board demand. Details of the shareholder meeting results for these proposals were included in the Trust’s semiannual report to shareholders, dated Sept. 30, 2015.

At the reconvened meeting held on Nov. 24, 2015 for the Optimum Fixed Income Fund and held on Jan. 8, 2016 for the other five Funds within the Trust, the following proposals were approved: (i) to revise the fundamental investment restriction relating to lending for each Fund and (ii) to approve the implementation of a new “manager of managers” order for each Fund.

The following proposals were submitted and passed by a vote of the Optimum Fixed Income Fund shareholders on Nov. 24, 2015, and such proposals were also submitted and passed by a vote of the shareholders of the other five Funds within the Trust on Jan. 8, 2016:

1. To revise the fundamental investment restriction relating to lending.

A quorum of the shares outstanding for each Fund was present, and the votes passed with a majority of those shares. The results were as follows:

Optimum Fixed Income Fund

Shares voted for	89,962,605.493
Percentage of outstanding shares	41.978%
Percentage of shares voted	81.439%
Shares voted against	3,590,077.102
Percentage of outstanding shares	1.675%
Percentage of shares voted	3.250%
Shares abstained	4,962,543.409
Percentage of outstanding shares	2.315%
Percentage of shares voted	4.492%
Broker non-votes	11,952,367.277

Optimum Small-Mid Cap Value Fund

Shares voted for	15,759,548.608
Percentage of outstanding shares	42.037%
Percentage of shares voted	83.720%
Shares voted against	610,294.665
Percentage of outstanding shares	1.628%
Percentage of shares voted	3.243%
Shares abstained	1,206,579.594
Percentage of outstanding shares	3.218%
Percentage of shares voted	6.409%
Broker non-votes	1,247,856.069

Optimum International Fund

Shares voted for	18,453,272.996
Percentage of outstanding shares	40.550%
Percentage of shares voted	80.201%
Shares voted against	704,677.353
Percentage of outstanding shares	1.548%
Percentage of shares voted	3.062%
Shares abstained	1,347,756.567
Percentage of outstanding shares	2.962%
Percentage of shares voted	5.857%
Broker non-votes	2,402,182.776

Optimum Large Cap Growth Fund

Shares voted for	35,789,653.205
Percentage of outstanding shares	39.359%
Percentage of shares voted	77.360%
Shares voted against	1,400,852.810
Percentage of outstanding shares	1.540%
Percentage of shares voted	3.028%
Shares abstained	2,691,597.241
Percentage of outstanding shares	2.960%
Percentage of shares voted	5.818%
Broker non-votes	6,381,788.422

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Other Fund information

(Unaudited)

Optimum Fund Trust

Proxy Results (continued)

Optimum Large Cap Value Fund

Shares voted for	32,530,883.284
Percentage of outstanding shares	39.542%
Percentage of shares voted	77.710%
Shares voted against	1,240,466.024
Percentage of outstanding shares	1.508%
Percentage of shares voted	2.964%
Shares abstained	2,415,424.621
Percentage of outstanding shares	2.936%
Percentage of shares voted	5.769%
Broker non-votes	5,675,607.177

Optimum Small-Mid Cap Growth Fund

Shares voted for	14,554,485.384
Percentage of outstanding shares	41.698%
Percentage of shares voted	82.920%
Shares voted against	571,490.351
Percentage of outstanding shares	1.637%
Percentage of shares voted	3.256%
Shares abstained	1,100,642.250
Percentage of outstanding shares	3.799%
Percentage of shares voted	7.554%
Broker non-votes	1,326,021.299

2. To approve the implementation of a new “Manager of Managers” order.

A quorum of the shares outstanding for each Fund was present, and the votes passed with a majority of those shares. The results were as follows:

Optimum Fixed Income Fund

Shares voted for	90,340,198.503
Percentage of outstanding shares	42.154%
Percentage of shares voted	81.780%
Shares voted against	3,404,584.856
Percentage of outstanding shares	1.588%
Percentage of shares voted	3.082%
Shares abstained	4,770,442.645
Percentage of outstanding shares	2.226%
Percentage of shares voted	4.319%
Broker non-votes	11,952,367.277

Optimum Small-Mid Cap Value Fund

Shares voted for	15,824,451.892
Percentage of outstanding shares	42.210%
Percentage of shares voted	84.065%
Shares voted against	609,254.948
Percentage of outstanding shares	1.625%
Percentage of shares voted	3.237%
Shares abstained	1,142,716.027
Percentage of outstanding shares	3.048%
Percentage of shares voted	6.070%
Broker non-votes	1,247,856.069

Optimum International Fund

Shares voted for	18,453,272.996
Percentage of outstanding shares	40.550%
Percentage of shares voted	80.201%
Shares voted against	704,677.353
Percentage of outstanding shares	1.548%
Percentage of shares voted	3.062%
Shares abstained	1,448,919.443
Percentage of outstanding shares	3.184%
Percentage of shares voted	6.297%
Broker non-votes	2,402,182.776

Optimum Large Cap Growth Fund

Shares voted for	36,016,685.424
Percentage of outstanding shares	39.608%
Percentage of shares voted	77.851%
Shares voted against	1,369,182.657
Percentage of outstanding shares	1.506%
Percentage of shares voted	2.960%
Shares abstained	2,496,235.175
Percentage of outstanding shares	2.745%
Percentage of shares voted	5.395%
Broker non-votes	6,381,788.422

Optimum Large Cap Value Fund

Shares voted for	32,709,089.052
Percentage of outstanding shares	39.759%
Percentage of shares voted	78.135%
Shares voted against	1,260,385.079
Percentage of outstanding shares	1.532%
Percentage of shares voted	3.011%
Shares abstained	2,217,299.798
Percentage of outstanding shares	2.695%
Percentage of shares voted	5.297%
Broker non-votes	5,675,607.177

Optimum Small-Mid Cap Growth Fund

Shares voted for	14,633,262.591
Percentage of outstanding shares	41.924%
Percentage of shares voted	83.368%
Shares voted against	562,119.844
Percentage of outstanding shares	1.601%
Percentage of shares voted	3.203%
Shares abstained	1,031,235.550
Percentage of outstanding shares	2.954%
Percentage of shares voted	5.875%
Broker non-votes	1,326,021.299

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Board of trustees and officers addendum

Optimum Fund Trust

A mutual fund is governed by a Board of Trustees, which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers of the Trust with certain background and related information.

Name, Address, and Age	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEES
Dan H. Arnold[2]	Trustee	September 19, 2012	President —	6	None
2005 Market Street		to present	LPL Financial LLC
Philadelphia, PA 19103			(2015-Present)

Age 51			Chief Financial Officer
LPL Financial LLC
(2012-2015)

Managing Director, Head of Strategy —
LPL Financial LLC
(2011-2012)

Divisional President of Institutional
Services —
LPL Financial LLC
(2007-2011)

Shawn K. Lytle[2,4]	Trustee,	Trustee since	Mr. Lytle has served as	6	Trustee —
2005 Market Street	President and Chief	October 14, 2015;	President of		Delaware Investments®
Philadelphia, PA 19103	Executive Officer	President and Chief	Delaware Investments[3]		Family of Funds
		Executive Officer	since June 2015		(64 funds)
Age 46		since June 2015	and was the Regional Head		(September 2015-present)
of Americas for UBS Global
Asset Management
from 2010 through 2015.
INDEPENDENT TRUSTEES
Robert J. Christian	Chairman	November 1, 2007	Private Investor	6	Trustee — FundVantage
2005 Market Street	and Trustee	to present	(2006-Present)		Trust (34 mutual funds)
Philadelphia, PA 19103					(2007-present)
Chief Investment Officer
Age 67			Wilmington Trust Corporation
(Trust Bank)
(1996-2006)

Durant Adams Hunter	Trustee	July 17, 2003	Managing Partner — Ridgeway Partners	6	None
2005 Market Street		to present	(Executive Recruiting)
Philadelphia, PA 19103			(2004-Present)

Age 67

Pamela J. Moret	Trustee	October 1, 2013	Private Investor	6	Director – Blue Cross
2005 Market Street		to present	(2015–Present)		Blue Shield of Minnesota
Philadelphia, PA 19103					(2014-present)

Chief Executive Officer —
Age 60			brightpeak financial
(2011-June 2015)

Senior Vice President —
Thrivent Financial for Lutherans
(2002-June 2015)

Name, Address, and Age	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INDEPENDENT TRUSTEES (continued)
Stephen Paul Mullin	Trustee	July 17, 2003	President —	6	None
2005 Market Street		to present	Econsult Solutions, Inc.
Philadelphia, PA 19103			(Economic Consulting)
(2013-Present)
Age 60
Senior Vice President —
Econsult Corporation
(Economic Consulting)
(2000-2013)

Robert A. Rudell	Trustee	July 17, 2003	Private Investor	6	Director and Independent
2005 Market Street		to present	(2002–Present)		Chairman —
Philadelphia, PA 19103					Heartland Funds
(3 mutual funds)
Age 67					(2005-present)

Jon Edward	Trustee	July 17, 2003	President — H&S	6	None
Socolofsky		to present	Enterprises of Minocqua, LLC
2005 Market Street			(Commercial real estate developer)
Philadelphia, PA 19103			(2005-Present)

Age 70			Private Investor
(2002–Present)
OFFICERS

David F. Connor	Senior Vice President,	Senior Vice President	Mr. Connor has served in	6	None[4]
2005 Market Street	General Counsel,	since May 2013;	various capacities at
Philadelphia, PA 19103	and Secretary	General Counsel	different times at
		since May 2015;	Delaware Investments[3].
Age 52		Secretary since
October 2005

Daniel V. Geatens	Vice President	September 20, 2007	Mr. Geatens has served in	6	None[4]
2005 Market Street	and Treasurer	to present	various capacities at
Philadelphia, PA 19103			different times at
Delaware Investments[3].
Age 43

Richard Salus	Senior	January 1, 2006	Mr. Salus has served in	6	None[4]
2005 Market Street	Vice President	to present	various executive capacities
Philadelphia, PA 19103	and		at different times at
	Chief Financial		Delaware Investments[3].
Age 52	Officer

[1]	The term “Fund Complex” refers to the Funds in the Optimum Fund Trust.
[2]	“Interested persons” of the Funds by virtue of their executive and management positions or relationships with the Fund’s service providers or sub-service providers.
[3]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Trust’s manager, principal underwriter and service agent.
[4]	Messrs. Lytle, Connor, Geatens, and Salus also serve in similar capacities for the Delaware Investments® Family of Funds, a fund complex also managed and distributed by Delaware Investments with 64 funds.

The Statement of Additional Information for the Funds includes additional information about the Trustees and Officers and is available, without charge, upon request by calling your financial advisor or 800 914-0278.

(continues)                                                     167

About the organization

This annual report is for the information of Optimum Fund Trust shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Optimum Fund Trust and the fact sheet for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Dan H. Arnold

President —

LPL Financial LLC

Shawn K. Lytle

President — Delaware Investments

Philadelphia, PA

Robert J. Christian

Private Investor

Durant Adams Hunter

Managing Partner — Ridgeway Partners

Pamela J. Moret

Private Investor

Stephen Paul Mullin

President — Econsult Solutions, Inc.

Robert A. Rudell

Private Investor

Jon Edward Socolofsky

Private Investor

Affiliated officers

David F. Connor

Senior Vice President,

General Counsel, and Secretary

Optimum Fund Trust

Philadelphia, PA

Daniel V. Geatens

Vice President and Treasurer

Optimum Fund Trust

Philadelphia, PA

Richard Salus

Senior Vice President and

Chief Financial Officer

Optimum Fund Trust

Philadelphia, PA

Contact information

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust Philadelphia, PA

National distributor

Delaware Distributors, L.P.

Philadelphia, PA

Shareholder servicing, dividend disbursing, and transfer agent

Delaware Investments Fund

Services Company

2005 Market Street

Philadelphia, PA 19103-7094

For shareholders

800 914-0278

For securities dealers

and financial institutions representatives only

800 362-7500

Website

optimummutualfunds.com

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Forms N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Funds’ most recent Forms N-Q are available without charge (i) upon request, by calling 800 914-0278; (ii) on the Funds’ website at optimummutualfunds.com; and (iii) on the SEC’s website at sec.gov. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at optimummutualfunds.com; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com/optimum-funds. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Robert J. Christian
Robert A. Rudell
Jon E. Socolofsky

Item 4. Principal Accountant Fees and Services

PricewaterhouseCoopers LLP (“PwC”), the Independent Accountant to the series portfolios of Optimum Fund Trust (“Funds”), has advised the Audit Committee of the Board of Trustees of the Funds (“Audit Committee”) that, as of the date of the filing of this Annual Report on Form N-CSR, it is in discussions with the staff of the Securities and Exchange Commission (“SEC Staff”), or the SEC, regarding the interpretation and application of Rule 2-01(c)(1)(ii)(A) of Regulation S-X, or the Loan Rule.

The Loan Rule prohibits accounting firms, such as PwC, from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Under the SEC Staff’s interpretation of the Loan Rule, based on information provided to us by PwC, some of PwC’s relationships with its lenders who also own shares of one or more funds within the Delaware Investments Family of Funds investment company complex (which includes the Funds) implicate the Loan Rule, calling into question PwC’s independence with respect to the Funds. PwC believes that, in light of the facts of these lending relationships, its ability to exercise objective judgment with respect to the audit of the Funds has not been impaired.

The Audit Committee has considered the lending relationships described by PwC and has concluded that (1) the lending relationships did not affect PwC’s application of objective judgment in conducting its audits and issuing reports on the Funds’ financial statements; and (2) a reasonable investor with knowledge of the lending relationships described by PwC would reach the same conclusion. In making this determination, the Audit Committee considered, among other things, PwC’s description of the relevant lending relationships and PwC’s representation that its objectivity was not impaired in conducting its audit of the Funds’ financial statements. In connection with this determination, PwC advised the Audit Committee that it believes PwC is independent and it continues to have discussions with the SEC Staff.

If the SEC were ultimately to determine that PwC was not independent with respect to the Funds for certain time periods, the Funds’ filings with the SEC that contain the Funds’ financial statements for such periods would be non-compliant with the applicable securities laws. If the SEC determines that PwC was not independent, among other things, the Funds could be required to have independent audits conducted on the Funds’ previously audited financial statements by another registered public accounting firm for the affected periods. The time involved to conduct such independent audits may impair the Funds’ ability to issue shares. Any of the foregoing possible outcomes potentially could have a material adverse effect on the Funds.

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $148,500 for the fiscal year ended March 31, 2016.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $144,200 for the fiscal year ended March 31, 2015.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2016.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $667,000 for the registrant’s fiscal year ended March 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; reporting up and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2015.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $612,000 for the registrant’s fiscal year ended March 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $29,175 for the fiscal year ended March 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2016.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $28,325 for the fiscal year ended March 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2015.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2016.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2015.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $10,036,000 and $7,530,526 for the registrant’s fiscal years ended March 31, 2016 and March 31, 2015, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

OPTIMUM FUND TRUST

/s/ SHAWN LYTLE
By:	Shawn Lytle
Title:	President and Chief Executive Officer
Date:	June 3, 2016

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ SHAWN LYTLE
By:	Shawn Lytle
Title:	President and Chief Executive Officer
Date:	June 3, 2016

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	June 3, 2016